UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation potential.

Annual Report

October 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Global Infrastructure Fund	FGIAX	—	FGNCX	FGNRX	FGIYX
Nuveen Real Estate Securities Fund	FREAX	FREBX	FRLCX	FRSSX	FARCX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

December 21, 2011

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

Jay Rosenberg and John Wenker managed the Nuveen Global Infrastructure Fund (formerly known as First American Global Infrastructure Fund) and the Nuveen Real Estate Securities Fund (formerly known as First American Real Estate Securities Fund) over the entire reporting period. Jay, who has more than 16 years of financial industry experience, and John, with 28 years of experience, have both managed the Nuveen Global Infrastructure Fund since its inception in 2007. For the Nuveen Real Estate Securities Fund, John assumed portfolio management responsibilities in 1999, while Jay has been on the management team of the Fund since 2005. Effective March 21, 2011, Scott Sedlak was named associate portfolio manager of the Nuveen Real Estate Securities Fund. He has more than 11 years of financial industry experience. Effective at the close of business on December 31, 2010, the Nuveen Real Estate Securities Fund suspended offering its shares to new investors, except as noted in the Fund’s prospectus.

On the following pages, the portfolio management team for the Funds examines economic and equity market conditions, key investment strategies and the Funds’ performance for the twelve-month period ended October 31, 2011.

What factors affected the economic and equity market environments during the twelve-month reporting period ended October 31, 2011?

During this period, the U.S. economy’s recovery from recession remained slow. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its November 2011 meeting (shortly after the end of this reporting period), the central bank reaffirmed its opinion that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through mid-2013. The Fed also said that it would continue its program to extend the average maturity of its U.S. Treasury holdings by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery, and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the third quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.0%, the best growth number since the fourth quarter of 2010 and the ninth consecutive quarter of positive growth. The

Nuveen Investments	5

Consumer Price Index (CPI) rose 3.5% year-over-year as of October 2011, while the core CPI (which excludes food and energy) increased 2.1%, edging just above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Unemployment numbers remained high, as October 2011 marked the seventh straight month with a national jobless number of 9.0% or higher. However, after the reporting period came to a close, the U.S. unemployment rate fell to 8.6% in November 2011. While the dip was a step in the right direction, it was partly due to a number of individuals dropping out of the hunt for work. The housing market also continued to be a major weak spot. For the twelve months ended September 2011 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s/Case-Shiller Index lost 3.6%, with 18 of the 20 major metropolitan areas reporting losses. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

The ongoing economic uncertainty and the continual resurfacing of the European debt issue caused a high degree of volatility in the equity markets. The first half of the period saw dramatic gains for stocks and other risk assets fueled by signs of an improving economy. However, as the summer progressed, markets fell back sharply. For much of August and September, stocks traded lower before staging a comeback in the final month of the period. Over the course of the full reporting period, larger U.S. companies generally had stronger returns than their smaller sized and overseas counterparts.

Nuveen Global Infrastructure Fund

How did the Fund perform during the twelve-month period ended October 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year and since inception periods ended October 31, 2011. The Fund’s Class A Shares at net asset value (NAV) underperformed the Standard & Poor’s (S&P) Global Infrastructure Index and outperformed the Lipper classification average over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide capital appreciation and income potential by investing primarily in equity securities issued by U.S. and non-U.S. companies that typically derive the majority of their value from owned or operated infrastructure assets. During this period, our strategy for managing the Fund remained consistent. We focused on buying global infrastructure companies that own and operate long-life assets and that have visible cash flows and what we consider to be strong balance sheets, manageable amounts of leverage and inelastic demand characteristics. We believe these types of companies will have ongoing access to capital and the best chances for producing sustainable and growing cash flow. The Fund is structured using a number of core infrastructure companies that we believe should provide long-term outperformance versus the market, combined with more opportunistic holdings that we believe are undervalued

6	Nuveen Investments

by the market. We have exposure around the globe with a mixture of holdings that we think represent significant value, as well as positions in companies that may prove to be more stable in a faltering global economy.

The Fund fell moderately short of the S&P Global Infrastructure benchmark during the fiscal year, but has outperformed it over the since-inception period. The nearly flat results for both the Fund and benchmark over the period belied the highly volatile environment driven by political uncertainties, particularly in Europe and China. The Fund’s performance benefited from the continued execution of one of our long-term strategies, which is avoiding securities where in our opinion the impact of political uncertainty is not fully discounted into valuation. Throughout the period, we continued to increase the Fund’s broad underweight to Europe because of the ongoing sovereign debt crisis and the lack of political leadership in response to it. Our aversion to Southern Europe in particular manifested itself in substantial underweights to transportation companies, which are disproportionately domiciled in countries such as Spain, France and Italy. In addition, the Fund’s results also benefited from favorable stock selection in several sectors, including electric utilities, ports and toll roads.

In electric utilities, we continued to be rewarded for our usual underweight versus the benchmark, in addition to positive stock selection. This area of the market was extremely volatile during the year, caused by the high degree of political and regulatory risk in Europe and the aftereffects of the Japanese earthquake and ensuing nuclear plant disaster. Beneficial positions included large underweights to the two biggest Japanese power generation companies and the two biggest German integrated utilities.

In the port sector, we benefited from increased exposure to several Brazil-based companies, including the port of Santos. In Asia, performance was aided by a new addition, International Container Terminal Services, the owner and operator of the Manila port. The company has unique emerging markets port exposure and a strong management team. In terms of China, our view turned bearish during the period as we began to see some significantly weaker cargo data coming from the Pearl River Delta ports and the Los Angeles area ports, which receive a large quantity of shipments from the Shenzhen region. Consequently, we substantially reduced the Fund’s exposure to Chinese port companies, which benefited performance as the stocks sold off quite aggressively.

Besides the previously mentioned underweight in European toll roads, the Fund also benefited from our overall underweight to that sector, which fell short of the benchmark. Within toll roads, stock selection was strong and included an emphasis on Brazilian companies, which performed well, and an underweight in Chinese companies. The toll road companies in China almost all have competing projects that are being built near some of their assets. Because earnings momentum in this market is so important, we correctly believed these Chinese toll road stocks would be hit. Also, similar to Europe, China is facing a number of political issues that are negatively impacting its toll road assets. Because we did not have any clarity on Chinese government policies going forward, we reduced the Fund’s exposure to Chinese toll roads.

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Sectors that detracted from the Fund’s results during the fiscal year included pipelines, gas utilities and water utilities. The pipeline sector was the largest drag on relative performance for the period as mergers, acquisitions and company restructurings caused a great degree of volatility in the segment. The Fund’s shortfall was again mainly the result of substantial underweights in two sizeable positions in the benchmark: Williams and El Paso. We maintained these underweights because a large amount of both firms’ revenues is from exploration and production (E&P) businesses, which have a much higher volatility profile compared to more pure pipeline businesses. Both companies continued to perform well as the market rewarded their decisions to split off their E&P businesses from their infrastructure assets.

We also underperformed in the gas utilities sector. Similar to the toll road segment, we were not sure what the Chinese government’s policies could potentially mean for the country’s gas utilities. Therefore, we significantly trimmed the Fund’s Chinese gas exposure; however, weakness in the marketplace caused the whole segment to remain under pressure during the year and our limited exposure still hurt performance. Those negative results were partially offset by our successful underweight to European gas exposure, which underperformed during the period.

In water utilities, the Fund’s underperformance came primarily from two holdings: China Everbright International and Veolia. China Everbright, which owns and operates waste to energy and waste water treatment plants in China, fell in sympathy with the renewable energy segment. Having met with the management of China Everbright during the period, we continued to like this holding and held the Fund’s position. Veolia, a leading provider of water and wastewater services based in North America, completely reversed its business plan during the period with an announcement that it is exiting 37 countries. It also left investors unsure about its future dividend levels.

We believe the continued volatility in the infrastructure sector underscored the benefits of investing in listed infrastructure companies. By doing so, the Fund continued to offer investors diversification from many standpoints — including regulatory, country, currency, sector and asset — that may be difficult to obtain with a private equity or direct investment. The market gyrations we saw in Southern Europe and China reminded us of the potential consequences of being too concentrated in large, expensive assets that can be vulnerable to unforeseen events and political uncertainties. We believe it takes very active management to distinguish between companies really at risk and companies being unnecessarily penalized by the market and represent attractive buying opportunities. However, despite our diversification efforts, it is important to remember that diversification does not assure a profit against a loss in a declining market.

Nuveen Real Estate Securities Fund

How did the Fund perform during the twelve-month period ended October 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2011. The Fund’s Class A Shares at net asset value (NAV) underperformed the Morgan Stanley REIT Index and outperformed the Lipper classification average over the twelve-month period.

8	Nuveen Investments

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide above-average income potential and long-term capital appreciation by investing in income-producing common stocks of publicly traded companies engaged in the real estate industry. During this period, we continued to implement the Fund’s strategy of investing on a relative-value basis with a focus on individual stocks rather than economic or market cycles. We also continued to invest the Fund in a relatively sector-neutral manner relative to the comparative index, with a goal of providing shareholders a well-diversified portfolio of public real estate stocks. Our sector-neutral approach reduced the impact of any one property type on the performance of the Fund. Additionally, we continued to invest in a broader universe of stocks than our benchmark index to access more dynamic parts of the commercial real estate cycle.

Commercial real estate market fundamentals generally improved during the reporting period as occupancy levels increased, rental rates for many property types were stable or increasing and same-store net operating income increased. The broader commercial real estate market continued to face the challenges of the slower economic environment. Although more transactions are taking place and investment opportunities are available, lenders are being selective with financing. Also, investors in commercial mortgage-backed securities are being very selective about loans included in new offerings. In this environment, public real estate companies continue to have an advantage with availability and cost of capital.

During the fiscal year, the Fund benefited from individual stock selection. Consistent with our investment process, the Fund retained its historical bias toward higher quality companies with consistent, visible cash flows. However, we also invested in select lower quality companies that we believed were more levered to the early recovery stage of the commercial real estate cycle. Our strategy of investing on a relative-value basis helped the Fund avoid several underperforming stocks.

The Fund’s best-performing sectors on a relative basis were regional malls, net lease and self-storage companies. In the regional mall sector, an underweight position in General Growth Properties and an overweight in Simon Properties Group and Glimcher Realty contributed positively to the Fund’s relative performance. Within net lease, underweights to underperforming companies such as Getty Realty helped performance. The net lease sector is viewed as defensive and can be expected to lag during the growth part of a real estate cycle when investors seek out companies with more dynamic cash flow growth. In the self-storage sector, overweights in two small-cap stocks, CubeSmart and Sovran Self-Storage, contributed positively to results.

The Fund’s worst-performing sectors on a relative value basis were hotel Real Estate Investment Trusts (REITs) and hotel C-corporations. In hotel REITs, the Fund suffered from overweight positions in two small-cap REITs: Chesapeake Lodging Trust and Sunstone Hotel Investors. In the hotel C-corporation sector, the Fund’s weighting in non-index holding Marriott had a negative effect on performance. Although the Fund’s cash level on average was less than 1%, this was still a drag on performance in this period of appreciating REIT stocks.

Nuveen Investments	9

As mentioned above, we continued to invest in a broader universe of stocks than our benchmark index. During the period, this exposure comprised approximately 6% of the Fund’s assets and included real estate operating companies, international real estate stocks and infrastructure stocks with heavy real estate foundations. Additionally, we maintained a cautious approach to weightings in suburban office companies, believing the fundamental environment for central business district office companies was stronger.

Fiscal Year End Change

Effective November 1, 2011, the Funds’ fiscal year ends changed from October 31 to December 31. As a result, the Funds will prepare an annual report for the two-month period ended December 31, 2011. This change in fiscal year ends does not affect the objectives, investment strategies or portfolio management of the Funds.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Concentration in specific sectors or securities may involve greater risk and volatility than more diversified investments. Real Estate investments involve greater exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates, and tax laws. Infrastructure-related securities involve more exposure to adverse economic, regulatory, political, legal, and other changes affecting such securities. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility.

10	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following four pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

Effective January 18, 2011, Class R Shares and Class Y Shares, previously offered by FAF Advisors, Inc., were renamed Class R3 Shares and Class I Shares, respectively.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Global Infrastructure Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	0.97%	-0.60%
Class A Shares at maximum Offering Price	-4.79%	-2.11%
S&P Global Infrastructure Index**	1.54%	-4.44%
Lipper Specialty/Miscellaneous Funds Classification Average**	0.82%	-2.75%

Class C Shares	0.37%	13.93%
Class R3 Shares	0.36%	14.28%
Class I Shares	1.28%	-0.37%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	-2.39%	-2.59%
Class A Shares at maximum Offering Price	-7.99%	-4.10%
Class C Shares	-3.01%	11.41%
Class R3 Shares	-3.12%	11.74%
Class I Shares	-2.18%	-2.38%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.72%	1.25%
Class C Shares	2.47%	2.00%
Class R3 Shares	1.97%	1.50%
Class I Shares	1.47%	1.00%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 1.25%, 2.00%, 1.50% and 1.00%, respectively, for Class A, Class C, Class R3 and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Since inception returns for Class A and Class I Shares, and for the comparative index and Lipper classification average are from 12/17/07; since inception returns for Class C and Class R3 Shares are from 11/3/08.
**	Refer to the Glossary of Terms Used in this Report for definitions.

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2011 — Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

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Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Real Estate Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	9.94%	0.55%	12.80%
Class A Shares at maximum Offering Price	3.63%	-0.64%	12.13%
Morgan Stanley REIT Index*	10.59%	-1.11%	10.99%
Lipper Real Estate Funds Classification Average*	9.84%	-1.38%	10.50%

Class B Shares w/o CDSC**	9.18%	-0.20%	11.97%
Class B Shares w/CDSC**	4.18%	-0.34%	11.97%
Class C Shares	9.13%	-0.19%	11.96%
Class R3 Shares	9.68%	0.31%	12.60%
Class I Shares	10.24%	0.80%	13.08%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	1.12%	-0.82%	10.98%
Class A Shares at maximum Offering Price	-4.68%	-1.99%	10.32%
Class B Shares w/o CDSC**	0.33%	-1.57%	10.15%
Class B Shares w/CDSC**	-4.60%	-1.71%	10.15%
Class C Shares	0.37%	-1.57%	10.15%
Class R3 Shares	0.87%	-1.07%	10.77%
Class I Shares	1.37%	-0.58%	11.26%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.29%
Class B Shares	2.04%
Class C Shares	2.04%
Class R3 Shares	1.54%
Class I Shares	1.04%

*	Refer to the Glossary of Terms Used in this Report for definitions.
**	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2011 — Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Holding Summaries (Unaudited) as of October 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Global Infrastructure Fund

Portfolio Allocation1

Nuveen Real Estate Securities Fund

Portfolio Allocation3

Portfolio Composition[1]
Utilities	46.4%
Industrials	32.5%
Energy	11.0%
Telecommunication Services	6.0%
Short-Term Investments	1.4%
Other	2.7%

Portfolio Composition[3]
Apartments	18.1%
Malls	16.9%
Office	15.7%
Health Care	8.6%
Industrials	7.6%
Self Storage	6.9%
Community Centers	6.9%
Diversified	6.4%
Private Real Estate Company[4]	–%
Short-Term Investments	1.0%
Other	11.9%

Top Five Common Stock Holdings[2]
Enbridge	5.3%
American Tower, Class A	3.7%
National Grid – ADR	3.4%
Transurban Group	3.1%
Energias do Brasil	3.0%

Country Allocation[1]
United States	28.3%
United Kingdom	9.3%
Canada	9.3%
Brazil	8.8%
Australia	8.6%
Hong Kong	8.1%
Singapore	6.0%
Italy	3.1%
Other	18.5%

Top Five Common Stock Holdings[2]
Simon Property Group – REIT	11.6%
Equity Residential Properties Trust – REIT	5.3%
Public Storage – REIT	5.2%
Boston Properties – REIT	4.7%
Avalonbay Communities – REIT	4.2%

1	As a percentage of total investments as of October 31, 2011. Holdings are subject to change.
2	As a percentage of total common stocks as of October 31, 2011. Holdings are subject to change.
3	As a percentage of total investments (excluding investments purchased with collateral from securities lending) as of October 31, 2011. Holdings are subject to change.
4	Rounds to less than 0.1%.

16	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Infrastructure Fund

	Actual Performance				Hypothetical Performance
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$911.60	$909.70	$906.80	$913.00	$1,018.90	$1,015.12	$1,017.64	$1,020.16
Expenses Incurred During Period	$6.02	$9.63	$7.21	$4.82	$6.36	$10.16	$7.63	$5.09

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.25%, 2.00%, 1.50%, and 1.00% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Real Estate Securities Fund

	Actual Performance					Hypothetical Performance
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$952.30	$949.30	$948.90	$951.20	$953.70	$1,018.60	$1,014.82	$1,014.82	$1,017.34	$1,019.86
Expenses Incurred During Period	$6.45	$10.12	$10.12	$7.67	$5.22	$6.67	$10.46	$10.46	$7.93	$5.40

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06%, 2.06%, 1.56% and 1.06% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	17

Report of

Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Nuveen Global Infrastructure Fund (formerly First American Global Infrastructure Fund)

Nuveen Real Estate Securities Fund (formerly First American Real Estate Securities Fund)

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Nuveen Global Infrastructure Fund (formerly First American Global Infrastructure Fund) and Nuveen Real Estate Securities Fund (formerly First American Real Estate Securities Fund) (series of Nuveen Investment Funds, Inc., formerly First American Investment Funds, Inc.) (collectively, the “Funds”) as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Global Infrastructure Fund (formerly First American Global Infrastructure Fund) and Nuveen Real Estate Securities Fund (formerly First American Real Estate Securities Fund) at October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 28, 2011

18	Nuveen Investments

Portfolio of Investments

Nuveen Global Infrastructure Fund

(formerly known as First American Global Infrastructure Fund)

October 31, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 99.0%

	Australia – 8.6%

746,227	APA Group	$3,403,148

496,619	Asciano Group	793,901

598,349	Australian Infrastructure Fund	1,187,880

549,344	DUET Group	957,379

99,691	Macquarie Atlas Roads Group —	147,624

569,081	MAp Group	2,030,638

62,638	QR National	216,412

245,462	SP AusNet — ¡	255,939

735,165	Spark Infrastructure Group	936,662

988,221	Transurban Group	5,420,856
	Total Australia	15,350,439
	Austria – 1.1%

6,611	Flughafen Wien	297,142

2,598	Verbund AG, Class A	75,441

54,606	Oesterreichische Post	1,646,896
	Total Austria	2,019,479
	Belgium – 0.2%

9,138	Elia System Operator	370,815
	Brazil – 8.8%

105,302	Companhia de Concessoes Rodoviarias	2,902,345

42,275	Companhia de Gas de Sao Paulo, Class A	864,288

34,921	Companhia de Saneamento Basico de Estado de Sao Paulo – ADR	1,894,813

7,282	Companhia de Saneamento de Minas Gerais – ADR	136,152

9,574	Companhia de Transmissao de Energia Electrica Paulista	276,092

7,574	Companhia Energetica do Ceara-COELCE, Class A	153,081

45,945	Companhia Paranaense de Energia-Copel – ADR	927,170

10,714	CPFL Energia – ADR	278,457

68,092	EcoRodovias Infraestructura e Logistica	513,610

242,191	Energias do Brasil	5,236,410

78,599	Santos Brasil Participacoes ¡	1,165,125

96,584	Wilson Sons – BDR ¡	1,383,910
	Total Brazil	15,731,453
	Canada – 9.3%

167,215	Algonquin Power & Utilities	939,457

27,597	ATCO, Class I ¡	1,685,583

20,707	Brookfield Renewable Power Fund	567,352

22,064	Emera	724,509

268,790	Enbridge	9,329,701

2,869	Just Energy	30,971

4,868	Keyera	222,070

35,766	Pembina Pipeline	973,495

31,393	TransCanada	1,351,155

45,535	Veresen	658,299

3,957	Westshore Terminals Investment	96,508
	Total Canada	16,579,100

Nuveen Investments	19

Portfolio of Investments

Nuveen Global Infrastructure Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Chile – 1.1%

215,669	Empresa Electrica Del Norte Grande	$589,717

29,996	Empresa Nacional de Electrcidad – ADR	1,447,007
	Total Chile	2,036,724
	China – 0.6%

1,606,845	China Suntien Green Energy, Class H	365,439

83,532	ENN Energy Holdings	301,845

573,150	Zhejiang Expressway, Class H	376,946
	Total China	1,044,230
	Czech Republic – 0.3%

12,440	CEZ	526,037
	Finland – 0.5%

34,440	Fortum Oyj	838,207
	France – 2.2%

7,836	Aeroports de Paris	615,222

11,762	Electricite de France	352,009

321,147	Groupe Eurotunnel	2,892,871

320	Rubis	18,185
	Total France	3,878,287
	Germany – 2.5%

25,813	E.ON	622,480

42,606	Fraport Frankfurt Airport	2,682,552

37,053	Hamburger Hafen und Logistik	1,139,207
	Total Germany	4,444,239
	Hong Kong – 8.1%

557,394	Beijing Capital International Airport, Class H	250,298

138,507	Beijing Enterprises Holdings	766,481

592,846	Cheung Kong Infrastructure Holdings	3,175,708

3,315,664	China Everbright International	957,251

431,053	China Merchants Holdings International	1,330,113

27,325	China Resources Gas Group	39,702

146,820	CLP Holdings	1,307,892

223,120	Cosco Pacific	310,454

823,824	Hong Kong and China Gas	1,857,374

556,032	Hopewell Highway Infrastructure	306,698

782,939	MTR	2,527,309

182,131	Power Assets Holdings	1,383,979

457,804	Towngas China	246,270
	Total Hong Kong	14,459,529
	India – 1.0%

20,587	GAIL India – GDR ¡	1,083,905

354,650	Power Grid	759,932
	Total India	1,843,837
	Italy – 3.1%

258,412	Atlantia	3,935,964

23,586	Autostrada Torino-Milano	246,682

20	Nuveen Investments

Shares	Description ▲	Value

	Italy (continued)

538,950	Hera	$881,229

65,330	IREN	79,021

46,998	Societa Iniziative Autostradali e Servizi	388,421

496	Terna-Rete Elettrica Nationale	1,906
	Total Italy	5,533,223
	Japan – 1.6%

89,779	Japan Airport Terminal	1,187,658

56,755	Kamigumi	495,580

273,626	Tokyo Gas	1,178,322
	Total Japan	2,861,560
	Lebanon – 1.0%

263,795	Equatorial Energia	1,725,496
	Luxembourg – 0.9%

65,353	SES	1,669,218
	Mexico – 0.7%

7,209	Grupo Aeroportuario del Sureste – ADR	415,238

548,122	OHL Mexico —	851,775
	Total Mexico	1,267,013
	Netherlands – 1.2%

39,988	Koninklijke Vopak	2,061,063
	New Zealand – 1.8%

258,045	Auckland International Airport	487,219

675,072	Infratil	1,005,071

208,627	Port of Tauranga	1,632,881
	Total New Zealand	3,125,171
	Norway – 0.2%

40,188	Hafslund, Class B ¡	410,461
	Philippines – 0.6%

601,764	International Container Terminal Services	776,915

3,804,101	Metro Pacific Investments	289,299
	Total Philippines	1,066,214
	Portugal – 0.1%

40,977	Brisa Auto-Estradas de Portugal	139,467
	Singapore – 6.1%

2,099,286	CitySpring Infrastructure Trust	625,411

1,646,615	ComfortDelGro	1,824,554

117,712	Hyflux	133,678

579,866	Parkway Life – REIT	827,486

435,775	SembCorp Industries	1,436,713

722,142	Singapore Airport Terminal Services	1,407,024

2,420,544	Singapore Post	1,971,055

216,116	Singapore Telecommunications	546,409

1,374,890	SMRT	2,013,285
	Total Singapore	10,785,615

Nuveen Investments	21

Portfolio of Investments

Nuveen Global Infrastructure Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Spain – 0.6%

27,634	Enagas	$543,382

45,407	Ferrovial	577,126
	Total Spain	1,120,508
	Switzerland – 0.4%

1,775	Flughafen Zuerich	680,699
	United Kingdom – 9.4%

882,087	Centrica	4,199,256

119,295	National Grid – ADR	5,973,101

34,350	Pennon Group	383,714

87,095	Scottish & Southern Energy	1,881,787

48,633	Severn Trent	1,183,752

315,838	United Utilities Group	3,078,858
	Total United Kingdom	16,700,468
	United States – 27.0%

12,364	American States Water	431,998

118,666	American Tower, Class A —	6,538,497

12,736	American Water Works	388,830

156,201	Brookfield Infrastructure Partners	3,919,083

246	California Water Service Group	4,568

38,392	Chesapeake Utilities	1,627,437

10,764	Consolidated Edison	622,913

89,111	Crown Castle International —	3,685,631

42,240	Dominion Resources	2,179,162

119,511	El Paso	2,988,970

10,624	Exelon	471,599

30,265	ITC Holdings	2,199,660

2,925	Kinder Morgan	83,655

21,777	NextEra Energy	1,228,223

51,747	NiSource	1,143,091

18,751	Northeast Utilities —	648,222

12,507	Northwest Natural Gas	584,327

46,229	OGE Energy	2,391,888

32,143	PPL	944,040

168,543	Questar	3,247,824

5,993	Republic Services	170,561

13,392	Sempra Energy	719,552

692	SJW	16,110

150,567	Spectra Energy	4,310,733

32,734	Standard Parking —	575,791

29,622	UIL Holdings	1,009,518

8,536	Unitil	227,655

58,613	Waste Connections	1,995,773

68,611	Wisconsin Energy	2,225,055

58,977	Xcel Energy	1,524,555
	Total United States	48,104,921
	Total Common Stocks (cost $168,432,175)	176,373,473

22	Nuveen Investments

Shares	Description ▲	Value

	SHORT-TERM INVESTMENTS – 1.4%
	Money Market Funds – 1.4%

2,485,341	State Street Institutional Liquid Reserves Fund, 0.150% Ω	$2,485,341
	Total Short-Term Investments (cost $2,485,341)	2,485,341
	Total Investments (cost $170,917,516) – 100.4%	178,858,814
	Other Assets Less Liabilities – (0.4)%	(775,783)
	Net Assets – 100.0%	$178,083,031

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

¡	For fair value measurement disclosure purposes, Common Stock categorized as Level 2.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

GDR	Global Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	23

Portfolio of Investments

Nuveen Real Estate Securities Fund

(formerly known as First American Real Estate Securities Fund)

October 31, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 98.3%

	Apartments – 18.0%

6,076	Apartment Investment & Management, Class A – REIT	$149,895

962,863	Avalonbay Communities – REIT ▼	128,725,155

592,584	BRE Properties – REIT ▼	29,700,310

808,899	Camden Property Trust – REIT ▼	49,051,635

2,782,997	Equity Residential Properties Trust – REIT ▼	163,306,264

383,226	Essex Property Trust – REIT ▼	54,709,344

592,618	Home Properties – REIT ▼	34,905,200

715,737	Mid-America Apartment Communities – REIT ▼	44,661,989

593,417	Post Properties – REIT ▼	24,377,570

1,349,289	UDR – REIT	33,637,775
	Total Apartments	563,225,137
	Community Centers – 7.4%

410,263	Acadia Realty Trust – REIT ▼	8,500,649

1,293,729	DDR – REIT ▼	16,572,669

1,759,038	Equity One – REIT ▼	30,167,502

543,128	Federal Realty Investment Trust – REIT ▼	48,208,041

984,265	Kimco Realty – REIT ▼	17,195,109

2,470,803	Kite Realty Group Trust – REIT ▼	10,204,416

1,516,912	Ramco-Gershenson Properties Trust – REIT ▼	14,638,201

1,072,503	Regency Centers – REIT ▼	43,929,723

176,214	Saul Centers – REIT ▼	6,315,510

683,715	Urstadt Biddle Properties, Class A – REIT	12,197,476

1,015,270	Weingarten Realty Investors – REIT ▼	23,564,417
	Total Community Centers	231,493,713
	Diversified – 6.4%

185,251	American Assets Trust – REIT	3,755,038

495,017	Colonial Properties Trust – REIT ▼	10,038,945

3,148,462	Cousins Properties – REIT ▼	20,653,911

876,057	Forest City Enterprises, Class A ▼ —	11,984,460

1,478,428	Vornado Realty Trust – REIT ▼	122,428,622

1,032,470	Washington Real Estate Investment Trust – REIT ▼	29,900,331
	Total Diversified	198,761,307
	Health Care – 8.6%

7,860	Assisted Living Concepts, Class A	111,690

399,482	Capital Senior Living —	3,119,954

1,038,042	Cogdell Spencer – REIT	4,193,690

2,982,294	HCP – REIT ▼	118,844,416

1,073,010	Health Care – REIT ▼	56,536,897

256,607	Healthcare Realty Trust – REIT ▼	4,847,306

159,261	LTC Properties – REIT ▼	4,516,642

34,420	OMEGA Healthcare Investors – REIT ▼	611,299

4,225,646	Parkway Life – REIT	6,030,123

463,033	Sabra Health Care – REIT	4,755,349

1,165,944	Ventas – REIT ▼	64,838,146
	Total Health Care	268,405,512

24	Nuveen Investments

Shares	Description ▲	Value

	Hotels – 4.1%

14,377	Chesapeake Lodging Trust – REIT	$214,792

1,883,920	Hersha Hospitality Trust – REIT ▼	8,308,087

5,555,203	Host Hotels & Resorts – REIT ▼	79,272,747

99,878	Hyatt Hotels, Class A ▼ —	3,714,463

33,901	LaSalle Hotel Properties – REIT ▼	810,573

922,830	Pebblebrook Hotel Trust – REIT ▼	17,561,455

1,066,153	RLJ Lodging Trust	15,800,387

50	Strategic Hotels & Resorts – REIT —	285

3,973	Summit Hotel Properties – REIT	32,062

532,686	Sunstone Hotel Investors – REIT ▼ —	3,702,168
	Total Hotels	129,417,019
	Industrials – 7.5%

3,509,996	DCT Industrial Trust – REIT ▼	17,409,580

873,378	EastGroup Properties – REIT ▼	38,088,015

29	First Potomac Realty Trust – REIT	412

303,364	Mapletree Logistics Trust – REIT	206,028

3,791,695	Prologis – REIT ▼	112,840,843

1,057,711	PS Business Parks – REIT	56,301,956

341,863	Stag Industrial – REIT ▼	3,671,609

554,866	Terreno Realty – REIT ▼	6,908,082
	Total Industrials	235,426,525
	Infrastructure – 1.8%

177,237	American Tower, Class A —	9,765,758

1,338,059	Brookfield Asset Management, Class A	38,803,711

477	Hopewell Holdings	1,239

356,227	Standard Parking —	6,266,033
	Total Infrastucture	54,836,741
	Malls – 16.3%

292,687	CBL & Associates Properties – REIT ▼	4,501,526

1,296,032	General Growth Properties – REIT ▼	19,051,671

1,349,432	Glimcher Realty Trust – REIT ▼	12,360,797

1,679,997	Macerich – REIT ▼	83,596,651

2,781,573	Simon Property Group – REIT ▼	357,265,236

433,888	Taubman Centers – REIT ▼	26,566,962

964,470	Westfield Group – REIT —	7,764,328
	Total Malls	511,107,171
	Manufactured Homes – 2.0%

962,419	Equity Lifestyle Properties – REIT ▼	63,644,768
	Net Lease – 2.1%

2,464,586	National Retail Properties – REIT ▼	67,159,969
	Office – 15.6%

924,591	Alexandria Real Estate Equities – REIT ▼	61,106,219

547,680	BioMed Realty Trust – REIT ▼	9,918,485

1,451,250	Boston Properties – REIT ▼	143,659,237

856,842	Brandywine Realty Trust – REIT	7,805,831

Nuveen Investments	25

Portfolio of Investments

Nuveen Real Estate Securities Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Office – (continued)

2,011,234	Brookfield Properties	$33,225,586

23,523	Coresite Realty – REIT	391,658

354,560	Corporate Office Properties Trust – REIT ▼	8,598,080

681,560	Digital Realty Trust – REIT ▼	42,481,635

805,939	Douglas Emmett – REIT ▼	15,715,810

1,135,984	Duke Realty – REIT	13,949,883

624,816	DuPont Fabros Technology – REIT ▼	12,989,925

569,168	Franklin Street Properties – REIT	7,228,433

594,612	Highwoods Properties – REIT ▼	18,421,080

210,393	Hudson Pacific Properties – REIT ▼	2,810,850

831,068	Liberty Property Trust – REIT ▼	26,594,176

797,210	Mack-Cali Realty – REIT ▼	22,369,713

47,801	Mission West Properties – REIT	371,892

13,121	Parkway Properties – REIT	168,605

136,116	Piedmont Office Realty Trust, Class A – REIT ▼	2,311,250

860,953	SL Green Realty – REIT ▼	59,397,147
	Total Office	489,515,495
	Real Estate Service Provider – 0.1%

202,481	HFF ▼ —	2,227,291
	Self Storage – 6.9%

2,210,436	Cubesmart – REIT ▼	21,684,377

95,034	Extra Space Storage – REIT ▼	2,141,116

1,249,456	Public Storage – REIT ▼	161,242,297

696,196	Sovran Self Storage – REIT ▼	30,771,863
	Total Self Storage	215,839,653
	Student Housing – 1.5%

1,176,756	American Campus Communities – REIT ▼	45,811,111
	Total Common Stocks (cost $2,532,378,964)	3,076,871,412

Shares	Description ▲	Value
	PREFERRED STOCKS – 0.1%

	Hotels – 0.1%

188,955	Summit Hotel Properties – REIT —	$4,657,741
	Total Preferred Stocks (cost $4,723,875)	4,657,741

Shares	Description ▲	Value
	Private Real Estate Company – 0.0%

34,331	Newcastle Investment Holdings —	$29,525
	Total Private Real Estate Company (cost $150,149)	29,525

Shares	Description ▲	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 45.7%

	Money Market Funds – 45.7%

1,428,974,835	Mount Vernon Securities Lending Prime Portfolio, 2.000% Ω †	$1,428,974,835
	Total Investments Purchased with Collateral from Securities Lending (cost $1,428,974,835)	1,428,974,835

26	Nuveen Investments

Shares	Description ▲	Value

	SHORT-TERM INVESTMENTS – 1.0%

	Money Market Funds – 1.0%

32,560,288	First American Treasury Obligations Fund, Class Z, 0.000% Ω	$32,560,288
	Total Short-Term Investments (cost $32,560,288)	32,560,288
	Total Investments (cost $3,998,788,111) – 145.1%	4,543,093,801
	Other Assets Less Liabilities – (45.1)%	(1,412,913,934)
	Net Assets – 100.0%	$3,130,179,867

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of Assets & Liabilities

October 31, 2011 (all dollars and shares are rounded to thousands (000), except for per share data)

	Global Infrastructure	Real Estate Securities
Assets
Investments, at value (cost $170,918 and $2,569,813, respectively)	$178,859	$3,114,119
Investments purchased with collateral from securities lending (at cost, which approximates value)	—	1,428,975
Cash denominated in foreign currencies (cost $540 and $–, respectively)	578	—
Receivables:
Dividends	190	1,266
Due from broker	—	97
Investments sold	9,081	29,877
Reclaims	42	—
Shares sold	669	5,853
Other assets	37	115
Total assets	189,456	4,580,302
Liabilities
Cash overdraft	1,092	—
Payables:
Collateral from securities lending program	—	1,428,975
Investments purchased	9,688	12,914
Shares redeemed	272	4,301
Accrued expenses:
Management fees	41	1,743
12b-1 distribution and service fees	20	216
Other	260	1,973
Total liabilities	11,373	1,450,122
Net assets	$178,083	$3,130,180
Class A Shares
Net assets	$54,697	$732,181
Shares outstanding	6,164	38,856
Net asset value per share	$8.87	$18.84
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$9.41	$19.99
Class B Shares
Net assets	N/A	$2,269
Shares outstanding	N/A	123
Net asset value and offering price per share	N/A	$18.42
Class C Shares
Net assets	$10,674	$60,812
Shares outstanding	1,219	3,294
Net asset value and offering price per share	$8.75	$18.46
Class R3 Shares(1)
Net assets	$15	$63,335
Shares outstanding	2	3,321
Net asset value and offering price per share	$8.95	$19.07
Class I Shares(1)
Net assets	$112,697	$2,271,583
Shares outstanding	12,630	119,213
Net asset value and offering price per share	$8.92	$19.05
Net assets consist of:
Capital paid-in	$165,760	$2,638,442
Undistributed (Over-distribution of) net investment income	2,516	(24)
Accumulated net realized gain (loss)	1,823	(52,544)
Net unrealized appreciation (depreciation)	7,984	544,306
Net assets	$178,083	$3,130,180
Authorized shares	2 billion	2 billion
Par value per share	$0.0001	$0.0001

N/A –	Global Infrastructure does not offer Class B Shares.
(1) –	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of Operations (all dollars are rounded to thousands (000))

Year Ended October 31, 2011

	Global Infrastructure	Real Estate Securities
Investment Income
Dividend and interest income from unaffiliated investments (net of foreign tax withheld of $571 and $208, respectively)	$6,128	$57,518
Interest income from affiliated investments(1)	—	4
Securities lending income	—	1,045
Total investment income	6,128	58,567
Expenses
Management fees	1,636	23,905
12b-1 service fees – Class A	154	1,897
12b-1 distribution and service fees – Class B	N/A	27
12b-1 distribution and service fees – Class C	103	625
12b-1 distribution and service fees – Class R3(2)	—	304
Administration fees(1)	64	943
Shareholders’ servicing agent fees and expenses	245	3,418
Custodian’s fees and expenses	292	426
Directors’ fees and expenses	8	69
Professional fees	36	31
Shareholders’ reports – printing and mailing expenses	54	1,081
Federal and state registration fees	66	231
Other expenses	14	60
Total expenses before expense reimbursement	2,672	33,017
Expense reimbursement	(671)	(398)
Net expenses	2,001	32,619
Net investment income (loss)	4,127	25,948
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	2,172	46,487
Redemptions in-kind	—	14,783
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(5,535)	178,253
Net realized and unrealized gain (loss)	(3,363)	239,523
Net increase (decrease) in net assets from operations	$764	$265,471

N/A	– Global Infrastructure does not offer Class B Shares.
(1)	– For the period November 1, 2010 through December 31, 2010.
(2)	– Effective January 18, 2011, Class R Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of Changes in Net Assets (all dollars are rounded to thousands (000))

	Global Infrastructure		Real Estate Securities
	Year Ended 10/31/11	Year Ended 10/31/10	Year Ended 10/31/11	Year Ended 10/31/10
Operations
Net investment income (loss)	$4,127	$2,181	$25,948	$35,643
Net realized gain (loss) from:
Investments and foreign currency	2,172	9,624	46,487	252,012
Redemptions in-kind	—	—	14,783	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(5,535)	11,030	178,253	278,283
Net increase (decrease) in net assets from operations	764	22,835	265,471	565,938
Distributions to Shareholders
From net investment income:
Class A	(1,049)	(422)	(8,736)	(11,390)
Class B	N/A	N/A	(19)	(53)
Class C	(111)	(45)	(443)	(629)
Class R3(1)	—	—	(609)	(1,183)
Class I(1)	(1,697)	(658)	(26,418)	(29,400)
From accumulated net realized gains:
Class A	(3,081)	—	(9,657)	—
Class B	N/A	N/A	(32)	—
Class C	(460)	—	(839)	—
Class R3(1)	—	—	(832)	—
Class I(1)	(4,487)	—	(28,893)	—
Decrease in net assets from distributions to shareholders	(10,885)	(1,125)	(76,478)	(42,655)
Fund Share Transactions
Proceeds from sale of shares	77,226	98,672	1,446,746	1,423,765
Proceeds from shares issued to shareholders due to reinvestment of distributions	7,872	673	59,683	33,035
	85,098	99,345	1,506,429	1,456,800
Cost of shares redeemed	(50,579)	(26,906)	(937,711)	(573,781)
Cost of redemptions in-kind	—	—	(48,375)	—
Net increase (decrease) in net assets from Fund share transactions	34,519	72,439	520,343	883,019
Net increase (decrease) in net assets	24,398	94,149	709,336	1,406,302
Net assets at the beginning of period	153,685	59,536	2,420,844	1,014,542
Net assets at the end of period	$178,083	$153,685	$3,130,180	$2,420,844
Undistributed (Over-distribution of) net investment income at the end of period	$2,516	$2,120	$(24)	$(12)

N/A	– Global Infrastructure does not offer Class B Shares.
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

30	Nuveen Investments

Financial Highlights

Nuveen Investments	31

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GLOBAL INFRASTRUCTURE
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/07)
2011	$9.42	$.20	$(.11)	$.09	$(.16)	$(.48)	$(.64)	$8.87
2010	7.80	.16	1.58	1.74	(.12)	—	(.12)	9.42
2009	6.43	.16	1.29	1.45	(.08)	—	(.08)	7.80
2008(f)	10.00	.05	(3.62)	(3.57)	—	—	—	6.43
Class C (11/08)
2011	9.32	.14	(.12)	.02	(.11)	(.48)	(.59)	8.75
2010	7.75	.09	1.57	1.66	(.09)	—	(.09)	9.32
2009(g)	6.48	.11	1.24	1.35	(.08)	—	(.08)	7.75
Class R3 (11/08)(e)
2011	9.40	.05	(.02)	.03	—	(.48)	(.48)	8.95
2010	7.78	.13	1.59	1.72	(.10)	—	(.10)	9.40
2009(g)	6.48	.14	1.24	1.38	(.08)	—	(.08)	7.78
Class I (12/07)(e)
2011	9.46	.23	(.12)	.11	(.17)	(.48)	(.65)	8.92
2010	7.82	.18	1.59	1.77	(.13)	—	(.13)	9.46
2009	6.43	.17	1.30	1.47	(.08)	—	(.08)	7.82
2008(f)	10.00	.16	(3.73)	(3.57)	—	—	—	6.43

32	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

.97%	$54,697	1.62%		1.86%		1.25%		2.24%		273%
22.56	57,594	1.88		1.30		1.25		1.93		314
22.76	19,901	2.47		1.12		1.25		2.34		299
(35.70)	4,022	4.16	*	(2.11	)*	1.25	*	.80	*	304

.37	10,674	2.38		1.14		2.00		1.53		273
21.62	8,103	2.63		.51		2.00		1.14		314
21.00	3,034	3.22	*	.37	*	2.00	*	1.59	*	299

.36	15	2.05		(.03)		1.50		.55		273
22.27	8	2.13		.91		1.50		1.54		314
21.48	6	2.72	*	.93	*	1.50	*	2.15	*	299

1.28	112,697	1.38		2.12		1.00		2.51		273
22.92	87,980	1.63		1.50		1.00		2.13		314
23.14	36,595	2.22		1.35		1.00		2.57		299
(35.70)	17,221	3.90	*	(.73	)*	.99	*	2.18	*	304

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(f)	For the period December 17, 2007 (commencement of operations) through October 31, 2008.
(g)	For the period November 3, 2008 (commencement of operations) through October 31, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	33

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

REAL ESTATE SECURITIES
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value
Class A (9/95)
2011	$17.58	$.14	$1.58	$1.72	$(.22)	$(.24)	$—	$(.46)	$18.84
2010	12.44	.32	5.20	5.52	(.38)	—	—	(.38)	17.58
2009	12.67	.41	(.16)	.25	(.34)	—	(.14)	(.48)	12.44
2008	23.99	.60	(8.78)	(8.18)	(.40)	(2.74)	—	(3.14)	12.67
2007	26.49	.47	(.24)	.23	(.36)	(2.37)	—	(2.73)	23.99
Class B (9/95)
2011	17.18	(.01)	1.57	1.56	(.11)	(.21)	—	(.32)	18.42
2010	12.17	.21	5.07	5.28	(.27)	—	—	(.27)	17.18
2009	12.39	.36	(.19)	.17	(.25)	—	(.14)	(.39)	12.17
2008	23.53	.46	(8.60)	(8.14)	(.26)	(2.74)	—	(3.00)	12.39
2007	26.08	.27	(.22)	.05	(.23)	(2.37)	—	(2.60)	23.53
Class C (2/00)
2011	17.23	(.01)	1.56	1.55	(.08)	(.24)	—	(.32)	18.46
2010	12.21	.19	5.12	5.31	(.29)	—	—	(.29)	17.23
2009	12.44	.34	(.17)	.17	(.26)	—	(.14)	(.40)	12.21
2008	23.62	.45	(8.63)	(8.18)	(.26)	(2.74)	—	(3.00)	12.44
2007	26.17	.26	(.21)	.05	(.23)	(2.37)	—	(2.60)	23.62
Class R3 (9/01)(e)
2011	17.79	.09	1.61	1.70	(.16)	(.26)	—	(.42)	19.07
2010	12.57	.31	5.24	5.55	(.33)	—	—	(.33)	17.79
2009	12.79	.39	(.16)	.23	(.31)	—	(.14)	(.45)	12.57
2008	24.20	.54	(8.85)	(8.31)	(.36)	(2.74)	—	(3.10)	12.79
2007	26.72	.38	(.21)	.17	(.32)	(2.37)	—	(2.69)	24.20
Class I (6/95)(e)
2011	17.77	.19	1.60	1.79	(.24)	(.27)	—	(.51)	19.05
2010	12.57	.36	5.26	5.62	(.42)	—	—	(.42)	17.77
2009	12.79	.47	(.19)	.28	(.36)	—	(.14)	(.50)	12.57
2008	24.18	.64	(8.84)	(8.20)	(.45)	(2.74)	—	(3.19)	12.79
2007	26.67	.53	(.24)	.29	(.41)	(2.37)	—	(2.78)	24.18

34	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

9.94%	$732,181	1.28%	.73%	1.27%	.74%	103%
44.82	686,148	1.24	2.04	1.24	2.04	133
2.82	287,493	1.27	3.81	1.27	3.81	117
(37.71)	133,162	1.23	3.31	1.23	3.31	150
.78	203,101	1.22	1.87	1.22	1.87	210

9.18	2,269	2.03	(.04)	2.02	(.03)	103
43.66	3,005	1.99	1.42	1.99	1.42	133
2.13	2,693	2.02	3.57	2.02	3.57	117
(38.18)	3,276	1.98	2.57	1.98	2.57	150
—	7,391	1.97	1.12	1.97	1.12	210

9.13	60,812	2.04	(.05)	2.02	(.04)	103
43.76	52,732	1.99	1.26	1.99	1.26	133
2.09	17,632	2.02	3.26	2.02	3.26	117
(38.19)	11,458	1.98	2.56	1.98	2.56	150
.03	18,403	1.97	1.06	1.97	1.06	210

9.68	63,335	1.54	.49	1.52	.50	103
44.54	47,970	1.48	1.99	1.48	1.99	133
2.62	46,382	1.52	3.61	1.52	3.61	117
(37.90)	22,813	1.48	3.01	1.48	3.01	150
.52	18,493	1.47	1.52	1.47	1.52	210

10.24	2,271,583	1.04	.98	1.02	.99	103
45.16	1,630,989	.99	2.29	.99	2.29	133
3.11	660,342	1.02	4.39	1.02	4.39	117
(37.56)	526,386	.98	3.51	.98	3.51	150
1.01	652,579	.97	2.12	.97	2.12	210

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	35

Notes to Financial Statements (all dollars and shares are rounded to thousands (000))

1. General Information and Significant Accounting Policies

General Information

On July 28, 2010, U.S. Bancorp, the indirect parent company of FAF Advisors, Inc. (“FAF Advisors”) known as U.S. Bancorp Asset Management, Inc. (“USBAM”) effective January 1, 2011, entered into an agreement to sell a portion of FAF Advisors’ asset management business to Nuveen Investments, Inc. (“Nuveen”). Included in the sale was the part of FAF Advisors’ asset management business that advises the funds included in this report. The sale closed on December 31, 2010 (the “Sale”).

In connection with the Sale, the funds’ Board of Directors was asked to consider and approve new investment advisory agreements for the funds with Nuveen Asset Management, a wholly-owned subsidiary of Nuveen. The new investment advisory agreements for each fund were submitted to the funds’ shareholders for approval and took effect on January 1, 2011. Effective January 1, 2011, the funds’ adviser, Nuveen Asset Management, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the funds’ sub-adviser, and the funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the fund from each fund’s management fee.

There was no change in the funds’ investment objectives or policies as a result of the Sale. The Sale did result in a change to each fund’s name effective January 1, 2011.

Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

The funds’ Board of Directors also approved new distribution agreements with Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen. Effective April 30, 2011, Nuveen Investments, LLC changed its name to Nuveen Securities, LLC.

First American Investment Funds, Inc., known as Nuveen Investment Funds, Inc. effective April 4, 2011 (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Global Infrastructure Fund (“Global Infrastructure”) formerly known as First American Global Infrastructure Fund and Nuveen Real Estate Securities Fund (“Real Estate Securities”) formerly known as First American Real Estate Securities Fund (each a “Fund” and collectively, the “Funds”), among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Global Infrastructure’s investment objective is long-term growth of capital and income. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities issued by U.S. and non-U.S. infrastructure-related companies that derive at least 50% of their revenues or profits from the ownership, development, construction, financing or operation of infrastructure assets or have at least 50% of the fair market value of their assets invested in infrastructure assets. The Fund will also invest at least 40% of its net assets in securities of foreign issuers and, in any case, will at least invest 30% of its net assets in such issuers. Up to 25% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Real Estate Securities’ investment objective is to provide above average current income and long-term appreciation. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in income-producing common stocks of publicly traded companies engaged in the real estate industry. The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. The Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Each Fund may also invest in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Effective after the close of business on December 31, 2010, Real Estate Securities suspended offering its shares to new investors, except as noted in the Fund’s prospectus.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions

36	Nuveen Investments

on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which generally represents a transfer from a Level 1 to a Level 2 security. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset value (NAV) is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund’s Board of Directors. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Global Infrastructure and quarterly for Real Estate Securities. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Nuveen Investments	37

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Real Estate Securities receives substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, Real Estate Securities must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund shareholder may represent a return of capital.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts, respectively” on the Statement of Operations, when applicable.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2011.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

38	Nuveen Investments

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Interfund Lending Program

During the period November 1, 2010 through December 31, 2010, pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies in the First American Funds family, were allowed to participate in an interfund lending program. This program provided an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating funds. The Funds did not have any interfund lending transactions during the period November 1, 2010 through December 31, 2010. The exemptive order terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Fund’s policy is to receive collateral from the borrower in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 102% of the value of securities loaned. If the value of the securities on loan increases [such that the level of collateralization falls below 102%], additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”) serves as the securities lending agent for the Funds in transactions involving the lending of portfolio securities on behalf of the Funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the SEC.

During the fiscal year ended October 31, 2011, U.S. Bank, as the securities lending agent, received fees that equaled up to 25% of each Fund’s net income from securities lending transactions through December 31, 2010, and 20% of such net income thereafter. U.S. Bank paid half of such fees to USBAM for certain securities lending services provided by USBAM. Collateral for securities on loan was invested in a money market fund administered by USBAM, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities. USBAM also received an administration fee equal to .02% of each Fund’s average daily net assets invested in the money market fund.

Income from securities lending, net of fees paid to U.S. Bank, is recognized on the Statement of Operations as “Securities lending income.” Securities lending fees paid to U.S. Bank by each Fund during the fiscal year ended October 31, 2011, were as follows:

	Global Infrastructure	Real Estate Securities
Securities lending fees paid	$—	$261

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	39

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of October 31, 2011:

Global Infrastructure	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$170,389	$5,985	$—	$176,374
Short-Term Investments	2,485	—	—	2,485
Total	$172,874	$5,985	$—	$178,859

Real Estate Securities	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$3,076,871	$—	$—	$3,076,871
Preferred Stocks	4,658	—	—	4,658
Private Real Estate Company	—	—	30	30
Money Market Funds**	1,428,975	—	—	1,428,975
Short-Term Investments	32,560	—	—	32,560
Total	$4,543,064	$—	$30	$4,543,094
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.
**	Represents the Fund’s investments purchased with collateral from securities lending.

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

	Real Estate Securities Level 3 Private Real Estate Company
Balance at the beginning of year	$33
Gains (losses):
Net realized gains (losses)	(2)
Net change in unrealized appreciation (depreciation)	—	***
Purchases at cost	—
Sales at proceeds	(1)
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	—
Balance at the end of year	$30
Change in net unrealized appreciation (depreciation) during the year of Level 3 securities held as of October 31, 2011	$—	***
***	Amount rounds to less than $1,000.

During the fiscal year ended October 31, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended October 31, 2011.

40	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Global Infrastructure
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,705	$24,728	4,927	$40,687
Class C	480	4,393	541	4,512
Class R3 (1)	2	15	—	—
Class I (1)	5,251	48,090	6,355	53,473
Shares issued to shareholders due to reinvestment of distributions:
Class A	428	3,809	44	372
Class C	52	459	4	40
Class R3 (1)	—	—	—	—
Class I (1)	403	3,604	31	261
	9,321	85,098	11,902	99,345
Shares redeemed:
Class A	(3,084)	(27,917)	(1,409)	(11,596)
Class C	(182)	(1,637)	(68)	(567)
Class R3 (1)	(1)	(9)	—	—
Class I (1)	(2,322)	(21,016)	(1,766)	(14,743)
	(5,589)	(50,579)	(3,243)	(26,906)
Net increase (decrease)	3,732	$34,519	8,659	$72,439

	Real Estate Securities
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	16,324	$300,982	25,765	$400,605
Class B	1	15	4	63
Class C	779	13,786	1,946	29,944
Class R3 (1)	1,777	33,484	2,996	46,563
Class I (1)	58,493	1,098,479	59,982	946,590
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,101	16,978	664	10,433
Class B	2	36	3	44
Class C	48	749	28	426
Class R3 (1)	86	1,349	75	1,183
Class I (1)	2,660	40,571	1,317	20,949
	81,271	1,506,429	92,780	1,456,800
Shares redeemed:
Class A	(17,600)	(326,048)	(10,506)	(161,112)
Class B	(55)	(990)	(53)	(787)
Class C	(594)	(10,697)	(357)	(5,451)
Class R3 (1)	(1,238)	(23,267)	(4,064)	(65,341)
Class I (1)	(30,942)	(576,709)	(22,061)	(341,090)
Class I (1) – In-Kind	(2,760)	(48,375)	—	—
	(53,189)	(986,086)	(37,041)	(573,781)
Net increase (decrease)	28,082	$520,343	55,739	$883,019
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Class B Shares that converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the fiscal years ended October 31, 2011 and October 31, 2010, were as follows:

Fund	Year Ended 10/31/11	Year Ended 10/31/10
Real Estate Securities	26	21

Nuveen Investments	41

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

5. Investment Transactions

Purchases and sales (excluding investments purchased with collateral from securities lending and short-term investments, where applicable) during the fiscal year ended October 31, 2011, were as follows:

	Global Infrastructure	Real Estate Securities
Purchases	$497,519	$3,470,215
Sales	470,860	2,983,477

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Global Infrastructure’s and Real Estate Securities’ most recent tax year ends were October 31, 2011 and December 31, 2010, respectively.

At October 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Global Infrastructure	Real Estate Securities
Cost of investments	$173,652	$4,082,088
Gross unrealized:
Appreciation	$13,713	$561,626
Depreciation	(8,506)	(100,620)
Net unrealized appreciation (depreciation) of investments	$5,207	$461,006

Permanent differences, primarily due to redemption-in-kind, tax equalization, REIT adjustments, foreign currency reclassifications and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets at October 31, 2011, as follows:

	Global Infrastructure	Real Estate Securities
Capital paid-in	$—	$15,114
Undistributed (Over-distribution) of net investment income	(873)	10,265
Accumulated net realized gain (loss)	873	(25,379)

The tax components of undistributed net ordinary income and net long-term capital gains at October 31, 2011, were as follows:

	Global Infrastructure	Real Estate Securities**
Undistributed net ordinary income*	$4,899	$10,151
Undistributed net long-term capital gains	2,179	20,605
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
**	Amounts are estimated as of October 31, 2011.

The tax character of distributions paid during the period ended October 31, 2011, was designated for purposes of the dividends paid deduction as follows:

	Global Infrastructure	Real Estate Securities**
Distributions from net ordinary income*	$10,457	$28,321
Distributions from net long-term capital gains	428	34,827
*	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.
**	Amounts are estimated as of October 31, 2011.

The tax character of distributions paid during the previous tax period was designated for purposes of the dividends paid deductions as follows:

	Global Infrastructure**	Real Estate Securities**
Distributions from net ordinary income*	$1,125	$24,213
Distributions from net long-term capital gains	—	25,084
*	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.
**	Global Infrastructure and Real Estate Securities previous tax year ends were October 31, 2010 and December 31, 2010, respectively.

42	Nuveen Investments

7. Management Fees and Other Transactions with Affiliates

Investment Advisory Fees

During the period November 1, 2010 through December 31, 2010, pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors managed each Fund’s assets and furnished related office facilities, equipment, research, and personnel. The Agreement required each Fund to pay FAF Advisors a monthly advisory fee, on an annual basis, equal to each Fund’s average daily net assets as follows:

Fund	Advisory Fee Rate
Global Infrastructure	.90%
Real Estate Securities	.70

Effective January 1, 2011, pursuant to a new investment advisory agreement (the “New Agreement”), the Funds’ new investment adviser is Nuveen Fund Advisors. Under the New Agreement, each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Global Infrastructure Fund-Level Fee Rate	Real Estate Securities Fund-Level Fee Rate
For the first $125 million	.7500%	.7000%
For the next $125 million	.7375	.6875
For the next $250 million	.7250	.6750
For the next $500 million	.7125	.6625
For the next $1 billion	.7000	.6500
For net assets over $2 billion	.6750	.6250

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2011, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Global Infrastructure	.1759%
Real Estate Securities	.1935

The management fee compensates Nuveen Fund Advisors for the overall investment advisory and administrative services and general office facilities it provides for the Funds. Nuveen Fund Advisors is responsible for each Fund’s overall strategy and asset allocation decisions.

Nuveen Investments	43

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Effective January 1, 2011, Nuveen Fund Advisors has entered into a sub-advisory agreement with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser will be compensated for its services to the Funds from the management fees paid to Nuveen Fund Advisors.

During the period November 1, 2010 through December 31, 2010, the Funds may have invested in related money market funds that were a series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acted as the investment advisor to both the investing Funds and the related money market funds, FAF Advisors reimbursed each investing Fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that was attributable to the assets of the investing Funds. This reimbursement, if any, is recognized as a component of “Expense reimbursement” on the Statement of Operations, and terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

During the period November 1, 2010 through December 31, 2010, FAF Advisors agreed to waive fees and reimburse other Fund expenses of Global Infrastructure through February 28, 2011 so that total annual Fund operating expenses, excluding indirect fees and expenses incurred through investment in exchange-traded funds and other investment companies, as a percentage of each Fund’s average daily net assets, did not exceed the following amounts:

Global Infrastructure
Class A Shares	1.2500%
Class C Shares	2.000
Class R3 Shares (1)	1.500
Class I Shares (1)	1.000
Expiration Date	February 28, 2011

(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Effective January 1, 2011, Nuveen Fund Advisors agreed to waive fees and reimburse other Fund expenses of Global Infrastructure so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Global Infrastructure
Class A Shares	1.2500%
Class C Shares	2.000
Class R3 Shares (1)	1.500
Class I Shares (1)	1.000
Expiration Date	February 29, 2012

(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

During the period November 1, 2010 through December 31, 2010, independent directors of the Funds may have participated and elected to defer receipt of part or all of their annual compensation under a deferred compensation plan (the “Plan”). Deferred amounts were treated as though equivalent dollar amounts had been invested in shares of selected open-end funds as designated by each director. All amounts in the Plan were 100% vested and accounts under the Plan were obligations of the Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Effective January 1, 2011, independent directors may elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Funds advised by Nuveen Fund Advisors. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Funds advised by Nuveen Fund Advisors.

Administration Fees

During the period November 1, 2010 through December 31, 2010, FAF Advisors served as the Funds’ administrator pursuant to an administration agreement between FAF Advisors and the Funds. U.S. Bancorp Fund Services, LLC (“USBFS”) served as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors was compensated to provide, or compensated other entities to provide, services to the Funds. These services included various legal, oversight, and administrative and accounting services. The Funds paid FAF Advisors administration fees, which were calculated daily and paid monthly, equal to each Fund’s pro rata share of an amount equal, on an annual basis, to .25% of the aggregate average daily net assets of all open-end funds in the First American Funds family up to $8 billion, .235% on the next $17 billion of the aggregate average daily net assets, .22% on the next $25 billion of the aggregate average daily net assets and .20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator were paid from the administration fee. In addition to these fees, the Funds may have reimbursed FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services. Effective January 1, 2011, FAF Advisors and USBFS no longer serve as the Funds’ administrator and sub-administrator, respectively, and the Funds have not entered into any new administration or sub-administration agreements.

44	Nuveen Investments

Transfer Agent Fees

USBFS serves as the Funds’ transfer agent pursuant to a transfer agent agreement with the Trust. The Funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each Fund based upon the number of accounts within each Fund. In addition to these fees, the Funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

Custodian Fees

U.S. Bank serves as the custodian for Real Estate Securities pursuant to a custodian agreement with the Trust. The custodian fee charged for each Fund is equal to an annual rate of 0.005% of average daily net assets. State Street Bank (“SSB”) serves as the custodian for Global Infrastructure pursuant to an agreement with the Trust. Global Infrastructure pays SSB various asset-based fees and transaction charges based on the issuer’s country. All fees are computed daily and paid monthly.

Interest earned on un-invested cash balances is used to reduce a portion of each Fund’s custodian expenses. These credits, if any, are recognized as “Custodian fee credit” on the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the Funds’ custodian expenses.

Distribution and Shareholder Servicing (12b-1) Fees

During the period November 1, 2010 through December 31, 2010, Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, served as the distributor of the Funds pursuant to a distribution agreement with the Trust. Under the distribution agreement, and pursuant to a plan adopted by each Fund under Rule 12b-1 of the Investment Company Act, each Fund paid Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of .25%, 1.00%, 1.00% and .50% of each Fund’s average daily net assets of Class A, Class B, Class C and Class R Shares (renamed Class R3 Shares), respectively. No distribution or shareholder servicing fees were paid by Class Y Shares (renamed Class I Shares). These fees may have been used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities. During the period November 1, 2010 through December 31, 2010, there were no distribution and shareholder servicing fees waived by Quasar.

Effective January 1, 2011, the Funds entered into a distribution agreement with Nuveen Securities LLC, who now serves as the Funds’ distributor. Under the new agreement, Class A Shares continue to incur a .25% annual 12b-1 service fee. Class B Shares and Class C Shares continue to incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class R3 Shares continue to incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares continue to not be subject to any sales charge or 12b-1 distribution or service fees. Annual distribution and service fees are based on average daily net assets.

During the fiscal year ended October 31, 2011, Quasar and/or Nuveen Securities, LLC. collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Infrastructure	Real Estate Securities
Sales charges collected (Unaudited)	$206	$270
Paid to financial intermediaries (Unaudited)	183	242

Quasar and/or Nuveen Securities, LLC. also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended October 31, 2011, Quasar and/or Nuveen Securities, LLC. compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Infrastructure	Real Estate Securities
Commission advances (Unaudited)	$36	$47

All 12b-1 service and distribution fees collected on Class B and C Shares during the first year following a purchase were retained by Quasar and/or the Nuveen Securities, LLC. to compensate for commissions advanced to financial intermediaries. During the fiscal year ended October 31, 2011, Quasar and/or the Nuveen Securities, LLC. retained such 12b-1 fees as follows:

	Global Infrastructure	Real Estate Securities
12b-1 fees retained (Unaudited)	$51	$320

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Other Fees and Expenses

In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each Fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. During the period November 1, 2010 through December 31, 2010, legal fees and expenses of $2 were paid to a law firm of which an Assistant Secretary of the Funds was a partner.

Nuveen Investments	45

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Contingent Deferred Sales Charges

During the period November 1, 2010 through January 17, 2011, Class A Shares of the Funds were sold with an up-front sales charge of 5.50%. Class B Shares were subject to a contingent deferred sales charge (“CDSC”) of up to 5% depending upon the length of time the shares were held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares were subject to a CDSC of 1% for twelve months. Class R Shares (renamed Class R3 Shares) and Class Y Shares (renamed Class I Shares) had no sales charge and were offered only to certain qualifying accounts and qualifying institutional investors, respectively.

Effective January 18, 2011, Class A Shares of the Funds are sold with an up-front sales charge of 5.75%. Class A Share purchases of the Funds continue to be subject to a CDSC of 1% if redeemed within twelve months of purchase. Class B Shares continue to be subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC continues to be reduced to 0% at the end of six years). Class B Shares continue to automatically convert to Class A Shares eight years after purchase. Class C Shares continue to be subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares and Class I Shares continue to have no sales charge and are offered only to certain qualifying accounts and qualifying institutional investors, respectively.

Quasar and/or Nuveen Securities, LLC also collected and retained CDSC on share redemptions during the fiscal year ended October 31, 2011, as follows:

	Global Infrastructure	Real Estate Securities
CDSC retained (Unaudited)	$2	$16

Affiliated Pension Plan and Redemptions In-Kind

An affiliated pension plan of FAF Advisors, (the “plan”) previously offered certain funds as investment options to plan participants. As a result of a decision to no longer offer such funds as investment options, certain fund shares held in the plan were redeemed in-kind on December 20, 2010, in the amounts as follows:

Real Estate Securities	$48,375

In this transaction, the Fund paid redemption proceeds by distributing a proportionate amount of securities in its portfolio. Remaining shareholders in the Fund did not recognize any capital gains from the transaction.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

9. Subsequent Events

Effective November 1, 2011, the Funds’ Board of Directors approved a fiscal year end change from October 31 to December 31 for the Funds. Also effective November 1, 2011, the Funds’ Board of Directors approved a tax year end change from October 31 to December 31 for Global Infrastructure.

46	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	241
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	241
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	241
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	241
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	241
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	241
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	241

Nuveen Investments	47

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	241
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	241

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	241
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	241
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	241

48	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	241
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	241
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	241
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	241
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	241
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	241

Nuveen Investments	49

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	241
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	241
Jeffery M. Wilson 3/13/56 333 W. Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

50	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

A. Background

Prior to January 1, 2011, FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), served as investment adviser to each Fund pursuant to an investment advisory agreement between First American Investment Funds, Inc. (the “Company”) and FAF (the “Prior Advisory Agreement”), and as administrator to each Fund pursuant to an administrative agreement between the Company and FAF (the “Prior Administrative Agreement”). On July 29, 2010, U.S. Bank and FAF entered into a definitive agreement with Nuveen Investments, Inc. (“Nuveen”), Nuveen Asset Management (“NAM”) and certain Nuveen affiliates, whereby NAM would acquire a portion of the asset management business of FAF (the “Transaction”). The acquired business included the assets of FAF used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products (other than the money market business and closed-end funds advised by FAF), including the Funds. In connection with the Transaction, the Board of Directors (the “Prior Board”) serving the Funds as directors at that time (each a “Prior Director” and, collectively, the “Prior Directors”) considered a number of proposals designed to integrate the Funds into the Nuveen family of funds, including the appointment of NAM as investment adviser and Nuveen Investments, LLC as distributor to the Funds. The Prior Board also considered a proposal in connection with an internal restructuring of NAM (the “Restructuring”), for Nuveen Asset Management, LLC (“NAM LLC”), a wholly-owned subsidiary of NAM formed in anticipation of the Restructuring, to serve as sub-advisor for each Fund.

The Prior Board approved a new investment advisory agreement (the “New Advisory Agreement”) for each Fund with NAM and an investment sub-advisory agreement between NAM and NAM LLC (the “NAM Sub-Advisory Agreement”). At a meeting of the Funds’ stockholders held on December 17, 2010 (adjourned until December 29, 2010 for the Nuveen Real Estate Securities Fund (formerly known as the Real Estate Securities Fund)), stockholders of the Funds approved the New Advisory Agreement and the NAM Sub-Advisory Agreement. In addition, stockholders of the Company’s funds (including the Funds) elected ten directors, including one Prior Director, to the board of directors of the Company (the “New Board”).

On December 31, 2010, the Transaction closed and the New Board (which replaced the Prior Board) took effect. On January 1, 2011, the New Advisory Agreement and the NAM Sub-Advisory Agreement became effective. In addition, in connection with the Restructuring, NAM has changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The following is a summary of the considerations of the Prior Board, which were set forth in a proxy statement dated November 10, 2010 (the “Proxy Statement”), in approving the New Advisory Agreement and the NAM Sub-Advisory Agreement for the Funds.

B. Prior Board Considerations

The New Advisory Agreement for each Fund was approved by the Prior Board after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Prior Board authorized the submission of the New Advisory Agreement for consideration by each Fund’s stockholders.

At meetings held in May and June of 2010, the Prior Board was apprised of the general terms of the Transaction and, as a result, began the process of considering the transition of services from FAF to NFA. In preparation for its September 21-23, 2010 meeting, the Prior Board received, in response to a written due diligence request prepared by the Prior Board and its independent legal counsel and provided to NFA and FAF, a significant amount of information covering a range of issues in advance of the meeting. To assist the Prior Board in its consideration of the New Advisory Agreement for each Fund, NFA provided materials and information about, among other things: (1) NFA and its affiliates, including their history and organizational structure, product lines, experience in providing investment advisory, administrative and other services, and financial condition, (2) the nature, extent and quality of services to be provided under the New Advisory Agreement, (3) proposed Fund fees and expenses and comparative information relating thereto, and (4) NFA’s compliance and risk management capabilities and processes. In addition, the Prior Board was provided with a memorandum from independent legal counsel outlining the legal duties of the Prior Board under the Investment Company Act of 1940, as amended (the “1940 Act”). In response to further requests from the Prior Board and its independent legal counsel, NFA and FAF provided additional information to the Prior Board following its September 21-23 meeting.

An additional in-person meeting of the Prior Board to consider the New Advisory Agreement was held on October 7, 2010, at which the members of the Prior Board in attendance, all of whom were not considered to be “interested persons” of the Company as defined in the 1940 Act (the “Independent Prior Directors”), approved the New Advisory Agreement with NFA for each Fund.

In considering the New Advisory Agreement for each Fund, the Prior Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of services to be rendered to the Funds by NFA, (2) the cost of services to be provided, including Fund expense information, and (3) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale.

Nuveen Investments	51

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In considering the New Advisory Agreement, the Prior Board did not identify any particular information that was all-important or controlling, and each Prior Director may have attributed different weights to the various factors discussed below. Where appropriate, the Prior Directors evaluated all information available to them regarding the Company’s funds on a fund-by-fund basis, and their determinations were made separately with respect to each such fund (including each of the Funds). The Prior Directors, all of whom were Independent Prior Directors, concluded that the terms of the New Advisory Agreement and the fee rates to be paid in light of the services to be provided to each Fund are in the best interests of each Fund, and that the New Advisory Agreement should be approved and recommended to stockholders for approval. In voting to approve the New Advisory Agreement with respect to each Fund, the Prior Board considered in particular the following factors:

Nature, Extent and Quality of Services. In considering approval of the New Advisory Agreement, the Prior Board considered the nature, extent and quality of services to be provided by NFA, including advisory services and administrative services. The Prior Board reviewed materials outlining, among other things, NFA’s organizational structure and business; the types of services that NFA or its affiliates are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and fund product lines offered by NFA. The Prior Board considered that affiliation with a larger fund complex and well-recognized sponsor may result in a broader distribution network, potential economies of scale with respect to other services or fees and broader shareholder services including exchange options.

With respect to personnel, the Prior Board considered information regarding retention plans for current FAF employees who would be offered employment by NFA, and the background and experience of NFA employees who would become portfolio managers as of the closing of the Transaction. The Prior Board also reviewed information regarding portfolio manager compensation arrangements to evaluate NFA’s ability to attract and retain high quality investment personnel.

In evaluating the services of NFA, the Prior Board also considered NFA’s ability to supervise the Funds’ other service providers and, given the importance of compliance, NFA’s compliance program. Among other things, the Prior Board considered the report of NFA’s chief compliance officer regarding NFA’s compliance policies and procedures.

In addition to advisory services, the Prior Board considered the quality of administrative services expected to be provided by NFA and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Prior Board considered that, based on representations from FAF and NFA, the Transaction would allow stockholders to continue their investment in each of the Company’s funds with the same investment objective and principal strategies and, in most cases, the same portfolio management team. In light of the continuity of investment personnel in most cases (with respect to the Company’s funds in the aggregate), the Prior Board considered the historical investment performance of each of the Company’s funds (including each Fund) previously provided during the annual contract renewal process.

Cost of Services Provided by NFA. In evaluating the costs of the services to be provided by NFA under the New Advisory Agreement, the Prior Board received a comparison of each Fund’s annual operating expenses as of June 30, 2010 under the Prior Advisory Agreement and under the New Advisory Agreement, in each case adjusted to reflect a decrease in net assets for certain of the Company’s funds from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction. The Prior Board considered, among other things, that the advisory fee rates and other expenses would change as a result of NFA serving as investment adviser to each Fund. The Prior Board noted that the services provided by NFA under the New Advisory Agreement would include certain administrative services, which services (along with other services) were provided pursuant to the Prior Administrative Agreement and were charged separately from the advisory fee. Accordingly, the Prior Board considered that the fee rates paid under the New Advisory Agreement include bundled investment advisory and administrative fees and thus are higher than the fee rates paid under the Prior Advisory Agreement for most of the Company’s funds, but lower than the combined fee rates paid under the Prior Advisory Agreement and the Prior Administrative Agreement. The Prior Board also noted that certain administrative services provided under the Prior Administrative Agreement would not be provided under the New Advisory Agreement and will be delegated to other service providers. Similarly, certain fees paid by FAF under the Prior Administrative Agreement will not be paid by NFA under the New Advisory Agreement and will be paid directly by the Funds. However, immediately following the closing of the Transaction, the net expense ratio of each Fund was expected to be the same or lower than the Fund’s net expense ratio as of June 30, 2010, adjusted (where applicable) to reflect a decrease in net assets resulting from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction, assuming the Fund’s net assets at the time of the closing of the Transaction were no lower than their adjusted June 30 level. In addition, the Prior Board noted that NFA has committed to certain undertakings to maintain current fee caps and/or to waive fees or reimburse expenses to maintain net management fees at certain levels and Nuveen has represented to the Prior Board that Nuveen and its affiliates will not take any action that imposes an “unfair burden” on any Fund as a result of the Transaction. The Prior Board also considered that fees payable under the New Advisory Agreement include both a fund-level fee and a complex-level fee, and that schedules for the fund-level and complex-level fees contain breakpoints that are based, respectively, on Fund assets and Nuveen complex-wide assets. The Prior Board considered that breakpoints in the fund-level fee allow for the possibility that this portion of the advisory fee could decline in the future if Fund assets were to increase or increase in the future if Fund assets were to decline. The Prior Board also considered that breakpoints in the complex-level fee allow for the possibility that this portion of the advisory fee could decline in the future if complex-wide assets were to increase or increase in the future if complex-wide assets were to decline, regardless, in each case, of whether assets of the particular Fund had increased or decreased.

52	Nuveen Investments

In considering the compensation to be paid to NFA, the Prior Board also reviewed fee information regarding NFA-sponsored funds, to the extent such funds had similar investment objectives and strategies to the Funds. The Prior Board reviewed information provided by NFA regarding similar funds managed by NFA and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Company’s funds. The Prior Board also compared proposed fee and expense information to the median fees and expenses of comparable funds, using information provided by an independent data service.

In evaluating the compensation, the Prior Board also considered other amounts expected to be paid to NFA by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NFA and its affiliates are expected to receive, that are directly attributable to the management of the Funds.

The Prior Board also considered that the Funds would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing the Proxy Statement.

Economies of Scale. The Prior Board reviewed information regarding potential economies of scale or other efficiencies that might result from the Funds’ potential association with Nuveen. The Prior Board noted that the New Advisory Agreement provides for breakpoints in the Funds’ fund-level and complex-level management fee rates as the assets of the Funds and the assets held by the various registered investment companies sponsored by Nuveen increase, respectively. The Prior Board concluded that the structure of the investment management fee rates, with the breakpoints for the Funds under the New Advisory Agreement, reflected sharing of potential economies of scale with the Funds’ stockholders.

Conclusion. After deliberating in executive session, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, approved the New Advisory Agreement with respect to each Fund, concluding that the New Advisory Agreement was in the best interests of each Fund.

NAM Sub-Advisory Agreement. The Prior Board also approved the NAM Sub-Advisory Agreement between NFA and NAM LLC as a result of the Restructuring expected to occur with NFA. The Prior Board considered that the services to be provided by NAM LLC under the NAM Sub-Advisory Agreement would not result in any material change in the nature or level of investment advisory services or administrative services provided to the Funds. In addition, the portfolio managers will continue to manage the Funds in their capacity as employees of NAM LLC. The Prior Board considered that NFA will pay a portion of the advisory fee it receives from each Fund to NAM LLC for its services as sub-advisor. The Prior Board concluded, based upon the conclusions that the Prior Board reached in connection with the approval of the New Advisory Agreement and after determining that it need not reconsider all of the factors that it had considered in connection with the approval of the New Advisory Agreement, to approve the NAM Sub-Advisory Agreement.

Nuveen Investments	53

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Specialty/Miscellaneous Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Specialty/Miscellaneous Funds Classification. The Lipper Specialty/Miscellaneous Funds Classification Average contained 87 and 28 funds for the 1-year, and since inception periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Real Estate Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Real Estate Funds Classification. The Lipper Real Estate Funds Classification Average contained 209, 158 and 87 funds for the 1-year , 5-year and 10-years periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Morgan Stanley REIT Index: A capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

S&P Global Infrastructure Index: An index that provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation, and Energy. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

54	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodians

U.S. Bank National Association

St. Paul, MN

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Distribution Information: The following Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Global Infrastructure Fund	13.41%	77.47%

Foreign Taxes: Nuveen Global Infrastructure Fund paid qualifying foreign taxes of $510 (in thousands) and earned $5,278 (in thousands) foreign source income during the year ended October 31, 2011. Pursuant to Section 853 of the Internal Revenue Code, the Fund hereby designates $0.03 per share as foreign taxes paid and $0.26 per share as income earned from foreign sources for the year ended October 31, 2011. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Long Term Capital Gain Distributions: The following Fund designates as a long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amounts shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended October 31, 2011:

Fund	Long Term Capital Gain Dividend (in thousands)
Nuveen Global Infrastructure Fund	$428

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	55

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FREGIF-1011P

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation potential.

Annual Report

October 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen International Fund	FAIAX	FNABX	FIACX	ARQIX	FAICX
Nuveen International Select Fund	ISACX	—	ICCSX	ISRCX	ISYCX
Nuveen Quantitative Enhanced Core Equity Fund	FQCAX	—	FQCCX	—	FQCYX
Nuveen Tactical Market Opportunities Fund	NTMAX	—	NTMCX	—	FGTYX

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

December 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

The Nuveen International Fund (formerly known as First American International Fund) is managed by a team of managers associated with three different sub-advisers: Nuveen Asset Management, LLC, an affiliate of Nuveen Investments; Altrinisic Global Advisors, LLC; and Hansberger Global Investors, Inc.

The Nuveen International Select Fund (formerly known as First American International Select Fund) is managed by a team of managers associated with four different sub-advisers: Nuveen Asset Management, LLC, an affiliate of Nuveen Investments; Altrinsic Global Advisors, LLC; Hansberger Global Investors, Inc.; and Lazard Asset Management LLC.

The Nuveen Quantitative Enhanced Core Equity Fund (formerly known as First American Quantitative Large Cap Core Fund and Nuveen Quantitative Large Cap Core Fund) is managed by a team of managers from Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Effective May 16, 2011, the Fund changed its name from the Nuveen Quantitative Large Cap Core Fund to Nuveen Quantitative Enhanced Core Equity Fund. There were no changes in the Fund’s investment objectives, policies or portfolio management personnel.

Nuveen Tactical Market Opportunities Fund (formerly known as First American Tactical Market Opportunities Fund) is managed by a team of managers from Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

On the following pages, the portfolio management teams for the Funds examine economic and equity market conditions, key investment strategies and the Funds’ performance for the twelve-month period ended October 31, 2011.

What factors affected the economic and equity market environments during the twelve-month reporting period ended October 31, 2011?

During this period, the U.S. economy’s recovery from recession remained slow. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its November 2011 meeting (shortly after the end of this reporting period), the central bank reaffirmed its opinion that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through mid-2013. The Fed also said that it would continue its program to extend the average maturity of its U.S. Treasury holdings by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed

Nuveen Investments	5

expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery, and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the third quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.0%, the best growth number since the fourth quarter of 2010 and the ninth consecutive quarter of positive growth. The Consumer Price Index (CPI) rose 3.5% year-over-year as of October 2011, while the core CPI (which excludes food and energy) increased 2.1%, edging just above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Unemployment numbers remained high, as October 2011 marked the seventh straight month with a national jobless number of 9.0% or higher. However, after the reporting period came to a close, the U.S. unemployment rate fell to 8.6% in November 2011. While the dip was a step in the right direction, it was partly due to a number of individuals dropping out of the hunt for work. The housing market also continued to be a major weak spot. For the twelve months ended September 2011 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s/Case-Shiller Index lost 3.6%, with 18 of the 20 major metropolitan areas reporting losses. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

The ongoing economic uncertainty and the continual resurfacing of the European debt issue caused a high degree of volatility in the equity markets. The first half of the period saw dramatic gains for stocks and other risk assets fueled by signs of an improving economy. However, as the summer progressed, markets fell back sharply. For much of August and September, stocks traded lower before staging a comeback in the final month of the period. Over the course of the full reporting period, larger U.S. companies generally had stronger returns than their smaller sized and overseas counterparts.

Nuveen International Fund

How did the Fund perform during the twelve-month period ended October 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2011. The Fund’s Class A Shares at net asset value (NAV) modestly underperformed the MSCI EAFE Index and outperformed Lipper classification average over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of foreign issuers that trade in U.S. or foreign markets, depositary receipts representing shares of foreign issuers, and exchange-traded funds and other investment companies that provide exposure to foreign issuers. Two of the Fund’s sub-advisers, Altrinsic Global Advisors, LLC, and Hansberger Global Investors, Inc., select stocks for the Fund according to the developed markets growth and developed markets value styles,

6	Nuveen Investments

respectively. At the same time, the Fund’s third sub-adviser, Nuveen Asset Management, LLC, maintains strategic oversight of the Fund, which includes allocating assets among the sub-advisers (including itself), tactically adjusting the overall portfolio balance and country emphasis using index-related investments, and selecting stocks in the infrastructure sector.

Our most successful strategy for the Fund during the fiscal year was an underweight stance in Europe, which averaged 5% below the index weight. In particular, we minimized the Fund’s exposure to stocks from the eurozone’s most troubled economies — Greece, Ireland, Italy, Portugal and Spain — because we have long anticipated Europe’s sovereign debt problem. Likewise, we also avoided stocks of European banks, as they have meaningful exposure to the debt from these countries. During the period, European stocks took a sharp downturn as investors were sorely disappointed by the inability of politicians to gain a meaningful consensus on how to effectively deal with the issue. In contrast to the eurozone underweight, the Fund successfully emphasized countries like Sweden and the United Kingdom. Although monetary disruptions in the euro area would potentially harm many other nations, the U.K.’s ability to conduct its own monetary policy, plus its heavy exposure to international resources stocks, made it a safer position in our opinion. We favored Sweden because it is likewise relatively unencumbered by euro issues, as well as having a robust export-oriented industrial sector.

Our positioning in Japan also proved beneficial over the period. We held an underweight allocation to Japan early on, which aided results as its market dropped sharply in reaction to the earthquake and ensuing nuclear plant disaster in March. Following the initial steep market decline, we moved to an overweight in Japan, which proved beneficial as the Japanese market did stabilize. The country benefited from the very aggressive liquidity provided by the Bank of Japan in the wake of the disaster and the economic stimulus provided by its rebuilding efforts.

The Fund’s performance was also helped by our emphasis on significant materials producing and exporting nations, including Canada and Australia. We overweighted these countries because we continued to believe that demand, particularly for metals and minerals, would outpace supply. Indeed, heavy demand for raw materials around the world made this a successful strategy to employ. The overweight to Canada in particular was a plus as its market was more stable during the summer’s downturn. Our overweight to Australia produced slightly more mixed results, but ended the period as a positive contributor. Early on, Australia’s market lagged after its reserve bank tightened monetary policy at the same time the country was hit with devastating floods. Although Australia’s market faltered slightly, we continued to maintain our overweight based on attractive stock valuations and market fundamentals. We also favored Australia because the country is a large coal producer, a commodity that is not as impacted as oil by speculation and reduced demand. Australia’s market provided better results in the second half of the reporting period.

Offsetting these areas of strength was our overweight of approximately 3% in emerging markets, mostly through the portfolio’s positions in Brazil and China. In aggregate, emerging markets underperformed developed markets over this reporting period. Early in the period, we believed Chinese stocks had fallen back from their high level of overvaluation and that select companies in Brazil looked attractive. However, these two

Nuveen Investments	7

key emerging markets produced disappointing returns in the first half of the period despite strong growth in their economies. Building inflationary pressures in each country led to various monetary policy tightening measures that ended up restraining performance in these markets. Although the policy steps were effective and the emerging markets staged a brief comeback in March, the situation was short-lived. As concerns about the European sovereign debt situation and a global growth slowdown escalated in mid-summer, emerging markets took another big hit. In particular, China slowed dramatically due to the export-oriented nature of its economy and concerns of speculative bubbles that could disrupt the economy by producing a “hard landing” from China’s continuing strong growth. We had continued to dramatically overweight China as we anticipated it would hold up better than it did as the country continued to re-direct toward internal growth.

Throughout the period, we also invested in equity and currency futures contracts. These futures were used as an overlay strategy to adjust the exposures created by our multi-manager framework so that the overall Fund had the desired exposures to key markets. Long and short futures contracts were used to implement various tactical market and hedging strategies. For example, in response to the concerns about the future of the euro due to the European Central Bank policies, we emphasized dollar versus euro-based investing. At the end of the period, this contributed a small benefit to returns. We initiated and still maintained at the end of the period a short position on the euro and a positive position on the dollar. Throughout the period, we also used equity contracts to underweight both India and Mexico at various times, which produced a modest benefit.

Because of our ongoing concerns about a positive resolution in Europe, we maintained the Fund’s approximately 5% underweight to developed nations, especially in the eurozone. At the end of the reporting period, the Fund had a 9% underweight in Europe, including a significant tilt away from France. We believe the fiscal austerity measures required to receive funding aid and the elevated cost of debt financing are likely to further constrain growth. This may continue to weigh on the performance of these economies and markets in the coming year. Therefore, we’ve shifted the Fund’s allocations primarily to other developed nations, while maintaining a small overexposure to emerging markets. Within the developed markets, we are continuing to focus on countries that have shown good organic growth lately. We continue to be modestly optimistic about global growth prospects while recognizing that the investing climate has many investors worried. Because of our concerns about spreading risk from the European situation, we expect to continue to underweight banks and other financial stocks until we see resolution of the heavy sovereign debt loads. Meanwhile, we will continue to emphasize commodities-based economies in the Fund, especially those involved in the metals, minerals and energy sectors. In emerging markets, we are emphasizing select companies in Brazil, which we believe will perform well despite the country’s inflation problem. We have also initiated a position in a portfolio of gold producers as a hedge.

8	Nuveen Investments

Nuveen International Select Fund

How did the Fund perform during the twelve-month period ended October 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year and since inception periods ended October 31, 2011. The Fund’s Class A Shares at net asset value (NAV) underperformed the MSCI All Country World Investable Market Index (ex US) and the Lipper classification average over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of foreign issuers that trade in U.S. or foreign markets, depositary receipts representing shares of foreign issuers, and exchange-traded funds and other investment companies that provide exposure to foreign issuers. Three of the Fund’s sub-advisers, Altrinsic Global Advisors, LLC; Hansberger Global Investors, Inc.; and Lazard Asset Management LLC, select stocks for the Fund according to the developed markets growth, developed markets value or emerging market styles, respectively. At the same time, the Fund’s fourth sub-adviser, Nuveen Asset Management, LLC, maintains strategic oversight of the Fund, which includes allocating assets among the sub-advisers (including itself), tactically adjusting the overall portfolio balance and country emphasis using index-related investments and selecting stocks in the infrastructure sector.

During the period, the primary cause of the Fund’s underperformance was its overweight to emerging markets. Although we significantly pulled back the overweight, it was still detrimental as these markets in aggregate underperformed developed markets over this time frame. Early in the period, the Fund moved to an overweight in China because we believed its stocks had fallen back from their high level of overvaluation. We also held a modest overweight to Brazil and an underweight to India. However, these three key emerging markets produced disappointing returns in the first half of the period despite strong growth in their economies. Building inflationary pressures in each country led to various monetary policy tightening measures that ended up restraining performance in these markets. Although the policy steps were effective and the emerging markets staged a brief comeback in March, the situation was short-lived. As concerns about the European sovereign debt situation and a global growth slowdown escalated in mid-summer, emerging markets took another big hit. In particular, China slowed dramatically due to the export-oriented nature of its economy and concerns of speculative bubbles that could disrupt the economy by producing a “hard landing” from China’s continuing strong growth. We had continued to dramatically overweight China as we anticipated it would hold up better than it did as the country continued to re-direct toward internal growth.

Also within the emerging markets, our significant overweight to Russia had mixed results, but in the end proved detrimental to the Fund’s performance. In the first part of the fiscal year, the overweight stance in Russia generated positive returns. As a low-cost producer of oil, Russia benefited from the rising cost of commodities that peaked in late spring.

Nuveen Investments	9

However, stocks in Russia, which are generally driven by demand for energy from Europe and China and the price of energy globally, retreated based on the slowdown in energy prices that persisted throughout the summer. We maintained the Fund’s overweight because we believed that Russia’s low-cost producers would continue to perform well even if prices didn’t maintain their highs.

On the positive side, our most successful strategy by far in the Fund was our underweight to Europe, which averaged 5% below the index during the fiscal year. In particular, we minimized the Fund’s exposure to stocks from the eurozone’s most troubled economies — Greece, Ireland, Italy, Portugal and Spain — because we have long anticipated Europe’s sovereign debt problem. Likewise, we also avoided stocks of European banks, as they have meaningful exposure to the debt from these countries. During the period, European stocks took a sharp downturn as investors were sorely disappointed by the inability of politicians to gain a meaningful consensus on how to effectively deal with the issue. In contrast to the eurozone underweight, the Fund successfully emphasized countries like Sweden and the United Kingdom. Although monetary disruptions in the euro area would potentially harm many other nations, the U.K.’s ability to conduct its own monetary policy, plus its heavy exposure to international resources stocks, made it a safer position. We favored Sweden because it is likewise relatively unencumbered by euro issues, as well as having a robust export-oriented industrial sector.

Our positioning in Japan also proved beneficial over the period. We held an underweight allocation to Japan early on, which aided results as its market dropped sharply in reaction to the earthquake and ensuing nuclear plant disaster in March. Following the initial steep market decline, we moved to an overweight in Japan, which proved beneficial as the Japanese market did stabilize. The country benefited from the very aggressive liquidity provided by the Bank of Japan in the wake of the disaster and the economic stimulus provided by its rebuilding efforts.

The Fund’s performance also benefited from an emphasis on significant materials producing and exporting nations, including Canada and Australia. We overweighted these countries because we continued to believe that demand, particularly for metals and minerals, would outpace supply. Indeed, heavy demand for raw materials around the world made this a successful strategy to employ. The overweight to Canada in particular was a plus as its market was more stable during the summer’s downturn. Our overweight to Australia produced slightly more mixed results, but ended the period as a positive contributor. Early on, Australia’s market lagged after its reserve bank tightened monetary policy at the same time the country was hit with devastating floods. Although Australia’s market faltered slightly, we continued to maintain our overweight based on attractive stock valuations and market fundamentals. We also favored Australia because the country is a large coal producer, a commodity that is not as impacted by speculation and reduced demand as oil. Australia’s market provided better results in the second half of the reporting period.

Throughout the period, we also invested in equity and currency futures contracts. These futures were used as an overlay strategy to adjust the exposures created by our multi-manager framework so that the overall Fund had the desired exposures to key markets. Long and short futures contracts were used to implement various tactical market

10	Nuveen Investments

and hedging strategies. For example, in response to the concerns about the future of the euro due to the European Central Bank policies, we emphasized dollar versus euro-based investing. We initiated and still maintain a short position on the euro and a positive position on the dollar.

Because of our ongoing concerns about a positive resolution in Europe, we are maintaining the Fund’s underweight to developed nations, especially in the eurozone. At the end of the reporting period, the Fund had a 9% underweight in Europe. We believe the fiscal austerity measures required to receive funding aid and the elevated cost of debt financing are likely to further constrain growth. This may continue to weigh on the performance of these economies and markets in the coming year. Therefore, we’ve shifted the Fund’s allocations to other developed and emerging market nations. Within the developed markets, we are continuing to focus on countries that have shown good organic growth lately. We continue to be modestly optimistic about global growth prospects while recognizing that the investing climate has many investors worried. Because of our concerns about spreading risk from the European situation, we expect to continue to underweight banks and other financial stocks until we see resolution of the heavy sovereign debt loads. Meanwhile, we will continue to emphasize commodities-based economies in the Fund, especially those involved in the metals, minerals and energy sectors.

Within emerging markets, we continue to hold an overweight position, particularly in the Pacific Rim, comprised of many small positions in countries such as Indonesia, Malaysia, Korea, Turkey and Russia as well as a modest overweight to China. Many of these countries are relatively less export oriented and we believe may be more reliant on internal growth and less sensitive to events in Europe. Conversely, we hold an underweight position in Taiwan because of its position as a major exporter of electronic and consumer products. In addition, we are maintaining a large overweight to select companies in Brazil, which we believe will perform well despite the country’s inflation problem. We have also initiated a position in a portfolio of gold producers as a hedge.

Nuveen Quantitative Enhanced Core Equity Fund

How did the Fund perform during the twelve-month period ended October 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year and since inception periods ended October 31, 2011. The Fund’s Class A Shares at net asset value (NAV) underperformed the S&P 500 Index over the twelve-month period, but outperformed the Lipper classification average.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund’s goal is to provide, over the long term, a total return that exceeds the return of the S&P 500 Index. In attempting to achieve this goal, the Fund primarily invests in the common stocks of companies that have market capitalizations at the time of purchase

Nuveen Investments	11

within the range of the companies in the S&P 500 Index. To select specific stocks, we use proprietary models that help establish quantitative links between economic and market variables, investment factors and equity market returns. Our proprietary models analyze macroeconomic and market data and other statistics to determine what we believe will be the key drivers of performance in the current economy. We use historical analysis of these drivers to estimate equity market returns and the relative contribution to these returns from a comprehensive list of investment factors. We then evaluate each stock in the investable universe to determine its sensitivity to each factor and estimate a potential contribution for each stock. Our goal is to build an optimized portfolio that targets the highest expected returns, while using the proprietary models and processes described above to maintain as tight a control as possible on overall risk.

During the reporting period, performance benefited from our shifts toward stocks with several characteristics that we believed were most in favor. Our tilt toward the lower end of the S&P 500 Index’s market capitalization range was the Fund’s most significant style position, and by far the most successful strategy throughout the period. For example, the Fund’s geometric weighted average market capitalization of $41 billion was below the $48 billion calculated for the S&P 500 Index at fiscal year-end. Two other style moves were beneficial for the Fund during the period. We successfully emphasized companies with higher quality balance sheets, as measured by their lower debt-to-equity ratios, on average, during the period. We also were rewarded for our avoidance of stocks that had a high percentage of their outstanding shares being traded, which to many indicates a higher level of speculation.

In terms of the sector component of our strategy, the Fund benefited from successful relative positions in financials and basic materials. The financial sector was the worst-performing sector over this time frame. For three-fourths of the fiscal year, we successfully underweighted financials (particularly large banks) in the Fund, which our models first signaled to do in late 2007 due to weaker prospects across the sector. While we held this significant underweight, the sector fell more than 22% in August. The drop was notably worse than the broad market because of concerns that large financial institutions would suffer significant losses due to write-downs of European nations’ debts. Toward the end of the fiscal year, we made a shift back to overweighting financials when their prices were very inexpensive by historical standards. Our models indicated that continued accommodative monetary policy by the Federal Reserve might benefit profitability at banks. Financial stocks performed extremely well in the final month of the period. The Fund’s performance also benefited from an overweight in the basic materials sector, particularly metals and chemicals. Heavy demand around the world for raw materials made this emphasis a successful strategy to employ. As always, the Fund’s sector positions were consistent with our efforts to control risk exposure as tightly as possible.

Unfortunately, the Fund’s unfavorable results among other style and sector themes offset some of the above-mentioned areas of strength. For example, the Fund was negatively impacted by our tilt toward the value style through our emphasis on stocks with a higher ratio of book value to market value, and value stocks underperformed during this period. In terms of sectors, the biggest negative contribution to performance came from significantly underweighting consumer stocks, both in the staples and discretionary

12	Nuveen Investments

groups. Our models indicated this underweight stance based on poor readings for unemployment, consumer sentiment and personal income growth. However, investors saw opportunities for consumer spending to increase from very depressed levels and bid these stocks, especially discretionaries, up during the year.

Mis-timed weightings in the technology sector also dragged slightly on performance. We started the year with an emphasis on cyclical stocks and a substantial overweight to technology. Although we were optimistic about business spending in technology, the sector’s performance was relatively flat. After the outlooks for business investment and manufacturing activity fell off abruptly in mid-summer and the markets became significantly more volatile, our models indicated a shift to an underweight. However, after the technology sector took a nosedive, it bounced back quickly to end with relatively good performance.

Our timing in energy also caused slightly negative results as the sector was by far the top-performing area of the index, advancing more than 17% during the fiscal year. We started the period with an underweight and missed out on the sector’s strong gains as oil prices rose significantly. After March, we moved to an overweight in energy stocks as our models indicated that stock prices had not increased enough in relation to the high cost of oil. However, when oil prices fell from around $113 per barrel to just below $80, these stocks experienced tremendous downside. The segment’s relative performance since we moved to an overweight at the end of March has been negative.

Performance was also hurt by our average underweight in health care stocks, particularly large pharmaceuticals. These stocks performed well during the period due to their above-average dividend yields and investors renewed interest in the segment.

We continue to monitor key indicators that have historically signified which stocks will perform best in the current environment. With the economic conditions in the United States remaining difficult and concerns abounding about Europe’s debt crisis, we expect the Federal Reserve will continue with its very accommodative monetary policy. While we believe the economics for businesses and consumers are stabilizing, companies will likely face only modest opportunities for increasing profits as cost reductions have, for the most part, taken place. We’ll continue to watch for opportunities in individual sectors and investing styles that are likely to do well in a low-growth environment, such as value investing. Also, the Fund continues to be postured with a bias toward smaller companies within the S&P 500, as many of these are less sensitive to global conditions.

Throughout the period, we also invested in S&P 500 Index futures contracts, which were used to convert cash into the equivalent of an S&P 500 Index holding. This helped to minimize tracking error to the Fund’s benchmark index resulting from cash flow activity and tactical portfolio management positioning.

Nuveen Tactical Market Opportunities Fund

How did the Fund perform during the twelve-month period ended October 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for since inception period ended October 31, 2011.

Nuveen Investments	13

The Fund’s Class A Shares at net asset value (NAV) outperformed the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper classification average over the period from the Fund’s inception on February 24, 2011, through October 31, 2011.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide investors with the potential for a positive total return over a reasonable period of time, regardless of market conditions. To accomplish this, the Fund invests in a variety of assets and periodically adjusts its allocations to fixed income, equities and cash. Other asset classes, such as currencies and commodities, are held at times to take advantage of market opportunities or to further diversify the Fund.

During this initial period for the Fund, its fixed-income component provided the biggest contribution to positive performance. The fixed-income allocation generally consisted of long duration U.S. Treasury securities, as well as exchange-traded funds (ETFs) in various fixed-income sectors, such as investment-grade credit, high-yield bonds, emerging market debt, mortgage-backed securities and preferred stock. We also included short U.S. Treasury futures at the front end of the yield curve as a view on market rates and also as a hedge for other fixed-income securities. High-yield, municipal bond and preferred stock ETFs, as well as 30-year U.S. Treasury securities, were the primary positive contributors in the fixed-income portfolio during this period.

The Fund’s equity component also provided a significant positive contribution to performance. The equity allocation included several long positions in index futures and ETFs. Overall, the Fund benefited from long positions in Germany, the S&P 500 Index, South Africa, emerging markets and Chile as well as a short position in Spain.

Long positions in Switzerland and Hong Kong detracted from the Fund’s performance. In addition, short positions in the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index and the NASDAQ Composite Index also hindered results. Although these short positions underperformed, they were utilized as part of spread trades with positions in other countries, and did not necessarily reflect a negative outlook on the broad market. Rather, these spread trades are used to express a view of relative performance between countries, while attempting to reduce the overall volatility of the Fund.

As previously mentioned, the fixed-income component consisted of U.S. Treasury securities and a variety of fixed-income ETFs representing various sectors such as investment-grade credit, high-yield bonds, mortgage-backed securities, emerging market debt and preferred stock. These securities are held in various proportions at different times, and are a primary component of the Fund’s strategy. ETF rotation within fixed income is an ongoing process to take advantage of market conditions, the outlook for fixed-income sectors and relative yield advantages.

The equity component of the Fund generally consisted of long or short futures contracts as well as country and sector ETFs. While net equity exposure remained constrained, gross exposure was significant and reflected a view of relative country performance. These views were generally expressed with futures spread trades such as long S&P 500 Index/short Russell 2000 Index, long Germany equities/short Spanish equities and long

14	Nuveen Investments

Indian equities/short Korean and Taiwanese equities, to name a few. Other securities, such as high-yield and preferred stock ETFs, provided equity-like exposure yet were not included in the net and gross equity market value calculation. When evaluating the proper equity risk exposure, the weights of these fixed-income ETFs are considered. From a positioning perspective, we have reduced the Fund’s net exposure to equities in general while maintaining positions in emerging markets such as Russia and spread trades such as long China/short India and long Taiwan/short Nasdaq.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

These Funds are actively managed, and each at times may use a proprietary quantitative process that projects individual stock performance based on multiple factors and current economic conditions. Stocks selected using this process could underperform if the performance of the considered factors differs from historic norms. There is no guarantee that the Funds will achieve their investment objectives. The advisor’s asset allocation decisions may be incorrect and could adversely affect Fund performance. The Funds may be exposed to the risks of the underlying securities held by an exchange-traded fund (ETF) and may bear a proportionate share of the ETF’s expenses. Derivative investing may involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested. The use of leverage through the use of derivatives may magnify this risk. Debt securities typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities. Lower-rated and nonrated securities present a greater risk of loss to principal and interest rate than higher-rated securities. Commodity prices may be highly volatile and are affected by factors such as changes in demand, disruption in supply, and hedging and trading strategies of other market participants. Each of these asset classes may be less liquid and more volatile.

Nuveen Investments	15

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16	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following eight pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

Effective January 18, 2011, Class R Shares and Class Y Shares, previously offered by FAF Advisors, Inc., were renamed Class R3 Shares and Class I Shares, respectively.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	17

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen International Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	-3.93%	-2.72%	3.67%
Class A Shares at maximum Offering Price	-9.45%	-3.87%	3.06%
MSCI EAFE Index*	-3.64%	-1.95%	6.19%
Lipper International Large-Cap Growth Fund Classification Average*	-5.48%	-1.12%	5.47%

Class B Shares w/o CDSC**	-4.64%	-3.46%	2.88%
Class B Shares w/CDSC**	-9.40%	-3.63%	2.88%
Class C Shares	-4.71%	-3.44%	2.89%
Class R3 Shares	-4.10%	-2.89%	3.42%
Class I Shares	-3.90%	-2.52%	3.90%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	-8.79%	-3.60%	3.05%
Class A Shares at maximum Offering Price	-14.06%	-4.74%	2.44%
Class B Shares w/o CDSC**	-9.46%	-4.35%	2.27%
Class B Shares w/CDSC**	-13.99%	-4.52%	2.27%
Class C Shares	-9.45%	-4.32%	2.28%
Class R3 Shares	-9.04%	-3.79%	2.80%
Class I Shares	-8.54%	-3.36%	3.31%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.66%	1.50%
Class B Shares	2.41%	2.25%
Class C Shares	2.41%	2.25%
Class R3 Shares	1.91%	1.75%
Class I Shares	1.41%	1.25%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 1.49%, 2.24%, 2.24%, 1.74% and 1.24%, respectively, for Class A, Class B, Class C, Class R3 and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions.
**	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2011 — Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen International Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	-6.70%	-1.47%
Class A Shares at maximum Offering Price	-12.05%	-2.66%
MSCI All Country World Investable Market Index (ex US)**	-4.25%	-1.11%
Lipper International Large-Cap Growth Fund Classification Average**	-5.48%	-2.12%

Class C Shares	-7.45%	-2.21%
Class R3 Shares	-8.54%	-2.07%
Class I Shares	-6.60%	-1.23%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	-12.03%	-3.31%
Class A Shares at maximum Offering Price	-17.04%	-4.50%
Class C Shares	-12.70%	-4.03%
Class R3 Shares	-13.70%	-3.89%
Class I Shares	-11.83%	-3.07%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.50%
Class C Shares	2.25%
Class R3 Shares	1.75%
Class I Shares	1.25%

The Fund’s adviser has contractually agreed to waive fees and reimburse other Fund expenses through February 29, 2012, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 1.49%, 2.24%, 1.74%, and 1.24%, respectively, for Class A, Class C, Class R3, and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Since inception returns are from 12/21/06.
**	Refer to the Glossary of Terms Used in this Report for definitions.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2011 — Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Quantitative Enhanced Core Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares	6.50%	-2.06%
S&P 500 Index**	8.09%	-1.31%
Lipper Large Cap Core Fund Classification Average**	5.39%	-2.03%

Class C Shares	5.76%	-2.77%
Class I Shares	6.79%	-1.80%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares	-0.27%	-4.50%
Class C Shares	-1.00%	-5.20%
Class I Shares	-0.03%	-4.26%

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.99%	0.71%
Class C Shares	1.74%	1.46%
Class I Shares	0.74%	0.46%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 0.70%, 1.45%, and 0.45%, respectively, for Class A, Class C and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Since inception returns are from 7/31/07.
**	Refer to the Glossary of Terms Used in this Report for definitions.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2011 — Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Tactical Market Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011*

	Average Annual

	1-Year*	Since Inception*
Class A Shares at NAV	6.61%	6.89%
Class A Shares at maximum Offering Price	0.45%	3.49%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index**	0.13%	0.12%
Lipper Flexible Portfolio Fund Classification Average**	3.69%	6.40%

Class C Shares	5.87%	6.08%
Class I Shares	6.95%	7.18%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year*	Since Inception*
Class A Shares at NAV	6.07%	6.58%
Class A Shares at maximum Offering Price	0.00%	3.03%
Class C Shares	5.33%	5.79%
Class I Shares	6.41%	6.89%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	3.60%	1.39%
Class C Shares	4.35%	2.14%
Class I Shares	3.35%	1.14%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 1.20%, 1.95%, and 0.95%, respectively, for Class A, Class C and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Since inception returns for Class A, Class C and Class I Shares, and for the comparative index and Lipper classification average, are from 12/30/09. Class I Share returns are actual. The returns for Class A and Class C Shares are actual for the periods since class inception on 2/24/11; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.
**	Refer to the Glossary of Terms Used in this Report for definitions.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2011 — Class A Shares*

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Holding Summaries (Unaudited) as of October 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen International Fund

Portfolio Allocation1

Nuveen International Select Fund

Portfolio Allocation1

Portfolio Composition[1]
Financials	14.3%
Industrials	11.7%
Energy	10.2%
Consumer Staples	9.4%
Consumer Discretionary	8.9%
Information Technology	7.6%
Materials	7.5%
Health Care	7.2%
Utilities	6.1%
Short-Term Investments	7.8%
Other	9.3%

Portfolio Composition[1]
Financials	21.3%
Industrials	10.4%
Information Technology	9.9%
Consumer Staples	9.8%
Energy	8.9%
Materials	8.7%
Consumer Discretionary	7.0%
Utilities	5.5%
Telecommunication Services	5.4%
Short-Term Investments	8.6%
Other	4.5%

Country Allocation[1]
Japan	16.7%
United Kingdom	15.9%
United States	13.4%
Switzerland	9.4%
Germany	8.5%
Canada	4.7%
France	4.2%
Hong Kong	2.6%
Australia	2.4%
Ireland	2.1%
Italy	2.0%
Other	18.1%

Top Five Common Stock Holdings[2]
Roche Holding	2.1%
Canon	1.8%
Nestle	1.8%
GlaxoSmithKline	1.6%
Adidas	1.4%

Country Allocation[1]
United States	16.5%
Japan	10.5%
United Kingdom	9.5%
Brazil	7.2%
Switzerland	5.8%
Germany	5.3%
South Korea	4.0%
Canada	3.9%
South Africa	3.2%
Hong Kong	2.7%
France	2.6%
China	2.5%
Russia	2.4%
Australia	2.2%
India	2.0%
Other	19.7%

Top Five Common Stock Holdings[2]
Roche Holding	1.4%
Cielo	1.2%
Redecard	1.2%
Canon	1.2%
Banco do Brasil	1.1%

1	As a percentage of total investments (excluding investments in derivatives) as of October 31, 2011. Holdings are subject to change.
2	As a percentage of total common stocks as of October 31, 2011. Holdings are subject to change.
3	Rounds to less than 0.1%.

26	Nuveen Investments

Nuveen Quantitative Enhanced Core Equity Fund

Portfolio Allocation1

Nuveen Tactical Market Opportunities Fund

Portfolio Allocation3

Portfolio Composition[1]
Financials	18.8%
Information Technology	17.4%
Energy	14.9%
Heath Care	12.0%
Industrials	8.2%
Consumer Staples	8.1%
Consumer Discretionary	7.6%
Utilities	5.6%
Short-Term Investments	2.3%
Other	5.1%

Top Five Common Stock Holdings[2]
Exxon Mobil	4.1%
Microsoft	2.7%
Chevron	2.7%
Apple	2.3%
AT&T	2.3%

1	As a percentage of total investments (excluding investments purchased with collateral from securities lending and investments in derivatives) as of October 31, 2011. Holdings are subject to change.
2	As a percentage of total common stocks as of October 31, 2011. Holdings are subject to change.
3	As a percentage of total investments (excluding investments in derivatives) as of October 31, 2011. Holdings are subject to change.

Nuveen Investments	27

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen International Fund

	Actual Performance					Hypothetical Performance
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$845.60	$842.80	$842.10	$845.50	$845.20	$1,017.49	$1,013.66	$1,013.71	$1,016.43	$1,018.80
Expenses Incurred During Period	$6.93	$10.40	$10.40	$8.00	$5.77	$7.58	$11.37	$11.37	$8.74	$6.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.49%, 2.24%, 2.24%, 1.72% and 1.24% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen International Select Fund

	Actual Performance				Hypothetical Performance
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$836.50	$832.90	$835.30	$836.80	$1,017.85	$1,014.06	$1,016.74	$1,019.06
Expenses Incurred During Period	$6.76	$10.21	$7.77	$5.65	$7.43	$11.22	$8.54	$6.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.46%, 2.21%, 1.68% and 1.22% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Quantitative Enhanced Core Equity Fund

	Actual Performance			Hypothetical Performance
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$912.10	$908.70	$913.50	$1,021.68	$1,017.90	$1,022.94
Expenses Incurred During Period	$3.37	$6.98	$2.17	$3.57	$7.37	$2.29

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .70%, 1.45% and .45% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28	Nuveen Investments

Nuveen Tactical Market Opportunities Fund

	Actual Performance			Hypothetical Performance
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$1,022.80	$1,019.20	$1,024.60	$1,019.41	$1,015.63	$1,020.47
Expenses Incurred During Period	$5.86	$9.67	$4.80	$5.85	$9.65	$4.79

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90% and .94%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	29

Report of

Independent Registered

Public Accounting Firm

The Board of Directors and Shareholders

Nuveen International Fund (formerly First American International Fund)

Nuveen International Select Fund (formerly First American International Select Fund)

Nuveen Quantitative Enhanced Core Equity Fund (formerly First American Quantitative Large Cap Core Fund)

Nuveen Tactical Market Opportunities Fund (formerly First American Tactical Market Opportunities Fund)

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Nuveen International Fund (formerly First American International Fund), Nuveen International Select Fund (formerly First American International Select Fund), Nuveen Quantitative Enhanced Core Equity Fund (formerly First American Quantitative Large Cap Core Fund), and Nuveen Tactical Market Opportunities Fund (formerly First American Tactical Market Opportunities Fund) (series of Nuveen Investment Funds, Inc., formerly First American Investment Funds, Inc.) (collectively, the ”Funds”) as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen International Fund (formerly First American International Fund), Nuveen International Select Fund (formerly First American International Select Fund), Nuveen Quantitative Enhanced Core Equity Fund (formerly First American Quantitative Large Cap Core Fund), and Nuveen Tactical Market Opportunities Fund (formerly First American Tactical Market Opportunities Fund) at October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 28, 2011

30	Nuveen Investments

Portfolio of Investments

Nuveen International Fund

(formerly known as First American International Fund)

October 31, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 87.8%

	Australia – 2.3%

64,649	APA Group	$294,830

42,246	Asciano Group	67,535

52,219	Australian Infrastructure Fund	103,668

48,361	DUET Group	84,282

9,069	Macquarie Atlas Roads Group —	13,430

49,890	MAp Group	178,021

5,462	QR National	18,871

21,751	SP AusNet	22,679

63,072	Spark Infrastructure Group	80,359

87,736	Transurban Group	481,273

32,103	Woodside Petroleum	1,222,384

42,462	WorleyParsons	1,232,445
	Total Australia	3,799,777
	Austria – 0.4%

25,435	Erste Group Bank	542,235

579	Flughafen Wien	26,024

4,760	Oesterreichische Post	143,560

224	Verbund AG	6,505
	Total Austria	718,324
	Belgium – 0.6%

17,528	Anheuser-Busch InBev	972,035

718	Elia System Operator	29,136
	Total Belgium	1,001,171
	Brazil – 1.5%

9,189	Companhia de Concessoes Rodoviarias	253,268

3,656	Companhia de Gas de Sao Paulo, Class A	74,745

3,060	Companhia de Saneamento Basico do Estado de Sao Paulo – ADR	166,036

658	Companhia de Saneamento de Minas Gerais	12,303

840	Companhia de Transmissao de Energia Electrica Paulista	24,224

32,550	Companhia Energetica de Minas Gerais – ADR	554,652

686	Companhia Energetica do Ceara-COELCE, Class A	13,865

3,970	Companhia Paranaense de Energia-Copel – ADR	80,115

950	CPFL Energia – ADR	24,690

5,941	EcoRodovias Infraestructura e Logistica —	44,812

20,866	Energias do Brasil	451,144

29,856	Itau Unibanco Holding – ADR	570,847

6,728	Santos Brasil Participacoes	99,734

8,441	Wilson Sons – BDR	120,947
	Total Brazil	2,491,382
	Canada – 4.6%

4,758	Agrium	391,536

14,611	Algonquin Power & Utilities	82,088

2,406	ATCO, Class I	146,955

16,196	Bank of Nova Scotia	852,072

Nuveen Investments	31

Portfolio of Investments

Nuveen International Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Canada (continued)

1,878	Brookfield Renewable Power Fund	$51,455

30,847	Cameco	661,051

25,561	Cenovus Energy	875,498

1,927	Emera	63,276

23,578	Enbridge	818,392

36,560	EnCana	793,004

263	Just Energy	2,839

440	Keyera	20,072

119,749	Lundin Mining —	469,745

63,154	Manulife Financial	834,264

3,087	Pembina Pipeline	84,023

26,887	Suncor Energy	857,964

2,752	TransCanada	118,446

4,025	Veresen	58,189

347	Westshore Terminals Investment	8,463

29,727	Yamana Gold	445,013
	Total Canada	7,634,345
	Chile – 0.4%

18,688	Empresa Electrica Del Norte Grande	51,100

2,641	Empresa Nacional de Electrcidad – ADR	127,402

8,007	Sociedad Quimica y Minera de Chile – ADR	468,409
	Total Chile	646,911
	China – 1.7%

598,000	Agile Property Holdings	539,022

65,350	China Merchants Bank	131,952

138,951	China Suntien Green Energy, Class H	31,601

7,872	ENN Energy Holdings	28,446

773,000	Industrial & Commercial Bank of China, Class H	482,710

13,421	New Oriental Education & Technology Group – ADR —	397,798

69,500	Ping An Insurance	515,440

24,900	Tencent Holdings	575,877

55,203	Zhejiang Expressway, Class H	36,306
	Total China	2,739,152
	Czech Republic – 0.0%

1,080	CEZ	45,669
	Denmark – 0.7%

10,361	Novo Nordisk, Class B	1,099,991
	Finland – 0.6%

3,019	Fortum Oyj	73,477

144,016	Nokia Oyj	969,110
	Total Finland	1,042,587
	France – 4.1%

685	Aeroports de Paris	53,781

18,493	Alstom	688,642

53,576	AXA	861,715

41,231	Carrefour	1,090,890

32	Nuveen Investments

Shares	Description ▲	Value

	France (continued)

10,471	Danone	$725,880

1,027	Electricite de France	30,736

28,086	Groupe Eurotunnel	252,997

7,427	Iliad	867,329

6,037	L’oreal	664,706

28	Rubis	1,591

29,637	Total	1,546,377
	Total France	6,784,644
	Germany – 8.3%

29,628	Adidas	2,086,605

57,278	Aixtron	810,995

15,136	Allianz	1,684,064

3,691	BASF	269,428

14,125	Bayer	899,932

13,310	BMW	1,081,226

13,172	Deutsche Boerse —	725,959

60,016	E.ON	1,447,285

3,694	Fraport Frankfuort Airport	232,581

3,234	Hamburger Hafen und Logistik	99,430

12,240	Henkel KGAA	727,608

13,917	SAP	841,532

11,682	Siemens	1,224,518

34,761	Symrise	899,787

7,094	Wacker Chemie	714,008
	Total Germany	13,744,958
	Hong Kong – 2.5%

56,236	Beijing Capital International Airport, Class H	25,253

12,070	Beijing Enterprises Holdings	66,794

66,658	Cheung Kong Holdings	826,288

51,957	Cheung Kong Infrastructure Holdings	278,319

286,034	China Everbright International	82,580

37,588	China Merchants Holdings International	115,986

4,170	China Resources Gas Group	6,059

352,000	China Resources Land	515,221

272,000	China Unicom	546,888

9,481	CLP Holdings	84,458

20,626	Cosco Pacific	28,699

72,137	Hong Kong & China Gas	162,638

49,310	Hopewell Highway Infrastructure	27,199

446,000	Li & Fung	859,529

179,299	Li Ning	170,935

67,903	MTR	219,191

15,917	Power Assets Holdings	120,950

39,943	Towngas China	21,487
	Total Hong Kong	4,158,474

Nuveen Investments	33

Portfolio of Investments

Nuveen International Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	India – 0.4%

1,815	GAIL India – GDR	$95,560

17,017	HDFC Bank – ADR	538,758

30,369	Power Grid	65,074
	Total India	699,392
	Ireland – 2.0%

37,072	Covidien	1,743,867

63,955	CRH	1,157,112

44,889	WPP	464,648
	Total Ireland	3,365,627
	Israel – 0.8%

16,099	Nice Systems – ADR —	575,700

17,249	Teva Pharmaceutical Industries – ADR	704,622
	Total Israel	1,280,322
	Italy – 1.9%

22,571	Atlantia	343,787

2,068	Autostrada Torino-Milano	21,629

81,931	Enel	386,559

47,024	Hera —	76,888

5,711	IREN	6,908

161,100	Prada —	807,698

32,995	Saipem	1,474,297

4,195	Societa Inizative Autostradali e Servizi —	34,670

43	Terna-Rete Elettrica Nationale	165
	Total Italy	3,152,601
	Japan – 16.2%

56,309	AMADA	373,564

58,309	Canon	2,647,101

7,400	FANUC	1,196,508

280	INPEX	1,848,583

7,818	Japan Airport Terminal	103,422

4,978	Kamigumi	43,467

2,992	Keyence	760,599

45,900	KOMATSU	1,134,869

73,362	Mitsubishi	1,508,834

46,841	Mitsui Sumitomo Insurance Group	917,445

51,000	NGK Insulators	587,925

8,991	Nintendo	1,356,478

43,655	NKSJ Holdings	873,081

27,623	Nomura Research Institute	621,244

1,189	Rakuten	1,303,424

21,493	SECOM	1,016,472

10,146	SMC	1,578,126

18,545	Sugi Holdings	483,980

60,993	Sumitomo Metal Mining	839,600

449,493	Sumitomo Mitsui Trust	1,538,221

34	Nuveen Investments

Shares	Description ▲	Value

	Japan (continued)

84,431	Suzuki Motor	$1,790,709

16,600	TERUMO	843,447

333,203	The Bank of Yokohama	1,525,542

28,077	THK	547,193

24,004	Tokyo Gas	103,369

42,900	Toyota Motor	1,424,313
	Total Japan	26,967,516
	Lebanon – 0.1%

22,897	Equatorial Energia	149,770
	Luxembourg – 0.7%

9,547	Millicom International Cellular	1,052,905

5,626	SES	143,697
	Total Luxembourg	1,196,602
	Malaysia – 0.2%

137,695	Sime Darby Berhad	397,206
	Mexico – 0.4%

623	Grupo Aeroportuario del Sureste – ADR	35,885

47,789	OHL Mexico —	74,264

18,311	Wal-Mart de Mexico – ADR	470,593
	Total Mexico	580,742
	Netherlands – 1.2%

37,242	Heineken	1,809,280

3,468	Koninklijke Vopak	178,748
	Total Netherlands	1,988,028
	New Zealand – 0.2%

22,643	Auckland International Airport	42,752

60,486	Infratil	90,054

18,534	Port of Tauranga	145,062
	Total New Zealand	277,868
	Norway – 1.5%

3,666	Hafslund, Class B	37,443

161,199	Norsk Hydro	835,012

95,370	Telenor ASA	1,698,801
	Total Norway	2,571,256
	Philippines – 0.1%

51,453	International Container Terminal Services	66,429

331,750	Metro Pacific Investments	25,229
	Total Philppines	91,658
	Portugal – 0.3%

3,593	Brisa Auto-Estradas de Portugal	12,229

174,384	Energias de Portugal	547,830
	Total Portugal	560,059
	Russia – 0.3%

46,383	Gazprom – ADR	538,507

Nuveen Investments	35

Portfolio of Investments

Nuveen International Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Singapore – 1.5%

180,997	CitySpring Infrastructure Trust	$53,922

143,352	ComfortDelGro	158,843

89,634	DBS Group Holdings	875,524

1,427,437	Golden Agri-Resources	730,739

10,886	Hyflux	12,363

55,020	Parkway Life – REIT	78,515

38,004	SembCorp Industries	125,296

62,966	Singapore Airport Terminal Services	122,683

209,009	Singapore Post	170,197

19,275	Singapore Telecommunications	48,733

123,890	SMRT	181,415
	Total Signapore	2,558,230
	South Africa – 0.7%

70,688	MTN Group	1,228,614
	South Korea – 0.5%

2,028	Samsung Electronics – GDR	885,717
	Spain – 1.1%

80,851	Banco Santander	684,308

26,649	Distribuidora International de Alimentacion —	121,869

2,444	Enagas	48,058

3,964	Ferrovial	50,383

46,924	Grifols —	872,434
	Total Spain	1,777,052
	Sweden – 0.7%

115,297	Ericsson	1,201,802
	Switzerland – 9.1%

45,286	ABB	852,528

20,546	Adecco	986,767

19,122	Compagnie Financiere Richemont	1,089,277

155	Flughafen Zuerich	59,441

48,149	Foster Wheeler	1,026,537

15,888	Holcim	1,006,125

45,372	Nestle	2,624,212

47,925	Noble	1,722,424

22,252	Novartis	1,253,573

18,986	Roche Holding	3,115,022

40,849	UBS	516,258

57,389	Xstrata	955,902
	Total Switzerland	15,208,066
	Taiwan – 0.3%

181,200	Hon Hai Precision Industry	496,738
	Turkey – 0.6%

263,570	Turkiye Garanti Bankasi	924,754
	United Kingdom – 15.4%

50,980	Anglo American	1,868,949

36	Nuveen Investments

Shares	Description ▲	Value

	United Kingdom (continued)

97,399	ARM Holdings	$913,882

54,836	BG Group	1,189,063

38,012	BHP Billiton	1,196,977

20,969	BP – ADR	926,410

65,480	British Sky Broadcasting Group	738,317

76,905	Centrica	366,113

96,936	Diageo	2,006,163

106,289	GlaxoSmithKline	2,385,373

23,784	HSBC Holdings – ADR	1,038,409

10,409	National Grid – ADR	521,179

2,986	Pennon Group	33,356

121,570	Prudential	1,255,708

173,757	Reed Elsevier	1,487,501

111,150	Rolls-Royce Holdings	1,251,155

29,885	Schroders	684,013

7,597	Scottish & Southern Energy	164,142

4,226	Severn Trent	102,863

62,089	Standard Chartered	1,448,803

184,923	Tesco	1,192,274

27,557	United Utilities Group	268,632

71,825	Vedanta Resources	1,466,021

55,858	Vodafone Group – ADR	1,555,087

45,843	Willis Group Holdings	1,664,559
	Total United Kingdom	25,724,949
	United States – 3.9%

1,076	American States Water	37,595

10,354	American Tower, Class A —	570,505

1,105	American Water Works	33,736

13,624	Brookfield Infrastructure Partners	341,826

16,585	Bunge	1,024,455

21	California Water Service Group	390

3,310	Chesapeake Utilities	140,311

940	Consolidated Edison	54,398

7,795	Crown Castle International —	322,401

3,687	Dominion Resources	190,212

10,322	El Paso	258,153

932	Exelon	41,371

2,655	ITC Holdings	192,965

257	Kinder Morgan Management	7,350

1,900	NextEra Energy	107,160

4,585	NiSource	101,283

1,638	Northeast Utilities —	56,626

1,080	Northwest Natural Gas	50,458

4,039	OGE Energy	208,978

14,536	Philip Morris International	1,015,630

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen International Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	United States (continued)

2,795	PPL	$82,089

14,779	Questar	284,791

522	Republic Services	14,856

3,496	Schlumberger	256,851

1,176	Sempra Energy	63,186

60	SJW	1,397

13,171	Spectra Energy	377,086

2,852	Standard Parking —	50,167

3	UGI	86

2,583	UIL Holdings	88,029

740	Unitil	19,736

5,101	Waste Connections	173,689

5,984	Wisconsin Energy	194,061

5,062	Xcel Energy	130,852
	Total United States	6,492,679
	Total Common Stocks (cost $152,809,180)	146,223,140
	EXCHANGE-TRADED FUNDS – 4.0%

	United States – 4.0%

97,640	iShares MSCI Malysia Index Fund	1,355,243

11,127	iShares MSCI Indonesia Investment Market Index Fund	331,918

62,478	Market Vectors Agribusiness	3,125,774

31,966	Market Vectors Gold Miners	1,880,560
	Total Exchange-Traded Funds (cost $7,292,585)	6,693,495
	RIGHTS – 0.0%

	Spain – 0.0%

80,851	Banco Santander —	13,984
	Total Rights (Cost $0)	13,984

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 7.8%

	Money Market Funds – 2.7%

4,510,519	State Street Institutional Liquid Reserves Fund, 0.150% Ω	$4,510,519
	U.S. Treasury Obligations – 5.1%

	U.S. Treasury Bills ☐

$7,440	0.022%, 03/01/2012	7,439,449

1,032	0.025%, 03/08/2012	1,031,908
$8,472	Total U.S. Treasury Obligations	8,471,357
	Total Short-Term Investments (cost $12,981,998)	12,981,876
	Total Investments (cost $173,083,763) – 99.6%	165,912,495
	Other Assets Less Liabilities – 0.4% ¯	625,209
	Net Assets – 100.0%	$166,537,704

38	Nuveen Investments

Investment in Derivatives at October 31, 2011

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Amsterdam Index	Long	53	11/11	$4,490,369	$136,102
E-Mini MSCI EAFE	Short	(44)	12/11	(3,257,980)	(230,218)
E-Mini MSCI Emerging Market Index	Long	53	12/11	2,587,990	26,461
Euro STOXX 50 Index	Long	105	12/11	3,469,489	535,794
FTSE 100 Index	Long	225	12/11	20,037,022	1,459,210
FTSE JSE Top 40	Short	(120)	12/11	(4,407,586)	(237,512)
Great Butlan Futures Index	Short	(9)	12/11	(907,088)	(44,416)
Mexican Bolsa Index	Short	(169)	12/11	(4,588,502)	(314,273)
NASDAQ 100	Short	(38)	12/11	(1,790,560)	(80,028)
Nikkei 225 Index	Long	247	12/11	10,979,150	239,714
OMXS 30 Index	Long	292	11/11	4,447,798	178,091
Russell 2000 Mini Index	Short	(113)	12/11	(8,354,090)	(532,061)
SGX S&P CNX Nifty	Short	(422)	11/11	(4,512,868)	(198,340)
S&P 500 Index	Short	(9)	12/11	(2,810,925)	(156,186)
S&P TSX 60	Short	(73)	12/11	(10,204,986)	102,162
SPI 200	Long	111	12/11	12,528,824	543,489
					$1,427,989

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is the annualized effective yield as of October 31, 2011.

¯	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives at October 31, 2011.

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

GDR	Global Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	39

Portfolio of Investments

Nuveen International Select Fund

(formerly known as First American International Select Fund)

October 31, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 86.3%

	Argentina – 0.3%

58,254	YPF Sociedad Anonima	$1,957,917
	Australia – 2.1%

170,856	APA Group	779,184

111,786	Asciano Group	178,702

138,003	Australian Infrastructure Fund	273,972

72,815	BHP Billiton	2,850,307

127,789	DUET Group	222,706

23,960	Macquarie Atlas Roads Group —	35,480

133,518	MAp Group	476,429

14,668	QR National	50,678

57,476	SP AusNet	59,929

169,055	Spark Infrastructure Group	215,390

231,815	Transurban Group	1,271,614

77,073	Woodside Petroleum	2,934,703

109,941	WorleyParsons	3,190,999
	Total Australia	12,540,093
	Austria – 0.3%

63,791	Erste Group Bank	1,359,926

1,539	Flughafen Wien	69,173

12,625	Oesterreichische Post	380,765

592	Verbund	17,191
	Total Austria	1,827,055
	Belgium – 0.4%

37,285	Anheuser-Busch InBev	2,067,683

2,128	Elia System Operator	86,353
	Total Belgium	2,154,036
	Brazil – 7.2%

380,243	Banco do Brasil	5,802,701

225,840	Cielo	6,028,626

46,300	Companhia de Bebidas das Americas – ADR	1,561,236

74,674	Companhia de Concessoes Rodoviarias	2,058,173

9,832	Companhia de Gas de Sao Paulo, Class A	201,010

8,086	Companhia de Saneamento Basico do Estado de Sao Paulo – ADR	438,746

1,657	Companhia de Saneamento de Minas Gerais	30,981

2,181	Companhia de Transmissao de Energia Electrica Paulista	62,895

1,718	Companhia Energetica do Ceara-Coelce, Class A	34,723

253,954	Companhia Energetica de Minas Gerais – ADR	4,327,376

10,473	Companhia Paranaense de Energia-Copel – ADR	211,345

208,500	Companhia Siderurgica Nacional – ADR	1,951,560

2,511	CPFL Energia – ADR	65,261

15,955	EcoRodovias Infraestructura e Logistica	120,347

55,653	Energias do Brasil	1,203,273

190,249	Hypermarcas	1,034,992

117,202	Itau Unibanco Holding – ADR	2,240,902

40	Nuveen Investments

Shares	Description ▲	Value

	Brazil (continued)

104,200	Natura Cosmeticos	$2,033,200

356,630	Redecard	5,928,427

17,919	Santos Brasil Participacoes	265,625

162,995	Souza Cruz	2,022,188

10,700	Usinas Siderurgicas de Minas Gerais, Class A	74,850

167,300	Vale – ADR	4,251,093

22,634	Wilson Sons – BDR	324,313
	Total Brazil	42,273,843
	Canada – 3.9%

11,030	Agrium	907,659

39,187	Algonquin Power & Utilities	220,163

6,462	ATCO, Class I	394,689

41,917	Bank of Nova Scotia	2,205,253

4,898	Brookfield Renewable Power Fund	134,201

102,716	Cameco	2,201,204

59,257	Cenovus Energy	2,029,630

5,040	Emera	165,497

63,081	Enbridge	2,189,542

84,737	EnCana	1,837,987

112,500	First Quantum Minerals	2,360,045

659	Just Energy	7,114

1,130	Keyera	51,549

277,700	Lundin Mining —	1,089,347

171,252	Manulife Financial	2,262,239

8,132	Pembina Pipeline	221,341

84,813	Suncor Energy	2,706,383

7,363	TransCanada	316,904

10,616	Veresen	153,475

927	Westshore Terminals Investment	22,609

68,919	Yamana Gold	1,031,717
	Total Canada	22,508,548
	Chile – 0.4%

49,802	Empresa Electrica Del Norte Grande	136,177

6,979	Empresa Nacional de Electrcidad – ADR	336,667

31,260	Sociedad Quimica y Minera de Chile – ADR	1,828,710
	Total Chile	2,301,554
	China – 2.5%

2,424,000	Agile Property Holdings	2,184,933

1,931,350	China Construction Bank, Class H	1,419,031

256,400	China Merchants Bank	517,714

364,789	China Suntien Green Energy, Class H	82,963

19,484	ENN Energy Holdings	70,406

3,017,000	Industrial & Commercial Bank of China, Class H	1,884,006

21,700	NetEase.com – ADR —	1,027,929

51,896	New Oriental Education & Technology Group – ADR —	1,538,197

Nuveen Investments	41

Portfolio of Investments

Nuveen International Select Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	China (continued)

285,000	Ping An Insurance	$2,113,674

101,500	Tencent Holdings	2,347,449

249,500	Weichai Power, Class H	1,255,449

132,658	Zhejiang Expressway, Class H	87,246
	Total China	14,528,997
	Czech Republic – 0.0%

2,834	CEZ	119,838
	Denmark – 0.3%

16,879	Novo Nordisk, Class B	1,791,983
	Egypt – 0.8%

370,485	Commercial International Bank	1,648,578

34,206	Eastern Tobacco	539,040

23,297	Mobinil	403,195

45,175	Orascom Construction Industries	1,824,147
	Total Egypt	4,414,960
	Finland – 0.4%

8,079	Fortum Oyj	196,628

333,869	Nokia Oyj	2,246,665
	Total Finland	2,443,293
	France – 2.6%

1,836	Aeroports de Paris	144,149

42,870	Alstom	1,596,393

125,267	AXA	2,014,788

95,584	Carrefour	2,528,962

27,469	CFAO	1,061,074

2,755	Electricite de France	82,451

24,696	DANONE	1,711,998

75,195	Groupe Eurotunnel	677,352

13,999	L’oreal	1,541,365

75	Rubis	4,262

68,703	Total	3,584,733
	Total France	14,947,527
	Germany – 5.3%

66,448	Adidas	4,679,719

104,351	Aixtron	1,477,499

35,084	Allianz	3,903,521

8,551	BASF	624,188

29,907	Bayer	1,905,435

26,413	BMW	2,145,637

32,851	Deutsche Boerse —	1,810,543

139,860	E.ON	3,372,722

9,822	Fraport Frankfurt Airport	618,411

8,681	Hamburger Hafen und Logistik	266,900

28,376	Henkel KGAA	1,686,814

32,263	SAP	1,950,877

42	Nuveen Investments

Shares	Description ▲	Value

	Germany (continued)

27,085	Siemens	$2,839,074

80,590	Symrise	2,086,070

16,317	Wacker Chemie	1,642,300
	Total Germany	31,009,710
	Hong Kong – 2.7%

130,923	Beijing Capital International Airport, Class H	58,791

31,158	Beijing Enterprises Holdings	172,425

154,975	Cheung Kong Holdings	1,921,059

139,053	Cheung Kong Infrastructure Holdings	744,868

755,109	China Everbright International	218,004

2,619,000	China Longyuan Power, Class H	2,174,891

100,937	China Merchants Holdings International	311,464

6,275	China Resources Gas Group	9,117

1,406,000	China Resources Land	2,057,957

1,068,000	China Unicom	2,147,338

33,972	CLP Holdings	302,627

52,475	Cosco Pacific	73,015

193,230	Hong Kong & China Gas	435,652

129,629	Hopewell Highway Infrastructure	71,501

2,458,000	Huabao International Holdings	1,561,464

1,162,000	Li & Fung	2,239,400

415,918	Li Ning	396,515

178,731	MTR	576,940

42,654	Power Assets Holdings	324,120

107,270	Towngas China	57,705
	Total Hong Kong	15,854,853
	Hungary – 0.3%

96,008	OTP Bank	1,505,425
	India – 2.0%

172,631	Bank of India	1,173,888

352,945	Bharat Heavy Electricals	2,291,475

4,795	GAIL India – GDR	252,457

66,444	HDFC Bank – ADR	2,103,617

17,400	Infosys Technologies – ADR	1,019,466

158,123	Jindal Steel & Power	1,811,739

80,964	Power Grid	173,487

144,748	Punjab National Bank	2,886,724
	Total India	11,712,853
	Indonesia – 1.6%

1,401,566	Bank of Mandiri	1,118,010

2,732,500	Perusahaan Gas Negara	901,336

1,415,300	Semen Gresik Persero	1,505,897

547,700	Tambang Batubara Bukit Asam	1,123,157

98,500	Telekomunikasi Indonesia – ADR	3,329,300

469,519	United Tractors	1,291,438
	Total Indonesia	9,269,138

Nuveen Investments	43

Portfolio of Investments

Nuveen International Select Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Ireland – 1.3%

85,940	Covidien	$4,042,618

148,270	CRH	2,682,590

104,067	WPP	1,077,203
	Total Ireland	7,802,411
	Israel – 0.5%

35,041	NICE Systems – ADR —	1,253,066

44,374	Teva Pharmaceutical Industries – ADR	1,812,678
	Total Israel	3,065,744
	Italy – 1.2%

60,410	Atlantia	920,126

5,534	Autostrada Torino-Milano	57,879

189,940	Enel Green Power	896,156

126,290	Hera	206,495

15,095	IREN	18,258

350,700	Prada —	1,758,285

71,325	Saipem	3,186,975

11,083	Societa Iniziative Autostradali e Servizi	91,597

116	Terna-Rete Elettrica Nationale	446
	Total Italy	7,136,217
	Japan – 10.5%

130,749	AMADA	867,413

129,246	Canon	5,867,485

15,800	FANUC	2,554,706

460	INPEX	3,036,958

20,534	Japan Airport Terminal	271,638

13,319	Kamigumi	116,300

6,915	Keyence	1,757,868

106,200	KOMATSU	2,625,775

170,186	Mitsubishi	3,500,209

108,564	Mitsui Sumitomo Insurance Group	2,126,373

161,000	NGK Insulators	1,856,000

20,675	Nintendo	3,119,250

101,198	NKSJ Holdings	2,023,940

64,011	Nomura Research Institute	1,439,613

2,450	Rakuten	2,685,776

49,738	SECOM	2,352,266

24,173	SMC	3,759,910

42,783	Sugi Holdings	1,116,533

141,592	Sumitomo Metal Mining	1,949,086

1,042,207	Sumitomo Mitsui Trust	3,566,562

195,730	Suzuki Motor	4,151,265

39,000	TERUMO	1,981,591

773,284	The Bank of Yokohama	3,540,416

64,849	THK	1,263,842

62,215	TOKYO GAS	267,918

44	Nuveen Investments

Shares	Description ▲	Value

	Japan (continued)

97,100	Toyota Motor	$3,223,796
	Total Japan	61,022,489
	Lebanon – 0.1%

61,070	Equatorial Energia	399,462
	Luxembourg – 0.7%

21,539	Millicom International Cellular	2,375,460

27,255	Oriflame Cosmetics – SDR	1,084,359

14,869	SES	379,777
	Total Luxembourg	3,839,596
	Malaysia – 0.3%

61,800	British American Tobacco	930,401

318,932	Sime Darby Berhad	920,016
	Total Malaysia	1,850,417
	Mexico – 1.7%

90,400	America Movil, Series L – ADR	2,297,968

29,700	Desarrolladora Homex – ADR —	444,312

1,645	Grupo Aeroportuario del Sureste – ADR	94,752

919,353	Grupo Mexico, Series B	2,548,279

70,400	Grupo Televisa – ADR	1,501,632

182,700	Kimberly-Clark de Mexico, Series A	1,039,829

128,274	OHL Mexico —	199,336

71,951	Wal-Mart de Mexico – ADR	1,849,141
	Total Mexico	9,975,249
	Netherlands – 0.8%

88,133	Heineken	4,281,652

9,289	Koninklijke Vopak	478,774
	Total Netherlands	4,760,426
	New Zealand – 0.1%

59,830	Auckland International Airport	112,966

159,773	Infratil	237,876

49,175	Port of Tauranga	384,883
	Total New Zealand	735,725
	Norway – 1.0%

9,437	Hafslund, Class B	96,385

373,710	Norsk Hydro	1,935,822

201,735	Telenor ASA	3,593,452
	Total Norway	5,625,659
	Philippines – 0.6%

137,138	International Container Terminal Services	177,054

890,835	Metro Pacific Investments	67,747

59,600	Philippine Long Distance Telephone – ADR	3,310,184
	Total Philippines	3,554,985
	Portugal – 0.2%

9,614	Brisa Auto-Estradas de Portugal	32,722

Nuveen Investments	45

Portfolio of Investments

Nuveen International Select Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Portugal (continued)

403,981	Energias de Portugal	$1,269,113
	Totla Portugal	1,301,835
	Russia – 2.4%

189,961	Gazprom – ADR	2,205,447

176,187	Gazprom OAO – ADR	2,056,102

21,100	LUKOIL – ADR	1,222,137

43,971	Magnit – GDR	957,165

162,450	Mobile TeleSystems – ADR	2,321,411

825,980	Sberbank	2,316,874

408,336	TNK-BP Holding	1,116,787

36,824	Uralkali – GDR, Class S	1,586,815
	Total Russia	13,782,738
	Singapore – 1.1%

477,013	CitySpring Infrastructure Trust	142,110

379,392	ComfortDelGro	420,390

207,870	DBS Group Holdings	2,030,426

3,309,836	Golden Agri-Resources	1,694,384

27,559	Hyflux	31,297

142,794	Parkway Life – REIT	203,771

102,027	SembCorp Industries	336,374

169,101	Singapore Airport Terminal Services	329,477

549,934	Singapore Post	447,813

50,129	Singapore Telecommunications —	126,742

325,498	SMRT	476,635
	Total Singapore	6,239,419
	South Africa – 3.2%

104,097	Bidvest Group	2,058,464

29,021	Kumba Iron Ore	1,714,341

32,338	Massmart Holdings	643,859

163,940	MTN Group	2,849,409

291,390	Murray & Roberts Holdings	884,340

79,661	Nedbank Group	1,409,374

334,892	Pretoria Portland Cement	1,014,188

323,420	Sanlam	1,208,785

168,305	Shoprite Holdings	2,463,948

94,427	Standard Bank Group	1,159,500

55,870	Tiger Brands	1,603,198

185,636	Truworths International	1,868,082
	Total South Africa	18,877,488
	South Korea – 4.0%

23,085	Hite Jinro	526,595

4,997	Hyundai Mobis	1,430,098

39,580	KB Financial Group	1,533,403

323,002	Korea Life Insurance	1,804,495

47,860	KT&G	2,993,931

46	Nuveen Investments

Shares	Description ▲	Value

	South Korea (continued)

10,351	NHN	$2,159,433

3,859	Samsung Electronics – GDR	3,322,063

8,236	Samsung Electronics – GDR	3,597,026

101,306	Shinhan Financial Group – ADR	4,035,741

52,357	Woongjin Coway	1,803,642
	Total South Korea	23,206,427
	Spain – 0.7%

187,439	Banco Santander —	1,586,458

61,774	Distribuidora International de Alimentacion —	282,500

6,458	Enagas	126,987

10,638	Ferrovial	135,210

98,535	Grifols	1,832,010
	Total Spain	3,963,165
	Sweden – 0.5%

267,293	Ericsson	2,786,136
	Switzerland – 5.8%

100,166	ABB	1,885,667

45,807	Adecco	2,199,983

37,197	Compagnie Financiere Richemont	2,118,913

414	Flughafen Zuerich	158,766

111,623	Foster Wheeler	2,379,802

35,142	Holcim	2,225,406

100,002	Nestle	5,783,885

111,110	Noble	3,993,293

51,587	Novartis	2,906,168

42,139	Roche Holding	6,913,721

94,696	UBS	1,196,788

133,006	Xstrata	2,215,418
	Total Switzerland	33,977,810
	Taiwan – 1.5%

89,000	Delta Electronics	209,261

1,186,497	Hon Hai Precision Industry	3,252,637

75,706	HTC	1,701,374

122,150	MediaTek	1,281,875

975,961	Taiwan Semiconductor Manufacturing	2,378,297
	Total Taiwan	8,823,444
	Thailand – 0.9%

88,000	Banpu Public	1,813,110

703,400	CP ALL	1,075,115

214,600	Kasikornbank	866,671

38,400	PTT Exploration and Production Public Company	208,546

98,200	Siam Cement	1,176,228
	Total Thailand	5,139,670
	Turkey – 1.8%

377,681	Akbank T.A.S.	1,375,494

Nuveen Investments	47

Portfolio of Investments

Nuveen International Select Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Turkey (continued)

413,264	Koc Holding	$1,468,979

216,000	Turkcell Iletisim Hizmetleri – ADR	2,661,120

610,880	Turkiye Garanti Bankasi	2,143,315

1,170,650	Turkiye Is Bankasi, Class C	2,720,882
	Total Turkey	10,369,790
	United Kingdom – 9.5%

117,832	Anglo American	4,319,772

190,093	ARM Holdings	1,783,618

120,170	BG Group	2,605,765

48,611	BP – ADR	2,147,634

154,106	British Sky Broadcasting Group	1,737,617

206,566	Centrica	983,376

224,723	Diageo	4,650,810

246,405	GlaxoSmithKline	5,529,903

47,816	HSBC Holdings – ADR	2,087,647

27,954	National Grid – ADR	1,399,657

7,847	Pennon Group	87,657

233,990	Prudential	2,416,906

402,827	Reed Elsevier	3,448,527

251,076	Rolls-Royce Group	2,826,226

70,514	Schroders	1,613,936

20,403	Scottish & Southern Energy	440,830

11,382	Severn Trent	277,044

139,782	Standard Chartered	3,261,715

390,706	Tesco	2,519,041

74,009	United Utilities Group	721,456

156,481	Vedanta Resources	3,193,936

129,493	Vodafone Group – ADR	3,605,085

106,307	Willis Group Holdings	3,860,007
	Total United Kingdom	55,518,165
	United States – 2.8%

2,842	American States Water	99,299

27,807	American Tower, Class A —	1,532,166

2,919	American Water Works	89,117

36,590	Brookfield Infrastructure Partners	918,043

38,450	Bunge	2,375,056

57	California Water Service Group	1,058

8,749	Chesapeake Utilities	370,870

2,522	Consolidated Edison	145,948

20,879	Crown Castle International —	863,555

9,895	Dominion Resources	510,483

27,280	El Paso	682,273

2,493	Exelon	110,664

7,102	ITC Holdings	516,173

690	Kinder Morgan	19,734

48	Nuveen Investments

Shares	Description ▲	Value

	United States (continued)

5,103	NextEra Energy	$287,809

12,117	NiSource	267,665

4,328	Northeast Utilities —	149,619

2,863	Northwest Natural Gas	133,759

10,831	OGE Energy	560,396

33,699	Philip Morris International	2,354,549

7,416	PPL	217,808

39,500	Questar	761,165

1,378	Republic Services	39,218

8,100	Schlumberger	595,107

3,107	Sempra Energy	166,939

158	SJW	3,678

35,297	Spectra Energy	1,010,553

7,640	Standard Parking —	134,388

6,936	UIL Holdings	236,379

1,966	Unitil	52,433

13,558	Waste Connections	461,650

16,072	Wisconsin Energy	521,215

13,538	Xcel Energy	349,957
	Total United States	16,538,726
	Total Common Stocks (cost $515,130,695)	503,454,816
	EXCHANGE-TRADED FUNDS – 5.1%

	United States – 5.1%

1,311	iShares MSCI Indonesia Investable Market Index Fund	39,107

363,000	iShares MSCI Malaysia Index Fund	5,038,440

241,000	Market Vectors Agribusiness	12,057,230

120,000	Market Vectors Gold Miners	7,059,600

181,000	Market Vectors Russia	5,513,260
	Total Exchange-Traded Funds (cost $31,546,782)	29,707,637
	RIGHTS – 0.0%

	Spain – 0.0%

187,439	Banco Santander —	32,420
	Total Rights (cost $–)	32,420

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 8.5%
	Money Market Funds – 3.6%

21,253,411	State Street Institutional Liquid Reserves Fund, 0.150% Ω	$21,253,411

Nuveen Investments	49

Portfolio of Investments

Nuveen International Select Fund (continued)

October 31, 2011

Shares/ Principal Amount (000)	Description ▲	Value

	U.S. Treasury Obligations – 4.9%

	U.S. Treasury Bills ☐

$24,750	0.022%, 03/01/2012	$24,748,169

4,025	0.025%, 03/08/2012	4,024,642

28,775	Total U.S. Treasury Obligations	28,772,811
	Total Short-Term Investments (cost $50,026,407)	50,026,222
	Total Investments (cost $596,703,884) – 99.9%	583,221,095
	Other Assets Less Liabilities – 0.1% ¯	493,594
	Net Assets – 100.0%	$583,714,689

Investments in Derivatives at October 31, 2011

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Australian Dollar Currency	Short	(135)	12/11	$(14,216,850)	$(536,510)
British Pound Currency	Short	(9)	12/11	(907,088)	(44,416)
Dollar Index	Long	240	12/11	18,313,442	(257,398)
E-Mini MSCI EAFE	Long	103	12/11	7,626,635	489,954
E-Mini MSCI Emerging Market Index	Long	384	12/11	18,750,720	452,302
Euro FX Currency	Short	(24)	12/11	(4,176,000)	(143,296)
FTSE 100 Index	Long	356	12/11	31,703,021	2,293,060
FTSE JSE Top 40	Short	(441)	12/11	(16,197,879)	(1,020,104)
H-Shares Index	Long	57	11/11	3,839,473	275,946
Mexican Bolsa Index	Short	(65)	12/11	(1,764,808)	(120,874)
Nasdaq 100 E-Mini	Short	(446)	12/11	(21,015,520)	(1,280,074)
Nikkei 225 Index	Long	479	12/11	21,291,550	464,869
OMXS 30 Index	Long	730	11/11	11,194,495	445,228
Russell 2000 Mini Index	Short	(414)	12/11	(30,607,020)	(1,949,319)
S&P 500 Index	Short	(73)	12/11	(22,799,725)	(1,266,842)
S&P TSX 60	Long	171	12/11	23,904,831	(278,901)
SGX S&P CNX Nifty	Short	(446)	11/11	(4,769,524)	(209,620)
SPI 200	Long	307	12/11	34,651,793	1,503,163
STOXX Euro Small 20 Index	Short	(391)	12/11	(4,198,367)	(284,304)
					$(1,467,136)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is the annualized effective yield as of October 31, 2011.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

¯	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives at October 31, 2011.

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

GDR	Global Depositary Receipt

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

50	Nuveen Investments

Portfolio of Investments

Nuveen Quantitative Enhanced Core Equity Fund

(formerly known as Nuveen Quantitative Large Cap Core Fund and First American Quantitative Large Cap Core Fund)

October 31, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 98.0%

	Consumer Discretionary – 7.6%

2,160	Amazon.com — ▼	$461,182

2,627	Autoliv ▼	151,762

2,329	Bed Bath & Beyond — ▼	144,025

11,281	Carnival ▼	397,204

5,919	Coach	385,149

14,954	Comcast, Class A ▼	350,671

996	Foot Locker ▼	21,772

9,373	Gap ▼	177,150

3,950	Guess?	130,310

8,762	Home Depot ▼	313,680

1,190	J Crew Group Escrow Shares — ■	—

8,790	Johnson Controls ▼	289,455

285	Kohl’s	15,108

26,234	Lowe’s ▼	551,439

4,794	Mattel ▼	135,382

2,878	McGraw-Hill	122,315

17,037	Newell Rubbermaid	252,148

60,454	News, Class A	1,059,154

4,900	Nike, Class B ▼	472,115

1,640	Nordstrom ▼	83,132

2,782	Omnicom Group ▼	123,743

14,840	Signet Jewelers	639,752

4,260	Stanley Black & Decker	272,001

7,398	Staples ▼	110,674

2,907	Target	159,158

2,492	TJX	146,854

321	TRW Automotive Holdings —	13,514

1,427	Tupperware	80,683

10,930	Viacom, Class B	479,280

20,911	Walt Disney ▼	729,376
	Total Consumer Discretionary	8,268,188
	Consumer Staples – 8.1%

9,656	Altria Group ▼	266,023

20,064	Archer-Daniels-Midland ▼	580,652

4,850	Avon Products	88,658

17,617	Coca-Cola	1,203,593

28,700	Coca-Cola Enterprises	769,734

1,469	Colgate-Palmolive	132,754

7,659	ConAgra Foods	194,002

6,552	Corn Products International	317,772

7,819	CVS Caremark	283,830

303	General Mills	11,675

303	Hansen Natural —	26,994

479	JM Smucker	36,893

Nuveen Investments	51

Portfolio of Investments

Nuveen Quantitative Enhanced Core Equity Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Consumer Staples (continued)

4,326	Molson Coors Brewing, Class B	$183,163

12,737	PepsiCo	801,794

12,774	Philip Morris International	892,519

23,384	Procter & Gamble	1,496,342

8,879	Reynolds American ▼	343,440

9,120	Sysco	252,806

9,655	Walgreens	320,546

9,062	Wal-Mart Stores ▼	513,997
	Total Consumer Staples	8,717,187
	Energy – 15.0%

16,409	Baker Hughes	951,558

5,056	Cameron International — ▼	248,452

27,298	Chevron ▼	2,867,655

9,075	ConocoPhillips	632,074

55,616	Exxon Mobil ▼	4,343,053

22,653	Halliburton	846,316

8,086	Helmerich & Payne ▼	430,014

2,306	HollyFrontier	70,771

5,169	Marathon Oil	134,549

15,381	Marathon Petroleum ▼	552,178

17,876	Nabors Industries — ▼	327,667

12,330	National Oilwell Varco ▼	879,499

11,030	Noble Energy ▼	396,418

3,404	Occidental Petroleum	316,368

7,172	Oceaneering International ▼	300,005

4,292	Oil States International — ▼	298,766

12,094	Patterson-UTI Energy	245,750

3,376	Rowan — ▼	116,438

9,986	RPC ▼	185,440

20,017	Schlumberger	1,470,649

2,294	Superior Energy Services — ▼	64,507

19,820	Valero Energy ▼	487,572
	Total Energy	16,165,699
	Financials – 18.9%

16,532	ACE ▼	1,192,784

11,365	Aflac ▼	512,448

16,998	American Capital — ▼	132,074

41,807	American Capital Agency – REIT	1,150,111

14,602	Ameriprise Financial	681,621

43,074	Annaly Capital Management – REIT ▼	725,797

5,114	AON	238,415

34,031	Ares Capital	526,460

2,680	Arthur J. Gallagher	82,812

8,053	Assurant	310,363

11,164	Assured Guaranty	142,229

52	Nuveen Investments

Shares	Description ▲	Value

	Financials (continued)

32,057	Bank of America	$218,949

22,654	Bank of New York Mellon	482,077

19,642	Berkshire Hathaway, Class B — ▼	1,529,326

2,315	BlackRock	365,284

11,105	BOK Financial ▼	579,903

556	Brown & Brown	12,276

1,138	Capital One Financial ▼	51,961

14,877	Charles Schwab ▼	182,690

10,698	Chubb ▼	717,301

4,510	Citigroup	142,471

566	CME Group ▼	155,967

10,265	Discover Financial Services	241,843

5,990	East West Bancorp	116,625

39,375	First Niagara Financial Group ▼	361,856

5,727	Franklin Resources	610,670

4,886	Fulton Financial ▼	46,124

2,300	Hartford Financial Services Group ▼	44,275

19,529	HCC Insurance Holdings ▼	519,667

32,042	Huntington Bancshares ▼	165,978

5,430	Invesco	108,980

33,488	JPMorgan Chase	1,164,043

511	Kemper	13,741

10,278	Lincoln National ▼	195,796

6,982	Loew’s	277,185

4,303	M&T Bank	327,501

2,961	Marsh & McLennan	90,666

2,737	MetLife	96,233

2,018	NASDAQ OMX Group —	50,551

2,644	Northern Trust	107,003

4,916	NYSE Euronext	130,618

6,908	PNC Financial Services Group	371,029

20,771	Principal Financial Group	535,476

27,485	Progressive	522,490

16,799	Protective Life	312,461

12,350	Prudential Financial	669,370

5,516	Raymond James Financial	167,521

1,654	Reinsurance Group of America	86,388

7,738	State Street ▼	312,538

6,037	T. Rowe Price Group ▼	318,995

8,534	Travelers	497,959

5,110	Validus Holdings	139,810

62,963	Wells Fargo	1,631,371
	Total Financials	20,368,082
	Health Care – 12.0%

17,869	Abbott Laboratories	962,603

Nuveen Investments	53

Portfolio of Investments

Nuveen Quantitative Enhanced Core Equity Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Health Care (continued)

14,108	Aetna	$560,934

1,049	AmerisourceBergen ▼	42,799

10,155	Amgen	581,577

908	Baxter International	49,922

141	Becton, Dickinson & Company	11,030

18,137	Bristol-Myers Squibb	572,948

5,954	Cardinal Health	263,584

6,937	CIGNA	307,587

5,740	Coventry Health Care —	182,589

6,855	Covidien ▼	322,459

15,795	Eli Lilly	586,942

3,970	Gilead Sciences —	165,390

2,005	Humana	170,204

34,500	Johnson & Johnson ▼	2,221,455

794	McKesson	64,751

18,049	Medtronic	627,022

38,850	Merck	1,340,325

607	PerkinElmer ▼	12,547

114,788	Pfizer	2,210,817

3,557	St. Jude Medical	138,723

4,747	Stryker ▼	227,429

2,699	Thermo Fisher Scientific —	135,679

12,864	UnitedHealth Group	617,343

5,931	WellPoint	408,646

3,179	Zimmer Holdings — ▼	167,311
	Total Heath Care	12,952,616
	Industrials – 8.2%

11,890	3M ▼	939,548

1,524	Carlisle Companies	63,581

650	Caterpillar	61,399

1,644	Crane	72,517

18,919	CSX	420,191

3,845	Cummins	382,308

5,299	Danaher ▼	256,207

3,345	Dover ▼	185,748

13,405	Eaton ▼	600,812

7,137	Emerson Electric ▼	343,432

3,272	Equifax	115,011

1,229	Fluor	69,869

12,182	General Dynamics	781,963

55,979	General Electric	935,409

11,013	Honeywell International	577,081

1,412	Hubbell, Class B	84,423

3,526	Illinois Tool Works ▼	171,469

1,093	KBR	30,506

54	Nuveen Investments

Shares	Description ▲	Value

	Industrials (continued)

6,582	Norfolk Southern ▼	$487,002

3,837	Paccar ▼	165,912

5,065	Parker Hannifin	413,051

8,942	Raytheon	395,147

2,260	Rockwell Automation ▼	152,889

1,160	Rockwell Collins ▼	64,763

7,150	Timken	301,158

1,909	Towers Watson, Class A ▼	125,421

5,286	Union Pacific	526,327

2,166	United Technologies ▼	168,905
	Total Industrials	8,892,049
	Information Technology – 17.5%

6,866	Accenture, Class A ▼	413,745

322	Agilent Technologies —	11,936

6,128	Akamai Technologies —	165,088

5,573	Analog Devices ▼	203,805

6,120	Apple —	2,477,254

11,443	Applied Materials	140,978

831	Autodesk —	28,753

19,982	Automatic Data Processing ▼	1,045,658

23,364	AVX	313,311

19,139	Booz Allen Hamilton Holding — ▼	302,588

838	Broadcom, Class A	30,243

51,274	Cisco Systems	950,107

2,795	Cognizant Technology Solutions, Class A —	203,336

16,227	Computer Sciences ▼	510,501

40,576	Corning	579,831

21,861	eBay —	695,836

3,079	Google, Class A —	1,824,738

35,688	Hewlett-Packard	949,658

5,782	IBM ▼	1,067,531

51,509	Intel ▼	1,264,031

685	MasterCard, Class A	237,859

108,373	Microsoft	2,885,973

30,452	Oracle	997,912

12,906	QUALCOMM	665,950

10,248	Texas Instruments ▼	314,921

4,111	Visa, Class A ▼	383,392

350	Western Digital —	9,324

615	Western Union	10,744

13,444	Yahoo! —	210,264
	Total Information Technology	18,895,267
	Materials – 1.8%

607	Albemarle	32,347

1,168	Ashland	61,857

Nuveen Investments	55

Portfolio of Investments

Nuveen Quantitative Enhanced Core Equity Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Materials (continued)

2,990	Cabot Microelectronics	$90,238

4,394	Cliffs Natural Resources ▼	299,759

12,958	Dow Chemical	361,269

11,763	E.I. Du Pont de Nemours ▼	565,447

1,406	Eastman Chemical	55,242

197	Monsanto	14,332

1,840	Mosaic	107,750

4,859	Sealed Air ▼	86,490

4,679	Southern Copper	143,552

4,657	Temple-Inland	148,139
	Total Materials	1,966,422
	Telecommunication Services – 3.3%

84,364	AT&T ▼	2,472,709

29,006	Verizon Communications ▼	1,072,642
	Total Telecommunication Services	3,545,351
	Utilities – 5.6%

4,868	Alliant Energy	198,517

2,384	American Electric Power	93,643

1,863	DTE Energy	97,081

25,380	Duke Energy ▼	518,260

5,868	NextEra Energy	330,955

16,407	NSTAR	739,792

13,489	OGE Energy	697,921

12,752	PG&E	547,061

12,564	Pinnacle West Capital	572,667

32,704	Public Service Enterprise Group ▼	1,102,125

1,493	SCANA	63,124

3,204	Sempra Energy	172,151

6,192	Southern	267,494

3,305	Vectren	93,796

3,065	Wisconsin Energy	99,398

16,573	Xcel Energy	428,412
	Total Utilities	6,022,397
	Total Common Stocks (cost $101,760,652)	105,793,258

Shares	Description ▲	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 39.8%

	Money Market Funds – 39.8%

42,978,792	Mount Vernon Securities Lending Prime Portfolio, 0.200% Ω †	$42,978,792
	Total Investments Purchased with Collateral from Securities Lending (cost $42,978,792)	42,978,792

56	Nuveen Investments

Shares/ Principal Amount (000)	Description ▲	Value

	SHORT-TERM INVESTMENTS – 2.3%

	Money Market Funds – 1.6%

1,766,122	First American Treasury Obligations Fund, Class Z, 0.000% Ω	$1,766,122
	U.S. Treasury Obligations – 0.7%

	U.S. Treasury Bills ☐

$750	0.022%, 03/01/2012	749,944
	Total Short-Term Investments (cost $2,516,084)	2,516,066
	Total Investments (cost $147,255,528) – 140.1%	151,288,116
	Other Assets Less Liabilities – (40.1)% ¯	(43,282,059)
	Net Assets – 100.0%	$108,006,057

Investments in Derivatives at October 31, 2011

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation
S&P 500 Index	Long	7	12/11	$2,186,275	$71,822

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

■	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is the annualized effective yield as of October 31, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

¯	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives at October 31, 2011.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	57

Portfolio of Investments

Nuveen Tactical Market Opportunities Fund

(formerly known as First American Tactical Opportunities Fund)

October 31, 2011

Shares	Description ▲	Value
	EXCHANGE TRADED FUNDS – 25.2%

49,000	iShares Barclays 1-3 Year Credit Bond Fund	$5,130,790

34,500	iShares iBoxx High Yield Corporate Bond Fund	3,080,160

16,000	iShares S&P U.S. Preferred Stock Index Fund	596,960

64,000	Market Vectors Emerging Markets Local Currency Bond	1,656,960

48,000	Market Vectors High Yield Municipal Index	1,431,840

31,000	Market Vectors Russia	944,260

18,000	PowerShares ETF Trust II Senior Loan Portfolio	432,000

1,200	SPDR S&P Global Natural Resources	63,036
	Total Exchange-Traded Funds (cost $13,386,978)	13,336,006

Principal Amount (000)	Description ▲	Value
	CORPORATE BONDS – 9.8%

	Sovereign – 9.8%

$4,900	Australian Government, 5.750%, 04/15/2012	$5,198,123
	Total Corporate Bonds (cost $5,005,166)	5,198,123

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 9.2%

3,900	U.S. Treasury Bond, 4.500%, 08/15/2039	4,864,033
	Total U.S. Government and Agency Obligations (cost $4,139,381)	4,864,033

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 54.6%

	Money Market Funds – 50.4%

26,652,164	First American Treasury Obligations Fund, 0.000% Ω	$26,652,164
	U.S. Treasury Obligations – 4.2%

	U.S. Treasury Bills ☐

$2,000	0.022%, 03/01/2012	$1,999,852

200	0.025%, 03/08/2012	199,982
$2,200	Total U.S. Treasury Obligations	2,199,834
	Total Short-Term Investments (cost $28,852,023)	28,851,998
	Total Investments (cost $51,383,548) – 98.8%	52,250,160
	Other Assets Less Liabilities – 1.2% ¯	642,649
	Net Assets – 100.0%	$52,892,809

58	Nuveen Investments

Investments in Derivatives at October 31, 2011

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Australian Dollar Currency	Short	(50)	12/11	$(5,265,500)	$(284,548)
Dollar Index	Long	29	12/11	2,212,874	(43,517)
H-Shares Index	Long	17	11/11	1,145,106	82,300
Mini MSCI Emerging Markets Index	Long	26	12/11	1,269,580	8,428
MSCI Taiwan Stock Index	Long	49	11/11	1,310,260	4,350
Nasdaq 100 E-Mini Index	Short	(28)	12/11	(1,319,360)	(41,557)
Nikkei 225 Index	Long	7	12/11	311,150	6,794
Russell 2000 Mini Index	Short	(79)	12/11	(5,840,470)	(364,791)
S&P 500 E-Mini Index	Long	112	12/11	6,996,080	388,119
SGX S&P CNX Nifty Index	Short	(104)	11/11	(1,112,176)	(48,880)
Swiss Market Index	Long	10	12/11	653,224	41,541
U.S. Treasury 2-Year Note	Short	(79)	12/11	(17,402,220)	15,853
					$(235,908)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is the annualized effective yield as of October 31, 2011.

¯	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives at October 31, 2011.

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of Assets & Liabilities (all dollars and shares are rounded to thousands (000), except for per share data)

October 31, 2011

	International	International Select	Quantitative Enhanced Core Equity		Tactical Market Opportunities
Assets
Investments, at value (cost $160,102, $546,678, $101,761 and $22,532, respectively)	$152,930	$533,195	$105,793		$23,398
Investment purchased with collateral from securities lending (at cost, which approximates value)	—	—	42,979		—
Short-term investments (cost $12,982, $50,026, $2,516 and $28,852, respectively)	12,982	50,026	2,516		28,852
Cash denominated in foreign currencies (cost $5,158, $6,460, $– and $343, respectively)	5,142	6,490	—		347
Receivables:
Deposits with brokers for open futures contracts	1,032	4,025	—		200
Dividends	838	977	119		—
Due from broker	—	—	3		—
From Adviser	—	—	—		3
Interest	1	3	—		51
Investments sold	2,826	7,186	—		361
Reclaims	764	528	—		—
Shares sold	13	354	—		1,140
Other assets	46	36	44		27
Total assets	176,574	602,820	151,454		54,379
Liabilities
Cash overdraft	6,206	9,583	—		328
Payables:
Collateral from securities lending program	—	—	42,979		—
Investments purchased	2,398	5,983	—		1,079
Shares redeemed	108	1,079	212		—
Variation margin on futures contracts	358	1,325	55		28
Accrued expenses:
Management fees	635	726	106		—
12b-1 distribution and service fees	7	1	—		1
Other	324	408	96		50
Total liabilities	10,036	19,105	43,448		1,486
Net assets	$166,538	$583,715	$108,006		$52,893
Class A Shares
Net assets	$22,328	$4,388	$164		$3,558
Shares outstanding	2,008	496	8		317
Net asset value per share	$11.12	$8.85	$21.57		$11.22
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$11.80	$9.39	$21.57	(2)	$11.90
Class B Shares
Net assets	$948	N/A	N/A		N/A
Shares outstanding	94	N/A	N/A		N/A
Net asset value and offering price per share	$10.08	N/A	N/A		N/A
Class C Shares
Net assets	$1,987	$717	$108		$475
Shares outstanding	189	82	5		42
Net asset value and offering price per share	$10.51	$8.72	$21.40		$11.17
Class R3 Shares(1)
Net assets	$11	$13	N/A		N/A
Shares outstanding	1	2	N/A		N/A
Net asset value and offering price per share	$11.11	$8.67	N/A		N/A
Class I Shares(1)
Net assets	$141,264	$578,597	$107,734		$48,860
Shares outstanding	12,557	65,237	4,978		4,342
Net asset value and offering price per share	$11.25	$8.87	$21.64		$11.25
Net assets consist of:
Capital paid-in	$148,757	$588,664	$101,412		$50,741
Undistributed (Over-distribution of) net investment income	6,115	7,930	1,945		293
Accumulated net realized gain (loss)	17,385	2,053	545		1,224
Net unrealized appreciation (depreciation)	(5,719)	(14,932)	4,104		635
Net assets	$166,538	$583,715	$108,006		$52,893
Authorized shares	2 billion	2 billion	2 billion		2 billion
Par value per share	$0.0001	$0.0001	$0.0001		$0.0001
N/A –	International Select does not offer Class B Shares. Quantitative Enhanced Core Equity and Tactical Market Opportunities do not offer Class B Shares or Class R3 Shares.
(1) –	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(2) –	Quantitative Enhanced Core Equity does not have a maximum sales charge.

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of Operations (all dollars are rounded to thousands (000))

Year Ended October 31, 2011

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Investment Income
Dividend and interest income from unaffiliated investments (net of foreign tax withheld of $1,730, $1,856, $1 and $–, respectively)	$15,329	$18,570	$3,668	$684
Interest income from affiliated investments(1)	—	—	—	1
Securities lending income	—	—	34	—
Total investment income	15,329	18,570	3,702	685
Expenses
Management fees	6,607	7,776	795	246
12b-1 service fees – Class A(2)	65	13	—	1
12b-1 distribution and service fees – Class B	13	N/A	N/A	N/A
12b-1 distribution and service fees – Class C(2)	24	8	1	1
Administration fees(1)	267	331	78	10
Shareholders’ servicing agent fees and expenses	172	47	22	12
Custodian’s fees and expenses	524	851	55	10
Directors’ fees and expenses	19	20	8	5
Professional fees	33	20	31	30
Shareholders’ reports – printing and mailing expenses	49	70	25	5
Federal and state registration fees	81	57	67	45
Other expenses	23	35	10	7
Total expenses before expense reimbursement	7,877	9,228	1,092	372
Expense reimbursement	(1)	—	(311)	(75)
Net expenses	7,876	9,228	781	297
Net investment income (loss)	7,453	9,342	2,921	388
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	79,230	51,311	11,480	779
Futures contracts	(3,657)	(10,916)	152	440
Redemptions in-kind	—	—	2,330	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(121,678)	(93,469)	(4,840)	754
Futures contracts	8,604	8,253	72	(202)
Net realized and unrealized gain (loss)	(37,501)	(44,821)	9,194	1,771
Net increase (decrease) in net assets from operations	$(30,048)	$(35,479)	$12,115	$2,159
N/A	– International Select, Quantitative Enhanced Core Equity and Tactical Market Opportunities do not offer Class B Shares.
(1)	– For the period November 1, 2010 through December 31, 2010.
(2)	– For the period February 24, 2011 (commencement of operations) through October 31, 2011.

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of Changes in Net Assets (all dollars are rounded to thousands (000))

	International		International Select
	Year Ended 10/31/11	Year Ended 10/31/10	Year Ended 10/31/11	Year Ended 10/31/10
Operations
Net investment income (loss)	$7,453	$5,972	$9,342	$7,381
Net realized gain (loss) from:
Investments and foreign currency	79,230	53,592	51,311	37,076
Futures contracts	(3,657)	(3,993)	(10,916)	(195)
Redemptions in-kind	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(121,678)	5,309	(93,469)	52,323
Futures contracts	8,604	(5,099)	8,253	(7,356)
Net increase (decrease) in net assets from operations	(30,048)	55,781	(35,479)	89,229
Distributions to Shareholders
From net investment income:
Class A	(108)	(112)	(33)	(7)
Class B	—	—	N/A	N/A
Class C	—	—	(1)	—
Class R3(1)	— (2)	—	—	—
Class I(1)	(4,195)	(4,307)	(6,454)	(2,439)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	N/A	N/A
Class C	—	—	—	—
Class R3(1)	—	—	—	—
Class I(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(4,303)	(4,419)	(6,488)	(2,446)
Fund Share Transactions
Proceeds from sale of shares	9,534	31,093	100,110	331,375
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,104	3,022	1,538	709
	12,638	34,115	101,648	332,084
Cost of shares redeemed	(495,221)	(115,559)	(330,484)	(152,308)
Cost of redemptions in-kind	—	—	—	—
Net increase (decrease) in net assets from Fund share transactions	(482,583)	(81,444)	(228,836)	179,776
Net increase (decrease) in net assets	(516,934)	(30,082)	(270,803)	266,559
Net assets at the beginning of period	683,472	713,554	854,518	587,959
Net assets at the end of period	$166,538	$683,472	$583,715	$854,518
Undistributed (Over-distribution of) net investment income at the end of period	$6,115	$4,271	$7,930	$6,281

See accompanying notes to financial statements.

62	Nuveen Investments

	Quantitative Enhanced Core Equity		Tactical Market Opportunities
	Year Ended 10/31/11	Year Ended 10/31/10	Year Ended 10/31/11	Year Ended 10/31/10
Operations
Net investment income (loss)	$2,921	$2,593	$388	$49
Net realized gain (loss) from:
Investments and foreign currency	11,480	18,592	779	86
Futures contracts	152	88	440	(22)
Redemptions in-kind	2,330	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(4,840)	2,535	754	117
Futures contracts	72	234	(202)	(34)
Net increase (decrease) in net assets from operations	12,115	24,042	2,159	196
Distributions to Shareholders
From net investment income:
Class A(3)	(3)	(3)	—	—
Class B	N/A	N/A	N/A	N/A
Class C(3)	(1)	—	—	—
Class R3(1)	N/A	N/A	N/A	N/A
Class I(1)	(2,864)	(2,274)	(155)	—
From accumulated net realized gains:
Class A(3)	—	—	—	—
Class B	N/A	N/A	N/A	N/A
Class C(3)	—	—	—	—
Class R3(1)	N/A	N/A	N/A	N/A
Class I(1)	—	—	(47)	—
Decrease in net assets from distributions to shareholders	(2,868)	(2,277)	(202)	—
Fund Share Transactions
Proceeds from sale of shares	9,840	76,687	33,828	27,104
Proceeds from shares issued to shareholders due to reinvestment of distributions	878	901	158	—
	10,718	77,588	33,986	27,104
Cost of shares redeemed	(97,607)	(42,197)	(10,350)	—
Cost of redemptions in-kind	(17,935)	—	—	—
Net increase (decrease) in net assets from Fund share transactions	(104,824)	35,391	23,636	27,104
Net increase (decrease) in net assets	(95,577)	57,156	25,593	27,300
Net assets at the beginning of period	203,583	146,427	27,300	—
Net assets at the end of period	$108,006	$203,583	$52,893	$27,300
Undistributed (Over-distribution of) net investment income at the end of period	$1,945	$1,951	$293	$52
N/A –	International Select does not offer Class B Shares. Quantitative Enhanced Core Equity and Tactical Market Opportunities do not offer Class B Shares and Class R3 Shares.
(1) –	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(2) –	Amount rounds to less than $1,000.
(3) –	Tactical Market Opportunities did not offer Class A Shares and Class C Shares prior to February 24, 2011.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERNATIONAL
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (5/94)
2011	$11.62	$.10	$(.55)	$(.45)	$(.05)	$—	$(.05)	$11.12
2010	10.78	.07	.81	.88	(.04)	—	(.04)	11.62
2009	8.68	.09	2.09	2.18	(.08)	—	(.08)	10.78
2008	17.15	.26	(7.14)	(6.88)	(.14)	(1.45)	(1.59)	8.68
2007	14.80	.15	2.59	2.74	(.13)	(.26)	(.39)	17.15
Class B (3/95)
2011	$10.57	$.01	$(.50)	$(.49)	$—	$—	$—	$10.08
2010	9.84	(.02)	.75	.73	—	—	—	10.57
2009	7.92	.02	1.90	1.92	—	—	—	9.84
2008	15.78	.14	(6.52)	(6.38)	(.03)	(1.45)	(1.48)	7.92
2007	13.65	.03	2.39	2.42	(.03)	(.26)	(.29)	15.78
Class C (9/01)
2011	$11.03	$.01	$(.53)	$(.52)	$—	$—	$—	$10.51
2010	10.26	(.02)	.79	.77	—	—	—	11.03
2009	8.25	.02	1.99	2.01	—	—	—	10.26
2008	16.36	.15	(6.79)	(6.64)	(.02)	(1.45)	(1.47)	8.25
2007	14.13	.03	2.48	2.51	(.02)	(.26)	(.28)	16.36
Class R3 (4/94)(e)
2011	$11.61	$.07	$(.54)	$(.47)	$(.03)	$—	$(.03)	$11.11
2010	10.78	.04	.82	.86	(.03)	—	(.03)	11.61
2009	8.67	.07	2.11	2.18	(.07)	—	(.07)	10.78
2008	17.17	.19	(7.10)	(6.91)	(.14)	(1.45)	(1.59)	8.67
2007	14.81	.10	2.61	2.71	(.09)	(.26)	(.35)	17.17
Class I (4/94)(e)
2011	$11.78	$.14	$(.59)	$(.45)	$(.08)	$—	$(.08)	$11.25
2010	10.92	.10	.83	.93	(.07)	—	(.07)	11.78
2009	8.81	.11	2.12	2.23	(.12)	—	(.12)	10.92
2008	17.38	.30	(7.24)	(6.94)	(.18)	(1.45)	(1.63)	8.81
2007	14.99	.19	2.62	2.81	(.16)	(.26)	(.42)	17.38

64	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

(3.93)%	$22,328	1.46%	.84%	1.46%	.84%	72%
8.21	26,698	1.59	.51	1.48	.62	56
25.29	27,995	1.59	.90	1.49	1.00	231
(43.82)	25,342	1.54	1.87	1.49	1.92	18
18.92	56,705	1.53	.93	1.49	.97	14

(4.64)%	$948	2.21%	.08%	2.21%	.08%	72%
7.42	1,497	2.34	(.26)	2.23	(.15)	56
24.24	1,976	2.34	.13	2.24	.23	231
(44.19)	2,499	2.29	1.11	2.24	1.16	18
18.05	6,668	2.28	.18	2.24	.22	14

(4.71)%	$1,987	2.21%	.10%	2.21%	.10%	72%
7.50	2,607	2.34	(.25)	2.23	(.14)	56
24.36	3,269	2.34	.14	2.24	.24	231
(44.21)	3,232	2.29	1.15	2.24	1.20	18
18.09	7,173	2.28	.16	2.24	.20	14

(4.10)%	$11	1.68%	.59%	1.68%	.59%	72%
7.94	6	1.84	.27	1.73	.38	56
25.39	5	1.84	.63	1.74	.73	231
(43.94)	2	1.79	1.35	1.74	1.40	18
18.66	4	1.78	.56	1.74	.60	14

(3.90)%	$141,264	1.21%	1.17%	1.21%	1.17%	72%
8.52	652,664	1.34	.76	1.23	.87	56
25.68	680,309	1.34	1.15	1.24	1.25	231
(43.68)	658,276	1.29	2.14	1.24	2.19	18
19.23	1,670,810	1.28	1.17	1.24	1.21	14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERNATIONAL SELECT
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/06)
2011	$9.54	$.09	$(.72)	$(.63)	$(.06)	$—	$(.06)	$8.85
2010	8.48	.06	1.02	1.08	(.02)	—	(.02)	9.54
2009	6.53	.07	2.00	2.07	(.12)	—	(.12)	8.48
2008	12.15	.15	(5.52)	(5.37)	(.06)	(.19)	(.25)	6.53
2007(f)	10.00	.09	2.07	2.16	(.01)	—	(.01)	12.15
Class C (12/06)
2011	$9.43	$.02	$(.72)	$(.70)	$(.01)	$—	$(.01)	$8.72
2010	8.42	.01	1.00	1.01	—	—	—	9.43
2009	6.46	.03	1.97	2.00	(.04)	—	(.04)	8.42
2008	12.07	.09	(5.48)	(5.39)	(.03)	(.19)	(.22)	6.46
2007(f)	10.00	.03	2.04	2.07	—	—	—	12.07
Class R3 (12/06)(e)
2011	$9.48	$.10	$(.91)	$(.81)	$—	$—	$—	$8.67
2010	8.42	.05	1.01	1.06	—	—	—	9.48
2009	6.52	.09	1.94	2.03	(.13)	—	(.13)	8.42
2008	12.12	.08	(5.46)	(5.38)	(.03)	(.19)	(.22)	6.52
2007(f)	10.00	.07	2.06	2.13	(.01)	—	(.01)	12.12
Class I (12/06)(e)
2011	$9.57	$.12	$(.74)	$(.62)	$(.08)	$—	$(.08)	$8.87
2010	8.49	.09	1.02	1.11	(.03)	—	(.03)	9.57
2009	6.55	.08	2.01	2.09	(.15)	—	(.15)	8.49
2008	12.17	.17	(5.52)	(5.35)	(.08)	(.19)	(.27)	6.55
2007(f)	10.00	.13	2.05	2.18	(.01)	—	(.01)	12.17

66	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

(6.70)%	$4,388	1.46%		.96%	1.46%		.96%		59%
12.72	5,530	1.62		.56	1.49		.69		47
32.32	3,029	1.76		.77	1.49		1.04		64
(45.00)	1,904	1.70		1.31	1.49		1.52		63
21.58	3,228	1.89	*	.55 *	1.49	*	.95	*	45

(7.45)%	$717	2.21%		.21%	2.21%		.21%		59%
12.00	816	2.37		(.05)	2.24		.08		47
31.43	244	2.51		.13	2.24		.40		64
(45.39)	226	2.45		.71	2.24		.92		63
20.75	287	2.64	*	(.10 )*	2.24	*	.30	*	45

(8.54)%	$13	1.67%		1.02%	1.67%		1.02%		59%
12.59	7	1.87		.40	1.74		.53		47
31.99	19	2.01		1.03	1.74		1.30		64
(45.10)	48	1.95		.69	1.74		.90		63
21.27	17	2.14	*	.37 *	1.74	*	.77	*	45

(6.60)%	$578,597	1.21%		1.23%	1.21%		1.23%		59%
13.14	848,165	1.37		.85	1.24		.98		47
32.68	584,667	1.51		.90	1.24		1.17		64
(44.86)	249,805	1.45		1.51	1.24		1.72		63
21.78	343,161	1.64	*	.96 *	1.24	*	1.36	*	45

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(f)	For the period December 21, 2006 (commencement of operations) through October 31, 2007.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

QUANTITATIVE ENHANCED CORE EQUITY
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (7/07)
2011	$20.50	$.31	$1.02	$1.33	$(.26)	$—	$(.26)	$21.57
2010	18.01	.25	2.48	2.73	(.24)	—	(.24)	20.50
2009	16.56	.31	1.29	1.60	(.15)	—	(.15)	18.01
2008	26.90	.40	(10.21)	(9.81)	(.29)	(.24)	(.53)	16.56
2007(f)	25.00	.06	1.91	1.97	(.07)	—	(.07)	26.90
Class C (7/07)
2011	$20.50	$.12	$1.06	$1.18	$(.28)	$—	$(.28)	$21.40
2010	17.91	.08	2.51	2.59	—	—	—	20.50
2009	16.51	.24	1.24	1.48	(.08)	—	(.08)	17.91
2008	26.88	.23	(10.20)	(9.97)	(.16)	(.24)	(.40)	16.51
2007(f)	25.00	.02	1.90	1.92	(.04)	—	(.04)	26.88
Class I (7/07)(e)
2011	$20.57	$.37	$1.03	$1.40	$(.33)	$—	$(.33)	$21.64
2010	18.04	.29	2.51	2.80	(.27)	—	(.27)	20.57
2009	16.57	.35	1.29	1.64	(.17)	—	(.17)	18.04
2008	26.90	.44	(10.20)	(9.76)	(.33)	(.24)	(.57)	16.57
2007(f)	25.00	.11	1.87	1.98	(.08)	—	(.08)	26.90

68	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

6.50%	$164	.86%		1.25%		.70%		1.41%		159%
15.24	253	.93		1.05		.70		1.28		142
9.87	243	1.01		1.62		.69		1.94		75
(37.08)	118	1.18		1.29		.70		1.77		153
7.89	131	1.40	*	.21	*	.70	*	.91	*	55

5.76%	$108	1.61%		.40%		1.45%		.56%		159%
14.46	14	1.68		.20		1.45		.43		142
9.05	4	1.76		1.25		1.44		1.57		75
(37.58)	10	1.93		.51		1.45		.99		153
7.69	15	2.15	*	(.47	)*	1.45	*	.23	*	55

6.79%	$107,734	.63%		1.50%		.45%		1.68%		159%
15.61	203,316	.68		1.27		.45		1.50		142
10.13	146,180	.76		1.87		.44		2.19		75
(36.93)	89,270	.93		1.51		.45		1.99		153
7.93	48,745	1.15	*	1.03	*	.45	*	1.73	*	55

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class I Shares.
(f)	For the period July 31, 2007 (commencement of operations) through October 31, 2007.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

TACTICAL MARKET OPPORTUNITIES
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (2/11)
2011(e)	$10.59	$.04		$.59	$.63	$—	$—	$—	$11.22
Class C (2/11)
2011(e)	$10.59	$—	*	$.58	$.58	$—	$—	$—	$11.17
Class I (12/09)(f)
2011	$10.62	$.14		$.59	$.73	$(.08)	$(.02)	$(.10)	$11.25
2010(g)	10.00	.02		.60	.62	—	—	—	10.62

70	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

6.61%	$3,558	1.67	%**	.06	%**	1.19	%**	.54%		177%

5.87%	$475	2.31	%**	(.37	)%**	1.94	%**	—	%***	177%

6.95%	$48,860	1.18%		1.01%		.94%		1.25%		177%
6.20	27,300	4.14	**	(1.83	)**	.92	**	1.39	**	156

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period February 24, 2011 (commencement of operations) through October 31, 2011.
(f)	Effective January 18, 2011, Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class I Shares.
(g)	For the period December 30, 2009 (commencement of operations) through October 31, 2010.
*	Rounds to less than $.01 per share.
**	Annualized.
***	Annualized expense ratio rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	71

Notes to Financial Statements (all dollars and shares are rounded to thousands (000))

1. General Information and Significant Accounting Policies

General Information

On July 28, 2010, U.S. Bancorp, the indirect parent company of FAF Advisors, Inc. (“FAF Advisors”) known as U.S. Bancorp Asset Management, Inc. (“USBAM”) effective January 1, 2011, entered into an agreement to sell a portion of FAF Advisors’ asset management business to Nuveen Investments, Inc. (“Nuveen”). Included in the sale was the part of FAF Advisors’ asset management business that advises the funds included in this report. The sale closed on December 31, 2010 (the “Sale”).

In connection with the Sale, the funds’ Board of Directors was asked to consider and approve new investment advisory agreements for the funds with Nuveen Asset Management, a wholly-owned subsidiary of Nuveen. The new investment advisory agreements for each fund were submitted to the funds’ shareholders for approval and took effect on January 1, 2011. Effective January 1, 2011, the funds’ adviser, Nuveen Asset Management, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the funds’ sub-adviser, and the funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the fund from each fund’s management fee.

There was no change in the funds’ investment objectives or policies as a result of the Sale. The Sale did result in a change to each fund’s name effective January 1, 2011.

Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors were renamed Class R3 Shares and Class I Shares, respectively.

Effective May 15, 2011, Nuveen Quantitative Large Cap Core Fund is known as Nuveen Quantitative Enhanced Core Equity Fund.

The funds’ Board of Directors also approved new distribution agreements with Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen. Effective April 30, 2011, Nuveen Investments, LLC changed its name to Nuveen Securities, LLC.

First American Investment Funds, Inc., known as Nuveen Investment Funds, Inc. effective April 4, 2011 (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen International Fund (“International”) formerly known as First American International Fund, Nuveen International Select Fund (“International Select”) formerly known as First American International Select Fund, Nuveen Quantitative Enhanced Core Equity Fund (“Quantitative Enhanced Core Equity”) formerly known as Nuveen Quantitative Large Cap Core Fund and First American Quantitative Large Cap Core Fund and Nuveen Tactical Market Opportunities Fund (“Tactical Market Opportunities”) formerly known as First American Tactical Market Opportunities Fund (each a “Fund” and collectively, the “Funds”), among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

International’s investment objective is long-term growth of capital. Under normal market conditions, the Fund invests primarily in equity securities that trade in U.S. or foreign markets, depositary receipts representing shares of foreign issuers, and exchange traded funds and other investment companies that provide exposure to foreign issuers. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

International Select’s investment objective is long-term growth of capital. Under normal market conditions, the Fund invests primarily in equity securities of foreign issuers that trade in U.S. or foreign markets, depositary receipts representing shares of foreign issuers, and exchange traded funds and other investment companies that provide exposure to foreign issuers.

Quantitative Enhanced Core Equity’s investment objective is to provide, over the long-term, a total return that exceeds the total return of the Standard & Poor’s 500 ® Index (“S&P 500 Index”). Under normal market conditions, the Fund invests at least 80% of net assets plus the amount of any borrowings for investment purposes in common stocks of large-capitalization companies within the same market capitalization range of companies in the S&P 500 Index. The Fund may also buy and sell stock index futures contracts.

Tactical Market Opportunities’ investment objective is to earn a positive total return over a reasonable period of time, regardless of market conditions. Under normal market conditions, the Fund will seek to outperform the Merrill Lynch 3 Month Treasury Bill Index (the “Treasury Bill Index”) by 400 basis points, or 4%, on an annualized basis. The Fund seeks to outperform the Treasury Bill Index over a reasonable period of time. The Fund seeks to achieve its objective by investing in U.S. international and emerging market equity and debt securities (including high yield debt securities), commodities, currencies, high quality, short-term debt securities and money market funds. The Fund also gains exposure to these assets classes by investing in exchange traded funds (“ETFs”) and derivative instruments such as options; futures contracts, including futures on equity and commodities indices, interest rate and currency futures; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return, currency and credit default swaps; and options on the foregoing types of swap agreements.

Each Fund also may invest in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

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Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which generally represents a transfer from a Level 1 to a Level 2 security.

The Exchange-Traded Funds (“ETFs”) in which the Funds invests are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Futures contracts are generally classified as Level 1.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset value (NAV) is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund’s Board of Directors. These securities are generally classified as Level 2 or Level 3.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

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Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for each Fund. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, securities sold short, foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (depreciation) of foreign currency exchange contracts, futures, options purchased, options written and swap contracts, respectively” on the Statement of Operations, when applicable.

Futures Contracts

Each Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

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Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended October 31, 2011, International and International Select invested in equity, fixed income and currency futures contracts, which were used as an overlay strategy to adjust the exposures created by the Funds’ multi-manager framework so that each Fund overall had the desired exposures to key markets. These Funds’ long and short futures contracts were used to implement various tactical market and hedging strategies. Quantitative Enhanced Core Equity invested in S&P 500 Index futures contracts, which were used to convert cash into the equivalent of an S&P 500 Index holding in order to minimize any tracking error to the Fund’s benchmark index resulting from cash flow activity and for tactical portfolio management positioning. Tactical Market Opportunities invested in equity, fixed income and currency futures contracts, which were used as part of the management of the Fund. This Fund’s long and short futures contracts were used to implement various absolute return, tactical market and hedging strategies.

The average number of futures contracts outstanding during the fiscal year ended October 31, 2011, for each Fund, were as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Average number of futures contracts outstanding*	5,367	6,263	6	384
*	The average number of outstanding contracts is calculated based on the outstanding number of contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contracts activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Interfund Lending Program

During the period November 1, 2010 through December 31, 2010, pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies in the First American Funds family, were allowed to participate in an interfund lending program. This program provided an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating funds. The Funds did not have any interfund lending transactions during the period November 1, 2010 through December 31, 2010. The exemptive order terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Fund’s policy is to receive collateral from the borrower in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. If the value of the securities on loan increases, [such that the level of collateralization falls below 102%], additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and

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Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”) serves as the securities lending agent for the Funds in transactions involving the lending of portfolio securities on behalf of the Funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the SEC.

During the fiscal year ended October 31, 2011, U.S. Bank, as the securities lending agent, received fees that equaled up to 25% of each Fund’s net income from securities lending transactions through December 31, 2010, and 20% of such net income thereafter. U.S. Bank paid half of such fees to USBAM for certain securities lending services provided by USBAM. Collateral for securities on loan was invested in a money market fund administered by USBAM, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities. USBAM also received an administration fee equal to .02% of each Fund’s average daily net assets invested in the money market fund.

Income from securities lending, net of fees paid to U.S. Bank, is recognized on the Statement of Operations as “Securities lending income.” Securities lending fees paid to U.S. Bank by each Fund during the fiscal year ended October 31, 2011, were as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Securities lending fees paid	$—	$—	$9	$—

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of October 31, 2011:

International	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$146,223	$—	$—	$146,223
Exchange-Traded Funds	6,693	—	—	6,693
Rights	14	—	—	14
Short-Term Investments	4,511	8,471	—	12,982
Derivatives:
Futures Contracts**	1,428	—	—	1,428
Total	$158,869	$8,471	$—	$167,340
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

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International Select	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$502,338	$—	$1,117		$503,455
Exchange-Traded Funds	29,708	—	—		29,708
Rights	32	—	—		32
Short-Term Investments	21,253	28,773	—		50,026
Derivatives:
Futures Contracts**	(1,467)	—	—		(1,467)
Total	$551,864	$28,773	$1,117		$581,754

Quantitative Enhanced Core Equity	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$105,793	$—	$—	***	$105,793
Money Market Funds****	42,979	—	—		42,979
Short-Term Investments	1,766	750	—		2,516
Derivatives:
Futures Contracts**	72	—	—		72
Total	$150,610	$750	$—	***	$151,360

Tactical Market Opportunities	Level 1	Level 2	Level 3		Total
Investments:
Exchange-Traded Funds	$13,336	$—	$—		$13,336
Corporate Bonds	—	5,198	—		5,198
U.S. Government & Agency Obligations	—	4,864	—		4,864
Short-Term Investments	26,652	2,200	—		28,852
Derivatives:
Futures Contracts**	(236)	—	—		(236)
Total	$39,752	$12,262	$—		$52,014
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Level 3 security has a market value of zero.
****	Represents the Fund’s investments purchased with collateral from securities lending.

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

	International Select Level 3 Common Stocks	Quantitative Enhanced Core Equity Level 3 Common Stocks
Balance at the beginning of year	$1,507	$—	***
Gains (losses):
Net realized gains (losses)	179	—
Net change in unrealized appreciation (depreciation)	(389)	—
Purchases at cost	—	—
Sales at proceeds	(340)	—
Net discounts (premiums)	—	—
Transfers in to	1,117	—
Transfers out of	(957)	—
Balance at the end of year	$1,117	$—	***
Change in net unrealized appreciation (depreciation) during the year of Level 3 securities held as of October 31, 2011	$159	$—	***
***	Level 3 security has a market value of zero.

During the fiscal year ended October 31, 2011, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

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Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

The following tables present the fair value of all derivative instruments held by the Funds as of October 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

International
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivative		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$3,221	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$1,793

International Select
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivative		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$5,924	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$6,667
Foreign Currency Exchange Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	—	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	724
Total			$5,924		$7,391

Quantitative Enhanced Core Equity
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivative		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$72	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$—

Tactical Market Opportunities
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivative		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$531	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$498
Foreign Currency Exchange Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	—	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	285
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	16	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	—
Total			$547		$783
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Risk Exposure
Equity	$7,354	$(6,852)	$152	$583
Foreign Currency Exchange Rate	(4,303)	(4,064)	—	(170)
Interest Rate	(6,708)	—	—	27
Total	$(3,657)	$(10,916)	$152	$440

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Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Risk Exposure
Equity	$4,799	$5,303	$72	$64
Foreign Currency Exchange Rate	3,805	2,950	—	(285)
Interest Rate	—	—	—	19
Total	$8,604	$8,253	$72	$(202)

4. Fund Shares

Transactions in Fund shares were as follows:

	International
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	156	$1,889	211	$2,352
Class B	1	8	6	67
Class C	10	108	21	235
Class R3 (1)	—	5	1	1
Class I (1)	611	7,524	2,499	28,438
Shares issued to shareholders due to reinvestment of distributions:
Class A	8	99	9	103
Class B	—	—	—	—
Class C	—	—	—	—
Class R3 (1)	—	—	—	—
Class I (1)	245	3,005	251	2,919
	1,031	12,638	2,998	34,115
Shares redeemed:
Class A	(453)	(5,470)	(520)	(5,764)
Class B	(49)	(534)	(65)	(667)
Class C	(57)	(629)	(104)	(1,100)
Class R3 (1)	—	—	—	—
Class I (1)	(43,703)	(488,588)	(9,647)	(108,028)
	(44,262)	(495,221)	(10,336)	(115,559)
Net increase (decrease)	(43,231)	$(482,583)	(7,338)	$(81,444)

	International Select
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	128	$1,262	352	$3,042
Class C	10	102	62	561
Class R3 (1)	2	16	1	2
Class I (1)	10,212	98,730	36,745	327,770
Shares issued to shareholders due to reinvestment of distributions:
Class A	3	28	1	5
Class C	—	1	—	—
Class R3 (1)	—	—	—	—
Class I (1)	152	1,509	78	704
	10,507	101,648	37,239	332,084
Shares redeemed:
Class A	(214)	(2,113)	(131)	(1,140)
Class C	(15)	(145)	(4)	(38)
Class R3 (1)	(1)	(8)	(2)	(15)
Class I (1)	(33,796)	(328,218)	(17,034)	(151,115)
	(34,026)	(330,484)	(17,171)	(152,308)
Net increase (decrease)	(23,519)	$(228,836)	20,068	$179,776
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Nuveen Investments	79

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

	Quantitative Enhanced Core Equity
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2	$47	2	$52
Class C	4	108	1	10
Class I (1)	441	9,685	3,897	76,625
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	2	—	2
Class C	—	1	—	—
Class I (1)	40	875	46	899
	487	10,718	3,946	77,588
Shares redeemed:
Class A	(6)	(153)	(4)	(76)
Class C	—	(12)	—	—
Class I (1)	(4,517)	(97,442)	(2,159)	(42,121)
Class I (1) -in-kind	(871)	(17,935)	—	—
	(5,394)	(115,542)	(2,163)	(42,197)
Net increase (decrease)	(4,907)	$(104,824)	1,783	$35,391

	Tactical Market Opportunities
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	330	$3,676	—	$—
Class C	42	469	—	—
Class I (1)	2,710	29,683	2,571	27,104
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class I (1)	15	158	—	—
	3,097	33,986	2,571	27,104
Shares redeemed:
Class A	(13)	(146)	—	—
Class C	—	—	—	—
Class I (1)	(954)	(10,204)	—	—
	(967)	(10,350)	—	—
Net increase (decrease)	2,131	$23,636	2,571	$27,104
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Class B Shares that converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the fiscal years ended October 31, 2011 and October 31, 2010, were as follows:

Fund	Year Ended 10/31/11	Year Ended 10/31/10
International	23	39

80	Nuveen Investments

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions, where applicable) during the fiscal year ended October 31, 2011, were as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Purchases:
Investment securities	$417,588	$409,824	$270,699	$27,017
U.S. Government obligations	—	—	—	5,274

Sales and maturities:
Investment securities	849,426	629,468	373,684	24,049
U.S. Government obligations	—	—	—	4,221

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Cost of investments	$173,638	$602,475	$148,220	$51,426
Gross unrealized:
Appreciation	$11,268	$43,505	$7,280	$1,166
Depreciation	(18,994)	(62,759)	(4,212)	(342)
Net unrealized appreciation (depreciation) of investments	$(7,726)	$(19,254)	$3,068	$824

Permanent differences, primarily due to the redemption in-kind, tax equalization, REIT adjustments, foreign currency reclassifications and investments in passive foreign investment companies, resulted in reclassifications amount the Funds’ components of net assets at October 31, 2011, as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Capital paid-in	$51,556	$6,812	$5,390	$—
Undistributed (Over-distribution) of net investment income	(1,304)	(1,205)	(60)	7
Accumulated net realized gain (loss)	(50,252)	(5,607)	(5,330)	(7)

The tax components of undistributed net ordinary income and net long-term capital gains at October 31, 2011, the Funds’ tax year end, were as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Undistributed net ordinary income*	$6,143	$7,993	$1,951	$1,123
Undistributed net long-term capital gains	19,357	6,306	1,581	396
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Nuveen Investments	81

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

The tax character of distributions paid during the Funds’ tax years ended October 31, 2011 and October 31, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Distributions from net ordinary income*	$4,303	$6,488	$2,868	$202
Distributions from net long-term capital gains	—	—	—	—

2010	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Distributions from net ordinary income*	$4,419	$2,446	$2,277	$—
Distributions from net long-term capital gains	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.

During the Funds’ tax year ended October 31, 2011, the following Funds utilized their capital loss carryforwards as follows:

	International	International Select	Quantitative Enhanced Core Equity
Utilized capital loss carryforwards	$14,507	$38,754	$7,766
7. Management Fees and Other Transactions with Affiliates

Investment Advisory Fees

During the period November 1, 2010 through December 31, 2010, pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors managed each Fund’s assets and furnished related office facilities, equipment, research, and personnel. The Agreement required each Fund to pay FAF Advisors a monthly advisory fee, on an annual basis, equal to each Fund’s average daily net assets as follows:

Fund	Advisory Fee Rate
International	1.00%
International Select	1.00
Quantitative Enhanced Core Equity	.30
Tactical Market Opportunities	.75

Effective January 1, 2011, pursuant to a new investment advisory agreement (the “New Agreement”), the Funds’ new investment adviser is Nuveen Fund Advisors. Under the New Agreement, each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
For the first $125 million	.8500%	.8500%	.3000%	.6000%
For the next $125 million	.8375	.8375	.2875	.5875
For the next $250 million	.8250	.8250	.2750	.5750
For the next $500 million	.8125	.8125	.2625	.5625
For the next $1 billion	.8000	.8000	.2500	.5500
For net assets over $2 billion	.7750	.7750	.2250	.5250

82	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2011, the complex-level fee rate for each Fund was as follows:

Fund	Rate
International	.1759%
International Select	.1759
Quantitative Enhanced Core Equity	.2000
Tactical Market Opportunities	.1843

The management fee compensates Nuveen Fund Advisors for the overall investment advisory and administrative services and general office facilities it provides for the Funds. Nuveen Fund Advisors is responsible for each Funds overall strategy and asset allocation decisions. Effective January 1, 2011, Nuveen Fund Advisors has entered into a sub-advisory agreement with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser will be compensated for its services to the Funds from the management fees paid to Nuveen Fund Advisors.

During the period November 1, 2010 through December 31, 2010, Altrinsic Global Advisors, LLC (“Altrinsic”) and Hansberger Global Investors, Inc. (“HGI”) served as sub-advisers to International and International Select pursuant to separate sub-advisory agreements with FAF Advisors. Effective January 1, 2011, Altrinsic, HGI, and Lazard Asset Management, LLC (“Lazard”) each continue to serve as investment sub-advisers to International and International Select pursuant to separate sub-advisory agreements with Nuveen Fund Advisors. Each sub-adviser had and continues to have discretion to select portfolio securities for its portion of the respective Fund. Altrinsic, HGI, and Lazard are compensated for their services to the Funds from the management fees paid to Nuveen Fund Advisors.

During the period November 1, 2010 through December 31, 2010, the Funds may have invested in related money market funds that were series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acted as the investment advisor to both the investing Funds and the related money market funds, FAF Advisors reimbursed each investing Fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that was attributable to the assets of the investing Funds. This reimbursement, if any, is recognized as a component of “Expense reimbursement” on the Statement of Operations, and terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

Nuveen Investments	83

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

During the period November 1, 2010 through December 31, 2010, FAF Advisors agreed to waive fees and reimburse other Fund expenses through February 28, 2011 so that total annual Fund operating expenses, excluding indirect fees and expenses incurred through investment in exchange-traded funds and other investment companies, as a percentage of each Fund’s average daily net assets, did not exceed the following amounts:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Class A Shares	1.49%	1.49%	.70%	N/A
Class B Shares	2.24	N/A	N/A	N/A
Class C Shares	2.24	2.24	1.45	N/A
Class R3 Shares (1)	1.74	1.74	N/A	N/A
Class I Shares (1)	1.24	1.24	.45	.95%
Expiration Date	February 28, 2011	February 28, 2011	February 28, 2011	February 28, 2011
N/A -	International Select does not offer Class B Shares. Quantitative Enhanced Core Equity and Tactical Market Opportunities do not offer Class B Shares and Class R3 Shares. Tactical Market Opportunities did not offer Class A Shares and Class C Shares until February 24, 2011.

(1) -	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Effective January 1, 2011, Nuveen Fund Advisors contractually agreed to waive fees and reimburse other Fund expenses of each Fund so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Class A Shares	1.49%	1.49%	.70%	1.20%
Class B Shares	2.24	N/A	N/A	N/A
Class C Shares	2.24	2.24	1.45	1.95
Class R3 Shares (1)	1.74	1.74	N/A	N/A
Class I Shares (1)	1.24	1.24	.45	.95
Expiration Date	February 29, 2012	February 29, 2012	February 29, 2012	February 29, 2012

N/A -	Fund does not offer Class B Shares. Quantitative Enhanced Core Equity and Tactical Market Opportunities do not offer Class B Shares and Class R3 Shares.

(1) -	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

During the period November 1, 2010 through December 31, 2010, independent directors of the Funds may have participated and elected to defer receipt of part or all of their annual compensation under a deferred compensation plan (the “Plan”). Deferred amounts were treated as though equivalent dollar amounts had been invested in shares of selected open-end funds as designated by each director. All amounts in the Plan were 100% vested and accounts under the Plan were obligations of the Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Effective January 1, 2011, independent directors may elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Funds advised by Nuveen Fund Advisors. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Funds advised by Nuveen Fund Advisors.

Administration Fees

During the period November 1, 2010 through December 31, 2010, FAF Advisors served as the Funds’ administrator pursuant to an administration agreement between FAF Advisors and the Funds. U.S. Bancorp Fund Services, LLC (“USBFS”) served as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors was compensated to provide, or compensated other entities to provide, services to the Funds. These services included various legal, oversight, and administrative and accounting services. The Funds paid FAF Advisors administration fees, which were calculated daily and paid monthly, equal to each Fund’s pro rata share of an amount equal, on an annual basis, to .25% of the aggregate average daily net assets of all open-end funds in the First American Funds family up to $8 billion, .235% on the next $17 billion of the aggregate average daily net assets, .22% on the next $25 billion of the aggregate average daily net assets and .20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator were paid from the administration fee. In addition to these fees, the Funds may have reimbursed FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services. Effective January 1, 2011, FAF Advisors and USBFS no longer serve as the Funds’ administrator and sub-administrator, respectively, and the Funds have not entered into any new administration or sub-administration agreements.

Transfer Agent Fees

USBFS serves as the Funds’ transfer agent pursuant to a transfer agent agreement with the Trust. The Funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each Fund based upon the number of accounts within each Fund. In addition to these fees, the Funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

84	Nuveen Investments

Custodian Fees

U.S. Bank serves as the custodian for each Fund other than International and International Select pursuant to a custodian agreement with the Trust. The custodian fee charged for each Fund is equal to an annual rate of 0.005% of average daily net assets. State Street Bank (“SSB”) serves as the custodian for International and International Select pursuant to an agreement with the Trust. International and International Select pay SSB various asset-based fees and transaction charges based on the issuer’s country. All fees are computed daily and paid monthly.

Interest earned on un-invested cash balances is used to reduce a portion of each Fund’s custodian expenses. These credits, if any, are recognized as “Custodian fee credit” on the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the Funds’ custodian expenses.

Distribution and Shareholder Servicing (12b-1) Fees

During the period November 1, 2010 through December 31, 2010, Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, served as the distributor of the Funds pursuant to a distribution agreement with the Trust. Under the distribution agreement, and pursuant to a plan adopted by each Fund under Rule 12b-1 of the Investment Company Act, each Fund paid Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of .25%, 1.00%, 1.00% and .50% of each Fund’s average daily net assets of Class A, Class B, Class C and Class R Shares (renamed Class R3 Shares), respectively. No distribution or shareholder servicing fees were paid by Class Y Shares (renamed Class I Shares). These fees may have been used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities. During the period November 1, 2010 through December 31, 2010, there were no distribution and shareholder servicing fees waived by Quasar.

Effective January 1, 2011, the Funds entered into a distribution agreement with Nuveen Securities LLC, who now serves as the Funds’ distributor. Under the new agreement, Class A Shares continue to incur a .25% annual 12b-1 service fee. Class B and Class C Shares continue to incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class R3 Shares continue to incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares will continue to not be subject to any sales charge or 12b-1 distribution or service fees. Annual distribution and service fees are based on average daily net assets.

During the fiscal year ended October 31, 2011, Quasar and/or Nuveen Securities, LLC. collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Sales charges collected (Unaudited)	$11	$6	$—	$7
Paid to financial intermediaries (Unaudited)	10	5	—	6

Quasar and/or Nuveen Securities, LLC. also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended October 31, 2011, Quasar and/or Nuveen Securities, LLC. compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Commission advances (Unaudited)	$1	$1	$1	$3

All 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by Quasar and/or Nuveen Securities, LLC to compensate for commissions advanced to financial intermediaries. During the fiscal year ended October 31, 2011, Quasar and/or Nuveen Securities, LLC retained such 12b-1 fees as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
12b-1 fees retained (Unaudited)	$10	$3	$1	$1

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Other Fees and Expenses

In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each Fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. During the period November 1, 2010 through December 31, 2010, legal fees and expenses of $4 were paid to a law firm of which an Assistant Secretary of the Funds was a partner.

Nuveen Investments	85

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Contingent Deferred Sales Charges

During the period November 1, 2010 through January 17, 2011, Class A Shares of all the Funds, were sold with an up-front sales charge of 5.50%. Class B Shares were subject to a contingent deferred sales charge (“CDSC”) of up to 5% depending upon the length of time the shares were held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares were subject to a CDSC of 1% for twelve months. Class R Shares (renamed Class R3 Shares) and Class Y Shares (renamed Class I Shares) had no sales charge and were offered only to certain qualifying accounts and qualifying institutional investors, respectively.

Effective January 18, 2011, Class A Shares of the Funds are sold with an up-front sales charge of 5.75% with the exception of Quantitative Enhanced Core Equity. Quantitative Enhanced Core Equity only issues Class A Shares for purchase by certain retirement plans and by qualifying clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their service. Class A Shares of Quantitative Enhanced Core Equity are offered to these investors at their net asset value per share with no up-front sales charge. Class A Share purchases of the Funds continue to be subject to a CDSC of 1% if redeemed within twelve months of purchase. Class B Shares continue to be subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC continues to be reduced to 0% at the end of six years). Class C Shares continue to be subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares and Class I Shares continue to have no sales charge and are offered only to certain qualifying accounts and qualifying institutional investors, respectively.

Quasar and/or Nuveen Securities, LLC also collected and retained CDSC on share redemptions during the fiscal year ended October 31, 2011, as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
CDSC retained (Unaudited)	$2	$1	$—	$—

Affiliated Retirement Plan and Redemptions In-Kind

An affiliated 401(k) plan of FAF Advisors, (the “plan”) previously offered certain funds as investment options to plan participants. As a result of a decision to no longer offer such funds as investment options, certain fund shares held in the plan were redeemed in-kind on December 1, 2010, in the amounts as follows:

Quantitative Enhanced Core Equity	$17,935

In this transaction, the Fund paid redemption proceeds by distributing a proportionate amount of securities in its respective portfolio. Remaining shareholders in the Fund did not recognize any capital gains from the transaction.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

86	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	241
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	241
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	241
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	241
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	241
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	241
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	241

Nuveen Investments	87

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	241
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	241

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	241
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	241
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	241

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Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	241
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	241
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	241
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	241
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	241
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	241

Nuveen Investments	89

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	241
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	241
Jeffery M. Wilson 3/13/56 333 W. Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

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Annual Investment Management Agreement Approval Process

(Unaudited)

A. Background

Prior to January 1, 2011, FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), served as investment adviser to each Fund pursuant to an investment advisory agreement between First American Investment Funds, Inc. (the “Company”) and FAF (the “Prior Advisory Agreement”), and as administrator to each Fund pursuant to an administrative agreement between the Company and FAF (the “Prior Administrative Agreement”). On July 29, 2010, U.S. Bank and FAF entered into a definitive agreement with Nuveen Investments, Inc. (“Nuveen”), Nuveen Asset Management (“NAM”) and certain Nuveen affiliates, whereby NAM would acquire a portion of the asset management business of FAF (the “Transaction”). The acquired business included the assets of FAF used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products (other than the money market business and closed-end funds advised by FAF), including the Funds. In connection with the Transaction, the Board of Directors (the “Prior Board”) serving the Funds as directors at that time (each a “Prior Director” and, collectively, the “Prior Directors”) considered a number of proposals designed to integrate the Funds into the Nuveen family of funds, including the appointment of NAM as investment adviser and Nuveen Investments, LLC as distributor to the Funds. The Prior Board also considered a proposal in connection with an internal restructuring of NAM (the “Restructuring”), for Nuveen Asset Management, LLC (“NAM LLC”), a wholly-owned subsidiary of NAM formed in anticipation of the Restructuring, to serve as sub-advisor for each Fund.

The Prior Board approved a new investment advisory agreement (the “New Advisory Agreement”) for each Fund with NAM and an investment sub-advisory agreement between NAM and NAM LLC (the “NAM Sub-Advisory Agreement”). In addition, for the Nuveen International Fund (formerly known as the International Fund) (the “International Fund”) and the Nuveen International Select Fund (formerly known as the International Select Fund) (the “International Select Fund”) (collectively, the “International Sub-Advised Funds”), the Prior Board approved new investment sub-advisory agreements (each, a “New International Sub-Advisory Agreement”) between NAM and the sub-advisors of such Funds (which included Altrinsic Global Advisors, LLC (for the International Fund and the International Select Fund), Hansberger Global Investors, Inc. (for the International Fund and the International Select Fund) and Lazard Asset Management LLC (for the International Select Fund) (collectively, the “International Fund Sub-Advisors”)), given that the investment sub-advisory agreements for such Funds (the “Prior International Sub-Advisory Agreements”) between FAF and the applicable International Fund Sub-Advisors would automatically terminate upon the completion of the Transaction. At a meeting of the Funds’ stockholders held on December 17, 2010, stockholders of each of the Funds approved the New Advisory Agreement and the NAM Sub-Advisory Agreement and stockholders of the International Sub-Advised Funds approved the applicable New International Sub-Advisory Agreements. In addition, stockholders of the Company’s funds (including the Funds) elected ten directors, including one Prior Director, to the board of directors of the Company (the “New Board”).

On December 31, 2010, the Transaction closed and the New Board (which replaced the Prior Board) took effect. On January 1, 2011, the New Advisory Agreement, the NAM Sub-Advisory Agreement and the New International Sub-Advisory Agreements became effective. In addition, in connection with the Restructuring, NAM has changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The following is a summary of the considerations of the Prior Board, which were set forth in a proxy statement dated November 10, 2010 (the “Proxy Statement”), in approving the New Advisory Agreement and the NAM Sub-Advisory Agreement for all of the Funds and the New International Sub-Advisory Agreements for the International Sub-Advised Funds.

B. Prior Board Considerations

The New Advisory Agreement for each Fund was approved by the Prior Board after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Prior Board authorized the submission of the New Advisory Agreement for consideration by each Fund’s stockholders.

At meetings held in May and June of 2010, the Prior Board was apprised of the general terms of the Transaction and, as a result, began the process of considering the transition of services from FAF to NFA. In preparation for its September 21-23, 2010 meeting, the Prior Board received, in response to a written due diligence request prepared by the Prior Board and its independent legal counsel and provided to NFA and FAF, a significant amount of information covering a range of issues in advance of the meeting. To assist the Prior Board in its consideration of the New Advisory Agreement for each Fund, NFA provided materials and information about, among other things: (1) NFA and its affiliates, including their history and organizational structure, product lines, experience in providing investment advisory, administrative and other services, and financial condition, (2) the nature, extent and quality of services to be provided under the New Advisory Agreement, (3) proposed Fund fees and expenses and comparative information relating thereto, and (4) NFA’s compliance and risk management capabilities and processes. In addition, the Prior Board was provided with a memorandum from independent legal counsel outlining the legal duties of the Prior Board under the Investment Company Act of 1940, as amended (the “1940 Act”). In response to further requests from the Prior Board and its independent legal counsel, NFA and FAF provided additional information to the Prior Board following its September 21-23 meeting.

An additional in-person meeting of the Prior Board to consider the New Advisory Agreement was held on October 7, 2010, at which the members of the Prior Board in attendance, all of whom were not considered to be “interested persons” of the Company as defined in the 1940 Act (the “Independent Prior Directors”), approved the New Advisory Agreement with NFA for each Fund.

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In considering the New Advisory Agreement for each Fund, the Prior Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of services to be rendered to the Funds by NFA, (2) the cost of services to be provided, including Fund expense information, and (3) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale.

In considering the New Advisory Agreement, the Prior Board did not identify any particular information that was all-important or controlling, and each Prior Director may have attributed different weights to the various factors discussed below. Where appropriate, the Prior Directors evaluated all information available to them regarding the Company’s funds on a fund-by-fund basis, and their determinations were made separately with respect to each such fund (including each of the Funds). The Prior Directors, all of whom were Independent Prior Directors, concluded that the terms of the New Advisory Agreement and the fee rates to be paid in light of the services to be provided to each Fund are in the best interests of each Fund, and that the New Advisory Agreement should be approved and recommended to stockholders for approval. In voting to approve the New Advisory Agreement with respect to each Fund, the Prior Board considered in particular the following factors:

Nature, Extent and Quality of Services. In considering approval of the New Advisory Agreement, the Prior Board considered the nature, extent and quality of services to be provided by NFA, including advisory services and administrative services. The Prior Board reviewed materials outlining, among other things, NFA’s organizational structure and business; the types of services that NFA or its affiliates are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and fund product lines offered by NFA. The Prior Board considered that affiliation with a larger fund complex and well-recognized sponsor may result in a broader distribution network, potential economies of scale with respect to other services or fees and broader shareholder services including exchange options.

With respect to personnel, the Prior Board considered information regarding retention plans for current FAF employees who would be offered employment by NFA, and the background and experience of NFA employees who would become portfolio managers as of the closing of the Transaction. The Prior Board also reviewed information regarding portfolio manager compensation arrangements to evaluate NFA’s ability to attract and retain high quality investment personnel.

In evaluating the services of NFA, the Prior Board also considered NFA’s ability to supervise the Funds’ other service providers and, given the importance of compliance, NFA’s compliance program. Among other things, the Prior Board considered the report of NFA’s chief compliance officer regarding NFA’s compliance policies and procedures.

In addition to advisory services, the Prior Board considered the quality of administrative services expected to be provided by NFA and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Prior Board considered that, based on representations from FAF and NFA, the Transaction would allow stockholders to continue their investment in each of the Company’s funds with the same investment objective and principal strategies and, in most cases, the same portfolio management team. In light of the continuity of investment personnel in most cases (with respect to the Company’s funds in the aggregate), the Prior Board considered the historical investment performance of each of the Company’s funds (including each Fund) previously provided during the annual contract renewal process. The Prior Board also considered representations from NFA and FAF that no International Fund Sub-Advisor would change as a result of the Transaction.

Cost of Services Provided by NFA. In evaluating the costs of the services to be provided by NFA under the New Advisory Agreement, the Prior Board received a comparison of each Fund’s annual operating expenses as of June 30, 2010 under the Prior Advisory Agreement and under the New Advisory Agreement, in each case adjusted to reflect a decrease in net assets for certain of the Company’s funds from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction. The Prior Board considered, among other things, that the advisory fee rates and other expenses would change as a result of NFA serving as investment adviser to each Fund. The Prior Board noted that the services provided by NFA under the New Advisory Agreement would include certain administrative services, which services (along with other services) were provided pursuant to the Prior Administrative Agreement and were charged separately from the advisory fee. Accordingly, the Prior Board considered that the fee rates paid under the New Advisory Agreement include bundled investment advisory and administrative fees and thus are higher than the fee rates paid under the Prior Advisory Agreement for most of the Company’s funds, but lower than the combined fee rates paid under the Prior Advisory Agreement and the Prior Administrative Agreement. The Prior Board also noted that certain administrative services provided under the Prior Administrative Agreement would not be provided under the New Advisory Agreement and will be delegated to other service providers. Similarly, certain fees paid by FAF under the Prior Administrative Agreement will not be paid by NFA under the New Advisory Agreement and will be paid directly by the Funds. However, immediately following the closing of the Transaction, the net expense ratio of each Fund was expected to be the same or lower than the Fund’s net expense ratio as of June 30, 2010, adjusted (where applicable) to reflect a decrease in net assets resulting from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction, assuming the Fund’s net assets at the time of the closing of the Transaction were no lower than their adjusted June 30 level. In addition, the Prior Board noted that NFA has committed to certain undertakings to maintain current fee caps and/or to waive fees or reimburse expenses to maintain net management fees at certain levels and Nuveen has represented to the Prior Board that Nuveen and its affiliates will not take any action that imposes an “unfair burden” on any Fund as a result of the Transaction. The Prior Board also considered that fees payable under the New Advisory Agreement include both a fund-level fee and a complex-level fee, and that schedules for the fund-level and complex-level fees contain breakpoints that are based, respectively, on

92	Nuveen Investments

Fund assets and Nuveen complex-wide assets. The Prior Board considered that breakpoints in the fund-level fee allow for the possibility that this portion of the advisory fee could decline in the future if Fund assets were to increase or increase in the future if Fund assets were to decline. The Prior Board also considered that breakpoints in the complex-level fee allow for the possibility that this portion of the advisory fee could decline in the future if complex-wide assets were to increase or increase in the future if complex-wide assets were to decline, regardless, in each case, of whether assets of the particular Fund had increased or decreased.

In considering the compensation to be paid to NFA, the Prior Board also reviewed fee information regarding NFA-sponsored funds, to the extent such funds had similar investment objectives and strategies to the Funds. The Prior Board reviewed information provided by NFA regarding similar funds managed by NFA and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Company’s funds. The Prior Board also compared proposed fee and expense information to the median fees and expenses of comparable funds, using information provided by an independent data service.

In evaluating the compensation, the Prior Board also considered other amounts expected to be paid to NFA by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NFA and its affiliates are expected to receive, that are directly attributable to the management of the Funds.

The Prior Board also considered that the Funds would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing the Proxy Statement.

Economies of Scale. The Prior Board reviewed information regarding potential economies of scale or other efficiencies that might result from the Funds’ potential association with Nuveen. The Prior Board noted that the New Advisory Agreement provides for breakpoints in the Funds’ fund-level and complex-level management fee rates as the assets of the Funds and the assets held by the various registered investment companies sponsored by Nuveen increase, respectively. The Prior Board concluded that the structure of the investment management fee rates, with the breakpoints for the Funds under the New Advisory Agreement, reflected sharing of potential economies of scale with the Funds’ stockholders.

Conclusion. After deliberating in executive session, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, approved the New Advisory Agreement with respect to each Fund, concluding that the New Advisory Agreement was in the best interests of each Fund.

NAM Sub-Advisory Agreement. The Prior Board also approved the NAM Sub-Advisory Agreement between NFA and NAM LLC as a result of the Restructuring expected to occur with NFA. The Prior Board considered that the services to be provided by NAM LLC under the NAM Sub-Advisory Agreement would not result in any material change in the nature or level of investment advisory services or administrative services provided to the Funds. In addition, the portfolio managers will continue to manage the Funds in their capacity as employees of NAM LLC. The Prior Board considered that NFA will pay a portion of the advisory fee it receives from each Fund to NAM LLC for its services as sub-advisor. The Prior Board concluded, based upon the conclusions that the Prior Board reached in connection with the approval of the New Advisory Agreement and after determining that it need not reconsider all of the factors that it had considered in connection with the approval of the New Advisory Agreement, to approve the NAM Sub-Advisory Agreement.

New International Sub-Advisory Agreements. At an in-person meeting held on October 7, 2010, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, considered whether to approve the New International Sub-Advisory Agreements.

The Prior Board considered that completion of the Transaction would result in the termination of the Prior Advisory Agreement for each International Sub-Advised Fund, which would cause each Prior International Sub-Advisory Agreement to automatically terminate upon its terms. In anticipation of the termination of the Prior International Sub-Advisory Agreements, the Prior Board determined that the approval of New International Sub-Advisory Agreements was in the best interests of each International Sub-Advised Fund.

In determining whether to approve New International Sub-Advisory Agreements with respect to each International Sub-Advised Fund, the Prior Board considered representations of FAF and NFA that the Transaction was not expected to impact the nature, extent and quality of services to be provided by the International Fund Sub-Advisors. The Prior Board also considered that the terms of the New International Sub-Advisory Agreements, including the fees payable to the International Fund Sub-Advisors, would not change in any material respect in connection with the Transaction. They considered the sub-advisory fees in light of the changes to the advisory fee and expense structure discussed above, noting that the sub-advisory fee schedules include breakpoints. The Prior Board also considered that the International Sub-Advised Funds would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing the Proxy Statement to stockholders of the International Sub-Advised Funds and related solicitation expenses. The Prior Board considered that it had recently renewed the Prior International Sub-Advisory Agreements pursuant to an extensive annual renewal process that concluded at its June 2010 meeting. The Prior Board also determined that it was appropriate to take into consideration the extensive information received throughout the year regarding performance and operating results of the International Sub-Advised Funds, given the retention of the existing International Fund Sub-Advisors and the continuity of portfolio management expected following the Transaction. The Prior Board concluded, based upon all of these considerations, along with the conclusions the Prior Board reached with respect to the last renewal of each Prior International Sub-Advisory Agreement, that it need not reconsider all of the factors that it would typically consider in connection with an initial contract approval or contract renewal.

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Based upon its evaluation of all information and factors it determined to be relevant to its deliberations, and assisted by the advice of independent legal counsel, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, concluded that the New International Sub-Advisory Agreements between NAM (now NFA) and each International Sub-Advised Fund’s International Fund Sub-Advisors should be approved.

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Notes

Nuveen Investments	95

Notes

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Notes

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Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index: The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Lipper International Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper International Large-Cap Growth Fund Classification. The Lipper International Large-Cap Growth Funds Classification Average contained 247, 181 and 113 funds for the 1-year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Fund Classification. The Lipper Large-Cap Core Funds Classification Average contained 1,081 and 831 funds for the 1-year and since inception periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper Flexible Portfolio Funds Classification Average contained 178 and 137 funds for the 1-year and since inception periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. The Lipper average is not available for direct investment

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

MSCI All Country World Investable Market Index (ex US): The MSCI (Morgan Stanley Capital International) All Country World Investable Market Index (ex US) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indexes comprising 24 developed and 21 emerging market countries. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

98	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Altrinsic Global Advisors, LLC

100 First Stamford Place

Stamford, CT 06902

Hansberger Global Investors, Inc.

401 East Lasolas Blvd.

Suite 1700

Fort Lauderdale, FL 33301

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodians

U.S. Bank National Association

St. Paul, MN

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen International Fund	1.20%	100%
Nuveen International Select Fund	1.26%	99.77%
Nuveen Quantitative Enhanced Core Equity Fund	100%	100%
Nuveen Tactical Market Opportunities Fund	0%	32.00%

Long Term Capital Gain Distributions: The following Funds designate as a long term capital gain dividend, pursuant to Internal Revenue Code Section 852 (b)(3), the amounts shown in the accompanying table, or if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2011:

Fund	Long Term Capital Gain Dividend (in thousands)
Nuveen International Fund	$32,097
Nuveen International Select Fund	6,812
Nuveen Quantitative Enhanced Core Equity Fund	3,070

Foreign Taxes: Nuveen International Fund and Nuveen International Select Fund paid qualifying foreign taxes of $1,597 and $1,731, respectively (in thousands), and earned $14,623 and $18,525 of foreign source income, respectively (in thousands), during the fiscal year ended October 31, 2011. Pursuant to Section 853 of the Internal Revenue Code, Nuveen International Fund and Nuveen International Select Fund hereby designate $0.11 and $0.03 per share as foreign taxes paid, respectively, and $0.98 and $0.28 per share as income earned from foreign sources, respectively, for the fiscal year ended October 31, 2011. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	99

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FQTII-1011D

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation potential.

Annual Report

October 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Large Cap Growth Opportunities Fund	FRGWX	FETBX	FAWCX	FLCYX	FIGWX
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMQBX	FMECX	FMEYX	FISGX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	FROBX	FMPCX	FMPYX	FIMPX

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

December 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These Funds, all former First American equity funds, feature management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

Harold (Hal) Goldstein, Scott Mullinix, CFA, and James (Jim) Diedrich, CFA, are the portfolio managers for the Nuveen Large Cap Growth Opportunities Fund (formerly known as First American Large Cap Growth Opportunities Fund). Hal, who has more than 29 years of financial industry experience, assumed portfolio management responsibilities in 2002. Scott and Jim, who have more than 22 and 27 years of experience, respectively, have been on the management team for the Fund since 2006.

Jim, Hal and Scott are also the portfolio managers for the Nuveen Mid Cap Growth Opportunities Fund (formerly known as First American Mid Cap Growth Opportunities Fund). Jim and Scott assumed portfolio management responsibilities in 2006. Hal has been on the management team of the Fund since 2005.

Rob McDougall, CFA, and Jon Loth, CFA, are the portfolio managers for the Nuveen Small Cap Growth Opportunities Fund (formerly known as First American Small Cap Growth Opportunities Fund). Rob, who has 23 years of financial industry experience, assumed portfolio management responsibilities in 2004. Jon, with 17 years of experience, has been on the management team for the Fund since 2007.

On the following pages, the portfolio management teams for the Funds examine economic and equity market conditions, key investment strategies and the Funds’ performance for the twelve-month period ended October 31, 2011.

What factors affected the U.S. economic and equity market environments during the twelve-month reporting period ended October 31, 2011?

During this period, the U.S. economy’s recovery from recession remained slow. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its November 2011 meeting (shortly after the end of this reporting period), the central bank reaffirmed its opinion that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through mid-2013. The Fed also said that it would continue its program to extend the average maturity of its U.S. Treasury holdings by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery, and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

Nuveen Investments	5

In the third quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.0%, the best growth number since the fourth quarter of 2010 and the ninth consecutive quarter of positive growth. The Consumer Price Index (CPI) rose 3.5% year-over-year as of October 2011, while the core CPI (which excludes food and energy) increased 2.1%, edging just above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Unemployment numbers remained high, as October 2011 marked the seventh straight month with a national jobless number of 9.0% or higher. However, after the reporting period came to a close, the U.S. unemployment rate fell to 8.6% in November 2011. While the dip was a step in the right direction, it was partly due to a number of individuals dropping out of the hunt for work. The housing market also continued to be a major weak spot. For the twelve months ended September 2011 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s/Case-Shiller Index lost 3.6%, with 18 of the 20 major metropolitan areas reporting losses. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

The ongoing economic uncertainty and the continual resurfacing of the European debt issue caused a high degree of volatility in the equity markets. The first half of the period saw dramatic gains for stocks and other risk assets fueled by signs of an improving economy. However, as the summer progressed, markets fell back sharply. For much of August and September, stocks traded lower before staging a comeback in the final month of the period. Over the course of the full reporting period, larger U.S. companies generally had stronger returns than their smaller sized and overseas counterparts.

Nuveen Large Cap Growth Opportunities Fund

How did the Fund perform during the twelve-month period ended October 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2011. The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 1000 Growth Index and outperformed the Lipper classification average over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $3 billion or greater at the time of purchase. We start by identifying what we believe are exceptional growth companies with open-ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is violated, we sell the holding. Although we made individual position changes during the Fund’s fiscal year, our underlying investment strategy remained consistent.

6	Nuveen Investments

The Fund’s performance over the one-year period benefited from strong stock selection in several sectors, including consumer discretionary, industrial, technology and health care. In the consumer discretionary sector, we continued to benefit from our strategic balance between consumer-oriented holdings that target affluent consumers, who continued to spend throughout the recent economic challenges, and those that focus on more value-oriented shoppers. Standouts within this top-performing area of the portfolio included lululemon Athletica, Ralph Lauren, Dollar Tree and Starbucks. Specialty retailer lululemon Athletica, a designer and retailer of yoga-inspired athletic apparel, benefited from strong sales trends as high-end consumers quickly bounced back from the recession and shoppers generally shifted away from large department stores toward specialty retailers. The company reported strong earnings and we believe still has the potential to significantly grow its number of stores. Ralph Lauren, a designer and retailer of higher end apparel and household products, benefited from its continued solid brand presence, margin improvement potential and strong international growth prospects. Dollar Tree, which owns and operates discount variety stores, produced positive earnings per share surprises and strong operating results as its unique business model continued to attract the cash-conscious consumer. Meanwhile, coffee purveyor Starbucks continued to benefit from rapid store growth outside the United States combined with moderate domestic store growth. Starbucks is also experiencing growth in its retail business due to its recent agreement to sell Kuerig single-cup coffee machines and Starbucks-branded K-cup products at its stores.

In the industrials sector, the Fund benefited from a favorable takeout bid for portfolio holding Goodrich, an important components supplier to the commercial aerospace and defense industries, by United Technologies, one of our large, multi-industry holdings. Goodrich holds an attractive position in the fast-growing airplane replacement part industry, as it is the leading supplier of parts for the newest class of aircraft. Within technology, the Fund was rewarded for its position in Teradata, which offers data management and analytical tools to help other companies uncover customer patterns and trends. Its stock gained as companies around the globe attempted to increase their effectiveness through customer data analysis.

In health care, the Fund gained from owning Perrigo, a specialty pharmaceutical company that develops and markets private-label, over-the-counter pharmaceutical and nutritional products. The company continued to benefit from its customers adding more store brands, its overseas growth, its expanding margins and a business model that is generally uncorrelated to economic activity. Perrigo also is capitalizing on the recent increases in the number of prescription drugs migrating to over-the-counter medications and on consumer demand for less expensive, store-branded products.

The Fund’s results in the energy and financial sectors offset the above-mentioned areas of strength. In energy, our underweight position in what was one of the top-performing sectors, along with poor stock selection, hurt results. In terms of stock selection, the Fund was hindered by its lack of exposure to Exxon Mobil. This energy bellwether, which is a large component of the Russell 1000 Growth Index, rose more than the energy segment overall. In addition, three highly cyclical companies within our energy portfolio — Pioneer Natural Resources, Halliburton and CARBO Ceramics — contributed to our underperformance as

Nuveen Investments	7

investors feared they would be the most negatively impacted by rising fears of a global economic slowdown. We continue to own all three companies because of our belief that they will benefit from the increased drilling in shale formations, particularly in the United States. Pioneer Natural Resources is an exploration and production company that has attractive assets in shale acreage and is extracting oil at a favorable cost. CARBO Ceramics is one of the few companies that makes the ceramic proppant used in oil and gas drilling that enhances the recoverability of a shale well. Halliburton produces, services and monitors the horsepower used to drill horizontally into the shale wells and force the proppants into the shaft.

Financials were a weak group all year because of concerns and uncertainty surrounding regulatory changes, capital requirements, credit issues and exposure to European debt. While we were correctly concerned about financials and underweight in the sector, our position in Goldman Sachs fell short of the group. The uncertain regulatory environment, combined with weakened capital markets, has contributed to a fall-off in Goldman’s franchise. Because of our concerns about its long-term economic model, we sold our position during the period.

Along the same line, we eliminated several other stocks from the Fund that violated our growth thesis mentioned earlier. Stocks that we sold generally faced an expected or actual deterioration in their fundamental earnings outlook, the realization or removal of the expected catalyst or excessive valuation. No example was more illustrative than one of our long-term holdings Netflix, the DVD and on-line streaming services company. The company hit a major roadblock during the year after its customers reacted negatively to pricing changes. After Netflix reported disappointing subscriber growth for the first time since we began following the stock, we sold our position. We also eliminated Dick’s Sporting Goods, OpenTable and Vertex Pharmaceuticals from the Fund.

During the fiscal year, we closely followed our investment process and purchased what we believed were exceptional growth companies for which our expectations for growth exceeded consensus expectations. To replace the companies that we sold, we added Whole Foods Market, a prominent retailer of natural and organic foods. We also bought baby nutrition product provider Mead Johnson, which has a strong presence in the fast-growing baby formula industry in China. Also, in health care, we purchased Alexion Pharmaceuticals, a company focused on the discovery, development and commercialization of biologics that target severe, rare and ultra-rare diseases. Alexion, which is seeing strong sales from its lead product Soliris®, also raised its earnings guidance and received FDA approval to use its drug for another rare disease.

Nuveen Mid Cap Growth Opportunities Fund

How did the Fund perform during the twelve-month period ended October 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2011. The Fund’s Class A Shares at net asset value (NAV) outperformed the Russell Midcap Growth Index and the Lipper classification average over the twelve-month period.

8	Nuveen Investments

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations between approximately $350 million and $14 billion at the time of purchase. We start by identifying what we believe are exceptional growth companies with open-ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is violated, we sell the holding. Although we made individual position changes during the Fund’s fiscal year, our underlying investment strategy remained consistent.

The Fund’s outperformance during the fiscal year was primarily the result of strong stock selection in three sectors: consumer discretionary, industrials and consumer staples. In consumer discretionary, the Fund continued to benefit from our strategic balance between consumer-oriented holdings that target affluent consumers, who kept spending throughout the recent economic downturn, and those that focus on more value-oriented shoppers. Four stocks performed particularly well, including Ulta Salon, Ralph Lauren, Dollar Tree and lululemon Athletica. Ulta Salon, a specialty retailer of beauty products, has shown an ability to grow rapidly through new store growth and market share gains while improving operating margins. Ralph Lauren, a designer and retailer of higher end apparel and household products, benefited from its continued solid brand presence, margin improvement potential and strong international growth prospects. Discount variety store operator Dollar Tree produced positive earnings per share surprises and strong operating results as its unique business model continued to attract the cash-conscious consumer. Lululemon Athletica, a designer and retailer of yoga-inspired athletic apparel, continued to benefit from strong sales trends among high-end consumers, market share gains and well-controlled inventories. In addition, we believe lululemon still has the potential to significantly grow its number of stores.

In the industrials sector, one of the Fund’s largest holdings Goodrich — a components supplier to the commercial aerospace and defense industries — benefited from an all-cash takeout bid from United Technologies. Goodrich holds an attractive position in the fast-growing airplane replacement part industry, as it is the leading supplier of parts for the newest class of aircraft. The Fund also was rewarded for its position in Kansas City Southern Railway, the only railroad company that falls into our mid-cap market capitalization range. The company, which operates in ten central corridor states and connects the United States to Mexico, performed better than any other U.S. railroad during the period due to strong volumes and solid pricing power.

In consumer staples, the Fund benefited from positions in Whole Foods and Estee Lauder. Whole Foods, the largest natural and organic grocery store chain in the United States, is continuing to benefit from growth in that industry and market share gains on top of that growth. We also believe the company is very early in its growth profile and has the potential to add many more stores. The Fund’s position in cosmetics and fragrance

Nuveen Investments	9

company Estee Lauder was also a bright spot in staples. The company — which owns prestige brands including Clinique, Origins and Prescriptives — experienced broad-based, top-line growth and higher margin expansion than forecasted as management cut expenses and high-end consumers continued to spend.

Technology and materials were the only areas that slightly detracted from the Fund’s returns during the period. NetApp, the second largest network storage solutions provider in the United States, was the biggest disappointment. We originally owned the company because it was gaining market share in the ever-growing data analysis and storage industry. However, NetApp began to miss its earnings as rival EMC came out with a new product that caused the company to lose market share. Even though we continued to like this industry, we sold our position in NetApp as it violated our growth thesis mentioned earlier. Also in technology, software company Citrix Systems was an underperformer. Citrix Systems provides server and desktop virtualization, networking, software-as-a-service (SaaS) and cloud computing technologies to businesses. Again, the company’s growth rate did not meet our expectations and we sold the Fund’s position.

Two materials companies, iron ore miner Cliffs Natural Resources and coal producer Walter Energy, were negatively impacted by declining commodity costs as slowing global growth lowered demand from emerging markets like China. Walter Energy, which is the largest U.S. producer of high-quality metallurgical coal, also experienced several operational missteps that caused the company to decrease production guidance five times. We sold the Fund’s positions in both Cliffs Natural Resources and Walter Energy prior to the end of the period.

Along the same line, we eliminated several other stocks from the Fund that violated our growth thesis as they faced current and/or future earnings pressures. In addition to NetApp and Citrix Solutions mentioned above, we also sold technology firms Akamai and Dolby Laboratories. Akamai is a content delivery network provider that helps companies enhance their customers’ web experiences. We expected to see Akamai’s business and margins increase with the movement toward high definition, which dramatically increases the volume over computer networks. However, Akamai appeared to be losing market share as it lost one of its biggest customers. We also sold Dolby Laboratories, which provides audio solutions for a number of electronic devices such as stereos, televisions and computers. We were concerned about the company’s margins due to slowing television sales and a growing shift from desktops to tablets. Tablets often do not include Dolby’s products and, when they do, are not as profitable for the company. Overall, the Fund’s technology weighting declined about 9% over the past year.

Our team is always working to identify franchise growth companies and, as such, we were able to add several new companies to the Fund to replace those that we sold. In consumer discretionary, we purchased premier jeweler Tiffany & Co. and high-performance and casual footwear company Deckers Outdoor. We believe both companies should benefit from margin expansion, new store growth and new products. In the case of Tiffany, the consensus forecast for its earnings is way below our expectations. The company continues to benefit from solid sales in its U.S. and European stores and very strong expansion in Asia, where margins are high. Deckers Outdoor, which makes

10	Nuveen Investments

the popular Ugg sheepskin boots and Teva sandals, is broadening its product line and expanding internationally with more direct consumer stores.

Nuveen Small Cap Growth Opportunities Fund

How did the Fund perform during the twelve-month period ended October 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2011. The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 2000 Growth Index and the Lipper classification average over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of companies with market capitalizations in the range of the benchmark Russell 2000 Growth Index. The investment process we use seeks to exploit secular trends that we believe will provide an investment tailwind to above-average growth, which should mute the effects of the business cycle over the longer term. Importantly, our process also emphasizes a valuation discipline aimed at finding what we believe are attractive investment opportunities that could benefit from multiple expansion when particular investment catalysts become evident in the marketplace. The Fund’s portfolio typically features investments in high-quality companies with attractive margin profiles, generally healthy balance sheets and prospects for attractive revenue and earnings growth.

While the longer term track record of the Fund remains favorable, results fell short of the benchmark during this reporting period. Early in the fiscal year, investors gravitated toward momentum-oriented growth stocks with seemingly little regard for valuation. Then in the second half, heightened volatility driven by recessionary fears and European debt concerns drove overall equity correlations to all-time highs during the market correction. Over the course of the period, we believe the attractive valuation characteristics of the Fund’s portfolio have not contributed as much to relative performance as they have historically in less volatile investment environments.

Stock selection in the consumer discretionary sector was the most positive contributor to the Fund’s relative performance during the fiscal year, led by the specialty retail group. Solid quarterly results and comparable-store sales reports drove strong performance for Hibbett Sports in sporting goods, Men’s Wearhouse in men’s dress apparel, Penske Automotive Group in automotive sales and Tractor Supply Company in general merchandise. Additionally, J. Crew Group, an apparel and accessories retailer, announced that it would be acquired by a private equity buyer for a 19% premium in November 2010. Finally, the all-terrain vehicle and snowmobile manufacturer, Arctic Cat, generated substantial margin improvements from dealer inventory rationalization and new product introductions that drove shares higher.

Stock selection in the industrial sector was another source of positive relative performance during the year. Results in this group were led by MasTec, a leading telecommunications

Nuveen Investments	11

and energy services infrastructure provider. MasTec posted impressive growth in revenue and earnings over the year as its pipeline, electric transmission and wireless communications businesses saw significant growth. Thermon Group, a leading provider of heat-tracing solutions for the energy complex, benefited from strength in its maintenance, repair and overhaul services, an area which is relatively recession resistant, coupled with large projects in its backlog in Russia, the Canadian oil sands and the Arctic.

The largest detractor to relative performance over the past year was stock selection in the health care sector, most notably in the pharmaceuticals and health care services groups. Despite providing investors with strong mid-stage data for its lead compound for ovarian and breast cancer, Nektar Therapeutics’ shares reacted negatively to the company’s decision to develop the drug on its own, which resulted in a dilutive equity raise. HealthSouth, the nation’s largest provider of inpatient rehabilitation services, showed strong results throughout the year; however, payment reform in this category created substantial uncertainties for investors and sent the stock lower. Finally, shares of Gentiva Health Services, a provider of home nursing and hospice services, slid due to proposed payment cuts for home health in conjunction with surprisingly poor hospice occupancy results.

Stock selection in the financial services sector was also a modest drag on relative performance. Shares of KBW, a boutique investment bank focused on banking, research and trading of financial concerns, fell as the company reported disappointing results due to poor investment banking volumes.

The domestic equity market appears to be in a recovery phase following a period of heightened uncertainty created by concerns about the sustainability of the economic recovery, the inability of Congress to sharply reduce deficits and spending, and the potential impacts of the European debt crisis. More recently, the modestly improved outlook for job creation and sporadic signs of spending improvement suggest the economy is poised for a period of muted growth that may accelerate somewhat heading into 2012. As a result, we have slightly increased the economic sensitivity of the portfolio. We are also continuing to seek out stocks and groups that appear to be oversold or that will benefit from new product cycles or secular trends that will dampen the impact of a lower growth environment.

The Fund’s largest overweight position relative to the Russell 2000 Growth Index remains in the information technology sector. In fact, this overweight was increased further in recent months, particularly in the communications equipment and semiconductor-related areas given their favorable valuations. We had positioned the Fund’s portfolio with a lower consumer discretionary weight as a result of waning consumer confidence at the hands of rising food and fuel prices, coupled with uncertainties over federal and state budgets. However, price pressures appear to have subsided somewhat and recent spending data has allowed us to become more constructive on the group. Energy stocks were among the most impacted by this summer’s correction, to the point where some investors were expecting crude oil to fall as low as $70 per barrel. We used this opportunity to add to producers with a focus on domestic oil and liquids-driven growth. We had increased the Fund’s exposure to health care stocks in light of the substantial period of group underperformance and the resulting attractive valuations. However, the U.S. budget debate brought many spending

12	Nuveen Investments

concerns to the forefront again and, as a result, we lowered the Fund’s weight in this area. The Fund’s portfolio remains underweight in the financial services, consumer staples and materials sectors given the lack of compelling growth opportunities in light of current valuations.

From time to time, the Fund may use equity futures contracts to help the Fund achieve its objectives. Over this period, long futures contracts were used to manage cash flow activity and implement various tactical market and hedging strategies. These positions served their purpose and were eliminated before the end of the period.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. The potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

Nuveen Investments	13

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14	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

Effective January 18, 2011, Class R Shares and Class Y Shares, previously offered by FAF Advisors, Inc., were renamed Class R3 Shares and Class I Shares, respectively.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Large Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	8.86%	4.40%	3.97%
Class A Shares at maximum Offering Price	2.62%	3.18%	3.35%
Russell 1000 Growth Index*	9.92%	3.04%	3.56%
Lipper Large-Cap Growth Funds Classification Average*	6.86%	1.93%	3.07%

Class B Shares w/o CDSC**	8.02%	3.62%	3.18%
Class B Shares w/CDSC**	3.02%	3.45%	3.18%
Class C Shares	8.02%	3.61%	3.18%
Class R3 Shares	8.58%	4.14%	3.77%
Class I Shares	9.13%	4.67%	4.23%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	4.79%	3.22%	3.32%
Class A Shares at maximum Offering Price	-1.24%	2.00%	2.71%
Class B Shares w/o CDSC**	3.98%	2.45%	2.54%
Class B Shares w/CDSC**	-1.02%	2.27%	2.54%
Class C Shares	4.00%	2.45%	2.54%
Class R3 Shares	4.54%	2.96%	3.12%
Class I Shares	5.03%	3.48%	3.58%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.24%
Class B Shares	1.99%
Class C Shares	1.99%
Class R3 Shares	1.49%
Class I Shares	0.99%

*	Refer to the Glossary of Terms Used in this Report for definitions.
**	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2011 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Mid Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	11.00%	4.11%	8.45%
Class A Shares at maximum Offering Price	4.63%	2.89%	7.81%
Russell Midcap Growth Index*	10.08%	3.46%	6.98%
Lipper Multi-Cap Growth Funds Classification Average*	6.25%	2.43%	4.69%

Class B Shares w/o CDSC**	10.15%	3.34%	7.64%
Class B Shares w/CDSC**	5.15%	3.17%	7.64%
Class C Shares	10.20%	3.34%	7.65%
Class R3 Shares	10.72%	3.86%	8.26%
Class I Shares	11.30%	4.38%	8.72%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	4.21%	2.37%	7.77%
Class A Shares at maximum Offering Price	-1.79%	1.16%	7.14%
Class B Shares w/o CDSC**	3.45%	1.60%	6.97%
Class B Shares w/CDSC**	-1.55%	1.44%	6.97%
Class C Shares	3.45%	1.60%	6.99%
Class R3 Shares	3.95%	2.11%	7.59%
Class I Shares	4.47%	2.62%	8.05%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.29%
Class B Shares	2.04%
Class C Shares	2.04%
Class R3 Shares	1.54%
Class I Shares	1.04%

*	Refer to the Glossary of Terms Used in this Report for definitions.
**	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2011 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Small Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	7.20%	2.90%	5.90%
Class A Shares at maximum Offering Price	1.04%	1.69%	5.27%
Russell 2000 Growth Index*	9.84%	2.68%	6.04%
Lipper Small-Cap Growth Funds Classification Average*	9.06%	2.28%	5.71%

Class B Shares w/o CDSC**	6.36%	2.13%	5.11%
Class B Shares w/CDSC**	1.36%	1.96%	5.11%
Class C Shares	6.41%	2.14%	5.12%
Class R3 Shares	6.94%	2.65%	5.72%
Class I Shares	7.46%	3.16%	6.16%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	-2.42%	1.34%	5.45%
Class A Shares at maximum Offering Price	-8.05%	0.15%	4.83%
Class B Shares w/o CDSC**	-3.15%	0.58%	4.66%
Class B Shares w/CDSC**	-7.99%	0.41%	4.66%
Class C Shares	-3.18%	0.59%	4.67%
Class R3 Shares	-2.69%	1.09%	5.27%
Class I Shares	-2.20%	1.60%	5.71%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.77%	1.48%
Class B Shares	2.52%	2.23%
Class C Shares	2.52%	2.23%
Class R3 Shares	2.02%	1.73%
Class I Shares	1.52%	1.23%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 1.47%, 2.22%, 2.22%, 1.72% and 1.22%, respectively, for Class A, Class B, Class C, Class R3 and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions.
**	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2011 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Holding Summaries (Unaudited) as of October 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Large Cap Growth Opportunities Fund

Portfolio Allocation1

Nuveen Mid Cap Growth Opportunities Fund

Portfolio Allocation1

Nuveen Small Cap Growth Opportunities
Fund

Portfolio Allocation1

Portfolio Composition[1]
Information Technology	31.1%
Consumer Discretionary	24.3%
Industrials	11.6%
Consumer Staples	10.9%
Energy	8.2%
Health Care	6.8%
Short-Term Investments	1.7%
Other	5.4%

Portfolio Composition[1]
Consumer Discretionary	26.2%
Information Technology	17.6%
Industrials	15.2%
Health Care	13.2%
Energy	9.4%
Consumer Staples	6.5%
Financials	5.3%
Short-Term Investments	1.2%
Other	5.4%

Portfolio Composition[1]
Information Technology	30.0%
Health Care	19.3%
Industrials	18.1%
Consumer Discretionary	15.4%
Energy	8.7%
Financials	5.5%
Short-Term Investments	2.0%
Other	1.0%

Top Five Common Stock Holdings[2]
Apple	8.0%
MasterCard, Class A	2.7%
Amazon.com	2.7%
QUALCOMM	2.6%
Oracle	2.6%

Top Five Common Stock Holdings[2]
Dollar Tree	2.5%
Teradata	2.3%
Wynn Resorts	2.2%
FMC Technologies	2.2%
AmerisourceBergen	2.0%

Top Five Common Stock Holdings[2]
VideoPropulsion	2.1%
MasTec	2.1%
ADTRAN	2.1%
Semtech	2.0%
Quest Software	1.7%

1	As a percentage of total investments (excluding investments purchased with collateral from securities lending) as of October 31, 2011. Holdings are subject to change.
2	As a percentage of total common stocks as of October 31, 2011. Holdings are subject to change.

22	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Growth Opportunities Fund

	Actual Performance					Hypothetical Performance
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$923.90	$920.00	$920.00	$922.50	$925.10	$1,019.21	$1,015.38	$1,015.48	$1,018.00	$1,020.47
Expenses Incurred During Period	$5.77	$9.44	$9.34	$6.93	$4.56	$6.06	$9.91	$9.80	$7.27	$4.79

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.19%, 1.95%, 1.93%, 1.43% and ..94% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Mid Cap Growth Opportunities Fund

	Actual Performance					Hypothetical Performance
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$892.30	$888.90	$889.20	$891.30	$893.60	$1,018.75	$1,014.92	$1,014.97	$1,017.49	$1,020.01
Expenses Incurred During Period	$6.11	$9.71	$9.67	$7.29	$4.92	$6.51	$10.36	$10.31	$7.78	$5.24

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.28%, 2.04%, 2.03%, 1.53% and 1.03% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Small Cap Growth Opportunities Fund

	Actual Performance					Hypothetical Performance
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$861.20	$857.70	$857.80	$860.10	$862.30	$1,017.80	$1,014.01	$1,014.01	$1,016.53	$1,019.06
Expenses Incurred During Period	$6.90	$10.39	$10.40	$8.06	$5.73	$7.48	$11.27	$11.27	$8.74	$6.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.47%, 2.22%, 2.22%, 1.72% and 1.22% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	23

Report of

Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Nuveen Large Cap Growth Opportunities Fund (formerly First American Large Cap Growth Opportunities Fund)

Nuveen Mid Cap Growth Opportunities Fund (formerly First American Mid Cap Growth Opportunities Fund)

Nuveen Small Cap Growth Opportunities Fund (formerly First American Small Cap Growth Opportunities Fund)

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Nuveen Large Cap Growth Opportunities Fund (formerly First American Large Cap Growth Opportunities Fund), Nuveen Mid Cap Growth Opportunities Fund (formerly First American Mid Cap Growth Opportunities Fund), and Nuveen Small Cap Growth Opportunities Fund (formerly First American Small Cap Growth Opportunities Fund) (series of Nuveen Investment Funds, Inc., formerly First American Investment Funds, Inc.) (collectively, the ”Funds”) as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Large Cap Growth Opportunities Fund (formerly First American Large Cap Growth Opportunities Fund), Nuveen Mid Cap Growth Opportunities Fund (formerly First American Mid Cap Growth Opportunities Fund), and Nuveen Small Cap Growth Opportunities Fund (formerly First American Small Cap Growth Opportunities Fund) at October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 28, 2011

24	Nuveen Investments

Portfolio of Investments

Nuveen Large Cap Growth Opportunities Fund

(formerly known as First American Large Cap Growth Opportunities Fund)

October 31, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 99.4%

	Consumer Discretionary – 24.6%

67,496	Amazon.com ▼ —	$14,411,071

111,479	BorgWarner ▼ —	8,527,029

176,417	DIRECTV, Class A ▼ —	8,019,917

129,592	Dollar Tree —	10,362,176

149,690	Gentex ▼	4,508,663

133,716	lululemon Athletica ▼ —	7,552,280

981,036	Prada —	4,918,566

21,098	Priceline.com ▼ —	10,711,876

67,688	Ralph Lauren ▼	10,748,177

283,839	Starbucks	12,017,743

113,244	Tiffany & Company ▼	9,028,944

128,807	TJX ▼	7,590,596

86,218	Tupperware Brands	4,874,766

79,346	Wynn Resorts	10,537,149

142,021	Yum! Brands	7,608,065
	Total Consumer Discretionary	131,417,018
	Consumer Staples – 11.0%

241,949	Arcos Dorados Holdings, Class A ▼	6,796,348

125,876	Coca-Cola	8,599,848

128,758	Costco Wholesale	10,719,104

90,727	Estee Lauder, Class A ▼	8,932,073

58,267	Hansen Natural —	5,191,007

106,547	Mead Johnson Nutrition	7,655,402

150,901	Whole Foods Market ▼	10,882,980
	Total Consumer Staples	58,776,762
	Energy – 8.3%

31,792	CARBO Ceramics	4,318,943

103,665	Exxon Mobil ▼	8,095,200

276,885	Halliburton	10,344,423

79,759	National Oilwell Varco ▼	5,689,209

54,592	Pioneer Natural Resources ▼	4,580,269

77,121	Schlumberger	5,666,080

65,948	SM Energy	5,467,749
	Total Energy	44,161,873
	Health Care – 6.9%

93,046	Alexion Pharmaceuticals —	6,281,535

126,421	Allergan ▼	10,634,535

114,761	Cerner ▼ —	7,279,290

66,514	Edwards Lifesciences ▼ —	5,016,486

82,341	Perrigo ▼	7,433,746
	Total Health Care	36,645,592
	Industrials – 11.7%

60,125	C.H. Robinson Worldwide ▼	4,174,479

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Large Cap Growth Opportunities Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Industrials (continued)

135,010	Cummins	$13,424,044

201,836	Danaher ▼	9,758,771

59,924	Joy Global	5,225,373

68,148	Precision Castparts ▼	11,118,346

151,873	United Technologies ▼	11,843,056

42,071	W.W. Grainger ▼	7,207,183
	Total Industrials	62,751,252
	Information Technology – 31.4%

115,011	Accenture, Class A ▼	6,930,563

104,505	Apple —	42,301,534

36,562	Baidu – ADR ▼ —	5,125,261

302,392	EMC ▼ —	7,411,628

20,553	Google, Class A —	12,180,530

55,664	IBM ▼	10,277,244

41,770	MasterCard, Class A	14,504,215

415,532	Oracle	13,616,984

269,823	QUALCOMM	13,922,867

120,222	Red Hat ▼ —	5,969,022

61,047	Salesforce.com ▼ —	8,129,629

158,697	Teradata ▼ —	9,467,863

101,448	Visa, Class A ▼	9,461,040

87,543	VMware, Class A —	8,557,328
	Total Information Technology	167,855,708
	Materials – 3.2%

202,478	Freeport-McMoRan Copper & Gold	8,151,765

126,559	Monsanto ▼	9,207,167
	Total Materials	17,358,932
	Telecommunication Services – 2.3%

220,091	American Tower, Class A —	12,127,014
	Total Common Stocks (cost $418,466,426)	531,094,151

Shares	Description ▲	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 36.9%

	Money Market Funds – 36.9%

197,054,409	Mount Vernon Securities Lending Prime Portfolio, 0.200% Ω †	$197,054,409
	Total Investments Purchased with Collateral from Securities Lending (cost $197,054,409)	197,054,409

Shares	Description ▲	Value
	SHORT-TERM INVESTMENTS – 1.7%

	Money Market Funds – 1.7%

8,919,647	First American Treasury Obligations Fund, Class Z, 0.000% Ω	$8,919,647
	Total Short-Term Investments (cost $8,919,647)	8,919,647
	Total Investments (cost $624,440,482) – 138.0%	737,068,207
	Other Assets Less Liabilities – (38.0)%	(202,900,333)
	Net Assets – 100.0%	$534,167,874

26	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	27

Portfolio of Investments

Nuveen Mid Cap Growth Opportunities Fund

(formerly known as First American Mid Cap Growth Opportunities Fund)

October 31, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 99.7%

	Consumer Discretionary – 26.4%

198,968	Abercrombie & Fitch, Class A ▼	$14,803,219

617,150	Arcos Dorados Holdings, Class A ▼	14,441,310

211,638	BorgWarner ▼ —	16,188,191

47,132	Chipotle Mexican Grill, Class A ▼ —	15,842,008

114,881	Deckers Outdoor —	13,238,886

316,263	Dick’s Sporting Goods —	12,362,721

411,828	Discovery Communications, Class A ▼ —	17,898,045

332,113	Dollar Tree —	26,555,755

404,143	Gentex ▼	12,172,787

165,037	lululemon Athletica ▼ —	9,321,290

2,306,783	Prada —	11,565,390

38,312	Priceline.com ▼ —	19,451,769

116,006	Ralph Lauren ▼	18,420,593

216,758	Tiffany & Company ▼	17,282,115

268,576	Tupperware Brands	15,185,287

178,439	Ulta Salon, Cosmetics & Fragrance ▼ —	12,007,160

170,083	Weight Watchers International ▼	12,691,593

176,117	Wynn Resorts	23,388,338
	Total Consumer Discretionary	282,816,457
	Consumer Staples – 6.5%

366,019	ARM Holdings ▼	10,281,474

142,712	Estee Lauder, Class A ▼	14,049,996

117,609	Hansen Natural —	10,477,786

213,163	Mead Johnson Nutrition	15,315,762

278,635	Whole Foods Market ▼ —	20,095,156
	Total Consumer Staples	70,220,174
	Energy – 9.5%

328,882	Bill Barrett ▼ —	13,681,491

113,899	CARBO Ceramics ▼	15,473,179

206,786	Concho Resources ▼ —	19,586,770

133,693	Core Laboratories ▼	14,473,604

513,537	FMC Technologies ▼ —	23,016,729

184,934	SM Energy	15,332,878
	Total Energy	101,564,651
	Financials – 5.4%

140,307	Affiliated Managers Group —	12,993,831

836,965	Blackstone Group	12,311,755

572,550	Discover Financial Services	13,489,278

145,492	IntercontinentalExchange ▼ —	18,896,501
	Total Financials	57,691,365
	Health Care – 13.3%

278,153	Alexion Pharmaceuticals ▼ —	18,778,109

534,783	AmerisourceBergen ▼	21,819,146

261,751	Catalyst Health Solutions ▼ —	14,388,453

28	Nuveen Investments

Shares	Description ▲	Value

	Health Care (continued)

300,395	Cerner ▼ —	$19,054,055

97,995	Edwards Lifesciences —	7,390,783

213,018	IDEXX Laboratories ▼ —	15,335,166

190,926	Perrigo	17,236,799

413,580	Valeant Pharmaceuticals International ▼	16,361,225

314,431	Vertex Pharmaceuticals ▼ —	12,448,323
	Total Health Care	142,812,059
	Industrials – 15.3%

402,009	AMETEK	15,887,396

124,477	C.H. Robinson Worldwide ▼	8,642,438

160,760	Cummins	15,984,367

471,148	Hexcel ▼ —	11,642,067

287,904	Kansas City Southern ▼ —	18,186,896

167,440	MSC Industrial Direct, Class A	11,387,594

262,735	Polypore International —	13,780,451

40,490	Precision Castparts ▼	6,605,943

214,856	Roper Industries	17,424,822

155,171	TransDigm Group —	14,573,660

355,346	Verisk Analytics, Class A —	12,490,412

102,666	W.W. Grainger	17,587,712
	Total Industrials	164,193,758
	Information Technology – 17.8%

205,324	Altera ▼	7,785,886

283,750	ANSYS ▼ —	15,424,650

466,386	Avago Technologies	15,749,855

316,015	Check Point Software Technologies ▼ —	18,211,944

566,867	Electronic Arts —	13,236,344

79,926	F5 Networks —	8,308,308

274,786	Informatica —	12,502,763

63,917	LinkedIn, Class A ▼ —	5,746,138

221,064	Rackspace Hosting ▼ —	9,149,839

374,453	Red Hat ▼ —	18,591,591

146,617	Rovi ▼ —	7,263,406

68,062	Salesforce.com ▼ —	9,063,817

327,091	SuccessFactors ▼ —	8,733,330

420,628	Teradata ▼ —	25,094,667

368,852	VeriFone Holdings ▼ —	15,569,243
	Total Information Technology	190,431,781
	Materials – 4.1%

94,738	Agrium —	7,795,990

283,720	Albemarle	15,119,439

383,580	Ecolab ▼	20,651,947
	Total Materials	43,567,376
	Telecommunication Services – 1.4%

400,505	SBA Communications, Class A ▼ —	15,255,236
	Total Common Stocks (cost $873,736,997)	1,068,552,857

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Growth Opportunities Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 36.7%

	Money Market Funds – 36.7%

393,152,479	Mount Vernon Securities Lending Prime Portfolio, 0.200% Ω †	$393,152,479
	Total Investments Purchased with Collateral from Securities Lending (cost $393,152,479)	393,152,479

Shares	Description ▲	Value
	SHORT-TERM INVESTMENTS – 1.2%

	Money Market Funds – 1.2%

12,621,908	First American Treasury Obligations Fund, Class Z, 0.000% Ω	$12,621,908
	Total Short-Term Investments (cost $12,621,908)	12,621,908
	Total Investments (cost $1,279,511,384) – 137.6%	1,474,327,244
	Other Assets Less Liabilities – (37.6)%	(403,076,570)
	Net Assets – 100.0%	$1,071,250,674

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

See accompanying notes to financial statements.

30	Nuveen Investments

Portfolio of Investments

Nuveen Small Cap Growth Opportunities Fund

(formerly known as First American Small Cap Growth Opportunities Fund)

October 31, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 97.6%

	Consumer Discretionary – 15.3%

47,417	Arctic Cat ▼ —	$963,039

58,533	Ascena Retail Group ▼ —	1,691,604

29,244	Coinstar —	1,396,109

82,190	Crocs —	1,452,297

34,761	Hibbett Sports ▼ —	1,431,806

56,956	Men’s Wearhouse	1,758,801

63,226	Penske Automotive Group ▼	1,289,178

39,906	Sotheby’s	1,405,489

111,384	Texas Roadhouse ▼ —	1,596,133

40,077	Wolverine World Wide	1,520,121

72,862	Zumiez ▼ —	1,657,610
	Total Consumer Discretionary	16,162,187
	Energy – 8.7%

35,626	Berry Petroleum, Class A ▼	1,230,878

61,816	Carrizo Oil & Gas ▼ —	1,681,395

24,410	Dril-Quip ▼ —	1,589,091

63,147	Energy XXI ▼ —	1,854,627

17,734	Lufkin Industries ▼	1,047,902

60,031	Oasis Petroleum ▼ —	1,761,310
	Total Energy	9,165,203
	Financials – 5.5%

50,581	Evercore Partners, Class A ▼	1,387,943

57,828	EZCORP, Class A —	1,606,462

49,031	Home Bancshares	1,149,777

51,034	Stifel Financial ▼ —	1,626,453
	Total Financials	5,770,635
	Health Care – 19.3%

78,842	Alkermes ▼ —	1,378,947

43,246	ARIAD Pharmaceuticals ▼ —	502,951

17,260	athenahealth —	913,226

25,842	Cepheid ▼ —	927,211

34,167	Cubist Pharmaceuticals ▼ —	1,291,854

60,163	Endocyte ▼ —	584,183

18,388	Haemonetics —	1,120,749

115,200	Halozyme Therapeutics ▼ —	971,136

96,223	HealthSouth ▼ —	1,699,298

46,252	HMS Holdings —	1,130,399

38,520	ICU Medical —	1,514,221

65,658	Impax Laboratories ▼ —	1,241,593

44,806	Incyte ▼ —	616,979

6,362	Medivation —	109,299

12,302	Onyx Pharmaceuticals —	503,521

57,760	PSS World Medical ▼ —	1,285,160

50,407	Salix Pharmaceuticals —	1,726,692

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Small Cap Growth Opportunities Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Healthcare (continued)

30,679	Thoratec ▼ —	$1,120,090

72,797	Tornier NV ▼ —	1,691,802
	Total Health Care	20,329,311
	Industrials – 17.9%

63,507	Actuant, Class A ▼	1,428,907

122,860	Altra Holdings ▼ —	1,806,042

160,872	CBIZ ▼ —	1,018,320

18,317	Clean Harbors ▼ —	1,067,331

111,516	Interface, Class A	1,454,169

43,910	Kaydon ▼	1,381,409

101,083	MasTec ▼ —	2,185,414

37,458	Old Dominion Freight Line ▼ —	1,369,839

94,513	Orbital Sciences ▼ —	1,461,171

86,278	Thermon Group Holdings ▼ —	1,370,095

91,378	TrueBlue —	1,208,017

67,914	United Rentals ▼ —	1,589,867

46,356	Woodward	1,570,541
	Total Industrials	18,911,122
	Information Technology – 29.9%

63,821	ADTRAN ▼	2,144,386

67,149	Advent Software ▼ —	1,839,883

43,373	Aruba Networks ▼ —	1,027,506

7,869	InterDigital ▼	341,908

78,925	International Rectifier ▼ —	1,917,088

128,078	Ixia ▼ —	1,451,124

37,497	MICROS Systems —	1,845,602

48,231	National Instruments ▼	1,288,250

91,958	OmniVision Technologies ▼ —	1,499,835

89,977	Perficient —	857,481

39,434	Plantronics ▼	1,317,490

280,313	PMC-Sierra —	1,777,185

100,906	Polycom —	1,667,976

117,107	Quest Software ▼ —	2,059,912

164,886	RF Micro Devices ▼ —	1,210,263

86,746	Semtech —	2,118,337

61,191	Solarwinds —	1,765,972

39,279	Sourcefire ▼ —	1,082,137

47,940	Taleo, Class A ▼ —	1,553,256

330,907	Tellabs	1,432,827

591,081	VideoPropulsion —	—

62,047	Vocus —	1,264,518
	Total Information Technology	31,462,936
	Materials – 1.0%

68,067	Solutia —	1,106,089
	Total Common Stocks (cost $95,348,209)	102,907,483

32	Nuveen Investments

Shares	Description ▲	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 49.3%

	Money Market Funds – 49.3%

52,004,156	Mount Vernon Securities Lending Prime Portfolio, 0.200% Ω †	$52,004,156
	Total Investments Purchased with Collateral from Securities Lending (cost $52,004,156)	52,004,156

Shares	Description ▲	Value
	SHORT-TERM INVESTMENTS – 2.0%

	Money Market Funds – 2.0%

2,057,830	First American Treasury Obligations Fund, Class Z, 0.000% Ω	$2,057,830
	Total Short-Term Investments (cost $2,057,830)	2,057,830
	Total Investments (cost $149,410,195) – 148.9%	156,969,469
	Other Assets Less Liabilities – (48.9)%	(51,553,016)
	Net Assets – 100.0%	$105,416,453

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

See accompanying notes to financial statements.

Nuveen Investments	33

Statement of Assets & Liabilities

October 31, 2011 (all dollars and shares are rounded to thousands (000), except for per share data)

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Assets
Investments, at value (cost $427,386, $886,359 and $97,406, respectively)	$540,014	$1,081,175	$104,965
Investment purchased with collateral from securities lending (at cost, which approximates value)	197,054	393,152	52,004
Receivables:
Dividends	199	153	11
Due from broker	16	64	4
Investments sold	9,039	16,248	1,955
Shares sold	2,078	1,826	278
Other assets	40	52	53
Total assets	748,440	1,492,670	159,270
Liabilities
Payables:
Collateral from securities lending program	197,054	393,152	52,004
Investments purchased	15,669	25,861	1,348
Shares redeemed	900	884	143
Accrued expenses:
Management fees	379	931	207
12b-1 distribution and service fees	27	87	11
Other	243	504	141
Total liabilities	214,272	421,419	53,854
Net assets	$534,168	$1,071,251	$105,416
Class A Shares
Net assets	$84,875	$289,038	$36,188
Shares outstanding	2,579	6,988	1,773
Net asset value per share	$32.92	$41.36	$20.41
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$34.93	$43.88	$21.66
Class B Shares
Net assets	$2,411	$4,127	$1,482
Shares outstanding	81	115	84
Net asset value and offering price per share	$29.90	$35.93	$17.72
Class C Shares
Net assets	$7,832	$14,314	$1,546
Shares outstanding	256	380	83
Net asset value and offering price per share	$30.57	$37.70	$18.58
Class R3 Shares(1)
Net assets	$3,431	$34,929	$2,334
Shares outstanding	106	862	116
Net asset value and offering price per share	$32.39	$40.50	$20.04
Class I Shares(1)
Net assets	$435,619	$728,843	$63,866
Shares outstanding	12,743	16,336	2,898
Net asset value and offering price per share	$34.19	$44.62	$22.04
Net assets consist of:
Capital paid-in	$406,366	$838,039	$97,819
Undistributed (Over-distribution of) net investment income	(15)	(19)	(11)
Accumulated net realized gain (loss)	15,189	38,415	49
Net unrealized appreciation (depreciation)	112,628	194,816	7,559
Net assets	$534,168	$1,071,251	$105,416
Authorized shares	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

34	Nuveen Investments

Statement of Operations (all dollars are rounded to thousands (000))

Year Ended October 31, 2011

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Investment Income
Dividend and interest income from unaffiliated investments (net of foreign tax withheld of $–, $114 and $–, respectively)	$4,195	$8,140	$463
Interest income from affiliated investments(1)	1	1	1
Securities lending income	144	727	46
Total investment income	4,340	8,868	510
Expenses
Management fees	4,477	9,571	1,385
12b-1 service fees – Class A	199	731	103
12b-1 distribution and service fees – Class B	30	52	20
12b-1 distribution and service fees – Class C	56	146	17
12b-1 distribution and service fees – Class R3(2)	10	170	13
Administration fees(1)	229	492	71
Shareholders’ servicing agent fees and expenses	320	960	161
Custodian’s fees and expenses	94	168	30
Directors’ fees and expenses	16	29	7
Professional fees	31	31	31
Shareholders’ reports – printing and mailing expenses	81	142	38
Federal and state registration fees	77	96	80
Other expenses	20	30	11
Total expenses before expense reimbursement	5,640	12,618	1,967
Expense reimbursement	(1)	(4)	(122)
Net expenses	5,639	12,614	1,845
Net investment income (loss)	(1,299)	(3,746)	(1,335)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	60,485	138,058	16,904
Futures contracts	—	—	662
Redemptions in-kind	29,396	97,107	10,196
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(34,390)	(91,118)	(9,343)
Net realized and unrealized gain (loss)	55,491	144,047	18,419
Net increase (decrease) in net assets from operations	$54,192	$140,301	$17,084
(1)	For the period November 1, 2010 through December 31, 2010.
(2)	Effective January 18, 2011, Class R Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	35

Statement of Changes in Net Assets (all dollars are rounded to thousands (000))

	Large Cap Growth Opportunities		Mid Cap Growth Opportunities		Small Cap Growth Opportunities
	Year Ended 10/31/11	Year Ended 10/31/10	Year Ended 10/31/11	Year Ended 10/31/10	Year Ended 10/31/11	Year Ended 10/31/10
Operations
Net investment income (loss)	$(1,299)	$(814)	$(3,746)	$(4,973)	$(1,335)	$(1,495)
Net realized gain (loss) from:
Investments and foreign currency	60,485	70,540	138,058	195,722	16,904	32,333
Futures contracts	—	—	—	—	662	—
Redemptions in-kind	29,396	—	97,107	—	10,196	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(34,390)	61,995	(91,118)	129,355	(9,343)	11,747
Net increase (decrease) in net assets resulting from operations	54,192	131,721	140,301	320,104	17,084	42,585
Distributions to Shareholders
From net investment income:
Class A	—	(112)	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3(1)	—	—	—	—	—	—
Class I(1)	—	(1,994)	—	—	—	—
Decrease in net assets from distributions to shareholders	—	(2,106)	—	—	—	—
Fund Share Transactions
Proceeds from sale of shares	117,946	63,672	279,658	193,095	29,550	42,064
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	889	—	—	—	—
	117,946	64,561	279,658	193,095	29,550	42,064
Cost of shares redeemed	(172,880)	(121,837)	(348,970)	(378,326)	(81,538)	(36,524)
Cost of redemptions in-kind	(86,539)	—	(320,657)	—	(46,265)	—
Net increase (decrease) in net assets from Fund share transactions	(141,473)	(57,276)	(389,969)	(185,231)	(98,253)	5,540
Net increase (decrease) in net assets	(87,281)	72,339	(249,668)	134,873	(81,169)	48,125
Net assets at the beginning of period	621,449	549,110	1,320,919	1,186,046	186,585	138,460
Net assets at the end of period	$534,168	$621,449	$1,071,251	$1,320,919	$105,416	$186,585
Undistributed (Over-distribution of) net investment income at the end of period	$(15)	$(13)	$(19)	$(15)	$(11)	$(9)
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

36	Nuveen Investments

Financial Highlights

Nuveen Investments	37

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LARGE CAP GROWTH OPPORTUNITIES

Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (1/95)
2011	$30.24	$(.15)	$2.83	$2.68	$—	$—	$—	$32.92
2010	24.23	(.09)	6.15	6.06	(.05)	—	(.05)	30.24
2009	21.52	.05	2.68	2.73	(.02)	—	(.02)	24.23
2008	36.27	.02	(11.65)	(11.63)	—	(3.12)	(3.12)	21.52
2007	29.58	(.05)	7.08	7.03	—	(.34)	(.34)	36.27
Class B (3/99)
2011	27.68	(.36)	2.58	2.22	—	—	—	29.90
2010	22.31	(.26)	5.63	5.37	—	—	—	27.68
2009	19.93	(.09)	2.47	2.38	—	—	—	22.31
2008	34.08	(.19)	(10.84)	(11.03)	—	(3.12)	(3.12)	19.93
2007	28.01	(.27)	6.68	6.41	—	(.34)	(.34)	34.08
Class C (9/01)
2011	28.30	(.37)	2.64	2.27	—	—	—	30.57
2010	22.81	(.27)	5.76	5.49	—	—	—	28.30
2009	20.38	(.10)	2.53	2.43	—	—	—	22.81
2008	34.77	(.19)	(11.08)	(11.27)	—	(3.12)	(3.12)	20.38
2007	28.58	(.28)	6.81	6.53	—	(.34)	(.34)	34.77
Class R3 (11/00)(e)
2011	29.83	(.23)	2.79	2.56	—	—	—	32.39
2010	23.92	(.16)	6.07	5.91	—	—	—	29.83
2009	21.26	(.01)	2.67	2.66	—	—	—	23.92
2008	35.97	(.05)	(11.54)	(11.59)	—	(3.12)	(3.12)	21.26
2007	29.41	(.12)	7.02	6.90	—	(.34)	(.34)	35.97
Class I (12/92)(e)
2011	31.33	(.06)	2.92	2.86	—	—	—	34.19
2010	25.09	(.03)	6.38	6.35	(.11)	—	(.11)	31.33
2009	22.31	.11	2.77	2.88	(.10)	—	(.10)	25.09
2008	37.42	.10	(12.07)	(11.97)	(.02)	(3.12)	(3.14)	22.31
2007	30.48	.03	7.30	7.33	(.05)	(.34)	(.39)	37.42

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

8.86%	$84,875	1.20%	(.46)%	1.20%	(.46)%	88%
25.03	66,409	1.21	(.36)	1.20	(.35)	106
12.73	56,963	1.22	.24	1.22	.24	112
(34.81)	53,430	1.20	.07	1.20	.07	92
24.01	96,514	1.19	(.15)	1.19	(.15)	102

8.02	2,411	1.95	(1.19)	1.95	(1.19)	88
24.07	3,473	1.96	(1.07)	1.95	(1.06)	106
11.94	4,749	1.97	(.48)	1.97	(.48)	112
(35.33)	5,907	1.95	(.68)	1.95	(.68)	92
23.13	11,955	1.94	(.90)	1.94	(.90)	102

8.02	7,832	1.95	(1.21)	1.95	(1.21)	88
24.07	4,220	1.96	(1.09)	1.95	(1.08)	106
11.92	4,509	1.97	(.51)	1.97	(.51)	112
(35.31)	4,368	1.95	(.68)	1.95	(.68)	92
23.09	8,506	1.94	(.90)	1.94	(.90)	102

8.58	3,431	1.45	(.72)	1.45	(.72)	88
24.71	742	1.46	(.60)	1.45	(.59)	106
12.51	667	1.47	(.05)	1.47	(.05)	112
(35.00)	454	1.45	(.18)	1.45	(.18)	92
23.70	566	1.44	(.39)	1.44	(.39)	102

9.13	435,619	.95	(.17)	.95	(.17)	88
25.34	546,605	.96	(.11)	.95	(.10)	106
13.02	482,222	.97	.48	.97	.48	112
(34.65)	417,337	.95	.32	.95	.32	92
24.32	749,865	.94	.11	.94	.11	102

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	39

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions
MID CAP GROWTH OPPORTUNITIES
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (1/95)
2011	$37.26	$(.22)	$4.32	$4.10	$—	$—	$—	$41.36
2010	28.83	(.18)	8.61	8.43	—	—	—	37.26
2009	23.88	(.08)	5.03	4.95	—	—	—	28.83
2008	46.57	(.16)	(17.86)	(18.02)	—	(4.67)	(4.67)	23.88
2007	41.43	(.24)	9.19	8.95	—	(3.81)	(3.81)	46.57
Class B (3/99)
2011	32.62	(.46)	3.77	3.31	—	—	—	35.93
2010	25.43	(.37)	7.56	7.19	—	—	—	32.62
2009	21.22	(.23)	4.44	4.21	—	—	—	25.43
2008	42.21	(.38)	(15.94)	(16.32)	—	(4.67)	(4.67)	21.22
2007	38.15	(.51)	8.38	7.87	—	(3.81)	(3.81)	42.21
Class C (9/01)
2011	34.21	(.49)	3.98	3.49	—	—	—	37.70
2010	26.67	(.39)	7.93	7.54	—	—	—	34.21
2009	22.26	(.24)	4.65	4.41	—	—	—	26.67
2008	44.03	(.40)	(16.70)	(17.10)	—	(4.67)	(4.67)	22.26
2007	39.65	(.53)	8.72	8.19	—	(3.81)	(3.81)	44.03
Class R3 (12/00)(e)
2011	36.58	(.31)	4.23	3.92	—	—	—	40.50
2010	28.37	(.26)	8.47	8.21	—	—	—	36.58
2009	23.56	(.14)	4.95	4.81	—	—	—	28.37
2008	46.11	(.24)	(17.64)	(17.88)	—	(4.67)	(4.67)	23.56
2007	41.15	(.34)	9.11	8.77	—	(3.81)	(3.81)	46.11
Class I (12/89)(e)
2011	40.09	(.10)	4.63	4.53	—	—	—	44.62
2010	30.94	(.11)	9.26	9.15	—	—	—	40.09
2009	25.57	(.02)	5.39	5.37	—	—	—	30.94
2008	49.40	(.07)	(19.09)	(19.16)	—	(4.67)	(4.67)	25.57
2007	43.62	(.14)	9.73	9.59	—	(3.81)	(3.81)	49.40

40	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

11.00%	$289,038	1.26%	(.53)%	1.26%	(.53)%	114%
29.24	275,040	1.23	(.57)	1.23	(.57)	114
20.73	231,743	1.23	(.33)	1.23	(.33)	123
(42.75)	209,052	1.22	(.43)	1.22	(.43)	113
23.36	425,995	1.21	(.56)	1.21	(.56)	96

10.15	4,127	2.01	(1.26)	2.01	(1.26)	114
28.27	5,490	1.98	(1.31)	1.98	(1.31)	114
19.84	6,762	1.98	(1.06)	1.98	(1.06)	123
(43.18)	7,241	1.97	(1.18)	1.97	(1.18)	113
22.47	15,820	1.96	(1.31)	1.96	(1.31)	96

10.20	14,314	2.01	(1.28)	2.01	(1.28)	114
28.27	13,564	1.98	(1.32)	1.98	(1.32)	114
19.81	12,894	1.98	(1.07)	1.98	(1.07)	123
(43.16)	13,011	1.97	(1.18)	1.97	(1.18)	113
22.42	28,891	1.96	(1.31)	1.96	(1.31)	96

10.72	34,929	1.51	(.77)	1.51	(.77)	114
28.94	33,772	1.48	(.82)	1.48	(.82)	114
20.42	26,822	1.48	(.59)	1.48	(.59)	123
(42.88)	21,246	1.47	(.69)	1.47	(.69)	113
23.06	29,490	1.46	(.81)	1.46	(.81)	96

11.30	728,843	1.01	(.21)	1.01	(.21)	114
29.57	993,053	.98	(.31)	.98	(.31)	114
21.00	907,825	.98	(.09)	.98	(.09)	123
(42.59)	732,559	.97	(.18)	.97	(.18)	113
2g3.68	1,478,374	.96	(.31)	.96	(.31)	96

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	41

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL CAP GROWTH OPPORTUNITIES
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (8/95)
2011	$19.04	$(.24)	$1.61	$1.37	$—	$—	$—	$20.41
2010	14.55	(.18)	4.67	4.49	—	—	—	19.04
2009	11.96	(.11)	2.70	2.59	—	—	—	14.55
2008	21.65	(.14)	(7.97)	(8.11)	—	(1.58)	(1.58)	11.96
2007	20.49	(.19)	2.67	2.48	—	(1.32)	(1.32)	21.65
Class B (3/99)
2011	16.66	(.35)	1.41	1.06	—	—	—	17.72
2010	12.82	(.27)	4.11	3.84	—	—	—	16.66
2009	10.62	(.18)	2.38	2.20	—	—	—	12.82
2008	19.56	(.23)	(7.13)	(7.36)	—	(1.58)	(1.58)	10.62
2007	18.76	(.31)	2.43	2.12	—	(1.32)	(1.32)	19.56
Class C (9/01)
2011	17.46	(.36)	1.48	1.12	—	—	—	18.58
2010	13.44	(.28)	4.30	4.02	—	—	—	17.46
2009	11.13	(.19)	2.50	2.31	—	—	—	13.44
2008	20.41	(.24)	(7.46)	(7.70)	—	(1.58)	(1.58)	11.13
2007	19.53	(.33)	2.53	2.20	—	(1.32)	(1.32)	20.41
Class R3 (12/00)(e)
2011	18.74	(.29)	1.59	1.30	—	—	—	20.04
2010	14.36	(.22)	4.60	4.38	—	—	—	18.74
2009	11.83	(.16)	2.69	2.53	—	—	—	14.36
2008	21.49	(.17)	(7.91)	(8.08)	—	(1.58)	(1.58)	11.83
2007	20.39	(.24)	2.66	2.42	—	(1.32)	(1.32)	21.49
Class I (8/95)(e)
2011	20.51	(.19)	1.72	1.53	—	—	—	22.04
2010	15.63	(.15)	5.03	4.88	—	—	—	20.51
2009	12.81	(.09)	2.91	2.82	—	—	—	15.63
2008	23.03	(.10)	(8.54)	(8.64)	—	(1.58)	(1.58)	12.81
2007	21.66	(.15)	2.84	2.69	—	(1.32)	(1.32)	23.03

42	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

7.20%	$36,188	1.54%	(1.19)%	1.47%	(1.12)%	118%
30.86	39,501	1.68	(1.26)	1.47	(1.05)	142
21.66	30,202	1.79	(1.21)	1.47	(.89)	169
(40.07)	29,022	1.63	(.99)	1.46	(.82)	138
12.81	149,231	1.59	(1.01)	1.47	(.89)	118

6.36	1,482	2.31	(1.95)	2.22	(1.86)	118
29.95	2,088	2.43	(2.00)	2.22	(1.79)	142
20.72	2,025	2.54	(1.96)	2.22	(1.64)	169
(40.55)	1,978	2.38	(1.74)	2.21	(1.57)	138
12.03	4,467	2.34	(1.77)	2.22	(1.65)	118

6.41	1,546	2.29	(1.94)	2.22	(1.87)	118
29.91	1,596	2.43	(2.01)	2.22	(1.80)	142
20.75	1,341	2.54	(1.98)	2.22	(1.66)	169
(40.53)	1,104	2.38	(1.73)	2.21	(1.56)	138
11.96	2,295	2.34	(1.76)	2.22	(1.64)	118

6.94	2,334	1.79	(1.44)	1.72	(1.37)	118
30.50	2,185	1.93	(1.52)	1.72	(1.31)	142
21.39	1,469	2.04	(1.56)	1.72	(1.24)	169
(40.24)	433	1.89	(1.21)	1.72	(1.04)	138
12.56	522	1.84	(1.29)	1.72	(1.17)	118

7.46	63,866	1.31	(.94)	1.22	(.84)	118
31.22	141,215	1.43	(1.01)	1.22	(.80)	142
22.01	103,423	1.54	(.99)	1.22	(.67)	169
(39.97)	75,355	1.39	(.73)	1.22	(.56)	138
13.10	154,456	1.34	(.76)	1.22	(.64)	118

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	43

Notes to Financial Statements (all dollars and shares are rounded to thousands) (000)

1. General Information and Significant Accounting Policies

General Information

On July 28, 2010, U.S. Bancorp, the indirect parent company of FAF Advisors, Inc. (“FAF Advisors”) known as U.S. Bancorp Asset Management, Inc. (“USBAM”) effective January 1, 2011, entered into an agreement to sell a portion of FAF Advisors’ asset management business to Nuveen Investments, Inc. (“Nuveen”). Included in the sale was the part of FAF Advisors’ asset management business that advises the funds included in this report. The sale closed on December 31, 2010 (the “Sale”).

In connection with the Sale, the funds’ Board of Directors was asked to consider and approve new investment advisory agreements for the funds with Nuveen Asset Management, a wholly-owned subsidiary of Nuveen. The new investment advisory agreements for each fund were submitted to the funds’ shareholders for approval and took effect on January 1, 2011. Effective January 1, 2011, the funds’ adviser, Nuveen Asset Management, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the funds’ sub-adviser, and the funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the fund from each fund’s management fee.

There was no change in the funds’ investment objectives or policies as a result of the Sale. The Sale did result in a change to each fund’s name effective January 1, 2011.

Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors were renamed Class R3 and Class I Shares, respectively.

The funds’ Board of Directors also approved new distribution agreements with Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen. Effective April 30, 2011, Nuveen Investments, LLC changed its name to Nuveen Securities, LLC.

First American Investment Funds, Inc., known as Nuveen Investment Funds, Inc. effective April 4, 2011 (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Growth Opportunities Fund (“Large Cap Growth Opportunities”) formerly known as First American Large Cap Growth Opportunities Fund, Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities”) formerly known as First American Mid Cap Growth Opportunities Fund and Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”) formerly known as First American Small Cap Growth Opportunities Fund, (each a “Fund” and collectively, the “Funds”), among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Large Cap Growth Opportunities’ investment objective is long-term growth of capital. Under normal market conditions, the Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies.

Mid Cap Growth Opportunities’ investment objective is capital appreciation. Under normal market conditions, the Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies within the same market capitalization range as the Russell MidCap ® Index.

Small Cap Growth Opportunities’ investment objective is growth of capital. Under normal market conditions, the Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. Each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund also may invest in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions

44	Nuveen Investments

on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which generally represents a transfer from a Level 1 to a Level 2 security. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Futures contracts are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for each Fund. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if

Nuveen Investments	45

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (depreciation) of foreign currency exchange contracts, futures, options purchased, options written and swap contracts, respectively” on the Statement of Operations, when applicable.

Futures Contracts

Each Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended October 31, 2011, Small Cap Growth Opportunities invested in long equity futures contracts as part of the management of the Fund. These long futures contracts were used to manage cash flow activity and implement various tactical market and hedging strategies.

The average number of futures contracts outstanding during the fiscal year ended October 31, 2011, were as follows:

Small Cap Growth Opportunities
Average number of futures contracts outstanding*	—
*	The average number of contracts is calculated based on the outstanding number of contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contracts activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial

46	Nuveen Investments

assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Interfund Lending Program

During the period November 1, 2010 through December 31, 2010, pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies in the First American Funds family, were allowed to participate in an interfund lending program. This program provided an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating funds. The Funds did not have any interfund lending transactions during the period November 1, 2010 through December 31, 2010. The exemptive order terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Fund’s policy is to receive collateral from the borrower in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. If the value of the securities on loan increases, [such that the level of collateralization falls below 102%] additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”) serves as the securities lending agent for the Funds in transactions involving the lending of portfolio securities on behalf of the Funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the SEC.

During the fiscal year ended October 31, 2011, U.S. Bank, as the securities lending agent, received fees that equaled up to 25% of each Fund’s net income from securities lending transactions through December 31, 2010, and 20% of such net income thereafter. U.S. Bank paid half of such fees to USBAM for certain securities lending services provided by USBAM. Collateral for securities on loan was invested in a money market fund administered by USBAM, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities. USBAM received an administration fee equal to .02% of each Fund’s average daily net assets invested in the money market fund.

Income from securities lending, net of fees paid to U.S. Bank, is recognized on the Statement of Operations as “Securities lending income.” Securities lending fees paid to U.S. Bank by each Fund during the fiscal year ended October 31, 2011, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Securities lending fees paid	$37	$191	$12

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Nuveen Investments	47

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of October 31, 2011:

Large Cap Growth Opportunities	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$531,094	$—	$—		$531,094
Money Market Funds*	197,054	—	—		197,054
Short-Term Investments	8,920	—	—		8,920
Total	$737,068	$—	$—		$737,068

Mid Cap Growth Opportunities	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$1,068,553	$—	$—		$1,068,553
Money Market Funds*	393,152	—	—		393,152
Short-Term Investments	12,622	—	—		12,622
Total	$1,474,327	$—	$—		$1,474,327

Small Cap Growth Opportunities	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$102,907	$—	$—	**	$102,907
Money Market Funds*	52,004	—	—		52,004
Short-Term Investments	2,058	—	—		2,058
Total	$156,969	$—	$—	**	$156,969
*	Represents the Fund’s investments purchased with collateral from securities lending.
**	Level 3 security has a market value of zero.

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

Small Cap Growth Opportunities Level 3 Common Stocks
Balance at the beginning of year	$—	**
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	—
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	—
Balance at the end of year	$—	**
Change in net unrealized appreciation (depreciation) during the year of Level 3 securities held as of October 31, 2011	$—
**	Level 3 security has a market value of zero.

48	Nuveen Investments

During the fiscal year ended October 31, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the amount of net realized gain (loss) recognized for the fiscal year ended October 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts	Small Cap Growth Opportunities
Risk Exposure
Equity	$662

4. Fund Shares

Transactions in Fund shares were as follows:

	Large Cap Growth Opportunities
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,031	$34,137	313	$8,454
Class B	6	178	—	14
Class C	137	4,198	6	155
Class R3 (1)	97	3,261	7	173
Class I (1)	2,239	76,172	1,980	54,876
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	4	106
Class B	—	—	—	—
Class C	—	—	—	—
Class R3 (1)	—	—	—	—
Class I (1)	—	—	28	783
	3,510	117,946	2,338	64,561
Shares redeemed:
Class A	(648)	(21,533)	(472)	(12,704)
Class B	(51)	(1,545)	(88)	(2,161)
Class C	(30)	(912)	(55)	(1,360)
Class R3 (1)	(16)	(534)	(10)	(250)
Class I (1)	(4,264)	(148,356)	(3,781)	(105,362)
Class I (1) – In-Kind	(2,678)	(86,539)	—	—
	(7,687)	(259,419)	(4,406)	(121,837)
Net increase (decrease)	(4,177)	$(141,473)	(2,068)	$(57,276)
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Nuveen Investments	49

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

	Mid Cap Growth Opportunities
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,759	$73,910	1,171	$38,764
Class B	2	69	1	39
Class C	70	2,674	39	1,175
Class R3 (1)	515	21,200	417	13,126
Class I (1)	3,994	181,805	3,994	139,991
	6,340	279,658	5,622	193,095
Shares redeemed:
Class A	(2,153)	(91,460)	(1,828)	(59,512)
Class B	(55)	(2,033)	(99)	(2,824)
Class C	(87)	(3,308)	(126)	(3,782)
Class R3 (1)	(576)	(23,990)	(439)	(14,166)
Class I (1)	(5,003)	(228,179)	(8,563)	(298,042)
Class I (1) – In-Kind	(7,424)	(320,657)	—	—
	(15,298)	(669,627)	(11,055)	(378,326)
Net increase (decrease)	(8,958)	$(389,969)	(5,433)	$(185,231)

	Small Cap Growth Opportunities
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	282	$6,049	368	$6,417
Class B	2	40	2	37
Class C	13	264	24	405
Class R3 (1)	62	1,262	67	1,127
Class I (1)	950	21,935	1,821	34,078
	1,309	29,550	2,282	42,064
Shares redeemed:
Class A	(583)	(12,808)	(369)	(6,354)
Class B	(44)	(812)	(35)	(523)
Class C	(22)	(428)	(33)	(520)
Class R3 (1)	(62)	(1,293)	(52)	(865)
Class I (1)	(2,956)	(66,197)	(1,551)	(28,262)
Class I (1) – In-Kind	(1,983)	(46,265)	—	—
	(5,650)	(127,803)	(2,040)	(36,524)
Net increase (decrease)	(4,341)	$(98,253)	242	$5,540
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Class B Shares that converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the fiscal years ended October 31, 2011 and October 31, 2010, were as follows:

Fund	Year Ended 10/31/11	Year Ended 10/31/10
Large Cap Growth Opportunities	30	65
Mid Cap Growth Opportunities	28	59
Small Cap Growth Opportunities	33	9

50	Nuveen Investments

5. Investment Transactions

Purchases and sales (excluding investments purchased with collateral from securities lending, short-term investments and derivative transactions, where applicable) during the fiscal year ended October 31, 2011, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Purchases	$498,449	$1,307,490	$159,007
Sales	641,620	1,695,922	253,779

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Cost of investments	$627,433	$1,279,842	$150,782
Gross unrealized:
Appreciation	$117,540	$210,263	$11,605
Depreciation	(7,905)	(15,778)	(5,418)
Net unrealized appreciation (depreciation) of investments	$109,635	$194,485	$6,187

Permanent differences, primarily due to redemptions in-kind, net operating losses, tax equalization, Real Estate Investment Trust adjustments, and investments in partnerships, resulted in reclassifications among the Funds’ components of net assets at October 31, 2011, as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Capital paid-in	$30,262	$100,365	$8,632
Undistributed (Over-distribution) of net investment income	1,297	3,741	1,333
Accumulated net realized gain (loss)	(31,559)	(104,106)	(9,965)

The tax components of undistributed net ordinary income and net long-term capital gains at October 31, 2011, the Funds’ tax year end, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Undistributed net ordinary income*	$—	$—	$—
Undistributed net long-term capital gains	18,182	38,746	1,420
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2011 and October 31, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income*	$—	$—	$—
Distributions from net long-term capital gains	—	—	—

2010	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income*	$2,106	$—	$—
Distributions from net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.

Nuveen Investments	51

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

During the Funds’ tax year ended October 31, 2011, the Funds utilized their capital loss carryforwards as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Utilized capital loss carryforwards	$42,227	$91,799	$16,281

7. Management Fees and Other Transactions with Affiliates

Investment Advisory Fees

During the period November 1, 2010 through December 31, 2010, pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors managed each Fund’s assets and furnished related office facilities, equipment, research, and personnel. The Agreement required each Fund to pay FAF Advisors the following annual advisory fee, payable monthly, based on average daily net assets:

Fund	Advisory Fee Rate
Large Cap Growth Opportunities*	.65%
Mid Cap Growth Opportunities	.70
Small Cap Growth Opportunities	1.00
*	The advisory fees for Large Cap Growth Opportunities were equal to an annual rate of .65% of the average daily net assets up to $3 billion, .625% of the average daily net assets on the next $2 billion and .60% of the average daily net assets in excess of $5 billion.

Effective January 1, 2011, pursuant to a new investment advisory agreement (the “New Agreement”), the Funds’ new investment adviser is Nuveen Fund Advisors. Under the New Agreement, each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Growth Opportunities Fund-Level Fee Rate	Mid Cap Growth Opportunities Fund-Level Fee Rate	Small Cap Growth Opportunities Fund-Level Fee Rate
For the first $125 million	.6500%	.7000%	.8000%
For the next $125 million	.6375	.6875	.7875
For the next $250 million	.6250	.6750	.7750
For the next $500 million	.6125	.6625	.7625
For the next $1 billion	.6000	.6500	.7500
For net assets over $2 billion	.5750	.6250	.7250

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s

52	Nuveen Investments

issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2011, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Large Cap Growth Opportunities	.1975%
Mid Cap Growth Opportunities	.1971
Small Cap Growth Opportunities	.2000

The management fee compensates Nuveen Fund Advisors for the overall investment advisory and administrative services and general office facilities it provides for the Funds. Nuveen Fund Advisors is responsible for each Fund’s overall strategy and asset allocation decisions. Effective January 1, 2011, Nuveen Fund Advisors has entered into a sub-advisory agreement with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser will be compensated for its services to the Funds from the management fees paid to Nuveen Fund Advisors.

During the period November 1, 2010 through December 31, 2010, the Funds may have invested in related money market funds that were series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acted as the investment advisor to both the investing Funds and the related money market funds, FAF Advisors reimbursed each investing Fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that was attributable to the assets of the investing Funds. This reimbursement, if any, is recognized as a component of “Expense reimbursement” on the Statement of Operations, and terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

During the period November 1, 2010 through December 31, 2010, FAF Advisors agreed to waive fees and reimburse other Fund expenses of Small Cap Growth Opportunities so that total annual Fund operating expenses, excluding indirect fees and expenses incurred through investment in exchange-traded funds and other investment companies, as a percentage of each Fund’s average daily net assets, did not exceed the following amounts:

Small Cap Growth Opportunities
Class A Shares	1.47%
Class B Shares	2.22
Class C Shares	2.22
Class R3 Shares (1)	1.72
Class I Shares (1)	1.22
Expiration date	February 28, 2011

(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Effective January 1, 2011, Nuveen Fund Advisors agreed to waive fees and reimburse other Fund expenses of Small Cap Growth Opportunities so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table:

Small Cap Growth Opportunities
Class A Shares	1.47%
Class B Shares	2.22
Class C Shares	2.22
Class R3 Shares (1)	1.72
Class I Shares (1)	1.22
Expiration date	February 29, 2012

(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

During the period November 1, 2010 through December 31, 2010, independent directors of the Funds may have participated and elected to defer receipt of part or all of their annual compensation under a deferred compensation plan (the “Plan”). Deferred amounts were treated as though equivalent dollar amounts had been invested in shares of selected open-end funds as designated by each director. All amounts in the Plan were 100% vested and accounts under the Plan were obligations of the Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Effective January 1, 2011, independent directors may elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Funds advised by Nuveen Fund Advisors. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Funds advised by Nuveen Fund Advisors.

Nuveen Investments	53

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Administration Fees

During the period November 1, 2010 through December 31, 2010, FAF Advisors served as the Funds’ administrator pursuant to an administration agreement between FAF Advisors and the Funds. U.S. Bancorp Fund Services, LLC (“USBFS”) served as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors was compensated to provide, or compensated other entities to provide, services to the Funds. These services included various legal, oversight, and administrative and accounting services. The Funds paid FAF Advisors administration fees, which were calculated daily and paid monthly, equal to each Fund’s pro rata share of an amount equal, on an annual basis, to .25% of the aggregate average daily net assets of all open-end funds in the First American Funds family up to $8 billion, .235% on the next $17 billion of the aggregate average daily net assets, .22% on the next $25 billion of the aggregate average daily net assets and .20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator were paid from the administration fee. In addition to these fees, the Funds may have reimbursed FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services. Effective January 1, 2011, FAF Advisors and USBFS no longer serve as the Funds’ administrator and sub-administrator, respectively, and the Funds have not entered into any new administration or sub-administration agreements.

Transfer Agent Fees

USBFS serves as the Funds’ transfer agent pursuant to a transfer agent agreement with the Trust. The Funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each Fund based upon the number of accounts within each Fund. In addition to these fees, the Funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

Custodian Fees

U.S. Bank serves as the custodian for each Fund pursuant to a custodian agreement with the Trust. The custodian fee charged for each Fund is equal to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly. Interest earned on uninvested cash balances is used to reduce a portion of each Fund’s custodian expenses. These credits, if any, are recognized as “Custodian fee credit” on the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the Funds’ custodian expenses.

Distribution and Shareholder Servicing (12b-1) Fees

During the period November 1, 2010 through December 31, 2010, Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, served as the distributor of the Funds pursuant to a distribution agreement with the Trust. Under the distribution agreement, and pursuant to a plan adopted by each Fund under Rule 12b-1 of the Investment Company Act, each Fund paid Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of .25%, 1.00%, 1.00% and .50% of each Fund’s average daily net assets of Class A, Class B, Class C and Class R Shares (renamed Class R3 Shares), respectively. No distribution or shareholder servicing fees were paid by Class Y Shares (renamed Class I Shares). These fees may have been used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities. During the period November 1, 2010 through December 31, 2010, there were no distribution and shareholder servicing fees waived by Quasar.

Effective January 1, 2011, the Funds entered into a distribution agreement with Nuveen Securities LLC, who now serves as the Funds’ distributor. Under the new agreement, Class A Shares continue to incur a .25% annual 12b-1 service fee. Class B Shares and Class C Shares continue to incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class R3 Shares continue to incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares continue to not be subject to any sales charge or 12b-1 distribution or service fees. Annual distribution and service fees are based on average daily net assets.

During the fiscal year ended October 31, 2011, Quasar and/or Nuveen Securities, LLC collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Sales charges collected (Unaudited)	$118	$173	$25
Paid to financial intermediaries (Unaudited)	105	155	22

Quasar and/or Nuveen Securities, LLC also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended October 31, 2011, Quasar and/or Nuveen Securities, LLC compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Commission advances (Unaudited)	$47	$40	$2

54	Nuveen Investments

All 12b-1 service and distribution fees collected on Class B and C Shares during the first year following a purchase were retained by Quasar and/or the Nuveen Securities, LLC to compensate for commissions advanced to financial intermediaries. During the fiscal year ended October 31, 2011, Quasar and/or the Nuveen Securities, LLC retained such 12b-1 fees as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
12b-1 fees retained (Unaudited)	$36	$47	$16

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Other Fees and Expenses

In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each Fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. During the period November 1, 2010 through December 31, 2010, legal fees and expenses of $3 were paid to a law firm of which an Assistant Secretary of the Funds was a partner.

Contingent Deferred Sales Charges

During the period November 1, 2010 through January 17, 2011, Class A Shares of the Funds, with the exception of Small Cap Growth Opportunities, were sold with an up-front sales charge of 5.50%. Small Cap Growth Opportunities, Class A Shares were sold with an up-front sales charge of 4.25%. Class B Shares were subject to a contingent deferred sales charge (“CDSC”) of up to 5% depending upon the length of time the shares were held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares were subject to a CDSC of 1% for twelve months. Class R Shares (renamed Class R3 Shares) and Class Y Shares (renamed Class I Shares) had no sales charge and were offered only to certain qualifying accounts and qualifying institutional investors, respectively.

Effective January 18, 2011, Class A Shares of the Funds are sold with an up-front sales charge of 5.75%. Class A Share purchases of the Funds continue to be subject to a CDSC of 1% if redeemed within twelve months of purchase. Class B Shares continue to be subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC continues to be reduced to 0% at the end of six years). Class B Shares continue to automatically convert to Class A Shares eight years after purchase. Class C Shares continue to be subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares and Class I Shares continue to have no sales charge and are offered only to certain qualifying accounts and qualifying institutional investors, respectively.

Quasar and/or Nuveen Securities, LLC also collected and retained CDSC on share redemptions during the fiscal year ended October 31, 2011, as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
CDSC retained (Unaudited)	$3	$8	$—

Affiliated 401(k) Plan and Redemptions In-Kind

An affiliated 401(k) plan of FAF Advisors (the “plan”) previously offered certain funds as investment options to plan participants. As a result of a decision to no longer offer such funds as investment options, certain fund shares held in the plan were redeemed in-kind on December 1, 2010, in the amounts as follows:

Large Cap Growth Opportunities	$86,539
Mid Cap Growth Opportunities	129,554

An affiliated pension plan of FAF Advisors (the “plan”) also previously offered certain funds as investment options to plan participants. As a result of a decision to no longer offer such funds as investment options, certain fund shares held in the plan were redeemed in-kind on December 20, 2010, in the amounts as follows:

Mid Cap Growth Opportunities	$191,102
Small Cap Growth Opportunities	46,265

In these transactions, the Funds paid redemption proceeds by distributing a proportionate amount of securities in their respective portfolios. Remaining shareholders in the Funds did not recognize any capital gains from the transactions.

Nuveen Investments	55

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

56	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	241
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	241
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	241
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	241
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	241
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	241
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	241

Nuveen Investments	57

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	241
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	241

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	241
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	241
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	241

58	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	241
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	241
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	241
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	241
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	241
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	241

Nuveen Investments	59

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	241
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	241
Jeffery M. Wilson 3/13/56 333 W. Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

60	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

A. Background

Prior to January 1, 2011, FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), served as investment adviser to each Fund pursuant to an investment advisory agreement between First American Investment Funds, Inc. (the “Company”) and FAF (the “Prior Advisory Agreement”), and as administrator to each Fund pursuant to an administrative agreement between the Company and FAF (the “Prior Administrative Agreement”). On July 29, 2010, U.S. Bank and FAF entered into a definitive agreement with Nuveen Investments, Inc. (“Nuveen”), Nuveen Asset Management (“NAM”) and certain Nuveen affiliates, whereby NAM would acquire a portion of the asset management business of FAF (the “Transaction”). The acquired business included the assets of FAF used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products (other than the money market business and closed-end funds advised by FAF), including the Funds. In connection with the Transaction, the Board of Directors (the “Prior Board”) serving the Funds as directors at that time (each a “Prior Director” and, collectively, the “Prior Directors”) considered a number of proposals designed to integrate the Funds into the Nuveen family of funds, including the appointment of NAM as investment adviser and Nuveen Investments, LLC as distributor to the Funds. The Prior Board also considered a proposal in connection with an internal restructuring of NAM (the “Restructuring”), for Nuveen Asset Management, LLC (“NAM LLC”), a wholly-owned subsidiary of NAM formed in anticipation of the Restructuring, to serve as sub-advisor for each Fund.

The Prior Board approved a new investment advisory agreement (the “New Advisory Agreement”) for each Fund with NAM and an investment sub-advisory agreement between NAM and NAM LLC (the “NAM Sub-Advisory Agreement”). At a meeting of the Funds’ stockholders held on December 17, 2010, stockholders of the Funds approved the New Advisory Agreement and the NAM Sub-Advisory Agreement. In addition, stockholders of the Company’s funds (including the Funds) elected ten directors, including one Prior Director, to the board of directors of the Company (the “New Board”).

On December 31, 2010, the Transaction closed and the New Board (which replaced the Prior Board) took effect. On January 1, 2011, the New Advisory Agreement and the NAM Sub-Advisory Agreement became effective. In addition, in connection with the Restructuring, NAM has changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The following is a summary of the considerations of the Prior Board, which were set forth in a proxy statement dated November 10, 2010 (the “Proxy Statement”), in approving the New Advisory Agreement and the NAM Sub-Advisory Agreement for the Funds.

B. Prior Board Considerations

The New Advisory Agreement for each Fund was approved by the Prior Board after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Prior Board authorized the submission of the New Advisory Agreement for consideration by each Fund’s stockholders.

At meetings held in May and June of 2010, the Prior Board was apprised of the general terms of the Transaction and, as a result, began the process of considering the transition of services from FAF to NFA. In preparation for its September 21-23, 2010 meeting, the Prior Board received, in response to a written due diligence request prepared by the Prior Board and its independent legal counsel and provided to NFA and FAF, a significant amount of information covering a range of issues in advance of the meeting. To assist the Prior Board in its consideration of the New Advisory Agreement for each Fund, NFA provided materials and information about, among other things: (1) NFA and its affiliates, including their history and organizational structure, product lines, experience in providing investment advisory, administrative and other services, and financial condition, (2) the nature, extent and quality of services to be provided under the New Advisory Agreement, (3) proposed Fund fees and expenses and comparative information relating thereto, and (4) NFA’s compliance and risk management capabilities and processes. In addition, the Prior Board was provided with a memorandum from independent legal counsel outlining the legal duties of the Prior Board under the Investment Company Act of 1940, as amended (the “1940 Act”). In response to further requests from the Prior Board and its independent legal counsel, NFA and FAF provided additional information to the Prior Board following its September 21-23 meeting.

An additional in-person meeting of the Prior Board to consider the New Advisory Agreement was held on October 7, 2010, at which the members of the Prior Board in attendance, all of whom were not considered to be “interested persons” of the Company as defined in the 1940 Act (the “Independent Prior Directors”), approved the New Advisory Agreement with NFA for each Fund.

In considering the New Advisory Agreement for each Fund, the Prior Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of services to be rendered to the Funds by NFA, (2) the cost of services to be provided, including Fund expense information, and (3) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale.

In considering the New Advisory Agreement, the Prior Board did not identify any particular information that was all-important or controlling, and each Prior Director may have attributed different weights to the various factors discussed below. Where appropriate, the Prior Directors evaluated all information available to them regarding the Company’s funds on a fund-by-fund basis, and their determinations were made separately with respect to each such fund (including each of the Funds). The Prior Directors, all of whom were Independent Prior Directors, concluded that the terms of the New Advisory Agreement and the fee rates to be paid in light of the services to be provided to each Fund are in the best interests of each Fund, and that the New Advisory Agreement should be

Nuveen Investments	61

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

approved and recommended to stockholders for approval. In voting to approve the New Advisory Agreement with respect to each Fund, the Prior Board considered in particular the following factors:

Nature, Extent and Quality of Services. In considering approval of the New Advisory Agreement, the Prior Board considered the nature, extent and quality of services to be provided by NFA, including advisory services and administrative services. The Prior Board reviewed materials outlining, among other things, NFA’s organizational structure and business; the types of services that NFA or its affiliates are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and fund product lines offered by NFA. The Prior Board considered that affiliation with a larger fund complex and well-recognized sponsor may result in a broader distribution network, potential economies of scale with respect to other services or fees and broader shareholder services including exchange options.

With respect to personnel, the Prior Board considered information regarding retention plans for current FAF employees who would be offered employment by NFA, and the background and experience of NFA employees who would become portfolio managers as of the closing of the Transaction. The Prior Board also reviewed information regarding portfolio manager compensation arrangements to evaluate NFA’s ability to attract and retain high quality investment personnel.

In evaluating the services of NFA, the Prior Board also considered NFA’s ability to supervise the Funds’ other service providers and, given the importance of compliance, NFA’s compliance program. Among other things, the Prior Board considered the report of NFA’s chief compliance officer regarding NFA’s compliance policies and procedures.

In addition to advisory services, the Prior Board considered the quality of administrative services expected to be provided by NFA and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Prior Board considered that, based on representations from FAF and NFA, the Transaction would allow stockholders to continue their investment in each of the Company’s funds with the same investment objective and principal strategies and, in most cases, the same portfolio management team. In light of the continuity of investment personnel in most cases (with respect to the Company’s funds in the aggregate), the Prior Board considered the historical investment performance of each of the Company’s funds (including each Fund) previously provided during the annual contract renewal process.

Cost of Services Provided by NFA. In evaluating the costs of the services to be provided by NFA under the New Advisory Agreement, the Prior Board received a comparison of each Fund’s annual operating expenses as of June 30, 2010 under the Prior Advisory Agreement and under the New Advisory Agreement, in each case adjusted to reflect a decrease in net assets for certain of the Company’s funds from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction. The Prior Board considered, among other things, that the advisory fee rates and other expenses would change as a result of NFA serving as investment adviser to each Fund. The Prior Board noted that the services provided by NFA under the New Advisory Agreement would include certain administrative services, which services (along with other services) were provided pursuant to the Prior Administrative Agreement and were charged separately from the advisory fee. Accordingly, the Prior Board considered that the fee rates paid under the New Advisory Agreement include bundled investment advisory and administrative fees and thus are higher than the fee rates paid under the Prior Advisory Agreement for most of the Company’s funds, but lower than the combined fee rates paid under the Prior Advisory Agreement and the Prior Administrative Agreement. The Prior Board also noted that certain administrative services provided under the Prior Administrative Agreement would not be provided under the New Advisory Agreement and will be delegated to other service providers. Similarly, certain fees paid by FAF under the Prior Administrative Agreement will not be paid by NFA under the New Advisory Agreement and will be paid directly by the Funds. However, immediately following the closing of the Transaction, the net expense ratio of each Fund was expected to be the same or lower than the Fund’s net expense ratio as of June 30, 2010, adjusted (where applicable) to reflect a decrease in net assets resulting from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction, assuming the Fund’s net assets at the time of the closing of the Transaction were no lower than their adjusted June 30 level. In addition, the Prior Board noted that NFA has committed to certain undertakings to maintain current fee caps and/or to waive fees or reimburse expenses to maintain net management fees at certain levels and Nuveen has represented to the Prior Board that Nuveen and its affiliates will not take any action that imposes an “unfair burden” on any Fund as a result of the Transaction. The Prior Board also considered that fees payable under the New Advisory Agreement include both a fund-level fee and a complex-level fee, and that schedules for the fund-level and complex-level fees contain breakpoints that are based, respectively, on Fund assets and Nuveen complex-wide assets. The Prior Board considered that breakpoints in the fund-level fee allow for the possibility that this portion of the advisory fee could decline in the future if Fund assets were to increase or increase in the future if Fund assets were to decline. The Prior Board also considered that breakpoints in the complex-level fee allow for the possibility that this portion of the advisory fee could decline in the future if complex-wide assets were to increase or increase in the future if complex-wide assets were to decline, regardless, in each case, of whether assets of the particular Fund had increased or decreased.

In considering the compensation to be paid to NFA, the Prior Board also reviewed fee information regarding NFA-sponsored funds, to the extent such funds had similar investment objectives and strategies to the Funds. The Prior Board reviewed information provided by NFA regarding similar funds managed by NFA and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Company’s funds. The Prior Board also compared proposed fee and expense information to the median fees and expenses of comparable funds, using information provided by an independent data service.

62	Nuveen Investments

In evaluating the compensation, the Prior Board also considered other amounts expected to be paid to NFA by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NFA and its affiliates are expected to receive, that are directly attributable to the management of the Funds.

The Prior Board also considered that the Funds would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing the Proxy Statement.

Economies of Scale. The Prior Board reviewed information regarding potential economies of scale or other efficiencies that might result from the Funds’ potential association with Nuveen. The Prior Board noted that the New Advisory Agreement provides for breakpoints in the Funds’ fund-level and complex-level management fee rates as the assets of the Funds and the assets held by the various registered investment companies sponsored by Nuveen increase, respectively. The Prior Board concluded that the structure of the investment management fee rates, with the breakpoints for the Funds under the New Advisory Agreement, reflected sharing of potential economies of scale with the Funds’ stockholders.

Conclusion. After deliberating in executive session, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, approved the New Advisory Agreement with respect to each Fund, concluding that the New Advisory Agreement was in the best interests of each Fund.

NAM Sub-Advisory Agreement. The Prior Board also approved the NAM Sub-Advisory Agreement between NFA and NAM LLC as a result of the Restructuring expected to occur with NFA. The Prior Board considered that the services to be provided by NAM LLC under the NAM Sub-Advisory Agreement would not result in any material change in the nature or level of investment advisory services or administrative services provided to the Funds. In addition, the portfolio managers will continue to manage the Funds in their capacity as employees of NAM LLC. The Prior Board considered that NFA will pay a portion of the advisory fee it receives from each Fund to NAM LLC for its services as sub-advisor. The Prior Board concluded, based upon the conclusions that the Prior Board reached in connection with the approval of the New Advisory Agreement and after determining that it need not reconsider all of the factors that it had considered in connection with the approval of the New Advisory Agreement, to approve the NAM Sub-Advisory Agreement.

Nuveen Investments	63

Notes

64	Nuveen Investments

Notes

Nuveen Investments	65

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Growth Funds Classification. The Lipper Large-Cap Growth Funds Classification Average contained 766, 575 and 370 funds for the 1-year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. The Lipper Multi-Cap Growth Funds Classification Average contained 494, 335 and 227 for the 1-year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Small-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small Cap-Growth Funds Classification. The Lipper Small-Cap Growth Funds Classification Average contained 499, 377 and 245 funds for the 1-year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000 Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Russell 2000 Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Russell Midcap Growth Index: An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

66	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and Shareholder Services

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Long-Term Capital Gain Distributions: The following Funds designate as a long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amounts shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2011:

Fund	Long Term Capital Gain Dividend (in thousands)
Nuveen Large Cap Growth Opportunities Fund	$2,343
Nuveen Mid Cap Growth Opportunities Fund	7,697

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	67

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FCGO-1011P

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation potential.

Annual Report

October 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Large Cap Select Fund	FLRAX	—	FLYCX	FLSSX	FLRYX
Nuveen Mid Cap Select Fund	FATAX	FITBX	FTACX	—	FATCX
Nuveen Small Cap Select Fund	EMGRX	ARSBX	FHMCX	ASEIX	ARSTX

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

December 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

David Chalupnik, CFA, and Anthony (Tony) Burger, CFA, are the portfolio managers for the Nuveen Large Cap Select Fund (formerly known as First American Large Cap Select Fund). David, who has more than 27 years of financial industry experience, assumed portfolio management responsibilities in 2003. Tony, with more than 17 years of financial industry experience, joined the management team for the Fund in 2004.

Tony and David are also the portfolio managers for the Nuveen Mid Cap Select Fund (formerly known as First American Mid Cap Select Fund). They both assumed portfolio management responsibilities for the Fund in 2005.

Allen Steinkopf, CFA, and Mark Traster, CFA, are the portfolio managers for the Nuveen Small Cap Select Fund (formerly known as First American Small Cap Select Fund). Allen, who has 18 years of financial industry experience, assumed portfolio management responsibilities in 2004. Mark, with 19 years of experience, joined the management team for the Fund in 2008.

On the following pages, the portfolio management teams for the Funds examine economic and equity market conditions, key investment strategies and the Funds’ performance for the twelve-month period ended October 31, 2011.

What factors affected the U.S. economic and equity market environments during the twelve-month reporting period ended October 31, 2011?

During this period, the U.S. economy’s recovery from recession remained slow. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its November 2011 meeting (shortly after the end of this reporting period), the central bank reaffirmed its opinion that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through mid-2013. The Fed also said that it would continue its program to extend the average maturity of its U.S. Treasury holdings by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery, and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

Nuveen Investments	5

In the third quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.0%, the best growth number since the fourth quarter of 2010 and the ninth consecutive quarter of positive growth. The Consumer Price Index (CPI) rose 3.5% year-over-year as of October 2011, while the core CPI (which excludes food and energy) increased 2.1%, edging just above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Unemployment numbers remained high, as October 2011 marked the seventh straight month with a national jobless number of 9.0% or higher. However, after the reporting period came to a close, the U.S. unemployment rate fell to 8.6% in November 2011. While the dip was a step in the right direction, it was partly due to a number of individuals dropping out of the hunt for work. The housing market also continued to be a major weak spot. For the twelve months ended September 2011 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s/Case-Shiller Index lost 3.6%, with 18 of the 20 major metropolitan areas reporting losses. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

The ongoing economic uncertainty and the continual resurfacing of the European debt issue caused a high degree of volatility in the equity markets. The first half of the period saw dramatic gains for stocks and other risk assets fueled by signs of an improving economy. However, as the summer progressed, markets fell back sharply. For much of August and September, stocks traded lower before staging a comeback in the final month of the period. Over the course of the full reporting period, larger U.S. companies generally had stronger returns than their smaller sized and overseas counterparts.

Nuveen Large Cap Select Fund

How did the Fund perform during the twelve-month period ended October 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year, five-year and since inception periods ended October 31, 2011. The Fund’s Class A Shares at net asset value (NAV) underperformed the S&P 500 Index and the Lipper classification average over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations of $3 billion or greater at the time of purchase. During the twelve-month period, we continued to utilize our deep, rigorous research approach to find and invest in stocks that we believed had strong and/or improving fundamentals, attractive valuations and a catalyst for future positive relative price performance. We also continued to tilt the portfolio to areas of the market that our research suggested were particularly attractive. Throughout this time frame, the portfolio was tilted toward cyclical stocks and sectors that appeared to have further margin expansion capacity while still selling at attractive valuations. Stocks that we sold generally faced an expected or actual deterioration in their fundamental earnings outlook, the realization or removal of the expected catalyst or excessive valuation.

6	Nuveen Investments

Despite the fact that highly cyclical industrials didn’t perform all that well overall during the fiscal year, the Fund outperformed in that sector due to strong stock selection. The Fund especially benefited from our emphasis on several broadly diversified companies such as Eaton, Honeywell and Parker Hannifin. Eaton is a global leader in parts manufacturing for the industrial, aerospace, truck and automotive industries. Honeywell is a diversified technology and manufacturing company with products across a range of industries including aerospace, building control systems, automotive, specialty materials and transportation. Likewise, Parker Hannifin is a leading manufacturer of motion and control technologies and systems for a wide variety of commercial, mobile, industrial and aerospace markets. These companies’ exposure to a broad array of industries helped them outperform the more cyclical names in the group.

Stock selection was also strong in the technology sector. Our focus on owning stocks related to strong secular trends such as tablets, smart phones, data storage and data analytics was beneficial to the Fund’s performance. In particular, four holdings outperformed the sector and the market during the quarter. Our standout performer was Apple as it continued to dominate and gain market share in the computing devices market with the introduction of its new iPad and upgrades to its iPhone. Also, QUALCOMM, the largest global manufacturer of mobile phone chipsets, outperformed due to the increasing demand for smart phones. Software company Teradata, which offers data management and analytical tools to other firms, saw its stock gain as companies around the globe attempted to increase their effectiveness through customer data analysis. Finally, owning data storage provider EMC aided results as the company benefited from the increased demand for data storage and analysis worldwide. Although we still own Apple, QUALCOMM and Teradata, we sold EMC due to its tremendous exposure to Europe. In addition, avoiding companies tied to older technology that is losing market share — such as personal computers and networks — also benefited results. For example, the Fund’s relative return was helped by not owning Hewlett-Packard and Cisco Systems, two companies that underperformed during the period.

The Fund’s unfavorable results in several other sectors offset the above-mentioned areas of strength. For example, we underperformed in both basic materials and energy as concerns about global growth, the European debt crisis and a double-dip recession in the United States held back much of the sector and the Fund’s holdings. Fears about the impact of a growth slowdown in emerging markets like China hurt the Fund’s positions in copper producer Freeport-McMoRan Copper & Gold and aluminum company Alcoa. Both companies export much of their product into China for new construction. As China’s economy and building activity slowed, the demand for both copper and aluminum dropped and the stocks underperformed. We still like Freeport-McMoRan and have held onto the Fund’s position; however, we sold Alcoa during the period.

In energy, the sector overall outperformed the market, but the Fund’s holdings fell short. While the smaller, high production and refining companies performed best in the segment, we did not own any of these stocks in the Fund. We were overweight in oil services stocks, another area that outperformed the market; unfortunately we mistimed our overweight and owned the wrong stocks within the group. We added to oil services during August when stocks were under pressure and we saw values there. However, we were a bit early in our overweight as companies like Halliburton and Baker Hughes have

Nuveen Investments	7

underperformed since we purchased them. We also underperformed in the production area with our holding in Hess Corporation, a diversified international energy producer. The stock’s results were basically flat versus a sector that did quite well. In addition, we owned Whiting Petroleum in that segment for most of the year. Whiting’s stock fell after the company experienced production problems due to the severe flooding around its Bakken and Three Forks shale areas in North Dakota.

In financials, a combination of an overweight stance and poor stock selection hurt results. The sector struggled throughout the year, particularly the larger companies tied to global growth and asset exposure in Fund holdings such as JPMorgan Chase, Citigroup and Goldman Sachs. We sold Goldman Sachs and reduced exposure to JPMorgan and Citigroup because of concerns over the ongoing European sovereign debt issues. We did offset some of the poor results with our repositioning into high-quality, domestic-oriented financials that do not have as much exposure overseas such as Wells Fargo and Capital One. Wells Fargo, which is now the Fund’s largest financial weight, benefited from good operating trends and strong credit quality and earnings. Capital One, a U.S. bank and credit card company, also saw positive performance during a period when the overall segment produced negative results.

We have reduced most of the Fund’s cyclical overweights, like materials and industrials, to be more in line with the benchmark weights; however, we are maintaining our large overweight in consumer discretionary and significant underweight to consumer staples. With the consumer discretionary sector being so diverse, we continue to find a lot of interesting ideas with strong current and expected fundamentals and attractive valuations. We’re steering away from staples as we find those stocks fairly valued and their fundamentals more challenged as higher commodity prices impact their margins. We remain slightly overweight in the energy sector with an emphasis on oil services, where we believe stocks are still tremendously undervalued. These stocks are pricing in a recession, which we do not believe will happen, while they should continue to benefit from high oil prices. While the Fund still maintains a slight overweight to financials, we did take that weighting down during the fiscal year and are maintaining the lower weight.

Nuveen Mid Cap Select Fund

How did the Fund perform during the twelve-month period ended October 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2011. The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell Midcap® Index and the Lipper category average over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $350 million and $14 billion. During the twelve-month period, we continued to implement our “best of the best” investment approach. We started by using

8	Nuveen Investments

a combination of fundamental and quantitative analysis to identify mid-sized companies that we believed had strong fundamentals, attractive valuations and a catalyst for future positive relative performance. We further narrowed down our investable universe by identifying only those stocks that were held in other funds within our firm. We then combined a subset of those stocks into a portfolio that had risk tolerances within our acceptable limits. Generally, stocks we sold faced an expected or actual deterioration in their fundamental earnings outlook, the realization or removal of the expected catalyst or excessive valuation.

As the economic recovery lost its momentum partway through the fiscal year, the Fund’s results were hindered by our overweight position in stocks within the smallest quintile of the benchmark’s market-cap range. Likewise, the Fund was also negatively impacted by an overweight to higher volatility stocks. Although market returns were positive for the year, smaller-cap names and stocks exhibiting the highest volatility were underperformers as investors flocked to more defensive companies that showed more reliable revenue and earnings growth. However, our emphasis on momentum stocks — those that have outperformed the market over the previous twelve months — was an effective strategy as they continued to perform well during this period.

Among the various sectors, industrials and consumer discretionary were the Fund’s top performers during the period. Within industrials, the Fund experienced strong stock selection including a position in aerospace component manufacturer Goodrich, which was taken over by United Technologies. Engineering and construction company MasTec also performed extremely well during the year. The company saw strong revenue and earnings growth due to its entrance into the electrical vehicle market. MasTec also benefited from strong demand in its pipeline business and increased spending by some of its largest wireless customers as they continued to build out and upgrade their networks. Mining equipment manufacturer Joy Global bucked the trend of other commodity-driven global growth companies and turned in strong results. The company benefited from strong management execution in a tough environment.

In the consumer discretionary sector, Fund performance was aided by both an overweight and strong stock selection. Bright spots included a large overweight in yoga and athletic apparel retailer and manufacturer lululemon Athletica. This very strong secular growth company continued to beat expectations for both revenue and earnings as demand for its products soared. Also, discount retailer Dollar Tree continued to produce positive earnings per share surprises and strong operating results as its unique business model continued to attract the cash-conscious consumer.

In utilities and consumer staples, the Fund’s underweights hurt results as investors turned to more defensive companies during periods of volatility. However, our position in cosmetics company Estee Lauder was a bright spot in the staples sector. The company continued to see broad-based, top-line growth and margin expansion as high-end consumers returned to spending for health and beauty products.

Holdings within global growth sectors including materials, technology and energy hurt performance. While technology experienced some positive performance from ATM operator Cardtronics, data warehouse solutions provider Teradata and instrumentation manufacturer MKS Instruments, these results were offset by negative stock selection

Nuveen Investments	9

elsewhere in the sector. Shares of four high-multiple names all suffered during the year as revenue and earnings growth were not able to keep up with lofty investor expectations. These underperformers included software optimization firm F5 Networks; networking and data storage hardware company Brocade; network storage solutions provider NetApp; and design software and service firm Autodesk. We sold all four of these technology holdings during the period.

Unfavorable stock selection in the health care and financial sectors also detracted from the Fund’s results during the period. The financial sector, a particularly tough area throughout the year, had a strong negative effect on our performance. Shares of mortgage insurer MGIC Investment fell back significantly this year as the downgrade of U.S. debt by Standard & Poor’s (S&P) caused investors to worry about potentially higher interest rates and consequently more mortgage defaults. Insurance companies Lincoln National and Hartford Financial also plummeted due to S&P’s downgrade. The Fund did, however, see a few bright spots in financials, such as Discover Financial Services and real estate investment trusts American Campus Communities and Federal Realty Investment Trust. Within health care, shares of the biotechnology instrument manufacturer Illumina dropped more than 50%. The company’s revenue and earnings were far below guidance and expectations because of budget squeezes affecting its government and academic customers.

Because we expect returns to be driven primarily by stock selection, we remain focused on finding companies that exhibit strong or improving business fundamentals, attractive valuations and positive catalysts for improved market recognition. We continue to overweight cyclical sectors in the Fund including consumer discretionary, technology, basic materials and industrials. We are finding considerable earnings leverage, restructuring opportunities and significant values in select cyclical companies. We also are maintaining an overweight in financials. On the other hand, the Fund is underweight in the more economically stable areas of the market such as consumer staples, health care and utilities. We believe that many of the stocks in these sectors are overvalued and fundamentally challenged.

Nuveen Small Cap Select Fund

How did the Fund perform during the twelve-month period ended October 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2011. The Fund’s Class A Shares at net asset value (NAV) slightly underperformed the Russell 2000® Index and the Lipper classification average over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of less than $2.5 billion at the time of purchase. During this period, we continued to execute on our strategy of investing in well-run, small-cap companies we believe offer good value in order to generate

10	Nuveen Investments

competitive returns for the Fund. We also continued to keep the Fund well diversified, with its sector weightings very close to the weights in the Russell 2000 Index.

Health care was the top-performing sector for the Fund during the fiscal year. Endologix was a standout as its new aortic stent has been greeted positively by the marketplace and is taking market share. The company also made a favorable acquisition during the period, which will help Endologix market its product overseas. Mednax, a neonatal and anesthesiologist doctors practice, benefited as the U.S. birth rate bounced back from its negative rate in 2010 to 1%-1.5% growth in 2011. In addition, the company was able to close a number of acquisitions during the year.

In two sectors of the portfolio, industrials and energy, the Fund was rewarded for our emphasis on holdings that benefited from the massive increase in shale drilling activity for natural gas and oil in the United States. Our strategy was also to steer away from natural gas exploration and production and more toward oil-related stocks. In industrials, the Fund experienced strong results led by MasTec, an engineering and construction firm that specializes in services to the telecommunication and energy industries. Several of MasTec’s biggest customers have been heavy spenders this year as they continue to build out and upgrade their wireless networks. MasTec also benefited from strong demand in its pipeline construction business as increased pipeline capacity was needed for the Marcellus and Bakken shale areas. Likewise, industrial handling equipment provider Chart Industries was a beneficiary of increased natural gas production. As production has increased dramatically, liquefied natural gas (LNG) has started to enter into the power vehicle market as well as being a fuel for export. Chart Industries, which constructs holding tanks for LNG, has experienced very strong demand in this business line over the period.

In energy, the Fund’s emphasis on refining and oil services was a significant positive contributor to performance. The Fund benefited from our investment in Delek U.S. Holdings, a small mid-continent refiner. As oil production from the Bakken shale area in North Dakota increased from around 100,000 to 350,000 barrels per day, there was not enough readily available pipeline capacity to move this oil effectively across the country. Delek benefited by paying a lower price for this oil and seeing its margins increase dramatically throughout the year. So despite a slowdown in demand for gasoline and refined products, Delek’s profits were very strong. Another energy holding, oilfield services company Parker Drilling, also capitalized on the increased drilling in the Bakken, Eagle Ford and Marcellus shales. Parker’s Quail Tools subsidiary saw a dramatic surge in demand for its drilling and rental equipment.

While not a large weighting in the Fund, the consumer staples sector contributed positively to its twelve-month performance. The outperformance was driven by our two holdings in the organic foods area, Hain Celestial Group and Smart Balance. After their businesses fell due to the economic slowdown in 2009 and 2010, they both experienced a pick-up in demand during the period. Natural and organic products are being well received as consumers focus on eating healthier foods and using products with fewer chemicals and preservatives. Most of Hain Celestial’s product lines are growing at high single-digit to double-digit rates. Meanwhile, Smart Balance’s spread product business has benefited from an improved pricing environment.

Results were mixed within the technology sector. Smith Micro Software was impacted dramatically as it missed a product cycle with its largest customer and was designed out

Nuveen Investments	11

of the company’s latest product offering. Smith Micro’s stock was down in concert with its very poor operating results; however, the company is working hard with this customer as well as others in the industry to regain lost business. The semiconductor industry was an area of strength, particularly because of merger and acquisition activity in the segment. The Fund benefited from owning chip maker Advanced Analogic Technologies, which received a takeover bid from competitor Skyworks Solutions during the period. The Fund also owned a good-sized position in NetLogic Microsystems, which was bought out by Broadcom for a 35% premium.

The financial sector had a difficult year and was the primary area of weakness for the Fund. In particular, our shortfall was driven by underperformance in MGIC Investment, the country’s largest mortgage insurer. We bought MGIC in 2010 when we believed the company had reserved for the worst of its losses due to the housing crisis and had raised a significant amount of capital to weather the storm. Unfortunately, weak employment and macroeconomic data this past summer caused renewed worries about a double-dip recession and MGIC fell back again. We’ve continued to hold our position as we believe the company has adequate capital and the housing market is seeing some signs of stabilization.

In consumer discretionary, two holdings hurt our results: slot machine manufacturer WMS Gaming and discount shoe retailer Payless ShoeSource. We’ve owned WMS Gaming for a number of years and it’s been a good performer for the Fund. However this past year, the company lost its leadership status in the industry as some of its competitors have been gaining share. Also, Payless Shoes has not been able to recover from the recession as value-oriented consumers have been hit hard and continue to see the slowest recovery. We sold both holdings during the period.

We continue to implement the Fund’s strategy of owning companies that we believe show good and/or improving fundamentals, reasonable valuations and identifiable catalysts that would cause them to outperform within their respective sectors. We kept the Fund’s sector weights fairly neutral relative to the index, allowing stock selection to be the main driver of performance. Our only current sector overweight in the portfolio is in energy.

Despite some of the macro issues hanging over the markets, we’re seeing solid or improving operating performance from a number of companies. We continue to search for opportunities across the portfolio, but particularly in select industries within technology, industrials, utilities and energy that have good secular growth tailwinds. For example, in technology we’re looking for companies that will continue to take share in the 4G wireless build-out or the software-as-a-service (SaaS) industries. Within the industrials and energy sectors, we’re emphasizing areas related to natural gas pipelines. In utilities, we’re looking for companies that have the potential to benefit from the infrastructure upgrades that need to happen to the country’s transmission system, especially on the East Coast.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Investments in small- and mid-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

12	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

Effective January 18, 2011, Class R Shares, and Class Y Shares previously offered by FAF Advisors, Inc., were renamed Class R3 Shares and Class I Shares, respectively.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	13

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Large Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	0.69%	-1.58%	4.91%
Class A Shares at maximum Offering Price	-5.10%	-2.74%	4.21%
S&P 500 Index**	8.09%	0.25%	6.57%
Lipper Large-Cap Core Funds Classification Average**	5.39%	-0.27%	5.98%

Class C Shares	-0.09%	-2.37%	4.09%
Class R3 Shares	0.43%	-1.82%	4.67%
Class I Shares	0.89%	-1.33%	5.17%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	-6.90%	-3.41%	3.50%
Class A Shares at maximum Offering Price	-12.25%	-4.54%	2.80%
Class C Shares	-7.62%	-4.18%	2.69%
Class R3 Shares	-7.14%	-3.63%	3.26%
Class I Shares	-6.75%	-3.16%	3.76%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.25%
Class C Shares	2.00%
Class R3 Shares	1.50%
Class I Shares	1.00%

*	Since inception returns are from 1/31/03.
**	Refer to the Glossary of Terms Used in this Report for definitions.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2011 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Mid Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	1.83%	-0.13%	2.20%
Class A Shares at maximum Offering Price	-4.05%	-1.30%	1.59%
Russell Midcap® Index*	7.85%	2.26%	8.35%
Lipper Mid-Cap Growth Funds Classification Average*	8.19%	3.46%	5.96%

Class B Shares w/o CDSC**	1.01%	-0.88%	1.42%
Class B Shares w/CDSC**	-3.99%	-1.08%	1.42%
Class C Shares	1.05%	-0.87%	1.43%
Class I Shares	2.06%	0.13%	2.45%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	-7.25%	-1.87%	2.75%
Class A Shares at maximum Offering Price	-12.61%	-3.02%	2.14%
Class B Shares w/o CDSC**	-8.01%	-2.61%	1.97%
Class B Shares w/CDSC**	-12.60%	-2.80%	1.97%
Class C Shares	-7.83%	-2.58%	1.99%
Class I Shares	-7.05%	-1.62%	3.02%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	2.00%	1.41%
Class B Shares	2.75%	2.16%
Class C Shares	2.75%	2.16%
Class I Shares	1.75%	1.16%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 1.41%, 2.16%, 2.16% and 1.16%, respectively, for Class A, Class B, Class C and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions.
**	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2011 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Small Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	6.14%	0.34%	7.39%
Class A Shares at maximum Offering Price	0.00%	-0.83%	6.76%
Russell 2000® Index*	6.71%	0.68%	7.02%
Lipper Small-Cap Core Funds Classification Average*	7.31%	1.13%	7.31%

Class B Shares w/o CDSC**	5.39%	-0.42%	6.58%
Class B Shares w/CDSC**	0.39%	-0.57%	6.58%
Class C Shares	5.35%	-0.42%	6.59%
Class R3 Shares	5.85%	0.08%	7.20%
Class I Shares	6.36%	0.58%	7.65%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	-3.96%	-1.95%	6.65%
Class A Shares at maximum Offering Price	-9.50%	-3.11%	6.02%
Class B Shares w/o CDSC**	-4.77%	-2.71%	5.85%
Class B Shares w/CDSC**	-9.53%	-2.86%	5.85%
Class C Shares	-4.65%	-2.68%	5.87%
Class R3 Shares	-4.24%	-2.21%	6.46%
Class I Shares	-3.73%	-1.72%	6.92%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.35%
Class B Shares	2.10%
Class C Shares	2.10%
Class R3 Shares	1.60%
Class I Shares	1.10%

*	Refer to the Glossary of Terms Used in this Report for definitions.
**	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2011 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Holding Summaries (Unaudited) as of October 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Large Cap Select Fund

Portfolio Allocation1

Nuveen Mid Cap Select Fund

Portfolio Allocation1

Nuveen Small Cap Select Fund

Portfolio Allocation1

Portfolio Composition[1]
Consumer Discretionary	22.9%
Information Technology	18.2%
Financials	15.8%
Energy	15.0%
Industrials	9.3%
Health Care	9.1%
Short-Term Investments	0.7%
Other	9.0%

Portfolio Composition[1]
Consumer Discretionary	33.6%
Financials	17.1%
Information Technology	13.3%
Heath Care	8.7%
Industrials	7.8%
Consumer Staples	5.1%
Short-Term Investments	1.8%
Other	12.6%

Portfolio Composition[1]
Financials	18.8%
Information Technology	16.7%
Industrials	16.4%
Consumer Discretionary	14.5%
Heath Care	12.4%
Energy	9.0%
Short-Term	2.5%
Other	9.7%

Top Five Common Stock Holdings[2]
Apple	5.4%
Wells Fargo	3.4%
Schlumberger	3.1%
JPMorgan Chase	2.9%
Bank of America	2.8%

Top Five Common Stock Holdings[2]
lululemon Athletica	3.5%
Dollar Tree	2.9%
Electronic Arts	2.7%
Joy Global	2.6%
Concho Resources	2.4%

Top Five Common Stock Holdings[2]
Umpqua Holdings	2.3%
Parker Drilling	2.0%
MasTec	1.8%
Energy XXI	1.8%
Thoratec	1.7%

1	As a percentage of total investments (excluding investments purchased with collateral from securities lending) as of October 31, 2011. Holdings are subject to change.
2	As a percentage of total common stocks as of October 31, 2011. Holdings are subject to change.

20	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Select Fund

	Actual Performance				Hypothetical Performance
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$866.30	$863.00	$864.90	$867.00	$1,019.41	$1,015.63	$1,018.15	$1,020.52
Expenses Incurred During Period	$5.41	$8.92	$6.58	$4.38	$5.85	$9.65	$7.12	$4.74

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and .93% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Mid Cap Select Fund

	Actual Performance				Hypothetical Performance
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$863.40	$859.90	$859.70	$864.00	$1,018.10	$1,014.27	$1,014.32	$1,019.36
Expenses Incurred During Period	$6.62	$10.17	$10.12	$5.45	$7.17	$11.02	$10.97	$5.90

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.41%, 2.16%, 2.16% and 1.16% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Small Cap Select Fund

	Actual Performance					Hypothetical Performance
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$850.30	$847.40	$847.40	$848.80	$851.00	$1,018.35	$1,014.57	$1,014.62	$1,017.14	$1,019.61
Expenses Incurred During Period	$6.39	$9.83	$9.78	$7.46	$5.18	$6.92	$10.71	$10.66	$8.13	$5.65

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.36%, 2.11%, 2.10%, 1.60% and 1.11% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	21

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Nuveen Large Cap Select Fund (formerly First American Large Cap Select Fund)

Nuveen Mid Cap Select Fund (formerly First American Mid Cap Select Fund)

Nuveen Small Cap Select Fund (formerly First American Small Cap Select Fund)

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Nuveen Large Cap Select Fund (formerly First American Large Cap Select Fund), Nuveen Mid Cap Select Fund (formerly First American Mid Cap Select Fund), and Nuveen Small Cap Select Fund (formerly First American Small Cap Select Fund) (series of Nuveen Investment Funds, Inc., formerly First American Investment Funds, Inc.) (collectively, the ”Funds”) as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Large Cap Select Fund (formerly First American Large Cap Select Fund), Nuveen Mid Cap Select Fund (formerly First American Mid Cap Select Fund), and Nuveen Small Cap Select Fund (formerly First American Small Cap Select Fund) at October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 28, 2011

22	Nuveen Investments

Portfolio of Investments

Nuveen Large Cap Select Fund

(formerly known as First American Large Cap Select Fund)

October 31, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 100.0%

	Consumer Discretionary – 23.1%

55,005	D.R. Horton	$612,206

16,900	DIRECTV, Class A ▼ —	768,274

16,266	Discovery Communications, Class A ▼ —	706,920

46,393	Foot Locker ▼	1,014,151

54,264	International Game Technology	954,504

34,806	Jarden ▼	1,114,836

55,589	Macy’s	1,697,132

19,487	Nordstrom ▼	987,796

27,460	Polaris Industries	1,739,317

32,927	Starbucks	1,394,129

19,453	WABCO Holdings —	976,735

28,399	Williams-Sonoma ▼	1,066,099

34,675	Wyndham Worldwide	1,167,507
	Total Consumer Discretionary	14,199,606
	Consumer Staples – 1.0%

16,712	Dr. Pepper Snapple Group ▼	625,864
	Energy – 15.1%

15,297	Anadarko Petroleum	1,200,815

15,455	Baker Hughes	896,235

29,161	Halliburton	1,089,455

15,527	Hess	971,369

10,483	Noble Energy	936,551

6,775	Occidental Petroleum	629,669

9,856	Pioneer Natural Resources ▼	826,918

25,836	Schlumberger ▼	1,898,171

10,383	SM Energy	860,855
	Total Energy	9,310,038
	Financials – 15.9%

29,610	Capital One Financial ▼	1,351,993

44,765	Citigroup	1,414,126

81,124	Fifth Third Bancorp	974,299

51,611	JPMorgan Chase	1,793,999

18,596	Prudential Financial	1,007,903

88,263	SLM	1,206,555

79,822	Wells Fargo	2,068,188
	Total Financials	9,817,063
	Health Care – 9.2%

11,823	Allergan ▼	994,551

24,173	Gilead Sciences —	1,007,047

9,009	Humana	764,774

9,703	Perrigo ▼	875,987

58,573	Pfizer	1,128,116

18,273	UnitedHealth Group	876,921
	Total Health Care	5,647,396

Nuveen Investments	23

Portfolio of Investments

Nuveen Large Cap Select Fund (continued)

October 31, 2011

Shares	Description ▲		Value

	Industrials – 9.3%

24,991	Boeing	$	1,644,158

19,287	Dover		1,071,007

20,725	Emerson Electric ▼		997,287

33,059	Ingersoll-Rand ▼		1,029,127

22,099	Tyco International		1,006,609
	Total Industrials		5,748,188
	Information Technology – 18.4%

8,285	Apple —		3,353,602

17,544	Check Point Software Technologies ▼ —		1,011,061

32,342	Cypress Semiconductor		618,056

55,940	Electronic Arts ▼ —		1,306,199

44,641	Intel ▼		1,095,490

4,317	MasterCard, Class A		1,499,035

15,444	Novellus Systems —		533,590

20,816	QUALCOMM		1,074,106

13,661	Teradata ▼ —		815,015
	Total Information Technology		11,306,154
	Materials – 3.7%

28,530	Dow Chemical		795,416

26,437	Freeport-McMoRan Copper & Gold		1,064,354

5,833	Walter Energy		441,266
	Total Materials		2,301,036
	Telecommunication Services – 4.3%

18,643	American Tower, Class A —		1,027,229

43,705	Verizon Communications ▼		1,616,211
	Total Telecommunication Services		2,643,440
	Total Common Stocks (cost $58,727,567)		61,598,785

Shares	Description ▲		Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 27.2%

	Money Market Funds – 27.2%

16,724,025	Mount Vernon Securities Lending Prime Portfolio, 0.200% Ω†		16,724,025
	Total Investments Purchased with Collateral from Securities Lending (cost $16,724,025)		16,724,025

Shares	Description ▲		Value
	SHORT-TERM INVESTMENTS – 0.7%

	Money Market Funds – 0.7%

419,012	First American Treasury Obligations Fund, Class Z, 0.000% Ω		419,012
	Total Short-Term Investments (cost $419,012)		419,012
	Total Investments (cost $75,870,604) – 127.9%		78,741,822
	Other Assets Less Liabilities – (27.9)%		(17,194,872)
	Net Assets – 100.0%		$61,546,950

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

See accompanying notes to financial statements.

24	Nuveen Investments

Portfolio of Investments

Nuveen Mid Cap Select Fund

(formerly known as First American Mid Cap Select Fund)

October 31, 2011

Shares	Description ▲		Value

	COMMON STOCKS – 98.5%

	Consumer Discretionary – 33.7%

4,211	Abercrombie & Fitch, Class A ▼	$	313,298

13,088	Ascena Retail Group ▼ —		378,243

24,702	CBS, Class B ▼		637,559

1,853	Chipotle Mexican Grill, Class A ▼ —		622,830

8,667	Discovery Communications, Class A —		376,668

10,582	Dollar Tree —		846,137

24,640	Foot Locker ▼		538,630

30,089	International Game Technology		529,266

18,087	lululemon Athletica ▼ —		1,021,554

18,874	Macy’s ▼		576,223

9,319	Polaris Industries		590,265

846	Priceline.com ▼ —		429,531

5,770	Tupperware Brands		326,236

8,747	ULTA Salon, Comsmetics & Fragrance ▼ —		588,586

7,320	WABCO Holdings —		367,537

6,794	Weight Watchers International ▼		506,968

19,770	Wyndham Worldwide		665,656

3,739	Wynn Resorts		496,539

6,101	Yum! Brands		326,831
	Total Consumer Discretionary		10,138,557
	Consumer Staples – 4.6%

14,478	Dr. Pepper Snapple Group ▼		542,201

4,794	Estee Lauder, Class A		471,969

21,192	Spartan Stores		362,807
	Total Consumer Staples		1,376,977
	Energy – 4.3%

7,656	Concho Resources ▼ —		725,177

6,747	Pioneer Natural Resources ▼		566,073
	Total Energy		1,291,250
	Financials – 17.0%

13,127	American Campus Communities – REIT ▼		511,034

9,209	Ameriprise Financial		429,876

24,857	Cardtronics —		619,685

63,037	CNO Financial Group ▼ —		393,981

12,371	Community Bank System ▼		316,203

45,843	Cubesmart – REIT ▼		449,720

27,813	Discover Financial Services		655,274

5,087	Federal Realty Investment Trust – REIT ▼		451,522

19,144	Lincoln National ▼		364,693

6,179	Prudential Financial		334,902

10,694	Waddell & Reed Financial, Class A		296,545

14,957	Webster Financial		293,756
	Total Financials		5,117,191

Nuveen Investments	25

Portfolio of Investments

Nuveen Mid Cap Select Fund (continued)

October 31, 2011

Shares	Description ▲		Value

	Health Care – 8.8%

8,183	Alexion Pharmaceuticals —	$	552,434

21,621	Align Technology ▼ —		497,932

12,454	AmerisourceBergen ▼		508,123

6,879	Humana		583,958

5,448	Perrigo ▼		491,846
	Total Heath Care		2,634,293
	Industrials – 7.8%

60,760	CBIZ ▼ —		384,611

8,873	Joy Global		773,725

18,393	MasTec ▼ —		397,657

19,355	PHH ▼ —		357,100

2,678	Precision Castparts		436,916
	Total Industrials		2,350,009
	Information Technology – 13.4%

8,992	Altera ▼		340,977

33,876	Electronic Arts ▼ —		791,005

15,338	MKS Instruments		408,604

16,301	National Instruments ▼		435,400

18,273	Plantronics ▼		610,501

12,110	Red Hat —		601,261

8,500	Teradata ▼ —		507,110

15,483	Vocus —		315,543
	Total Information Technology		4,010,401
	Materials – 2.3%

7,013	Albemarle		373,723

7,506	Celanese, Class A		326,886
	Total Materials		700,609
	Telecommunication Services – 1.5%

8,162	American Tower, Class A —		449,726
	Utilities – 5.1%

30,029	CMS Energy ▼		625,204

9,705	OGE Energy ▼		502,137

12,275	Public Service Enterprise Group		413,666
	Total Utilities		1,541,007
	Total Common Stocks (cost $27,213,797)		29,610,020

Shares	Description ▲		Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 43.4%

	Money Market Funds – 43.4%

13,037,510	Mount Vernon Securities Lending Prime Portfolio, 0.200% Ω †		13,037,510
	Total Investments Purchased with Collateral from Securities Lending (cost $13,037,510)		13,037,510

Shares	Description ▲		Value
	SHORT-TERM INVESTMENTS – 1.8%

	Money Market Funds – 1.8%

535,833	First American Treasury Obligations Fund, Class Z, 0.000% Ω		535,833
	Total Short-Term Investments (cost $535,833)		535,833
	Total Investments (cost $40,787,140)- 143.7%		43,183,363
	Other Assets Less Liabilities – (43.7)%		(13,132,587)
	Net Assets – 100.0%	$	30,050,776

26	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	27

Portfolio of Investments

Nuveen Small Cap Select Fund

(formerly known as First American Small Cap Select Fund)

October 31, 2011

Shares	Description ▲		Value

	COMMON STOCKS – 95.9%

	Consumer Discretionary – 14.2%

228,742	Ann ▼ —	$	6,093,687

184,080	Ascena Retail Group ▼ —		5,319,912

185,409	Bravo Brio Restaurant Group ▼ —		3,602,497

329,675	Brunswick ▼		5,822,061

61,733	Buffalo Wild Wings ▼ —		4,087,959

195,914	Coinstar ▼ —		9,352,934

303,320	Gaylord Entertainment ▼ —		7,094,655

216,160	Life Time Fitness ▼ —		9,322,981

50,642	Panera Bread, Class A —		6,770,329

66,471	Pool ▼		1,942,283

247,641	ReachLocal ▼ —		2,478,886

389,110	Texas Roadhouse ▼ —		5,575,946

186,587	Valassis Communications ▼ —		3,644,044

104,415	Warnaco Group ▼ —		5,126,777

323,967	Zumiez ▼ —		7,370,249
	Total Consumer Discretionary		83,605,200
	Consumer Staples – 2.5%

89,699	Chef’s Warehouse Holdings ▼ —		1,281,799

153,347	Hain Celestial Group —		5,146,325

1,225,875	Smart Balance ▼ —		8,029,481
	Total Consumer Staples		14,457,605
	Energy – 8.8%

84,602	Carrizo Oil & Gas —		2,301,174

347,813	Energy XXI ▼ —		10,215,268

188,433	GeoResources ▼ —		5,001,012

422,061	Goodrich Petroleum ▼ —		6,689,667

625,578	Key Energy Services ▼ —		8,088,724

27,472	Lufkin Industries ▼		1,623,320

702,103	Newpark Resources ▼ —		6,269,780

2,087,042	Parker Drilling ▼ —		11,541,342
	Total Energy		51,730,287
	Financials – 18.5%

295,180	Bank of the Ozarks ▼		7,341,127

540,180	Calamos Asset Management, Class A		6,746,848

367,446	Delphi Financial Group, Class A ▼		9,729,970

134,643	EastGroup Properties – REIT ▼		5,871,781

291,113	Evercore Partners, Class A		7,988,141

110,680	Financial Engines ▼ —		2,513,543

316,124	Home Bancshares		7,413,108

97,995	Independent Bank ▼		2,540,030

451,139	Knight Capital Group, Class A ▼ —		5,634,726

1,328,333	MGIC Investment ▼ —		3,533,366

274,836	National Retail Properties – REIT ▼		7,489,281

717,417	Netspend Holdings ▼ —		4,125,148

170,687	PS Business Parks – REIT		9,085,669

55,050	Stifel Financial —		1,754,443

213,766	Terreno Realty – REIT ▼		2,661,387

1,148,382	Umpqua Holdings ▼		13,148,974

317,909	Waddell & Reed Financial, Class A ▼		8,815,616

95,969	Walter Investment Management		2,433,774
	Total Financials		108,826,932

28	Nuveen Investments

Shares	Description ▲		Value

	Health Care – 12.2%

60,048	Alkermes ▼ —	$	1,050,240

161,454	Align Technology —		3,718,286

65,606	Ariad Pharmaceuticals ▼ —		762,998

397,021	Cadence Pharmaceuticals ▼ —		2,314,632

103,147	Cepheid ▼ —		3,700,914

39,108	Cubist Pharmaceuticals ▼ —		1,478,673

290,015	Endologix ▼ —		3,158,263

39,403	Haemonetics —		2,401,613

43,307	ImmunoGen ▼ —		588,109

87,642	Incyte ▼ —		1,206,830

119,184	Integra LifeSciences —		3,821,039

26,202	InterMune ▼ —		668,151

134,522	MEDNAX —		8,851,548

158,312	Nektar Therapeutics ▼ —		858,051

52,915	Onyx Pharmaceuticals —		2,165,811

238,509	Salix Pharmaceuticals ▼ —		8,170,126

51,366	Seattle Genetics ▼ —		1,130,052

137,071	Sirona Dental Systems —		6,565,701

84,665	Theravance ▼ —		1,882,103

268,998	Thoratec ▼ —		9,821,117

136,012	U.S. Physical Therapy —		2,654,954

121,650	Zoll Medical ▼ —		4,599,587
	Total Heath Care		71,568,798
	Industrials – 16.2%

279,178	Actuant, Class A ▼		6,281,505

342,438	Aeroflex Holding —		3,729,150

55,067	Allegiant Travel ▼ —		2,861,281

500,226	Altra Holdings ▼ —		7,353,322

570,021	CBIZ ▼ —		3,608,233

107,143	Con-way		3,157,504

167,794	ESCO Technologies —		5,129,463

479,217	MasTec ▼ —		10,360,672

297,918	MYR Group —		5,746,838

162,066	Old Dominion Freight Line ▼ —		5,926,754

588,039	Orbital Sciences ▼ —		9,091,083

146,870	Regal-Beloit		7,803,203

143,107	Robbins & Myers		6,395,452

671,749	TrueBlue —		8,880,522

366,911	United Rentals ▼ —		8,589,386
	Total Industrials		94,914,368
	Information Technology – 16.5%

146,362	ADTRAN		4,917,763

800,197	Brocade Communications Systems —		3,504,863

77,545	CommVault Systems ▼ —		3,301,866

422,612	Euronet Worldwide ▼ —		8,185,994

Nuveen Investments	29

Portfolio of Investments

Nuveen Small Cap Select Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Information Technology (continued)

240,692	Finisar ▼ —	$4,931,779

67,553	Infinera ▼ —	493,812

1,097,179	Integrated Device Technology ▼ —	6,670,848

317,841	International Rectifier —	7,720,358

218,056	Kenexa —	4,986,941

601,048	Newport —	8,324,515

284,647	Polycom ▼ —	4,705,215

249,825	Progress Software —	5,261,315

183,486	QuinStreet ▼ —	2,108,254

1,249,774	RF Micro Devices ▼ —	9,173,341

888,334	Smith Micro Software ▼ —	1,039,351

166,441	Sourcefire ▼ —	4,585,450

87,075	SPS Commerce —	1,703,187

263,836	Taleo, Class A ▼ —	8,548,286

336,382	Vocus —	6,855,465
	Total Information Technology	97,018,603
	Materials – 4.6%

253,465	Buckeye Technologies ▼	7,664,782

498,155	Horsehead Holding ▼ —	4,323,985

95,413	Minerals Technologies	5,232,449

106,767	Rock-Tenn, Class A	6,319,539

71,605	Schnitzer Steel Industries, Class A ▼	3,351,114
	Total Materials	26,891,869
	Telecommunication Services – 2.4%

774,952	Cbeyond ▼ —	6,385,604

484,512	Cogent Communications Group ▼ —	7,776,418
	Total Telecommunication Services	14,162,022
	Total Common Stocks (cost $536,880,154)	563,175,684

Shares	Description ▲	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 44.6%

	Money Market Funds – 44.6%

261,531,366	Mount Vernon Securities Lending Prime Portfolio 0.200% Ω †	261,531,366
	Total Investments Purchased with Collateral from Securities Lending (cost $261,531,366)	261,531,366

Shares	Description ▲	Value
	SHORT-TERM INVESTMENTS – 2.4%

	Money Market Funds – 2.4%

14,159,061	First American Treasury Obligations Fund, Class Z, 0.000% Ω	14,159,061
	Total Short-Term Investments (cost $14,159,061)	14,159,061
	Total Investments (cost $812,570,581) – 142.9%	838,866,111
	Other Assets Less Liabilities – (42.9)%	(251,969,960)
	Net Assets – 100.0%	$586,896,151

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

30	Nuveen Investments

Statement of Assets & Liabilities

October 31, 2011 (all dollars and shares are rounded to thousands (000), except for per share data)

	Large Cap Select	Mid Cap Select	Small Cap Select
Assets
Investments, at value (cost $59,147, $27,750 and $551,039, respectively)	$62,018	$30,146	$577,335
Investment purchased with collateral from securities lending (at cost, which approximates value)	16,724	13,038	261,531
Receivables:
Dividends	50	9	175
Due from broker	2	1	104
From Adviser	—	27	—
Investments sold	1,313	—	16,917
Shares sold	—	1	2,925
Other assets	46	34	59
Total assets	80,153	43,256	859,046
Liabilities
Payables:
Collateral from securities lending program	16,724	13,038	261,531
Investments purchased	1,670	—	8,857
Shares redeemed	87	45	696
Accrued expenses:
Management fees	41	—	433
12b-1 distribution and service fees	1	4	76
Other	83	118	557
Total liabilities	18,606	13,205	272,150
Net assets	$61,547	$30,051	$586,896
Class A Shares
Net assets	$2,938	$10,829	$275,994
Shares outstanding	251	1,143	22,193
Net asset value per share	$11.73	$9.48	$12.44
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$12.45	$10.06	$13.20
Class B Shares
Net assets	N/A	$805	$2,866
Shares outstanding	N/A	101	293
Net asset value and offering price per share	N/A	$7.98	$9.77
Class C Shares
Net assets	$183	$1,771	$14,009
Shares outstanding	16	204	1,249
Net asset value and offering price per share	$11.21	$8.70	$11.22
Class R3 Shares(1)
Net assets	$112	N/A	$20,044
Shares outstanding	10	N/A	1,653
Net asset value and offering price per share	$11.59	N/A	$12.13
Class I Shares(1)
Net assets	$58,314	$16,646	$273,983
Shares outstanding	4,941	1,680	20,234
Net asset value and offering price per share	$11.80	$9.91	$13.54
Net assets consist of:
Capital paid-in	$135,096	$51,200	$550,332
Undistributed (Over-distribution of) net investment income	(11)	(10)	(15)
Accumulated net realized gain (loss)	(76,409)	(23,535)	10,283
Net unrealized appreciation (depreciation)	2,871	2,396	26,296
Net assets	$61,547	$30,051	$586,896
Authorized shares	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

N/A -	Large Cap Select does not offer Class B Shares and Mid Cap Select does not offer Class R3 Shares.
(1) -	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	31

Statement of Operations (all dollars are rounded to thousands (000))

Year Ended October 31, 2011

	Large Cap Select	Mid Cap Select	Small Cap Select
Investment Income
Dividend and interest income from unaffiliated investments (net of foreign tax withheld of $10, $– and $–, respectively)	$1,041	$332	$3,317
Interest income from affiliated investments(1)	—	—	2
Securities lending income	25	16	834
Total investment income	1,066	348	4,153
Expenses
Management fees	754	321	5,850
12b-1 service fees – Class A	9	31	811
12b-1 distribution and service fees – Class B	N/A	11	36
12b-1 distribution and service fees – Class C	2	22	175
12b-1 distribution and service fees – Class R3(2)	1	N/A	103
Administration fees(1)	51	17	302
Shareholders’ servicing agent fees and expenses	39	151	853
Custodian’s fees and expenses	29	16	112
Directors’ fees and expenses	7	5	19
Professional fees	31	31	31
Shareholders’ reports – printing and mailing expenses	15	29	281
Federal and state registration fees	61	58	93
Other expenses	8	9	23
Total expenses before expense reimbursement	1,007	701	8,689
Expense reimbursement	—	(205)	(303)
Net expenses	1,007	496	8,386
Net investment income (loss)	59	(148)	(4,233)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	17,580	3,661	112,702
Futures contracts	—	253	—
Redemptions in-kind	3,120	—	14,573
Change in net unrealized appreciation (depreciation) of investments	(16,096)	(2,659)	(67,224)
Net realized and unrealized gain (loss)	4,604	1,255	60,051
Net increase (decrease) in net assets from operations	$4,663	$1,107	$55,818

N/A	- Large Cap Select does not offer Class B Shares and Mid Cap Select does not offer Class R3 Shares.
(1)	- For the period November 1, 2010 through December 31, 2010.
(2)	- Effective January 18, 2011, Class R Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares.

See accompanying notes to financial statements.

32	Nuveen Investments

Statement of Changes in Net Assets (all dollars are rounded to thousands (000))

	Large Cap Select		Mid Cap Select		Small Cap Select
	Year Ended 10/31/11	Year Ended 10/31/10	Year Ended 10/31/11	Year Ended 10/31/10	Year Ended 10/31/11	Year Ended 10/31/10
Operations
Net investment income (loss)	$59	$285	$(148)	$(82)	$(4,233)	$(2,819)
Net realized gain (loss) from:
Investments	17,580	26,152	3,661	6,634	112,702	92,494
Futures contracts	—	—	253	—	—	—
Redemptions in-kind	3,120	—	—	—	14,573	—
Change in net unrealized appreciation (depreciation) of investments	(16,096)	483	(2,659)	1,905	(67,224)	60,772
Net increase (decrease) in net assets from operations	4,663	26,920	1,107	8,457	55,818	150,447
Distributions to Shareholders
From net investment income:
Class A	—	(19)	—	(37)	—	—
Class B	N/A	N/A	—	—	—	—
Class C	—	—	—	—	—	—
Class R3(1)	—	—	N/A	N/A	—	—
Class I(1)	(150)	(1,121)	—	(127)	—	(184)
Decrease in net assets from distributions to shareholders	(150)	(1,140)	—	(164)	—	(184)
Fund Share Transactions
Proceeds from sale of shares	4,583	18,542	2,537	3,609	188,172	232,850
Proceeds from shares issued to shareholders due to reinvestment of distributions	73	545	—	66	—	133
	4,656	19,087	2,537	3,675	188,172	232,983
Cost of shares redeemed	(66,858)	(61,060)	(12,698)	(16,597)	(386,973)	(269,169)
Cost of redemptions in-kind	(15,346)	—	—	—	(49,354)	—
Net increase (decrease) in net assets from Fund share transactions	(77,548)	(41,973)	(10,161)	(12,922)	(248,155)	(36,186)
Net increase (decrease) in net assets	(73,035)	(16,193)	(9,054)	(4,629)	(192,337)	114,077
Net assets at the beginning of period	134,582	150,775	39,105	43,734	779,233	665,156
Net assets at the end of period	$61,547	$134,582	$30,051	$39,105	$586,896	$779,233
Undistributed (Over-distribution of) net investment income at the end of period	$(11)	$66	$(10)	$(11)	$(15)	$(13)

N/A -	Large Cap Select does not offer Class B Shares and Mid Cap Select does not offer Class R3 Shares.
(1) -	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	33

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LARGE CAP SELECT
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (1/03)
2011	$11.65	$(.02)	$.10	$.08	$—	$—	$—	$11.73
2010	9.80	(.01)	1.92	1.91	(.06)	—	(.06)	11.65
2009	8.83	.04	.97	1.01	(.04)	—	(.04)	9.80
2008	17.05	.06	(6.04)	(5.98)	(.04)	(2.20)	(2.24)	8.83
2007	15.18	.03	2.12	2.15	(.03)	(.25)	(.28)	17.05
Class C (1/03)
2011	11.22	(.11)	.10	(.01)	—	—	—	11.21
2010	9.46	(.08)	1.84	1.76	—	—	—	11.22
2009	8.56	(.02)	.93	.91	(.01)	—	(.01)	9.46
2008	16.69	(.03)	(5.90)	(5.93)	—	(2.20)	(2.20)	8.56
2007	14.95	(.09)	2.08	1.99	—	(.25)	(.25)	16.69
Class R3 (1/03)(e)
2011	11.54	(.05)	.10	.05	—	—	—	11.59
2010	9.74	(.03)	1.89	1.86	(.06)	—	(.06)	11.54
2009	8.78	.01	.98	.99	(.03)	—	(.03)	9.74
2008	16.97	.03	(6.00)	(5.97)	(.02)	(2.20)	(2.22)	8.78
2007	15.12	— *	2.11	2.11	(.01)	(.25)	(.26)	16.97
Class I (1/03)(e)
2011	11.71	.01	.10	.11	(.02)	—	(.02)	11.80
2010	9.85	.02	1.92	1.94	(.08)	—	(.08)	11.71
2009	8.87	.07	.96	1.03	(.05)	—	(.05)	9.85
2008	17.10	.09	(6.05)	(5.96)	(.07)	(2.20)	(2.27)	8.87
2007	15.22	.07	2.13	2.20	(.07)	(.25)	(.32)	17.10

34	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

.69%	$2,938	1.20%	(.18)%	139%
19.49	3,487	1.32	(.06)	140
11.54	3,292	1.29	.52	185
(39.81)	3,608	1.21	.49	210
14.36	7,998	1.19	.20	138

(.09)	183	1.95	(.90)	139
18.60	175	2.07	(.79)	140
10.64	186	2.05	(.23)	185
(40.38)	180	1.96	(.26)	210
13.45	325	1.94	(.57)	138

.43	112	1.45	(.42)	139
19.11	117	1.58	(.32)	140
11.31	66	1.56	.12	185
(39.94)	20	1.46	.24	210
14.09	37	1.44	.02	138

.89	58,314	.95	.07	139
19.75	130,803	1.07	.21	140
11.81	147,231	1.04	.82	185
(39.63)	207,904	.96	.74	210
14.65	449,201	.94	.45	138

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	35

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MID CAP SELECT
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (4/94)
2011	$9.31	$(.05)	$.22	$.17	$—	$—	$—	$9.48
2010	7.65	(.02)	1.70	1.68	(.02)	—	(.02)	9.31
2009	7.00	.03	.62	.65	—	—	—	7.65
2008	10.64	(.01)	(3.63)	(3.64)	—	—	—	7.00
2007	9.57	(.02)	1.09	1.07	—	—	—	10.64
Class B (8/94)
2011	7.90	(.10)	.18	.08	—	—	—	7.98
2010	6.52	(.07)	1.45	1.38	—	—	—	7.90
2009	6.01	(.01)	.52	.51	—	—	—	6.52
2008	9.21	(.07)	(3.13)	(3.20)	—	—	—	6.01
2007	8.34	(.08)	.95	.87	—	—	—	9.21
Class C (2/00)
2011	8.61	(.11)	.20	.09	—	—	—	8.70
2010	7.12	(.08)	1.57	1.49	—	—	—	8.61
2009	6.56	(.01)	.57	.56	—	—	—	7.12
2008	10.04	(.08)	(3.40)	(3.48)	—	—	—	6.56
2007	9.09	(.09)	1.04	.95	—	—	—	10.04
Class I (4/94)(e)
2011	9.71	(.02)	.22	.20	—	—	—	9.91
2010	7.98	— *	1.77	1.77	(.04)	—	(.04)	9.71
2009	7.31	.06	.64	.70	(.03)	—	(.03)	7.98
2008	11.09	.01	(3.79)	(3.78)	—	—	—	7.31
2007	9.95	— *	1.15	1.15	(.01)	—	(.01)	11.09

36	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

1.83%	$10,829	1.97%	(1.04)%	1.41%	(.48)%	148%
22.03	12,402	1.98	(.84)	1.41	(.27)	154
9.32	12,487	1.92	(.02)	1.41	.49	186
(34.21)	12,848	1.60	(.32)	1.41	(.13)	170
11.18	21,817	1.49	(.28)	1.41	(.20)	151

1.01	805	2.70	(1.76)	2.16	(1.23)	148
21.17	1,295	2.73	(1.59)	2.16	(1.02)	154
8.49	1,691	2.67	(.71)	2.16	(.20)	186
(34.74)	2,512	2.35	(1.07)	2.16	(.88)	170
10.43	6,883	2.24	(1.02)	2.16	(.94)	151

1.05	1,771	2.71	(1.78)	2.16	(1.22)	148
20.93	2,332	2.73	(1.60)	2.16	(1.03)	154
8.54	2,526	2.67	(.75)	2.16	(.24)	186
(34.66)	3,068	2.35	(1.07)	2.16	(.88)	170
10.45	5,190	2.24	(1.04)	2.16	(.96)	151

2.06	16,646	1.71	(.77)	1.16	(.23)	148
22.26	23,076	1.73	(.60)	1.16	(.03)	154
9.62	27,030	1.67	.30	1.16	.81	186
(34.08)	40,409	1.35	(.07)	1.16	.12	170
11.62	79,574	1.24	(.06)	1.16	.02	151

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class I Shares.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	37

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL CAP SELECT

Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (5/92)
2011	$11.72	$(.09)	$.81	$.72	$—	$—	$—	$12.44
2010	9.53	(.05)	2.24	2.19	—	—	—	11.72
2009	8.27	(.01)	1.27	1.26	—	—	—	9.53
2008	14.06	(.02)	(4.92)	(4.94)	—	(.85)	(.85)	8.27
2007	15.12	(.02)	1.04	1.02	—	(2.08)	(2.08)	14.06
Class B (3/95)
2011	9.27	(.15)	.65	.50	—	—	—	9.77
2010	7.60	(.10)	1.77	1.67	—	—	—	9.27
2009	6.64	(.05)	1.01	.96	—	—	—	7.60
2008	11.56	(.08)	(3.99)	(4.07)	—	(.85)	(.85)	6.64
2007	12.88	(.11)	.87	.76	—	(2.08)	(2.08)	11.56
Class C (9/01)
2011	10.65	(.17)	.74	.57	—	—	—	11.22
2010	8.73	(.12)	2.04	1.92	—	—	—	10.65
2009	7.63	(.06)	1.16	1.10	—	—	—	8.73
2008	13.13	(.09)	(4.56)	(4.65)	—	(.85)	(.85)	7.63
2007	14.36	(.12)	.97	.85	—	(2.08)	(2.08)	13.13
Class R3 (1/94)(e)
2011	11.46	(.12)	.79	.67	—	—	—	12.13
2010	9.34	(.08)	2.20	2.12	—	—	—	11.46
2009	8.12	(.03)	1.25	1.22	—	—	—	9.34
2008	13.86	(.04)	(4.85)	(4.89)	—	(.85)	(.85)	8.12
2007	14.98	(.05)	1.01	.96	—	(2.08)	(2.08)	13.86
Class I (5/92)(e)
2011	12.73	(.06)	.87	.81	—	—	—	13.54
2010	10.33	(.03)	2.44	2.41	(.01)	—	(.01)	12.73
2009	8.94	.02	1.37	1.39	—	—	—	10.33
2008	15.10	.01	(5.31)	(5.30)	(.01)	(.85)	(.86)	8.94
2007	16.06	.01	1.11	1.12	—	(2.08)	(2.08)	15.10

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

6.14%	$275,994	1.34%	(.74)%	1.30%	(.70)%	69%
22.98	339,826	1.25	(.49)	1.24	(.48)	88
15.24	295,348	1.26	(.09)	1.26	(.09)	99
(37.00)	166,698	1.26	(.15)	1.26	(.15)	92
7.35	238,129	1.23	(.22)	1.23	(.22)	97

5.39	2,866	2.09	(1.51)	2.05	(1.45)	69
21.97	3,925	2.00	(1.23)	1.99	(1.22)	88
14.46	5,511	2.01	(.80)	2.01	(.80)	99
(37.52)	6,249	2.01	(.90)	2.01	(.90)	92
6.51	13,720	1.98	(.97)	1.98	(.97)	97

5.35	14,009	2.09	(1.50)	2.05	(1.45)	69
21.99	17,393	2.00	(1.24)	1.99	(1.23)	88
14.42	16,938	2.01	(.80)	2.01	(.80)	99
(37.44)	17,062	2.01	(.90)	2.01	(.90)	92
6.46	34,505	1.98	(.95)	1.98	(.95)	97

5.85	20,044	1.60	(1.00)	1.55	(.95)	69
22.70	18,047	1.50	(.72)	1.49	(.71)	88
15.02	24,701	1.51	(.31)	1.51	(.31)	99
(37.19)	23,069	1.51	(.40)	1.51	(.40)	92
6.99	38,181	1.48	(.43)	1.48	(.43)	97

6.36	273,983	1.09	(.49)	1.05	(.45)	69
23.30	400,042	1.00	(.24)	.99	(.23)	88
15.55	322,658	1.01	.19	1.01	.19	99
(36.86)	289,685	1.01	.10	1.01	.10	92
7.58	691,488	.98	.03	.98	.03	97

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	39

Notes to Financial Statements (all dollars and shares are rounded to thousands (000))

1. General Information and Significant Accounting Policies

General Information

On July 28, 2010, U.S. Bancorp, the indirect parent company of FAF Advisors, Inc. (“FAF Advisors”) known as U.S. Bancorp Asset Management, Inc. (“USBAM”) effective January 1, 2011, entered into an agreement to sell a portion of FAF Advisors’ asset management business to Nuveen Investments, Inc. (“Nuveen”). Included in the sale was the part of FAF Advisors’ asset management business that advises the funds included in this report. The sale closed on December 31, 2010 (the “Sale”).

In connection with the Sale, the funds’ Board of Directors was asked to consider and approve new investment advisory agreements for the funds with Nuveen Asset Management, a wholly-owned subsidiary of Nuveen. The new investment advisory agreements for each fund were submitted to the funds’ shareholders for approval and took effect on January 1, 2011. Effective January 1, 2011, the funds’ adviser, Nuveen Asset Management, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the funds’ sub-adviser, and the funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the fund from each fund’s management fee.

There was no change in the funds’ investment objectives or policies as a result of the Sale. The Sale did result in a change to each fund’s name effective January 1, 2011.

Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

The funds’ Board of Directors also approved new distribution agreements with Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen. Effective April 30, 2011, Nuveen Investments, LLC changed its name to Nuveen Securities, LLC.

First American Investment Funds, Inc., known as Nuveen Investment Funds, Inc. effective April 4, 2011 (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Select Fund (“Large Cap Select”) formerly known as First American Large Cap Select Fund, Nuveen Mid Cap Select Fund (“Mid Cap Select”) formerly known as First American Mid Cap Select Fund and Nuveen Small Cap Select Fund (“Small Cap Select”) formerly known as First American Small Cap Select Fund, (each a “Fund” and collectively, the “Funds”), among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

Large Cap Select’s investment objective is capital appreciation. Under normal market conditions, the Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies.

Mid Cap Select’s investment objective is long-term growth of capital. Under normal market conditions, the Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies within the same market capitalization range as the Russell MidCap ® Index.

Small Cap Select’s investment objective is capital appreciation. Under normal market conditions, the Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. Each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund also may invest in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

40	Nuveen Investments

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Futures contracts are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for each Fund. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Small Cap Select receives substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, Real Estate Securities must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund shareholder may represent a return of capital.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if

Nuveen Investments	41

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, securities sold short, forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with securities sold short, forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (depreciation) of securities sold short, forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts, respectively” on the Statement of Operations, when applicable.

Futures Contracts

Each Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended October 31, 2011, Mid Cap Select invested in long equity futures contracts as part of the management of the Fund. These long futures contracts were used to manage cash flow activity and implement various tactical market and hedging strategies.

The average number of futures contracts outstanding during the fiscal year ended October 31, 2011, were as follows:

Mid Cap Select
Average number of futures contracts outstanding*	—
*	The average number of outstanding contracts is calculated based on the outstanding number of contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contracts activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable,

42	Nuveen Investments

expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Interfund Lending Program

During the period November 1, 2010 through December 31, 2010, pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies in the First American Funds family, were allowed to participate in an interfund lending program. This program provided an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating funds. The Funds did not have any interfund lending transactions during the period November 1, 2010 through December 31, 2010. The exemptive order terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Fund’s policy is to receive collateral from the borrower in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. If the value of the securities on loan increases, [such that the level of collateralization falls below 102%], additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”) serves as the securities lending agent for the Funds in transactions involving the lending of portfolio securities on behalf of the Funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the SEC.

During the fiscal year ended October 31, 2011, U.S. Bank, as the securities lending agent, received fees that equaled up to 25% of each Fund’s net income from securities lending transactions through December 31, 2010, and 20% of such net income thereafter. U.S. Bank paid half of such fees to USBAM for certain securities lending services provided by USBAM. Collateral for securities on loan was invested in a money market fund administered by USBAM, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities. USBAM also received an administration fee equal to .02% of each Fund’s average daily net assets invested in the money market fund.

Income from securities lending, net of fees paid to U.S. Bank, is recognized on the Statement of Operations as “Securities lending income.” Securities lending fees paid to U.S. Bank by each Fund during the fiscal year ended October 31, 2011, were as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Securities lending fees paid	$7	$4	$219

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	43

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of October 31, 2011:

Large Cap Select	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$61,599	$—	$—	$61,599
Money Market Funds*	16,724	—	—	16,724
Short-Term Investments	419	—	—	419
Total	$78,742	$—	$—	$78,742

Mid Cap Select	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$29,610	$—	$—	$29,610
Money Market Funds*	13,037	—	—	13,037
Short-Term Investments	536	—	—	536
Total	$43,183	$—	$—	$43,183

Small Cap Select	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$563,176	$—	$—	$563,176
Money Market Funds*	261,531	—	—	261,531
Short-Term Investments	14,159	—	—	14,159
Total	$838,866	$—	$—	$838,866
*	Represents the Fund’s investments purchased with collateral from securities lending.

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

	Mid Cap Select Level 3 Common Stocks		Small Cap Select Level 3 Common Stocks
Balance at the beginning of year	$—	**	$—	**
Gains (losses):
Net realized gains (losses)	—	**	—	**
Net change in unrealized appreciation (depreciation)	—		—
Purchases at cost	—		—
Sales at proceeds	—		—
Net discounts (premiums)	—		—
Transfers in to	—		—
Transfers out of	—	**	—	**
Balance at the end of year	$—		$—
Change in net unrealized appreciation (depreciation) during the year of Level 3 securities held as of October 31, 2011	$—		$—
**	Amount rounds to less than $1,000.

During the fiscal year ended October 31, 2011, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge

44	Nuveen Investments

transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the amount of net realized gain (loss) recognized for the fiscal year ended October 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts	Mid Cap Select
Risk Exposure
Equity	$253

4. Fund Shares

Transactions in Fund shares were as follows:

	Large Cap Select
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	49	$631	45	$486
Class C	4	44	—	4
Class R3 (1)	1	12	3	36
Class I (1)	317	3,896	1,646	18,016
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	1	17
Class C	—	—	—	—
Class R3 (1)	—	—	—	1
Class I (1)	6	73	49	527
	377	4,656	1,744	19,087
Shares redeemed:
Class A	(98)	(1,234)	(83)	(894)
Class C	(3)	(34)	(4)	(46)
Class R3 (1)	(1)	(18)	—	(1)
Class I (1)	(5,271)	(65,572)	(5,476)	(60,119)
Class I (1) – In-Kind	(1,284)	(15,346)	—	—
	(6,657)	(82,204)	(5,563)	(61,060)
Net increase (decrease)	(6,280)	$(77,548)	(3,819)	$(41,973)

	Mid Cap Select
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	101	$1,030	133	$1,134
Class B	1	11	—	—
Class C	7	64	24	192
Class I (1)	137	1,432	256	2,283
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	4	33
Class B	—	—	—	—
Class C	—	—	—	—
Class I (1)	—	—	4	33
	246	2,537	421	3,675
Shares redeemed:
Class A	(290)	(2,916)	(437)	(3,730)
Class B	(65)	(548)	(95)	(697)
Class C	(74)	(678)	(108)	(866)
Class I (1)	(833)	(8,556)	(1,271)	(11,304)
	(1,262)	(12,698)	(1,911)	(16,597)
Net increase (decrease)	(1,016)	$(10,161)	(1,490)	$(12,922)
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Nuveen Investments	45

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

	Small Cap Select
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,066	$118,699	13,154	$141,839
Class B	1	9	—	5
Class C	44	520	94	932
Class R3 (1)	733	9,445	866	9,184
Class I (1)	4,214	59,499	6,805	80,890
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3 (1)	—	—	—	—
Class I (1)	—	—	11	133
	14,058	188,172	20,930	232,983
Shares redeemed:
Class A	(15,876)	(207,042)	(15,141)	(164,001)
Class B	(131)	(1,344)	(302)	(2,625)
Class C	(429)	(4,846)	(401)	(3,931)
Class R3 (1)	(655)	(8,329)	(1,935)	(21,453)
Class I (1)	(11,942)	(165,412)	(6,613)	(77,159)
Class I (1) – In-Kind	(3,471)	(49,354)	—	—
	(32,504)	(436,327)	(24,392)	(269,169)
Net increase (decrease)	(18,446)	$(248,155)	(3,462)	$(36,186)
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Class B Shares that converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the fiscal years ended October 31, 2011 and October 31, 2010, were as follows:

Fund	Year Ended 10/31/11	Year Ended 10/31/10
Mid Cap Select	43	66
Small Cap Select	68	212

5. Investment Transactions

Purchases and sales (excluding investments purchased with collateral from securities lending, short-term investments and derivative transactions, where applicable) during the fiscal year ended October 31, 2011, were as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Purchases	$143,540	$54,441	$471,528
Sales	220,546	64,697	728,914

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Cost of investments	$76,363	$40,791	$815,876
Gross unrealized:
Appreciation	$5,439	$3,350	$74,105
Depreciation	(3,060)	(957)	(51,115)
Net unrealized appreciation (depreciation) of investments	$2,379	$2,393	$22,990

46	Nuveen Investments

Permanent differences, primarily due to the expiration of capital loss carryforwards, net operating losses, tax equalization, REIT adjustments and redemptions in-kind, resulted in reclassifications among the Funds’ components of net assets at October 31, 2011, as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Capital paid-in	$3,049	$(553)	$13,968
Undistributed (Over-distribution) of net investment income	14	147	4,231
Accumulated net realized gain (loss)	(3,063)	406	(18,199)

The tax components of undistributed net ordinary income and net long-term capital gains at October 31, 2011, the Funds’ tax year end, were as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Undistributed net ordinary income*	$—	$—	$—
Undistributed net long-term capital gains	—	—	13,467
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2011 and October 30, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Large Cap Select	Mid Cap Select	Small Cap Select
Distributions from net ordinary income*	$150	$—	$—
Distributions from net long-term capital gains	—	—	—

2010	Large Cap Select	Mid Cap Select	Small Cap Select
Distributions from net ordinary income*	$1,140	$164	$184
Distributions from net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.

At October 31, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Large Cap Select	Mid Cap Select
Expiration:
October 31, 2016	$21,601	$7,820
October 31, 2017	54,315	15,708
Total	$75,916	$23,528

At October 31, 2011, the Funds’ tax year end, $405 of Mid Cap Select’s capital loss carryforward expired.

During the Funds’ tax year ended October 31, 2011, the following Funds utilized their capital loss carryforwards as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Utilized capital loss carryforwards	$18,068	$3,915	$92,019

7. Management Fees and Other Transactions with Affiliates

Investment Advisory Fees

During the period November 1, 2010 through December 31, 2010, pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors managed each Fund’s assets and furnished related office facilities, equipment, research, and personnel. The Agreement required each Fund to pay FAF Advisors a monthly advisory fee, on an annual basis, equal to each Fund’s average daily net assets as follows:

Fund	Advisory Fee Rate
Large Cap Select*	.65%
Mid Cap Select	.70
Small Cap Select	.70
*	The advisory fees for Large Cap Select were equal to an annual rate of .65% of the average daily net assets up to $3 billion, .625% of the average daily net assets on the next $2 billion and .60% of the average daily net assets in excess of $5 billion.

Nuveen Investments	47

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Effective January 1, 2011, pursuant to a new investment advisory agreement (the “New Agreement”), the Funds’ new investment adviser is Nuveen Fund Advisors. Under the New Agreement, each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Select Fund-Level Fee Rate	Mid Cap Select Fund-Level Fee Rate	Small Cap Select Fund-Level Fee Rate
For the first $125 million	.5500%	.7000%	.7000%
For the next $125 million	.5375	.6875	.6875
For the next $250 million	.5250	.6750	.6750
For the next $500 million	.5125	.6625	.6625
For the next $1 billion	.5000	.6500	.6500
For net assets over $2 billion	.4750	.6250	.6250

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2011, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Large Cap Select	.2000%
Mid Cap Select	.2000
Small Cap Select	.2000

The management fee compensates Nuveen Fund Advisors for the overall investment advisory and administrative services and general office facilities it provides for the Funds. Nuveen Fund Advisors is responsible for each Fund’s overall strategy and asset allocation decisions. Effective January 1, 2011, Nuveen Fund Advisors has entered into a sub-advisory agreement with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser will be compensated for its services to the Funds from the management fees paid to Nuveen Fund Advisors.

During the period November 1, 2010 through December 31, 2010, the Funds may have invested in related money market funds that were series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acted as the investment advisor to both the investing Funds and the related money market funds, FAF Advisors reimbursed each investing Fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that was attributable to the assets of the investing Funds. This reimbursement, if any, is recognized as a component of “Expense reimbursement” on the Statement of Operations, and terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

48	Nuveen Investments

During the period November 1, 2010 through December 31, 2010, FAF Advisors agreed to waive fees and reimburse other Fund expenses of Mid Cap Select through February 28, 2011, so that total annual Fund operating expenses, excluding indirect fees and expenses incurred through investment in exchange-traded funds and other investment companies, as a percentage of each Fund’s average daily net assets, did not exceed the following amounts:

Mid Cap Select
Class A Shares	1.41%
Class B Shares	2.16
Class C Shares	2.16
Class I Shares (1)	1.16
Expiration Date	February 28, 2011

(1)	- Effective January 18, 2011, Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class I Shares.

Effective January 1, 2011, Nuveen Fund Advisors agreed to waive fees and reimburse other Fund expenses of Mid Cap Select so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Mid Cap Select
Class A Shares	1.41%
Class B Shares	2.16
Class C Shares	2.16
Class I Shares (1)	1.16
Expiration Date	February 29, 2012

(1)	- Effective January 18, 2011, Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class I Shares.

During the period November 1, 2010 through December 31, 2010, independent directors of the Funds may have participated and elected to defer receipt of part or all of their annual compensation under a deferred compensation plan (the “Plan”). Deferred amounts were treated as though equivalent dollar amounts had been invested in shares of selected open-end funds as designated by each director. All amounts in the Plan were 100% vested and accounts under the Plan were obligations of the Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Effective January 1, 2011, independent directors may elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Funds advised by Nuveen Fund Advisors. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select funds advised by Nuveen Fund Advisors.

Administration Fees

During the period November 1, 2010 through December 31, 2010, FAF Advisors served as the Funds’ administrator pursuant to an administration agreement between FAF Advisors and the Funds. U.S. Bancorp Fund Services, LLC (“USBFS”) served as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors was compensated to provide, or compensated other entities to provide, services to the Funds. These services included various legal, oversight, and administrative and accounting services. The Funds paid FAF Advisors administration fees, which were calculated daily and paid monthly, equal to each Fund’s pro rata share of an amount equal, on an annual basis, to .25% of the aggregate average daily net assets of all open-end funds in the First American Funds family up to $8 billion, .235% on the next $17 billion of the aggregate average daily net assets, .22% on the next $25 billion of the aggregate average daily net assets and .20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator were paid from the administration fee. In addition to these fees, the Funds may have reimbursed FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services. Effective January 1, 2011, FAF Advisors and USBFS no longer serve as the Funds’ administrator and sub-administrator, respectively, and the Funds have not entered into any new administration or sub-administration agreements.

Transfer Agent Fees

USBFS serves as the Funds’ transfer agent pursuant to a transfer agent agreement with the Trust. The Funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each Fund based upon the number of accounts within each Fund. In addition to these fees, the Funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

Custodian Fees

U.S. Bank serves as the custodian for each Fund pursuant to a custodian agreement with the Trust. The custodian fee charged for each Fund is equal to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly. Interest earned on uninvested cash balances is used to reduce a portion of each Fund’s custodian expenses. These credits, if any, are recognized as “Custodian fee credit” on the Statement of Operations, when applicable. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the Funds’ custodian expenses.

Nuveen Investments	49

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Distribution and Shareholder Servicing (12b-1) Fees

During the period November 1, 2010 through December 31, 2010, Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, served as the distributor of the Funds pursuant to a distribution agreement with the Trust. Under the distribution agreement, and pursuant to a plan adopted by each Fund under Rule 12b-1 of the Investment Company Act, each Fund paid Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of .25%, 1.00%, 1.00% and .50% of each Fund’s average daily net assets of Class A, Class B, Class C and Class R Shares (renamed Class R3 Shares), respectively. No distribution or shareholder servicing fees were paid by Class Y Shares (renamed Class I Shares). These fees may have been used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities. During the period November 1, 2010 through December 31, 2010, there were no distribution and shareholder servicing fees waived by Quasar.

Effective January 1, 2011, the Funds entered into a distribution agreement with Nuveen Securities LLC, who now serves as the Funds’ distributor. Under the new agreement, Class A Shares continue to incur a .25% annual 12b-1 service fee. Class B Shares and Class C Shares continue to incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class R3 Shares continue to incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares continue to not be subject to any sales charge or 12b-1 distribution or service fees. Annual distribution and service fees are based on average daily net assets.

During the fiscal year ended October 31, 2011, Quasar and/or Nuveen Securities, LLC collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Sales charges collected (Unaudited)	$6	$14	$76
Paid to financial intermediaries (Unaudited)	5	12	67

Quasar and/or Nuveen Securities, LLC also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended October 31, 2011, Quasar and/or Nuveen Securities, LLC compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Commission advances (Unaudited)	$1	$1	$5

All 12b-1 service and distribution fees collected on Class B Shares and Class C Shares during the first year following a purchase were retained by Quasar and/or the Nuveen Securities, LLC to compensate for commissions advanced to financial intermediaries. During the fiscal year ended October 31, 2011, Quasar and/or the Nuveen Securities, LLC retained such 12b-1 fees as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
12b-1 fees retained (Unaudited)	$—	$8	$31

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Other Fees and Expenses

In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each Fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. During the period November 1, 2010 through December 31, 2010, legal fees and expenses of $3 were paid to a law firm of which an Assistant Secretary of the Funds was a partner.

Contingent Deferred Sales Charges

During the period November 1, 2010 through January 17, 2011, Class A Shares of the Funds, were sold with an up-front sales charge of 5.50%. Class B Shares were subject to a contingent deferred sales charge (“CDSC”) of up to 5% depending upon the length of time the shares were held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares were subject to a CDSC of 1% for twelve months. Class R Shares (renamed Class R3 Shares) and Class Y Shares (renamed Class I Shares) had no sales charge and were offered only to certain qualifying accounts and qualifying institutional investors, respectively.

Effective January 18, 2011, Class A Shares of the Funds are sold with an up-front sales charge of 5.75%. Class A Share purchases of the Funds continue to be subject to a CDSC of 1% if redeemed within twelve months of purchase. Class B Shares continue to be subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC continues to be reduced to 0% at the end of six years). Class B Shares continue to automatically convert to Class A Shares eight years after purchase. Class C Shares continue to be subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares and Class I Shares continue to have no sales charge and are offered only to certain qualifying accounts and qualifying institutional investors, respectively.

50	Nuveen Investments

Quasar and/or Nuveen Securities, LLC also collected and retained CDSC on share redemptions during the fiscal year ended October 31, 2011, as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
CDSC retained (Unaudited)	$—	$1	$4

Affiliated Retirement Plans and Redemptions In-Kind

An affiliated 401(k) plan of FAF Advisors, (the “plan”) previously offered certain funds as investment options to plan participants. As a result of a decision to no longer offer such funds as investment options, certain fund shares held in the plan were redeemed in-kind on December 1, 2010, in the amounts as follows:

Large Cap Select	$15,346

An affiliated pension plan of FAF Advisors, (the “plan”) also previously offered certain funds as investment options to plan participants. As a result of a decision to no longer offer such funds as investment options, certain fund shares held in the plan were redeemed in-kind on December 20, 2010, in the amounts as follows:

Small Cap Select	$49,354

In these transactions, the Funds paid redemption proceeds by distributing a proportionate amount of securities in their respective portfolios. Remaining shareholders in the Funds did not recognize any capital gains from the transactions.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	51

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	241
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	241
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	241
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	241
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	241
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	241
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	241

52	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	241
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	241

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	241
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	241
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	241

Nuveen Investments	53

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	241
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	241
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	241
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	241
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	241
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	241

54	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	241
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	241
Jeffery M. Wilson 3/13/56 333 W. Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	55

Annual Investment Management Agreement Approval Process

(Unaudited)

A. Background

Prior to January 1, 2011, FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), served as investment adviser to each Fund pursuant to an investment advisory agreement between First American Investment Funds, Inc. (the “Company”) and FAF (the “Prior Advisory Agreement”), and as administrator to each Fund pursuant to an administrative agreement between the Company and FAF (the “Prior Administrative Agreement”). On July 29, 2010, U.S. Bank and FAF entered into a definitive agreement with Nuveen Investments, Inc. (“Nuveen”), Nuveen Asset Management (“NAM”) and certain Nuveen affiliates, whereby NAM would acquire a portion of the asset management business of FAF (the “Transaction”). The acquired business included the assets of FAF used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products (other than the money market business and closed-end funds advised by FAF), including the Funds. In connection with the Transaction, the Board of Directors (the “Prior Board”) serving the Funds as directors at that time (each a “Prior Director” and, collectively, the “Prior Directors”) considered a number of proposals designed to integrate the Funds into the Nuveen family of funds, including the appointment of NAM as investment adviser and Nuveen Investments, LLC as distributor to the Funds. The Prior Board also considered a proposal in connection with an internal restructuring of NAM (the “Restructuring”), for Nuveen Asset Management, LLC (“NAM LLC”), a wholly-owned subsidiary of NAM formed in anticipation of the Restructuring, to serve as sub-advisor for each Fund.

The Prior Board approved a new investment advisory agreement (the “New Advisory Agreement”) for each Fund with NAM and an investment sub-advisory agreement between NAM and NAM LLC (the “NAM Sub-Advisory Agreement”). At a meeting of the Funds’ stockholders held on December 17, 2010 (adjourned until December 29, 2010 for the Nuveen Small Cap Select Fund (formerly known as the Small Cap Select Fund)), stockholders of the Funds approved the New Advisory Agreement and the NAM Sub-Advisory Agreement. In addition, stockholders of the Company’s funds (including the Funds) elected ten directors, including one Prior Director, to the board of directors of the Company (the “New Board”).

On December 31, 2010, the Transaction closed and the New Board (which replaced the Prior Board) took effect. On January 1, 2011, the New Advisory Agreement and the NAM Sub-Advisory Agreement became effective. In addition, in connection with the Restructuring, NAM has changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The following is a summary of the considerations of the Prior Board, which were set forth in a proxy statement dated November 10, 2010 (the “Proxy Statement”), in approving the New Advisory Agreement and the NAM Sub-Advisory Agreement for the Funds.

B. Prior Board Considerations

The New Advisory Agreement for each Fund was approved by the Prior Board after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Prior Board authorized the submission of the New Advisory Agreement for consideration by each Fund’s stockholders.

At meetings held in May and June of 2010, the Prior Board was apprised of the general terms of the Transaction and, as a result, began the process of considering the transition of services from FAF to NFA. In preparation for its September 21-23, 2010 meeting, the Prior Board received, in response to a written due diligence request prepared by the Prior Board and its independent legal counsel and provided to NFA and FAF, a significant amount of information covering a range of issues in advance of the meeting. To assist the Prior Board in its consideration of the New Advisory Agreement for each Fund, NFA provided materials and information about, among other things: (1) NFA and its affiliates, including their history and organizational structure, product lines, experience in providing investment advisory, administrative and other services, and financial condition, (2) the nature, extent and quality of services to be provided under the New Advisory Agreement, (3) proposed Fund fees and expenses and comparative information relating thereto, and (4) NFA’s compliance and risk management capabilities and processes. In addition, the Prior Board was provided with a memorandum from independent legal counsel outlining the legal duties of the Prior Board under the Investment Company Act of 1940, as amended (the “1940 Act”). In response to further requests from the Prior Board and its independent legal counsel, NFA and FAF provided additional information to the Prior Board following its September 21-23 meeting.

An additional in-person meeting of the Prior Board to consider the New Advisory Agreement was held on October 7, 2010, at which the members of the Prior Board in attendance, all of whom were not considered to be “interested persons” of the Company as defined in the 1940 Act (the “Independent Prior Directors”), approved the New Advisory Agreement with NFA for each Fund.

In considering the New Advisory Agreement for each Fund, the Prior Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of services to be rendered to the Funds by NFA, (2) the cost of services to be provided, including Fund expense information, and (3) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale.

56	Nuveen Investments

In considering the New Advisory Agreement, the Prior Board did not identify any particular information that was all-important or controlling, and each Prior Director may have attributed different weights to the various factors discussed below. Where appropriate, the Prior Directors evaluated all information available to them regarding the Company’s funds on a fund-by-fund basis, and their determinations were made separately with respect to each such fund (including each of the Funds). The Prior Directors, all of whom were Independent Prior Directors, concluded that the terms of the New Advisory Agreement and the fee rates to be paid in light of the services to be provided to each Fund are in the best interests of each Fund, and that the New Advisory Agreement should be approved and recommended to stockholders for approval. In voting to approve the New Advisory Agreement with respect to each Fund, the Prior Board considered in particular the following factors:

Nature, Extent and Quality of Services. In considering approval of the New Advisory Agreement, the Prior Board considered the nature, extent and quality of services to be provided by NFA, including advisory services and administrative services. The Prior Board reviewed materials outlining, among other things, NFA’s organizational structure and business; the types of services that NFA or its affiliates are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and fund product lines offered by NFA. The Prior Board considered that affiliation with a larger fund complex and well-recognized sponsor may result in a broader distribution network, potential economies of scale with respect to other services or fees and broader shareholder services including exchange options.

With respect to personnel, the Prior Board considered information regarding retention plans for current FAF employees who would be offered employment by NFA, and the background and experience of NFA employees who would become portfolio managers as of the closing of the Transaction. The Prior Board also reviewed information regarding portfolio manager compensation arrangements to evaluate NFA’s ability to attract and retain high quality investment personnel.

In evaluating the services of NFA, the Prior Board also considered NFA’s ability to supervise the Funds’ other service providers and, given the importance of compliance, NFA’s compliance program. Among other things, the Prior Board considered the report of NFA’s chief compliance officer regarding NFA’s compliance policies and procedures.

In addition to advisory services, the Prior Board considered the quality of administrative services expected to be provided by NFA and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Prior Board considered that, based on representations from FAF and NFA, the Transaction would allow stockholders to continue their investment in each of the Company’s funds with the same investment objective and principal strategies and, in most cases, the same portfolio management team. In light of the continuity of investment personnel in most cases (with respect to the Company’s funds in the aggregate), the Prior Board considered the historical investment performance of each of the Company’s funds (including each Fund) previously provided during the annual contract renewal process.

Cost of Services Provided by NFA. In evaluating the costs of the services to be provided by NFA under the New Advisory Agreement, the Prior Board received a comparison of each Fund’s annual operating expenses as of June 30, 2010 under the Prior Advisory Agreement and under the New Advisory Agreement, in each case adjusted to reflect a decrease in net assets for certain of the Company’s funds from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction. The Prior Board considered, among other things, that the advisory fee rates and other expenses would change as a result of NFA serving as investment adviser to each Fund. The Prior Board noted that the services provided by NFA under the New Advisory Agreement would include certain administrative services, which services (along with other services) were provided pursuant to the Prior Administrative Agreement and were charged separately from the advisory fee. Accordingly, the Prior Board considered that the fee rates paid under the New Advisory Agreement include bundled investment advisory and administrative fees and thus are higher than the fee rates paid under the Prior Advisory Agreement for most of the Company’s funds, but lower than the combined fee rates paid under the Prior Advisory Agreement and the Prior Administrative Agreement. The Prior Board also noted that certain administrative services provided under the Prior Administrative Agreement would not be provided under the New Advisory Agreement and will be delegated to other service providers. Similarly, certain fees paid by FAF under the Prior Administrative Agreement will not be paid by NFA under the New Advisory Agreement and will be paid directly by the Funds. However, immediately following the closing of the Transaction, the net expense ratio of each Fund was expected to be the same or lower than the Fund’s net expense ratio as of June 30, 2010, adjusted (where applicable) to reflect a decrease in net assets resulting from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction, assuming the Fund’s net assets at the time of the closing of the Transaction were no lower than their adjusted June 30 level. In addition, the Prior Board noted that NFA has committed to certain undertakings to maintain current fee caps and/or to waive fees or reimburse expenses to maintain net management fees at certain levels and Nuveen has represented to the Prior Board that Nuveen and its affiliates will not take any action that imposes an “unfair burden” on any Fund as a result of the Transaction. The Prior Board also considered that fees payable under the New Advisory Agreement include both a fund-level fee and a complex-level fee, and that schedules for the fund-level and complex-level fees contain breakpoints that are based, respectively, on Fund assets and Nuveen complex-wide assets. The Prior Board considered that breakpoints in the fund-level fee allow for the possibility that this portion of the advisory fee could decline in the future if Fund assets were to increase or increase in the future if Fund assets were to decline. The Prior Board also considered that breakpoints in the complex-level fee allow for the possibility that this portion of the advisory fee could decline in the future if complex-wide assets were to increase or increase in the future if complex-wide assets were to decline, regardless, in each case, of whether assets of the particular Fund had increased or decreased.

Nuveen Investments	57

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In considering the compensation to be paid to NFA, the Prior Board also reviewed fee information regarding NFA-sponsored funds, to the extent such funds had similar investment objectives and strategies to the Funds. The Prior Board reviewed information provided by NFA regarding similar funds managed by NFA and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Company’s funds. The Prior Board also compared proposed fee and expense information to the median fees and expenses of comparable funds, using information provided by an independent data service.

In evaluating the compensation, the Prior Board also considered other amounts expected to be paid to NFA by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NFA and its affiliates are expected to receive, that are directly attributable to the management of the Funds.

The Prior Board also considered that the Funds would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing the Proxy Statement.

Economies of Scale. The Prior Board reviewed information regarding potential economies of scale or other efficiencies that might result from the Funds’ potential association with Nuveen. The Prior Board noted that the New Advisory Agreement provides for breakpoints in the Funds’ fund-level and complex-level management fee rates as the assets of the Funds and the assets held by the various registered investment companies sponsored by Nuveen increase, respectively. The Prior Board concluded that the structure of the investment management fee rates, with the breakpoints for the Funds under the New Advisory Agreement, reflected sharing of potential economies of scale with the Funds’ stockholders.

Conclusion. After deliberating in executive session, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, approved the New Advisory Agreement with respect to each Fund, concluding that the New Advisory Agreement was in the best interests of each Fund.

NAM Sub-Advisory Agreement. The Prior Board also approved the NAM Sub-Advisory Agreement between NFA and NAM LLC as a result of the Restructuring expected to occur with NFA. The Prior Board considered that the services to be provided by NAM LLC under the NAM Sub-Advisory Agreement would not result in any material change in the nature or level of investment advisory services or administrative services provided to the Funds. In addition, the portfolio managers will continue to manage the Funds in their capacity as employees of NAM LLC. The Prior Board considered that NFA will pay a portion of the advisory fee it receives from each Fund to NAM LLC for its services as sub-advisor. The Prior Board concluded, based upon the conclusions that the Prior Board reached in connection with the approval of the New Advisory Agreement and after determining that it need not reconsider all of the factors that it had considered in connection with the approval of the New Advisory Agreement, to approve the NAM Sub-Advisory Agreement.

58	Nuveen Investments

Notes

Nuveen Investments	59

Notes

60	Nuveen Investments

Notes

Nuveen Investments	61

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. The Lipper Large-Cap Core Funds Classification Average contained 1,081, 821 and 610 for the 1-year, 5-year and since inception periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Mid-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Growth Funds Classification. The Lipper Mid-Cap Growth Funds Classification Average contained 395, 309 and 191 funds for the 1- year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. The Lipper Small-Cap Core Funds Classification Average contained 708, 513 and 303 funds for the 1- year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. The Lipper average is not available for direct investment

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Russell MidCap® Index: An index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

62	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and Shareholder Services

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Distribution Information: The following Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Large Cap Select Fund	100.00%	100.00%

Long-Term Capital Gain Distributions: Nuveen Small Cap Select Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), $3,906 (in thousands), or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended October 31, 2011.

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	63

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FSLCT-1011P

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation potential.

Annual Report

October 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Equity Income Fund	FFEIX	FAEBX	FFECX	FEISX	FAQIX
Nuveen Large Cap Value Fund	FASKX	FATBX	FALVX	FAVSX	FSKIX
Nuveen Mid Cap Value Fund	FASEX	FAESX	FACSX	FMVSX	FSEIX
Nuveen Small Cap Value Fund	FSCAX	—	FSCVX	FSVSX	FSCCX

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

December 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

Cori Johnson, CFA, and Gerald Bren, CFA, are the portfolio managers for the Nuveen Equity Income Fund (formerly known as First American Equity Income Fund). Cori, who has 30 years of investment experience, assumed portfolio management responsibilities in 1996. Gerald, with 39 years of experience, has been a manager on the Fund since 1994.

Brent Mellum, CFA, and Kevin Earley, CFA, are the portfolio managers for the Nuveen Large Cap Value and Nuveen Mid Cap Value Funds (formerly known as First American Large Cap Value Fund and First American Mid Cap Value Fund, respectively). Brent, who has more than 18 years of financial industry experience, assumed portfolio management responsibilities for the Nuveen Large Cap Value Fund in 2004. Kevin, with 24 years of experience, joined the management team for that Fund in 2000. For the Mid Cap Value Fund, Brent and Kevin both assumed portfolio management responsibilities in 1999.

Karen Bowie, CFA, the portfolio manager for the Nuveen Small Cap Value Fund (formerly known as First American Small Cap Value Fund), has 27 years of financial industry experience. She assumed portfolio management responsibilities in 2006.

On the following pages, the portfolio management teams for the Funds examine economic and equity market conditions, key investment strategies and the Funds’ performance for the twelve-month period ended October 31, 2011.

What factors affected the U.S. economic and equity market environments during the twelve-month reporting period ended October 31, 2011?

During this period, the U.S. economy’s recovery from recession remained slow. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its November 2011 meeting (shortly after the end of this reporting period), the central bank reaffirmed its opinion that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through mid-2013. The Fed also said that it would continue its program to extend the average maturity of its U.S. Treasury holdings by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery, and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

Nuveen Investments	5

In the third quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.0%, the best growth number since the December quarter of 2010 and the ninth consecutive quarter of positive growth. The Consumer Price Index (CPI) rose 3.5% year-over-year as of October 2011, while the core CPI (which excludes food and energy) increased 2.1%, edging just above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Unemployment numbers remained high, as October 2011 marked the seventh straight month with a national jobless number of 9.0% or higher. However, after the reporting period came to a close, the U.S. unemployment rate fell to 8.6% in November 2011. While the dip was a step in the right direction, it was partly due to a number of individuals dropping out of the hunt for work. The housing market also continued to be a major weak spot. For the twelve months ended September 2011 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s/Case-Shiller Index lost 3.6%, with 18 of the 20 major metropolitan areas reporting losses. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

The ongoing economic uncertainty and the continual resurfacing of the European debt issue caused a high degree of volatility in the equity markets. The first half of the period saw dramatic gains for stocks and other risk assets fueled by signs of an improving economy. However, as the summer progressed, markets fell back sharply. For much of

August and September, stocks traded lower before staging a comeback in the final month of the period. Over the course of the full reporting period, larger U.S. companies generally had stronger returns than their smaller sized and overseas counterparts.

Nuveen Equity Income Fund

How did the Fund perform during the twelve-month period ended October 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year, five-year and, ten-year periods ended October 31, 2011. The Fund’s Class A Shares at net asset value (NAV) underperformed the S&P 500 Index and a custom benchmark of only dividend-paying S&P 500 Index stocks over the twelve-month period, but it outperformed the Lipper classification average.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

Over the twelve-month period, we continued to implement the Fund’s disciplined investment strategy. We seek to achieve consistent, long-term outperformance with lower volatility by building and managing a portfolio diversified between core and opportunistic holdings with a focus on what we believe are attractively valued companies with above-average current income or dividend growth. We use an integrated, multi-perspective research and analysis approach that involves a team of portfolio managers, fundamental research analysts and quantitative analysts. The Fund’s holdings exhibit attractive valuations and identifiable catalysts that we believe will drive future stock appreciation.

6	Nuveen Investments

The Fund is also actively managed in an effort to minimize distributed capital gains and maximize after-tax returns using a typical investment horizon of at least two to three years. We adhere to portfolio guardrails to manage volatility and maintain diversification, generally selling a security if it no longer is expected to meet our dividend growth or price appreciation expectations or if we find a better alternative in the marketplace.

During the Fund’s fiscal year, stock selection in the technology sector was the largest positive contributor to performance. Our favorable results were led by a position in MasterCard, which continued to see strong revenue and income growth with the worldwide proliferation of electronic payment solutions. MasterCard is also gaining market share globally. In addition, the Fund experienced strong performance from owning QUALCOMM, which benefited from the increasing popularity of the next generation of hand-held mobile devices. QUALCOMM is a major provider of the chips that go into smart phones. Finally in technology, the Fund’s results were aided by not owning Hewlett-Packard, a significant position in the benchmark and also the worst performer in the group. We avoided this company because we were concerned about its fundamental business trends and the turmoil in its management structure.

Performance was also enhanced by our stock selection in utilities, where we had emphasized some of the higher yielding, undervalued companies in the sector. For example, the Fund experienced strong results from CenterPoint Energy. Investors revalued the company higher in recognition of growing future revenue and profit prospects from its distribution assets in areas with expanding shale gas development. We also experienced a strong positive contribution from PNM Resources, one of the best values in the group. We bought it based on our expectations for an improved regulatory environment, which developed during the year causing the stock’s valuation to increase.

Health care was another area where the Fund benefited from good stock selection. In order to provide current income to the portfolio, we were positioned in some of the large pharmaceutical companies with above-average dividend yields. Standout performers in this group included both GlaxoSmithKline and Pfizer. In the case of GlaxoSmithKline, investors began to look beyond its near-term expiration of patents toward the products in its pipeline that will increasingly provide profits over the longer term. Pfizer continued to restructure its organization to better reflect the prospect for lower future revenues from the expiration of the patent on its largest drug, Lipitor. Investors revalued the stock upward based on these restructuring efforts and expectations that free cash flow could continue to be strong and used to repurchase shares and increase the dividend. Elsewhere in the health care sector, the Fund was rewarded for its position in Covidien, a diversified distributor of medical devices and hospital supplies. Investors bid up the stock in recognition of its improving earnings and revenue growth during the period.

In the consumer staples sector, the Fund experienced good results from owning Unilever, a leading food and personal care products provider. The company benefited from its diversified global presence and increased worldwide demand for its products.

These areas of strength were offset by unfavorable stock selection in the financial sector, particularly in diversified financials and banks. These stocks were uniformly negative in reaction to a shift from expectations of a robust earnings recovery to expectations for lower earnings in a continued flat yield curve environment. The ongoing low-yield

Nuveen Investments	7

environment limits the ability of banks to earn interest income. This shift — combined with ongoing uncertainties about regulatory oversight, capital requirements, changes to fee structures and potential bad loans on their balance sheets — created greater concerns about future profitability potential and weighed on the stocks.

In consumer discretionary, the Fund’s few positive performers were balanced out by the negatives. On the positive side, turnaround story Footlocker advanced as investors recognized its improving same-store sales and profit margins. However, these results were more than offset by some of the housing market-related stocks the Fund owned. For example, home builder company M.D.C. Holdings sold off due to the lack of visibility on the return of its revenues and earnings as prospects for recovery in the housing market disappointed investor expectations.

In the industrials sector, Fund performance suffered from a lack of exposure to some of the large machinery manufacturing companies like Caterpillar. Also, one of our larger holdings, Emerson, a leading diversified global manufacturing and engineering solutions company, underperformed because of near-term investor concern about slowing earnings growth in an expected slower global growth environment.

As of the end of the fiscal year, we had reduced the cyclical exposure of the Fund’s holdings in response to our outlook for a slowing global growth environment. Europe and the United States are expected to face further macro headwinds as budget deficit issues and sovereign debt levels are addressed. As a result, China and other emerging markets are likely to slow as their end markets stagnate. Therefore, the Fund’s portfolio is more diversified with tempered sector bets compared to a year ago. For example, we have reduced the Fund’s position in the consumer discretionary sector to benchmark weight. We have increased our weights in the energy and financial sectors, where we are finding more compelling valuations and better current yields. The energy sector is now neutral versus the benchmark while the financial sector is slightly overweighted. Within financials, we are selective, emphasizing life and specialty insurance companies and banks that are focused on investment services, while underweighting the large banks. We have also brought up the Fund’s consumer staples position so it is less of an underweight. We have moved to an underweight position in utilities because current valuations in the sector are expensive versus their history.

As always, we remain focused on owning primarily large, U.S.-based companies that we believe have growing global franchises and dividend policies supporting above-average current yields or dividend growth. Investors are increasingly focused on dividend payout patterns from U.S. corporations as they continue to keep large amounts of cash on the sidelines. We believe this may prove beneficial to this segment of the equity markets going forward.

Nuveen Large Cap Value Fund

How did the Fund perform during the twelve-month period ended October 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2011. The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 1000 Value Index and the Lipper classification average over the twelve-month period.

8	Nuveen Investments

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. During this period, we continued to implement the Fund’s investment process of selecting large-cap companies that we believe are undervalued relative to other companies in the same industry or market, that demonstrate improving fundamentals and that exhibit a near-term catalyst that could close the gap between market value and our perception of fair value. Generally, we sold a holding if the stock hit its price target, the company’s fundamentals or competitive position significantly deteriorated or if a better alternative existed in the marketplace.

While the Fund underperformed over this period, it did benefit from favorable security selection in the energy, consumer discretionary and materials sectors. Within energy, exploration and production companies Anadarko Petroleum, Concho Resources and Pioneer Natural Resources posted strong advances due to accelerating production profiles and favorable energy prices. Oil service related firms National Oilwell Varco, Schlumberger and Cameron International also benefited from attractive industry conditions. El Paso rose after it agreed to be purchased by Kinder Morgan.

Retail stock selection, within consumer discretionary, was favorable due to positive returns from Macy’s and Bed Bath & Beyond as both companies experienced accelerating same-store sales and higher profit margins. Hotel and timeshare operator Wyndham Worldwide also advanced because of strong results and robust share repurchase activity. Chemical companies PPG Industries and LyondellBasell Industries benefited from emerging market demand which allowed pricing to outpace higher costs. Other stocks that had a positive impact on the Fund’s performance included CBS, related to robust advertising spending conditions and the network’s high viewership ratings, and MasterCard, following clarity on the fees retailers would have to pay to accept debit cards. Additionally, the Fund’s underweight positions in consumer staples and financials, and its overweights in both the energy and consumer discretionary sectors, aided performance.

The Fund’s performance was negatively impacted by unfavorable stock selection in the industrial, consumer staple, financial and technology sectors. Machinery holdings SPX Corp and Terex, within the industrial sector, experienced sharp corrections later in the period due to concerns of a global economic slowdown caused by uncertainty in Europe and China. Delta Air Lines declined because of higher fuel prices and an uncertain European demand environment. Milk processor Dean Foods, within consumer staples, fell as a result of limited ability to pass on higher milk costs. Drug store operator Walgreens declined due to its disagreement with a large pharmacy benefits manager. Safeway, a food retailer, declined because of volume declines caused by higher food prices.

Within financials, the Fund’s allocation to banks hurt overall returns as the group underperformed due to challenged loan growth and interest income pressures caused by historically low interest rates. Insurance companies Prudential Financial and Lincoln National underperformed due to low interest rates which may pressure future earnings. Technology stocks that had a negative impact included semiconductor manufacturer Marvell Technology due to a lower computer hard drive outlook, ON Semiconductor

Nuveen Investments	9

following the Japanese earthquake because of the company’s manufacturing exposure to that market and Xerox because of moderating growth following a cyclical rebound. The Fund’s overweight position in technology also detracted from performance as the group lagged.

We continued to focus on companies that we believed would benefit from improving fundamentals not fully recognized by the market. The Fund established a number of new positions across a variety of industries during the twelve-month period, including: hotel and timeshare company Wyndham Worldwide; cable television operator Comcast; drug store retailer Walgreens; energy companies El Paso and McDermott International; credit card provider Capital One Financial; industrial conglomerate General Electric; semiconductor manufacturer Intel; software developer Oracle; tobacco producer Philip Morris International; retailers Bed Bath & Beyond and Macy’s; industrial conglomerate Tyco International; containerboard company MeadWestvaco; telecom provider Verizon Communications; and utility companies ONEOK, Pinnacle West Capital and Calpine.

We eliminated several positions from the Fund, including: toy manufacturer Mattel; battery maker Energizer Holdings; energy companies Apache, Concho Resources, Schlumberger,

ConocoPhillips and Newfield Exploration; thrift Hudson City Bancorp; insurance companies PartnerRe and Aflac; diversified financial Bank of America; online trading company TD Ameritrade Holding; life science tools and testing companies Thermo Fisher Scientific and Life Technologies; pharmaceutical manufacturers Valeant Pharmaceuticals and Endo Pharmaceutical; industrial companies Parker-Hannifin and Cummins; semiconductor manufacturers QUALCOMM, Marvell Technology and ON Semiconductor; computer services provider Xerox; connector company Amphenol; software developer Check Point Software; materials companies Freeport-McMoRan Copper & Gold, Mosaic and Albemarle; industrial conglomerate Textron; airline Delta Air Lines; staffing provider Manpower; telecommunication companies Qwest Communications and AT&T; and utility companies Public Service Enterprise, PG&E and CenterPoint Energy.

Nuveen Mid Cap Value Fund

How did the Fund perform during the twelve-month period ended October 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2011. The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell Midcap Value Index and the Lipper classification average over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $350 million and $14 billion. During the period, we continued to implement the Fund’s investment process of selecting mid-cap companies that we believed were undervalued relative to other companies in the same industry or market, that demonstrated improving fundamentals, and that exhibited a near-term catalyst that

10	Nuveen Investments

could close the gap between market value and our perception of fair value. Generally, we sold a holding if the stock hit its price target, the company’s fundamentals or competitive position significantly deteriorated or if a better alternative existed in the marketplace.

While the Fund underperformed over this period, it did benefit from favorable security selection in the energy and materials sectors. Within energy, exploration and production companies Concho Resources and Pioneer Natural Resources posted strong advances due to accelerating production profiles and favorable energy prices. Integrated energy provider Williams Companies outperformed after announcing plans to separate its exploration business from its legacy pipeline business, while El Paso outperformed after being acquired by a larger competitor. Within the materials sector, chemical producers Celanese, Albemarle and PPG Industries benefited from improving market demand which allowed pricing to outpace higher feedstock costs.

Other stocks that had a positive impact on the Fund’s performance included aerospace supplies provider Goodrich, which agreed to be acquired by a larger competitor, and media company CBS, which benefited from robust advertising spending conditions and the network’s high viewership ratings. Also, specialty pharmaceutical producer Valeant Pharmaceuticals outperformed due to investor enthusiasm related to announced acquisitions. Specialty retailer Foot Locker benefited from an improvement in sales performance and profit margins. Finally, diversified energy operator ONEOK benefited from favorable conditions in commodity transportation and processing.

The Fund’s performance was negatively impacted by unfavorable stock selection in the technology, health care, consumer staples and financial sectors. An underweight allocation toward utilities also adversely impacted results. In technology, semiconductor manufacturer Marvell Technology underperformed due to market share losses in several key end markets. ON Semiconductor declined following the Japanese earthquake because of the company’s large exposure to that market. Xerox fell as a result of moderating growth as its end markets stabilized following a cyclical rebound. Online staffing provider Monster Worldwide declined following earnings results that were below expectations.

Within health care, service providers DaVita and Universal Health underperformed due to uncertainty related to government reimbursement for services, while capital equipment manufacturer Hill-Rom underperformed after highlighting softness in hospital capital equipment spending, especially in Europe. In the consumer staples sector, milk processor Dean Foods fell because of its limited ability to pass on higher raw milk costs. In the financial sector, asset manager Lazard underperformed as a result of declining asset levels, while life insurance carriers Lincoln National and Hartford Financial underperformed due to investor concern about the impact of capital market volatility on their investment portfolios.

We continued to look for companies that we believed would benefit from improving fundamentals not fully recognized by the market. The Fund established a number of new positions across a variety of industries during the twelve-month period, including: hotel and timeshare company Wyndham Worldwide; consumer products manufacturer Jarden; theatre operator Cinemark; auto and truck parts supplier Dana Holding; retailers Ascena Retail, Foot Locker and GameStop; food processors Corn Products International and Dean Foods; energy companies Oil States International, SM Energy and Bill Barrett

Nuveen Investments	11

Group; financial firms SLM Corporation, Marsh & McLennan, Ace Limited and EastWest Bancorp; health care companies Humana, CareFusion, Hill-Rom and Impax Laboratories; industrial companies Agco Corporation, Werner Enterprises, Ingersoll-Rand, Parker-Hannifin and Fluor; materials producers MeadWestvaco and Packaging Corporation of America; technology companies Electronic Arts, Arrow Electronics, Amdocs Limited and Sandisk; and utility companies Pinnacle West, NV Energy, OGE Energy and American Water Works.

We eliminated several positions from the Fund during the period, including: advertising agency Interpublic Group; food processor Bunge Limited; soft drink producer Dr. Pepper Snapple; exploration companies Whiting Petroleum and Newfield Exploration; financial companies SunTrust Banks, Discover Financial and PartnerRe; industrial manufacturers Cummins, Eaton and Stanley Black & Decker; materials producers Albemarle, PPG Industries and CF Industries; technology producers Avnet, Marvell Technology and Xerox; telecommunications service provider Qwest Communications; and utilities Spectra Energy, Centerpoint Energy, Wisconsin Energy, Sempra Energy and CMS Energy.

Nuveen Small Cap Value Fund

How did the Fund perform during the twelve-month period ended October 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2011. The Fund’s Class A Shares at net asset value (NAV) outperformed the Russell 2000 Value Index and the Lipper classification average over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of less than $3 billion at the time of purchase. During the twelve-month period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies that we believed had strengthening balance sheets and free cash flow characteristics. We also continued to target companies with what we thought were sound business models and strong competitive advantages that might gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at what we believe is a discount to both intrinsic and relative value metrics.

The Fund’s outperformance was primarily driven by bottom-up stock selection across nine of the ten sectors in which it invested during the fiscal year. From a top-down perspective, the Fund’s overweight position relative to the benchmark in the energy and materials sectors, in conjunction with its underweight stance in financials, also was beneficial. However, the Fund’s underweight position in both the utilities and consumer staples sectors was a detractor. Our solid stock selection was sufficient to override the Fund’s pro-cyclical tilt during a difficult market environment in 2011.

12	Nuveen Investments

The top contributors to the Fund’s performance were well distributed across a number of sectors. For example, professional staffing company SFN Group outperformed after it was acquired by an international private firm looking to broaden its geographic footprint. Also, Sally Beauty Holdings, the leading distributor of brand-name beauty products to salon professionals, continued to benefit from solid organic sales growth. Buckeye Technologies, a specialty wood and cotton-based materials manufacturer, gained due to solid execution on cost and debt reduction combined with industry dynamics that allowed for a double-digit price increase. Triumph Group, a manufacturer and distributor of aircraft components and systems, outperformed based on solid execution, increased order rates for commercial aircraft and a strategic acquisition that broadened its product portfolio. Additionally, leading restaurant franchiser Domino’s Pizza continued to deliver steady sales growth from its domestic network. Meanwhile, the company’s international stores continued to grow on a same-store basis.

The primary drag on performance was the Fund’s cash exposure (approximately 1.9% at period end) in a strongly advancing market environment. Other individual detractors included MGIC Investment, a leading domestic mortgage insurer, which continued to struggle through the lackluster domestic housing market. Also, international air cargo service provider Atlas Air Worldwide stumbled due to the slowing global growth climate and the delay of new cargo plane deliveries. Office supply retailer OfficeMax had its sales and margins negatively impacted by a difficult environment for small businesses. Competitive pressures and strategic uncertainty caused us to exit the Fund’s position in OfficeMax. In addition, Cooper Tire & Rubber, a leading manufacturer of automobile tires, was caught in the crossfire of slowing demand due to economic uncertainty and greater input costs. Finally, Brandywine Realty Trust, a well-positioned, East Coast office and industrial Real Estate Investment Trust (REIT), was negatively impacted by the overall threat of a double-dip recession as the company continued to deliver solid leasing activity in a difficult market.

From a sector positioning standpoint, we continued to favor a pro-cyclical tilt. Therefore, the Fund was overweight relative to the benchmark in sectors where performance is closely linked to the business cycle, such as information technology, consumer discretionary, industrials and commodity-related sectors. We continue to believe that the economic environment will stabilize and expand at a moderate pace. As the year progressed, opportunities arose to alter the composition of the Fund’s pro-cyclical tilt to a greater relative emphasis in the energy and materials sectors, funded by a decrease in consumer discretionary and technology. This relative repositioning was a function of our bottom-up investment process. We continued to underweight the financials, consumer staples and utilities sectors in the Fund relative to its benchmark.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk; dividends are not guaranteed. Investments in small- and mid-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Debt or fixed income securities are subject to credit risk and interest rate risk.

Nuveen Investments	13

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14	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following eight pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

Effective January 18, 2011, Class R Shares and Class Y Shares, previously offered by FAF Advisors, Inc., were renamed Class R3 Shares and Class I Shares, respectively.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Equity Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	7.28%	1.75%	4.60%
Class A Shares at maximum Offering Price	1.09%	0.55%	3.98%
S&P 500 Index*	8.09%	0.25%	3.69%
S&P 500 Dividend Only Stocks Index*	8.78%	-0.27%	2.58%
Lipper Equity Income Funds Classification Average*	7.13%	0.80%	4.95%

Class B Shares w/o CDSC**	6.45%	0.99%	3.82%
Class B Shares w/CDSC**	1.45%	0.83%	3.82%
Class C Shares	6.42%	0.98%	3.81%
Class R3 Shares	6.93%	1.47%	4.38%
Class I Shares	7.56%	2.01%	4.86%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	-0.19%	0.24%	3.49%
Class A Shares at maximum Offering Price	-5.90%	-0.94%	2.88%
Class B Shares w/o CDSC**	-0.92%	-0.50%	2.72%
Class B Shares w/CDSC**	-5.84%	-0.66%	2.72%
Class C Shares	-0.88%	-0.50%	2.73%
Class R3 Shares	-0.44%	-0.02%	3.30%
Class I Shares	0.13%	0.50%	3.75%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.15%
Class B Shares	1.90%
Class C Shares	1.90%
Class R3 Shares	1.40%
Class I Shares	0.90%

*	Refer to the Glossary of Terms Used in this Report for definitions.

**	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2011 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Large Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	1.98%	-3.07%	2.45%
Class A Shares at maximum Offering Price	-3.86%	-4.21%	1.85%
Russell 1000 Value Index*	6.16%	-2.05%	4.57%
Lipper Large-Cap Value Funds Classification Average*	4.15%	-2.05%	3.60%

Class B Shares w/o CDSC**	1.22%	-3.79%	1.69%
Class B Shares w/CDSC**	-3.78%	-3.94%	1.69%
Class C Shares	1.28%	-3.79%	1.68%
Class R3 Shares	1.74%	-3.32%	2.25%
Class I Shares	2.22%	-2.83%	2.70%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	-6.91%	-4.90%	1.27%
Class A Shares at maximum Offering Price	-12.24%	6.02%	0.68%
Class B Shares w/o CDSC**	-7.65%	-5.62%	0.52%
Class B Shares w/CDSC**	-12.25%	-5.77%	0.52%
Class C Shares	-7.59%	-5.60%	0.51%
Class R3 Shares	-7.12%	-5.13%	1.09%
Class I Shares	-6.71%	-4.67%	1.53%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.21%
Class B Shares	1.96%
Class C Shares	1.96%
Class R3 Shares	1.46%
Class I Shares	0.96%

*	Refer to the Glossary of Terms Used in this Report for definitions.

**	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2011 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Mid Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	-0.64%	-0.60%	7.27%
Class A Shares at maximum Offering Price	-6.33%	-1.77%	6.64%
Russell Midcap Value Index*	5.83%	0.73%	8.76%
Lipper Mid-Cap Value Funds Classification Average*	4.19%	0.39%	7.63%

Class B Shares w/o CDSC**	-1.35%	-1.33%	6.49%
Class B Shares w/CDSC**	-6.27%	-1.50%	6.49%
Class C Shares	-1.35%	-1.34%	6.47%
Class R3 Shares	-0.87%	-0.84%	7.09%
Class I Shares	-0.42%	-0.35%	7.54%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	-8.68%	-2.45%	6.12%
Class A Shares at maximum Offering Price	-13.94%	-3.60%	5.49%
Class B Shares w/o CDSC**	-9.29%	-3.17%	5.34%
Class B Shares w/CDSC**	-13.81%	-3.34%	5.34%
Class C Shares	-9.36%	-3.18%	5.33%
Class R3 Shares	-8.84%	-2.69%	5.94%
Class I Shares	-8.43%	-2.21%	6.39%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.39%	1.34%
Class B Shares	2.14%	2.09%
Class C Shares	2.14%	2.09%
Class R3 Shares	1.64%	1.59%
Class I Shares	1.14%	1.09%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 1.34%, 2.09%, 2.09%, 1.59% and 1.09%, respectively, for Class A, Class B, Class C, Class R3 and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions.
**	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2011 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Small Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	10.14%	0.07%	7.39%
Class A Shares at maximum Offering Price	3.76%	-1.11%	6.76%
Russell 2000 Value Index*	3.54%	-1.42%	7.63%
Lipper Small-Cap Value Funds Classification Average*	4.25%	0.36%	8.01%

Class C Shares	9.36%	-0.67%	6.60%
Class R3 Shares	9.89%	-0.16%	7.21%
Class I Shares	10.43%	0.32%	7.66%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	-0.10%	-2.19%	5.99%
Class A Shares at maximum Offering Price	-5.87%	-3.34%	5.36%
Class C Shares	-0.94%	-2.92%	5.19%
Class R3 Shares	-0.42%	-2.42%	5.81%
Class I Shares	0.00%	-1.97%	6.24%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.84%	1.61%
Class C Shares	2.59%	2.36%
Class R3 Shares	2.09%	1.86%
Class I Shares	1.59%	1.36%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 1.50%, 2.25%, 1.75% and 1.25%, respectively, for Class A, Class C, Class R3 and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2011 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Holding Summaries (Unaudited) as of October 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Equity Income Fund

Portfolio Allocation1

Nuveen Large Cap Value Fund

Portfolio Allocation1

Nuveen Mid Cap Value Fund

Portfolio Allocation1

Nuveen Small Cap Value Fund

Portfolio Allocation1

Portfolio Composition[1]
Financials	15.7%
Information Technology	14.7%
Energy	14.1%
Industrials	10.6%
Consumer Discretionary	10.1%
Health Care	9.8%
Consumer Staples	8.2%
Materials	6.1%
Telecommunication Services	5.9%
Short-Term Investments	1.8%
Other	3.0%

Portfolio Composition[1]
Financials	22.3%
Health Care	14.5%
Energy	13.0%
Consumer Discretionary	11.2%
Information Technology	8.4%
Industrials	7.7%
Consumer Staples	7.0%
Utilities	6.6%
Telecommunication Services	5.2%
Short-Term Investments	0.8%
Other	3.3%

Portfolio Composition[1]
Financials	26.0%
Consumer Discretionary	16.3%
Utilities	11.9%
Industrials	9.3%
Energy	8.5%
Health Care	7.3%
Information Technology	6.8%
Materials	5.6%
Consumer Staples	5.5%
Short-Term Investment	1.2%
Other	1.6%

Portfolio Composition[1]
Financials	27.0%
Industrials	16.7%
Information Technology	15.3%
Consumer Discretionary	11.9%
Materials	6.5%
Energy	6.2%
Health Care	5.6%
Investment Companies	1.1%
Short-Term Investment	2.6%
Other	7.1%

Top Five Common Stock Holdings[2]
Chevron	3.3%
Verizon Communications	3.1%
Exxon Mobil	2.9%
Pfizer	2.7%
Royal Dutch Petroleum, ADR	2.4%

Top Five Common Stock Holdings[2]
JPMorgan Chase	3.6%
Pfizer	3.6%
Verizon Communications	3.3%
Johnson & Johnson	2.7%
ACE	2.6%

Top Five Common Stock Holdings[2]
Pinnacle West Capital	2.0%
Macy’s	2.0%
NV Energy	2.0%
Ameriprise Financial	2.0%
Unum Group	1.9%

Top Five Common Stock Holdings[2]
Triumph Group	2.4%
Sally Beauty Holdings	1.9%
Affiliated Managers Group	1.7%
Home Properties – REIT	1.7%
Group 1 Automotive	1.7%

1	As a percentage of total investments (excluding investments purchased with collateral from securities lending) as of October 31, 2011. Holdings are subject to change.

2	As a percentage of total common stocks as of October 31, 2011. Holdings are subject to change.

24	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Equity Income Fund

	Actual Performance					Hypothetical Performance
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$922.20	$918.50	$918.40	$920.10	$923.30	$1,019.41	$1,015.63	$1,015.63	$1,018.15	$1,020.67
Expenses Incurred During Period	$5.57	$9.19	$9.19	$6.78	$4.36	$5.85	$9.65	$9.65	$7.12	$4.58

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.90%, 1.40% and ..90% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Large Cap Value Fund

	Actual Performance					Hypothetical Performance
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$878.20	$875.00	$875.20	$876.90	$879.40	$1,018.80	$1,015.02	$1,015.02	$1,017.54	$1,020.06
Expenses Incurred During Period	$6.01	$9.55	$9.55	$7.14	$4.83	$6.46	$10.26	$10.26	$7.73	$5.19

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.27%, 2.02%, 2.02%, 1.52% and 1.02% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Mid Cap Value Fund

	Actual Performance					Hypothetical Performance
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$855.10	$852.20	$852.20	$854.30	$856.30	$1,018.45	$1,014.68	$1,014.73	$1,017.24	$1,019.51
Expenses Incurred During Period	$6.27	$9.76	$9.76	$7.43	$5.10	$6.75	$10.53	$10.48	$7.96	$5.69

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.34%, 2.09%, 2.09%, 1.59% and 1.09% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	25

Expense Examples (Unaudited) (continued)

Nuveen Small Cap Value Fund

	Actual Performance				Hypothetical Performance
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$889.80	$886.60	$888.80	$890.70	$1,017.64	$1,013.86	$1,016.38	$1,018.90
Expenses Incurred During Period	$7.14	$10.70	$8.33	$5.96	$7.53	$11.42	$8.89	$6.36

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.50%, 2.25%, 1.75% and 1.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Nuveen Equity Income Fund (formerly First American Equity Income Fund)

Nuveen Large Cap Value Fund (formerly First American Large Cap Value Fund)

Nuveen Mid Cap Value Fund (formerly First American Mid Cap Value Fund)

Nuveen Small Cap Value Fund (formerly First American Small Cap Value Fund)

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Nuveen Equity Income Fund (formerly First American Equity Income Fund), Nuveen Large Cap Value Fund (formerly First American Large Cap Value Fund), Nuveen Mid Cap Value Fund (formerly First American Mid Cap Value Fund), and Nuveen Small Cap Value Fund (formerly First American Small Cap Value Fund) (series of Nuveen Investment Funds, Inc., formerly First American Investment Funds, Inc.) (collectively, the ”Funds”) as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Equity Income Fund (formerly First American Equity Income Fund), Nuveen Large Cap Value Fund (formerly First American Large Cap Value Fund), Nuveen Mid Cap Value Fund (formerly First American Mid Cap Value Fund), and Nuveen Small Cap Value Fund (formerly First American Small Cap Value Fund) at October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 28, 2011

Nuveen Investments	27

Portfolio of Investments

Nuveen Equity Income Fund

(formerly known as First American Equity Income Fund)

October 31, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 99.0%

	Consumer Discretionary – 10.2%

381,702	Brunswick ▼	$6,740,857

577,062	Cinemark Holdings ▼	11,927,871

581,344	Foot Locker ▼	12,708,180

244,915	Hasbro	9,321,465

329,956	Home Depot ▼	11,812,425

342,240	Mattel	9,664,858

191,750	McDonald’s	17,803,988

335,384	Starbucks	14,200,159

280,002	Yum! Brands	14,999,707
	Total Consumer Discretionary	109,179,510
	Consumer Staples – 8.3%

396,790	Altria Group ▼	10,931,565

288,982	ConAgra Foods	7,319,914

174,828	Kimberly-Clark	12,187,260

456,766	Kraft Foods, Class A	16,069,028

235,216	Philip Morris International	16,434,542

404,054	Sysco	11,200,377

432,837	Unilever ▼	14,945,862
	Total Consumer Staples	89,088,548
	Energy – 14.2%

174,181	Anadarko Petroleum	13,673,209

338,018	Chevron ▼	35,508,791

159,078	ConocoPhillips	11,079,783

339,723	Enbridge Energy Partners ▼	10,341,168

358,245	Exterran Partners ▼	8,812,827

393,579	Exxon Mobil	30,734,584

94,205	Occidental Petroleum	8,755,413

356,187	Royal Dutch Petroleum, ADR ▼	25,257,220

117,082	Schlumberger	8,602,014
	Total Energy	152,765,009
	Financials – 15.9%

408,127	Aflac ▼	18,402,446

644,406	Annaly Capital Management – REIT ▼	10,858,241

465,594	BankUnited ▼	10,145,293

286,495	Capital One Financial ▼	13,081,362

214,259	Community Bank System ▼	5,476,460

542,685	Fifth Third Bancorp	6,517,647

44,557	Goldman Sachs Group	4,881,219

722,343	JPMorgan Chase	25,108,643

164,409	Liberty Property Trust – REIT ▼	5,261,088

110,343	Mid-America Apartment Communities – REIT ▼	6,885,403

197,780	National Retail Properties – REIT	5,389,505

772,938	Old Republic International ▼	6,832,772

350,431	Prudential Financial ▼	18,993,360

730,400	Redwood Trust – REIT ▼	8,487,248

451,778	State Street ▼	18,247,313

100,215	Ventas – REIT ▼	5,572,956
	Total Financials	170,140,956

28	Nuveen Investments

Shares	Description ▲	Value

	Health Care – 9.8%

337,083	Abbott Laboritories	$18,158,661

386,050	Bristol-Myers Squibb ▼	12,195,320

279,723	GlaxoSmithKline, ADR	12,528,793

109,265	Humana	9,275,506

280,556	Johnson & Johnson ▼	18,065,001

1,493,236	Pfizer	28,759,725

132,740	UnitedHealth Group	6,370,193
	Total Health Care	105,353,199
	Industrials – 10.7%

195,404	3M ▼	15,440,824

128,284	Boeing	8,439,804

379,252	Emerson Electric ▼	18,249,606

123,615	General Dynamics	7,934,847

1,312,530	General Electric	21,932,376

80,906	Hubbell, Class B	4,837,370

391,672	Republic Services	11,146,985

145,030	United Parcel Service, Class B ▼	10,186,907

210,641	United Technologies ▼	16,425,785
	Total Industrials	114,594,504
	Information Technology – 14.8%

223,784	Automatic Data Processing ▼	11,710,617

814,206	Cisco Systems	15,087,237

781,205	Intel	19,170,771

43,971	MasterCard, Class A	15,268,490

499,776	Maxim Integrated Products ▼	13,074,140

767,965	Microsoft	20,450,908

445,413	Molex, Class A	9,086,425

385,405	Oracle	12,629,722

239,220	QUALCOMM	12,343,752

862,382	Seagate Technology PLC	13,927,469

303,715	Texas Instruments	9,333,162

75,245	Visa, Class A ▼	7,017,349
	Total Information Technology	159,100,042
	Materials – 6.1%

392,016	Dow Chemical	10,929,406

250,967	E.I. Du Pont de Nemours ▼	12,063,984

254,734	Freeport-McMoRan Copper & Gold	10,255,591

723,602	Huntsman	8,495,087

140,993	PPG Industries	12,183,205

115,396	Praxair	11,732,311
	Total Materials	65,659,584
	Telecommunication Services – 6.0%

416,302	CenturyTel	14,678,809

902,685	Verizon Communications ▼	33,381,291

1,302,639	Windstream ▼	15,853,117
	Total Telecommunication Services	63,913,217

Nuveen Investments	29

Portfolio of Investments

Nuveen Equity Income Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Utilities – 3.0%

555,660	CenterPoint Energy	$11,579,954

311,045	PPL ▼	9,135,392

402,239	Westar Energy ▼	10,965,035
	Total Utilities	31,680,381
	Total Common Stocks (Cost $833,777,322)	1,061,474,950

Shares	Description ▲	Value

	INVESTMENT PURCHASED WITH PROCEEDS FROM SECURITIES LENDING

	Money Market Funds – 30.0%

321,455,317	Mount Vernon Securities Lending Prime Portfolio, 0.200% Ω †	$321,455,317
	Total Investments Purchased With Proceeds From Securities Lending (Cost $321,455,317)	321,455,317

Shares	Description ▲	Value
	SHORT-TERM INVESTMENTS – 1.8%

$19,972,582	First American Treasury Obligations Fund, Class Z, 0.000% Ω	$19,972,582
	Total Short-Term Investments (Cost $19,972,582)	19,972,582
	Total Investments (Cost $1,175,205,221) – 130.8%	1,402,902,849
	Other Assets Less Liabilities - (30.8)%	(330,373,152)
	Net Assets – 100.0%	$1,072,529,697

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

30	Nuveen Investments

Portfolio of Investments

Nuveen Large Cap Value Fund

(formerly known as First American Large Cap Value Fund)

October 31, 2011

Shares	Description ▲		Value

	COMMON STOCKS – 99.1%

	Consumer Discretionary – 11.2%

26,275	Bed Bath & Beyond ▼ —	$	1,624,846

130,579	CBS, Class B		3,370,244

151,735	Comcast, Class A ▼		3,558,186

78,451	Foot Locker ▼		1,714,939

122,812	Macy’s		3,749,450

95,405	Wyndham Worldwide ▼		3,212,286
	Total Consumer Discretionary		17,229,951
	Consumer Staples – 7.0%

42,677	Coca-Cola		2,915,693

38,962	Corn Products International		1,889,657

114,570	Dean Foods —		1,113,620

47,631	Philip Morris International		3,327,978

48,286	Walgreen		1,603,095
	Total Consumer Staples		10,850,043
	Energy – 13.0%

44,244	Anadarko Petroleum		3,473,154

37,471	Chevron ▼		3,936,329

50,857	Halliburton		1,900,017

33,123	National Oilwell Varco ▼		2,362,664

16,783	Noble Energy		1,499,393

21,713	Occidental Petroleum		2,018,006

20,317	Pioneer Natural Resources ▼		1,704,596

103,452	The Williams Companies		3,114,940
	Total Energy		20,009,099
	Financials – 22.3%

55,980	ACE		4,038,957

52,380	Ameriprise Financial		2,445,098

52,738	Capital One Financial ▼		2,408,017

106,113	Citigroup		3,352,110

159,395	JPMorgan Chase		5,540,570

85,632	Lincoln National ▼		1,631,290

69,475	Marsh & McLennan		2,127,325

62,683	PNC Financial Services Group		3,366,704

60,656	Prudential Financial ▼		3,287,555

76,351	State Street ▼		3,083,817

118,577	Wells Fargo		3,072,330
	Total Financials		34,353,773
	Health Care – 14.5%

51,921	CIGNA		2,302,177

47,533	Covidien ▼		2,235,952

85,770	Gilead Sciences —		3,573,178

63,647	Johnson & Johnson ▼		4,098,231

282,735	Pfizer		5,445,476

28,227	St. Jude Medical		1,100,853

74,757	UnitedHealth Group		3,587,589
	Total Health Care		22,343,456

Nuveen Investments	31

Portfolio of Investments

Nuveen Large Cap Value Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Industrials – 7.7%

123,386	CSX	$2,740,403

27,955	Fluor	1,589,242

126,082	General Electric	2,106,830

114,744	Republic Services	3,265,614

48,353	Tyco International	2,202,479
	Total Industrials	11,904,568
	Information Technology – 8.3%

60,473	Arrow Electronics ▼ —	2,180,052

77,858	Electronic Arts —	1,817,984

149,044	Intel ▼	3,657,540

6,743	MasterCard, Class A	2,341,439

87,122	Oracle	2,854,988
	Total Information Technology	12,852,003
	Materials – 3.3%

26,647	LyondellBasell Industries	875,620

85,713	MeadWestvaco	2,392,250

21,658	PPG Industries	1,871,468
	Total Materials	5,139,338
	Telecommunication Services – 5.2%

84,549	CenturyLink ▼	2,981,198

138,257	Verizon Communications ▼	5,112,744
	Total Telecommunication Services	8,093,942
	Utilities – 6.6%

86,871	American Water Works	2,652,172

100,284	Calpine ▼ —	1,521,308

48,426	Exelon ▼	2,149,630

17,397	ONEOK ▼	1,323,042

57,318	Pinnacle West Capital	2,612,554
	Total Utilities	10,258,706
	Total Common Stocks (Cost $154,305,571)	153,034,879

Shares	Description ▲	Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING

	Money Market Funds – 27.6%

42,625,398	Mount Vernon Securities Lending Prime Portfolio, 0.200% Ω †	$42,625,398
	Total Investments Purchased With Proceeds From Securities Lending (Cost $42,625,398)	42,625,398

Shares	Description ▲	Value
	SHORT-TERM INVESTMENTS – 0.9%

$1,306,013	First American Treasury Obligations Fund, Class Z, 0.000% Ω	$1,306,013
	Total Short-Term Investments (Cost $1,306,013)	1,306,013
	Total Investments (Cost $198,236,982) – 127.6%	196,966,290
	Other Assets Less Liabilities – (27.6)%	(42,589,713)
	Net Assets – 100.0%	$154,376,577

32	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

Nuveen Investments	33

Portfolio of Investments

Nuveen Mid Cap Value Fund

(formerly known as First American Mid Cap Value Fund)

October 31, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 99.3%

	Consumer Discretionary – 16.4%

82,762	Ascena Retail Group — ▼	$2,391,822

101,893	CBS, Class B	2,629,858

161,085	Cinemark Holdings ▼	3,329,627

150,959	D.R. Horton	1,680,174

206,175	Dana Holding — ▼	2,915,315

172,157	Foot Locker ▼	3,763,352

95,195	GameStop, Class A — ▼	2,434,136

125,505	Jarden ▼	4,019,925

150,880	Macy’s	4,606,366

102,187	Mattel ▼	2,885,761

49,293	Tupperware Brands	2,787,026

128,921	Wyndham Worldwide	4,340,770
	Total Consumer Discretionary	37,784,132
	Consumer Staples – 5.5%

71,714	Corn Products International	3,478,129

176,119	Dean Foods —	1,711,877

56,519	JM Smucker	4,353,093

29,235	Lorillard	3,235,145
	Total Consumer Staples	12,778,244
	Energy – 8.5%

36,594	Bill Barrett — ▼	1,522,310

33,401	Cameron International —	1,641,325

41,450	Concho Resources — ▼	3,926,144

52,620	HollyFrontier	1,614,908

27,255	Noble Energy	2,434,962

42,802	Oil States International — ▼	2,979,447

29,792	Pioneer Natural Resources ▼	2,499,549

20,900	SM Energy	1,732,819

51,669	Valero Energy	1,271,057
	Total Energy	19,622,521
	Financials – 26.2%

47,207	ACE	3,405,985

20,409	Affiliated Managers Group —	1,890,078

97,363	Ameriprise Financial	4,544,905

109,486	Arch Capital Group — ▼	3,938,211

26,422	AvalonBay Communities – REIT ▼	3,532,357

80,923	BankUnited ▼	1,763,312

50,616	BOK Financial ▼	2,643,168

34,384	Boston Properties – REIT ▼	3,403,672

160,001	East West Bancorp	3,115,219

47,406	Endurance Specialty Holdings	1,763,503

33,028	Federal Realty Investment Trust – REIT ▼	2,931,565

287,424	Fifth Third Bancorp	3,451,962

125,035	Invesco	2,509,452

95,178	Lazard, Class A ▼	2,602,167

157,218	Lincoln National ▼	2,995,003

124,509	Marsh & McLennan	3,812,466

319,075	SLM	4,361,755

183,221	Unum Group ▼	4,367,989

56,510	Ventas – REIT ▼	3,142,521
	Total Financials	60,175,290

34	Nuveen Investments

Shares	Description ▲	Value

	Health Care – 7.4%

61,560	AmerisourceBergen ▼	$2,511,648

109,735	CareFusion —	2,809,216

77,056	CIGNA	3,416,663

76,593	Hill-Rom Holdings ▼	2,578,886

39,688	Humana	3,369,115

121,446	Impax Laboratories — ▼	2,296,544
	Total Health Care	16,982,072
	Industrials – 9.3%

76,095	AGCO —	3,335,244

43,028	Dover ▼	2,389,345

41,780	Fluor	2,375,193

9,105	Goodrich	1,116,546

84,917	Ingersoll-Rand ▼	2,643,466

28,816	Parker Hannifin	2,349,945

140,919	Republic Services	4,010,555

134,410	Werner Enterprises ▼	3,185,517
	Total Industrials	21,405,811
	Information Technology – 6.8%

112,104	Amdocs —	3,365,362

93,755	Arrow Electronics —	3,379,868

70,495	Avago Technologies	2,380,616

147,067	Electronic Arts —	3,434,014

61,222	SanDisk — ▼	3,102,119
	Total Information Technology	15,661,979
	Materials – 5.6%

52,301	Celanese, Class A ▼	2,277,709

80,117	Crown Holdings —	2,707,153

109,322	MeadWestvaco	3,051,177

108,592	Packaging Corporation of America	2,832,079

25,398	Walter Energy	1,921,359
	Total Materials	12,789,477
	Telecommunication Services – 1.6%

124,603	MetroPCS Communications —	1,059,126

219,465	Windstream ▼	2,670,889
	Total Telecommunication Services	3,730,015
	Utilities – 12.0%

128,397	American Water Works	3,919,961

282,028	Calpine —	4,278,365

283,743	NV Energy	4,551,238

83,541	OGE Energy	4,322,411

38,131	ONEOK ▼	2,899,863

101,985	Pinnacle West Capital	4,648,476

86,302	Public Service Enterprise Group ▼	2,908,377
	Total Utilities	27,528,691
	Total Common Stocks (Cost $225,986,086)	228,458,232

Nuveen Investments	35

Portfolio of Investments

Nuveen Mid Cap Value Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING

	Money Market Funds – 33.1%

76,049,862	Mount Vernon Securities Lending Prime Portfolio, 0.200% Ω †	$76,049,862
	Total Investments Purchased With Proceeds From Securities Lending (Cost $76,049,862)	76,049,862

Shares	Description ▲	Value

	SHORT-TERM INVESTMENT – 1.2%

$2,807,180	First American Treasury Obligations Fund, Class Z, 0.000% Ω	$2,807,180
	Total Short-Term Investment (Cost $2,807,180)	2,807,180
	Total Investments (Cost $304,843,128) – 133.6%	307,315,274
	Other Assets Less Liabilities – (33.6)%	(77,232,617)
	Net Assets – 100.0%	$230,082,657

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

▼	Investment, or a portion of investment, is out on loan for securities lending.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

REIT	Real Estate Investment Trust

36	Nuveen Investments

Portfolio of Investments

Nuveen Small Cap Value Fund

(formerly known as First American Small Cap Value Fund)

October 31, 2011

Shares	Description ▲		Value

	COMMON STOCKS – 96.3%

	Consumer Discretionary – 11.9%

21,099	Ascena Retail Group ▼ —	$	609,761

41,627	Cinemark Holdings ▼		860,430

26,759	Coinstar ▼ —		1,277,475

60,411	Cooper Tire & Rubber		865,690

21,824	Domino’s Pizza ▼ —		699,023

8,759	DSW —		458,446

30,186	Group 1 Automotive ▼		1,375,274

44,233	La-Z-Boy		449,407

18,372	Men’s Wearhouse		567,327

21,989	P.F. Chang’s China Bistro ▼		683,858

10,354	Polaris Industries		655,822

80,173	Sally Beauty Holdings —		1,538,520
	Total Consumer Discretionary		10,041,033
	Consumer Staples – 1.2%

59,880	Spartan Stores		1,025,146
	Energy – 6.2%

19,270	Berry Petroleum, Class A ▼		665,779

25,095	Complete Production Services —		823,116

31,666	Matrix Service —		336,293

63,536	Newpark Resources ▼ —		567,376

11,346	Oil States International ▼ —		789,795

37,503	Stone Energy ▼ —		910,948

37,308	Swift Energy ▼ —		1,142,371
	Total Energy		5,235,678
	Financials – 27.0%

14,985	Affiliated Managers Group —		1,387,761

52,672	Associated Estates Realty – REIT		894,371

47,449	Bank of the Ozarks ▼		1,180,057

105,381	Brandywine Realty Trust – REIT		960,021

188,957	CNO Financial Group ▼ —		1,180,981

45,938	Community Bank System ▼		1,174,175

122,718	CubeSmart – REIT ▼		1,203,864

31,227	Delphi Financial Group, Class A ▼		826,891

132,729	DiamondRock Hospitality – REIT ▼		1,201,197

59,014	East West Bancorp		1,149,003

26,612	EZCORP, Class A —		739,281

62,625	FirstMerit ▼		877,376

71,004	Flushing Financial ▼		870,509

60,596	Heartland Financial USA ▼		947,115

23,418	Home Properties – REIT ▼		1,379,320

63,086	Horace Mann Educators		848,507

13,662	IBERIABANK ▼		706,599

111,662	JMP Group		828,532

162,344	MGIC Investment ▼ —		431,835

14,404	SVB Financial Group ▼ —		661,720

39,184	Texas Capital Bancshares ▼ —		1,097,152

62,852	Webster Financial ▼		1,234,413

23,021	WSFS Financial		915,085
	Total Financials		22,695,765

Nuveen Investments	37

Portfolio of Investments

Nuveen Small Cap Value Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Health Care – 5.6%

10,411	AMERIGROUP —	$579,164

98,276	BioScrip —	638,794

43,784	Hanger Orthopedic Group —	760,528

26,581	ICU Medical —	1,044,899

34,647	Impax Laboratories ▼ —	655,175

15,280	MEDNAX —	1,005,424
	Total Health Care	4,683,984
	Industrials – 16.8%

47,175	Actuant, Class A ▼	1,061,437

79,421	Altra Holdings ▼ —	1,167,489

29,477	Atlas Air Worldwide Holdings ▼ —	1,135,454

41,546	Douglas Dynamics	624,021

41,991	EMCOR Group	1,052,714

27,401	Ennis	400,877

36,422	G&K Services, Class A	1,105,772

31,850	General Cable ▼ —	893,074

43,343	GrafTech International —	680,918

59,024	MasTec ▼ —	1,276,099

24,385	Old Dominion Freight Line ▼ —	891,759

57,077	PHH —	1,053,071

15,923	Regal-Beloit ▼	845,989

32,787	Triumph Group ▼	1,904,925
	Total Industrials	14,093,599
	Information Technology – 15.3%

51,348	Bankrate ▼ —	999,746

47,243	Bottomline Technologies —	1,147,532

17,561	CACI International, Class A ▼ —	963,923

34,795	International Rectifier —	845,171

25,974	Kenexa —	594,025

48,313	MKS Instruments	1,287,059

105,938	Perficient —	1,009,589

21,069	Plantronics ▼	703,915

132,787	PMC-Sierra —	841,870

47,407	Polycom ▼ —	783,638

21,018	Progress Software —	442,639

152,374	RF Micro Devices ▼ —	1,118,425

14,640	Rogers —	632,009

64,862	TTM Technologies ▼ —	724,509

45,691	Virtusa —	744,306
	Total Information Technology	12,838,356
	Materials – 6.5%

42,680	Buckeye Technologies ▼	1,290,643

37,162	Commercial Metals ▼	461,924

28,300	Kraton Performance Polymers —	556,944

17,222	Minerals Technologies	944,454

39,639	Packaging Corp of America	1,033,785

9,454	Rockwood Holdings —	435,262

16,446	Schnitzer Steel Industries, Class A ▼	769,673
	Total Materials	5,492,685

38	Nuveen Investments

Shares	Description ▲	Value

	Telecommunication Services – 0.9%

41,457	NTELOS Holdings	$788,512
	Utilities – 4.9%

37,039	Atmos Energy	1,271,178

34,490	El Paso Electric —	1,104,715

20,633	Southwest Gas	814,591

27,809	UIL Holdings ▼	947,731
	Total Utilities	4,138,215
	Total Common Stocks (Cost $74,386,526)	81,032,973

Shares	Description ▲	Value
	INVESTMENT COMPANIES – 1.1%

	Financials – 1.1%

15,585	iShares Dow Jones U.S. Real Estate Index Fund ▼	$892,085
	Total Investment Companies (Cost $809,244)	892,085

Shares	Description ▲	Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING

	Money Market Funds – 40.0%

33,680,834	Mount Vernon Securities Lending Prime Portfolio, 0.200% Ω †	$33,680,834
	Total Investments Purchased With Proceeds From Securities Lending (Cost $33,680,834)	33,680,834

Shares	Description ▲	Value
	SHORT-TERM INVESTMENT – 2.6%

$2,221,801	First American Treasury Obligations, Class Z, 0.000% Ω	$2,221,801
	Total Short-Term Investment (Cost $2,221,801)	2,221,801
	Total Investments (Cost $111,098,405) – 140.0%	117,827,693
	Other Assets Less Liabilities – (40.0)%	(33,674,125)
	Net Assets – 100.0%	$84,153,568

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.
—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

REIT	Real Estate Investment Trust

Nuveen Investments	39

Statement of Assets & Liabilities

October 31, 2011 (all dollars and shares are rounded to thousands (000), except for per share data)

	Equity Income	Large Cap Value	Mid Cap Value	Small Cap Value
Assets
Investments, at value (cost $853,750, $155,612, $228,793 and $77,417, respectively)	$1,081,448	$154,341	$231,265	$84,147
Investments purchased with collateral from securities lending (at cost, which approximates value)	321,455	42,625	76,050	33,681
Receivables:
Dividends	1,326	172	110	18
Due from broker	20	4	6	4
Investments sold	—	3,574	5,768	2,437
Shares sold	2,337	247	76	40
Other assets	53	52	65	49
Total assets	1,406,639	201,015	313,340	120,376
Liabilities
Payables:
Collateral from securities lending program	321,455	42,625	76,050	33,681
Investments purchased	10,676	3,632	5,832	2,119
Shares redeemed	838	111	811	133
Accrued expenses:
Management fees	662	95	306	142
12b-1 distribution and service fees	58	11	26	8
Other	420	164	232	139
Total liabilities	334,109	46,638	83,257	36,222
Net assets	$1,072,530	$154,377	$230,083	$84,154
Class A Shares
Net assets	$176,954	$46,659	$52,334	$31,814
Shares outstanding	13,555	3,236	2,397	2,816
Net asset value per share	$13.05	$14.42	$21.83	$11.30
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$13.85	$15.30	$23.16	$11.99
Class B Shares
Net assets	$3,016	$907	$2,073	N/A
Shares outstanding	233	65	101	N/A
Net asset value and offering price per share	$12.93	$13.86	$20.52	N/A
Class C Shares
Net assets	$18,714	$1,094	$8,957	$1,498
Shares outstanding	1,449	78	427	151
Net asset value and offering price per share	$12.92	$14.09	$20.99	$9.93
Class R3 Shares(1)
Net assets	$12,092	$768	$15,310	$2,246
Shares outstanding	928	54	706	202
Net asset value and offering price per share	$13.03	$14.32	$21.70	$11.11
Class I Shares(1)
Net assets	$861,754	$104,949	$151,409	$48,596
Shares outstanding	65,507	7,234	6,886	4,171
Net asset value and offering price per share	$13.16	$14.51	$21.99	$11.65
Net assets consist of:
Capital paid-in	$844,619	$245,468	$291,098	$118,022
Undistributed (Over-distribution of) net investment income	1,991	868	1,501	(11)
Accumulated net realized gain (loss)	(1,778)	(90,688)	(64,988)	(40,586)
Net unrealized appreciation (depreciation)	227,698	(1,271)	2,472	6,729
Net assets	$1,072,530	$154,377	$230,083	$84,154
Authorized shares	2 billion	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001	$0.0001

N/A -	Small Cap Value does not offer Class B Shares.

(1) -	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

40	Nuveen Investments

Statement of Operations (all dollars are rounded to thousands (000))

Year Ended October 31, 2011

	Equity Income	Large Cap Value	Mid Cap Value	Small Cap Value
Dividend and Interest income from unaffiliated investments (net of foreign tax withheld of $371, $22, $33 and $ –, respectively)	$31,772	$3,797	$5,522	$1,148
Interest income from affiliated investments(1)	3	—	—	1
Securities lending income	160	47	73	41
Total investment income	$31,935	$3,844	$5,595	$1,190
Expenses
Management fees	7,514	1,455	2,789	953
12b-1 service fees – Class A	411	130	174	87
12b-1 distribution and service fees – Class B	41	12	26	N/A
12b-1 distribution and service fees – Class C	153	12	109	17
12b-1 distribution and service fees – Class R3(2)	22	4	91	12
Administration fees(1)	336	109	199	71
Shareholders’ servicing agent fees and expenses	585	205	299	172
Custodian’s fees and expenses	151	39	59	27
Directors’ fees and expenses	27	8	11	7
Professional fees	31	31	31	30
Shareholders’ reports – printing and mailing expenses	133	48	65	32
Federal and state registration fees	109	83	96	66
Other expenses	21	14	17	10
Total expenses before expense reimbursement	9,534	2,150	3,966	1,484
Expense reimbursement	(3)	—	(38)	(4)
Net expenses	9,531	2,150	3,928	1,480
Net investment income (loss)	22,404	1,694	1,667	(290)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,604	19,196	42,263	10,390
Redemptions in-kind	–	15,436	51,352	27,495
Change in net unrealized appreciation (depreciation) of investments	38,786	(24,277)	(76,035)	(17,603)
Net realized and unrealized gain (loss)	44,390	10,355	17,580	20,282
Net increase (decrease) in net assets from operations	$66,794	$12,049	$19,247	$19,992
N/A	– Small Cap Value does not offer Class B Shares.
(1)	– For the period November 1, 2010 through December 31, 2010.
(2)	– Effective January 18, 2011, Class R Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of Changes in Net Assets (all dollars are rounded to thousands (000))

	Equity Income		Large Cap Value
	Year Ended 10/31/11	Year Ended 10/31/10	Year Ended 10/31/11	Year Ended 10/31/10
Operations
Net investment income (loss)	$22,404	$22,884	$1,694	$3,153
Net realized gain (loss) from:
Investments	5,604	20,110	19,196	26,403
Redemptions in-kind	—	—	15,436	—
Change in net unrealized appreciation (depreciation) of investments	38,786	85,170	(24,277)	8,454
Net increase (decrease) in net assets from operations	66,794	128,164	12,049	38,010
Distributions to Shareholders
From net investment income:
Class A	(3,311)	(2,941)	(697)	(728)
Class B	(30)	(112)	(6)	(10)
Class C	(155)	(143)	(5)	(7)
Class R3(1)	(75)	(12)	(9)	(4)
Class I(1)	(19,550)	(17,684)	(2,375)	(5,078)
Decrease in net assets from distributions to shareholders	(23,121)	(20,892)	(3,092)	(5,827)
Fund Share Transactions
Proceeds from sale of shares	441,407	180,094	8,440	17,475
Proceeds from shares issued to shareholders due to reinvestment of distributions	9,485	6,986	1,789	4,029
	450,892	187,080	10,229	21,504
Cost of shares redeemed	(249,151)	(150,265)	(74,896)	(106,527)
Cost of redemptions in-kind	—	—	(132,685)	—
Net increase (decrease) in net assets from Fund share transactions	201,741	36,815	(197,352)	(85,023)
Net increase (decrease) in net assets	245,414	144,087	(188,395)	(52,840)
Net assets at beginning of period	827,116	683,029	342,772	395,612
Net assets at end of period	$1,072,530	$827,116	$154,377	$342,772
Undistributed (Over-distribution of) net investment income at end of period	$1,991	$3,972	$868	$2,310
(1) –	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

42	Nuveen Investments

	Mid Cap Value		Small Cap Value
	Year Ended 10/31/11	Year Ended 10/31/10	Year Ended 10/31/11	Year Ended 10/31/10
Operations
Net investment income (loss)	$1,667	$4,209	$(290)	$173
Net realized gain (loss) from:
Investments	42,263	83,856	10,390	13,113
Redemptions in-kind	51,352	—	27,495	—
Change in net unrealized appreciation (depreciation) of investments	(76,035)	34,723	(17,603)	31,588
Net increase (decrease) in net assets from operations	19,247	122,788	19,992	44,874
Distributions to Shareholders
From net investment income:
Class A	(805)	(1,055)	—	(84)
Class B	(10)	(15)	N/A	N/A
Class C	(47)	(46)	—	—
Class R3(1)	(141)	(180)	—	(1)
Class I(1)	(2,981)	(6,065)	—	(751)
Decrease in net assets from distributions to shareholders	(3,984)	(7,361)	—	(836)
Fund Share Transactions
Proceeds from sale of shares	38,985	79,022	19,212	23,609
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,082	5,412	—	717
	41,067	84,434	19,212	24,326
Cost of shares redeemed	(145,840)	(230,729)	(44,281)	(34,151)
Cost of redemptions in-kind	(261,914)	—	(127,930)	—
Net increase (decrease) in net assets from Fund share transactions	(366,687)	(146,295)	(152,999)	(9,825)
Net increase (decrease) in net assets	(351,424)	(30,868)	(133,007)	34,213
Net assets at beginning of period	581,507	612,375	217,161	182,948
Net assets at end of period	$230,083	$581,507	$84,154	$217,161
Undistributed (Over-distribution of) net investment income at end of period	$1,501	$3,971	$(11)	$(11)

N/A -	Small Cap Value does not offer Class B Shares.

(1) -	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	43

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

EQUITY INCOME
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/92)
2011	$12.42	$.27	$.63	$.90	$(.27)	$—	$(.27)	$13.05
2010	10.76	.34	1.63	1.97	(.31)	—	(.31)	12.42
2009	10.09	.29	.71	1.00	(.33)	—	(.33)	10.76
2008	16.43	.33	(5.28)	(4.95)	(.29)	(1.10)	(1.39)	10.09
2007	15.90	.29	1.96	2.25	(.29)	(1.43)	(1.72)	16.43
Class B (8/94)
2011	12.25	.17	.61	.78	(.10)	—	(.10)	12.93
2010	10.61	.24	1.61	1.85	(.21)	—	(.21)	12.25
2009	9.96	.22	.68	.90	(.25)	—	(.25)	10.61
2008	16.23	.22	(5.19)	(4.97)	(.20)	(1.10)	(1.30)	9.96
2007	15.75	.17	1.94	2.11	(.20)	(1.43)	(1.63)	16.23
Class C (2/99)
2011	12.26	.17	.62	.79	(.13)	—	(.13)	12.92
2010	10.63	.26	1.60	1.86	(.23)	—	(.23)	12.26
2009	9.98	.21	.69	.90	(.25)	—	(.25)	10.63
2008	16.26	.22	(5.20)	(4.98)	(.20)	(1.10)	(1.30)	9.98
2007	15.78	.17	1.94	2.11	(.20)	(1.43)	(1.63)	16.26
Class R3 (9/01)(e)
2011	12.41	.23	.63	.86	(.24)	—	(.24)	13.03
2010	10.76	.30	1.64	1.94	(.29)	—	(.29)	12.41
2009	10.08	.28	.68	.96	(.28)	—	(.28)	10.76
2008	16.41	.29	(5.26)	(4.97)	(.26)	(1.10)	(1.36)	10.08
2007	15.88	.23	1.98	2.21	(.25)	(1.43)	(1.68)	16.41
Class I (8/94)(e)
2011	12.53	.31	.64	.95	(.32)	—	(.32)	13.16
2010	10.85	.37	1.65	2.02	(.34)	—	(.34)	12.53
2009	10.18	.32	.70	1.02	(.35)	—	(.35)	10.85
2008	16.55	.36	(5.30)	(4.94)	(.33)	(1.10)	(1.43)	10.18
2007	16.00	.33	1.98	2.31	(.33)	(1.43)	(1.76)	16.55

44	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

7.28%	$176,954	1.14%	2.05%	1.14%	2.05%	33%
18.46	125,226	1.19	2.87	1.17	2.89	29
10.32	100,059	1.19	3.00	1.19	3.00	48
(32.51)	100,824	1.17	2.45	1.17	2.45	32
15.24	179,379	1.16	1.83	1.16	1.83	20

6.45	3,016	1.89	1.32	1.89	1.32	33
17.59	5,039	1.94	2.05	1.92	2.07	29
9.41	7,237	1.94	2.28	1.94	2.28	48
(32.95)	9,113	1.92	1.69	1.92	1.69	32
14.40	16,893	1.91	1.09	1.91	1.09	20

6.42	18,714	1.89	1.31	1.89	1.31	33
17.60	11,107	1.94	2.20	1.92	2.22	29
9.41	4,921	1.94	2.23	1.94	2.23	48
(32.95)	4,625	1.92	1.69	1.92	1.69	32
14.37	9,241	1.91	1.09	1.91	1.09	20

6.93	12,092	1.41	1.75	1.41	1.75	33
18.16	1,204	1.41	2.48	1.39	2.50	29
9.92	122	1.45	2.94	1.45	2.94	48
(32.64)	535	1.42	2.20	1.42	2.20	32
14.98	940	1.41	1.48	1.41	1.48	20

7.56	861,754	.89	2.30	.89	2.31	33
18.78	684,540	.94	3.12	.92	3.10	29
10.51	570,690	.94	3.25	.94	3.25	48
(32.29)	574,162	.92	2.70	.92	2.70	32
15.54	1,061,433	.91	2.09	.91	2.09	20

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LARGE CAP VALUE
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/87)
2011	$14.32	$.08	$.21	$.29	$(.19)	$—	$(.19)	$14.42
2010	13.14	.09	1.27	1.36	(.18)	—	(.18)	14.32
2009	12.88	.18	.22	.40	(.14)	—	(.14)	13.14
2008	22.61	.25	(7.02)	(6.77)	(.16)	(2.80)	(2.96)	12.88
2007	22.12	.23	2.19	2.42	(.24)	(1.69)	(1.93)	22.61
Class B (8/94)
2011	13.75	(.03)	.20	.17	(.06)	—	(.06)	13.86
2010	12.61	(.01)	1.21	1.20	(.06)	—	(.06)	13.75
2009	12.39	.09	.21	.30	(.08)	—	(.08)	12.61
2008	21.92	.11	(6.77)	(6.66)	(.07)	(2.80)	(2.87)	12.39
2007	21.54	.07	2.12	2.19	(.12)	(1.69)	(1.81)	21.92
Class C (2/99)
2011	13.97	(.03)	.21	.18	(.06)	—	(.06)	14.09
2010	12.81	(.01)	1.22	1.21	(.05)	—	(.05)	13.97
2009	12.59	.09	.21	.30	(.08)	—	(.08)	12.81
2008	22.21	.11	(6.86)	(6.75)	(.07)	(2.80)	(2.87)	12.59
2007	21.81	.07	2.14	2.21	(.12)	(1.69)	(1.81)	22.21
Class R3 (9/01)(e)
2011	14.24	.05	.21	.26	(.18)	—	(.18)	14.32
2010	13.09	.05	1.26	1.31	(.16)	—	(.16)	14.24
2009	12.85	.13	.23	.36	(.12)	—	(.12)	13.09
2008	22.57	.20	(6.99)	(6.79)	(.13)	(2.80)	(2.93)	12.85
2007	22.10	.17	2.17	2.34	(.18)	(1.69)	(1.87)	22.57
Class I (2/94)(e)
2011	14.41	.15	.18	.33	(.23)	—	(.23)	14.51
2010	13.23	.12	1.27	1.39	(.21)	—	(.21)	14.41
2009	12.95	.21	.23	.44	(.16)	—	(.16)	13.23
2008	22.69	.29	(7.04)	(6.75)	(.19)	(2.80)	(2.99)	12.95
2007	22.19	.29	2.18	2.47	(.28)	(1.69)	(1.97)	22.69

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

1.98%	$46,659	1.24%	.56%	1.24%	.56%	114%
10.36	52,567	1.23	.63	1.23	.63	135
3.24	55,401	1.22	1.49	1.22	1.49	68
(34.00)	60,870	1.19	1.41	1.19	1.41	90
11.60	113,223	1.17	1.05	1.17	1.05	81

1.22	907	1.99	(.20)	1.99	(.20)	114
9.54	1,338	1.98	(.10)	1.98	(.10)	135
2.48	2,266	1.97	.83	1.97	.83	68
(34.51)	3,750	1.94	.65	1.94	.65	90
10.76	7,973	1.92	.31	1.92	.31	81

1.28	1,094	1.99	(.19)	1.99	(.19)	114
9.45	1,337	1.98	(.10)	1.98	(.10)	135
2.47	2,016	1.97	.76	1.97	.76	68
(34.46)	2,643	1.94	.66	1.94	.66	90
10.71	4,587	1.92	.31	1.92	.31	81

1.74	768	1.49	.33	1.49	.33	114
10.04	794	1.49	.35	1.49	.35	135
2.96	340	1.47	1.06	1.47	1.06	68
(34.13)	174	1.44	1.18	1.44	1.18	90
11.25	188	1.42	.78	1.42	.78	81

2.22	104,949	.99	.96	.99	.96	114
10.54	286,736	.98	.89	.98	.89	135
3.54	335,589	.97	1.76	.97	1.76	68
(33.80)	401,006	.94	1.66	.94	1.66	90
11.83	726,512	.92	1.30	.92	1.30	81

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MID CAP VALUE
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/87)
2011	$22.20	$.07	$(.19)	$(.12)	$(.25)	$—	$(.25)	$21.83
2010	18.28	.12	4.00	4.12	(.20)	—	(.20)	22.20
2009	16.13	.24	1.99	2.23	(.08)	—	(.08)	18.28
2008	27.83	.21	(9.92)	(9.71)	(.16)	(1.83)	(1.99)	16.13
2007	26.65	.14	2.78	2.92	(.16)	(1.58)	(1.74)	27.83
Class B (8/94)
2011	20.87	(.10)	(.18)	(.28)	(.07)	—	(.07)	20.52
2010	17.21	(.04)	3.78	3.74	(.08)	—	(.08)	20.87
2009	15.22	.13	1.87	2.00	(.01)	—	(.01)	17.21
2008	26.48	.03	(9.39)	(9.36)	(.07)	(1.83)	(1.90)	15.22
2007	25.50	(.05)	2.65	2.60	(.04)	(1.58)	(1.62)	26.48
Class C (2/99)
2011	21.36	(.10)	(.18)	(.28)	(.09)	—	(.09)	20.99
2010	17.61	(.04)	3.86	3.82	(.07)	—	(.07)	21.36
2009	15.58	.12	1.92	2.04	(.01)	—	(.01)	17.61
2008	27.05	.03	(9.60)	(9.57)	(.07)	(1.83)	(1.90)	15.58
2007	26.02	(.06)	2.72	2.66	(.05)	(1.58)	(1.63)	27.05
Class R3 (9/01)(e)
2011	22.05	.01	(.19)	(.18)	(.17)	—	(.17)	21.70
2010	18.15	.06	3.99	4.05	(.15)	—	(.15)	22.05
2009	16.04	.19	1.98	2.17	(.06)	—	(.06)	18.15
2008	27.72	.15	(9.87)	(9.72)	(.13)	(1.83)	(1.96)	16.04
2007	26.56	.06	2.78	2.84	(.10)	(1.58)	(1.68)	27.72
Class I (2/94)(e)
2011	22.37	.15	(.22)	(.07)	(.31)	—	(.31)	21.99
2010	18.42	.16	4.05	4.21	(.26)	—	(.26)	22.37
2009	16.24	.28	2.01	2.29	(.11)	—	(.11)	18.42
2008	27.98	.27	(9.99)	(9.72)	(.19)	(1.83)	(2.02)	16.24
2007	26.77	.22	2.80	3.02	(.23)	(1.58)	(1.81)	27.98

48	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

(.64)%	$52,334	1.33%	.27%	1.31%	.30%	123%
22.65	76,667	1.25	.58	1.25	.58	123
13.95	130,222	1.25	1.52	1.25	1.52	106
(37.32)	124,275	1.23	.90	1.23	.90	93
11.47	254,342	1.22	.58	1.22	.58	95

(1.35)	2,073	2.08	(.48)	2.06	(.45)	123
21.77	2,815	2.00	(.20)	2.00	(.20)	123
13.13	3,481	1.98	.85	1.98	.85	106
(37.82)	4,133	1.98	.14	1.98	.14	93
10.67	8,360	1.97	(.13)	1.97	(.13)	95

(1.35)	8,957	2.08	(.48)	2.06	(.45)	123
21.74	11,564	2.00	(.21)	2.00	(.21)	123
13.10	12,040	2.00	.80	2.00	.80	106
(37.80)	13,154	1.98	.14	1.98	.14	93
10.66	26,141	1.97	(.18)	1.97	(.18)	95

(.87)	15,310	1.58	.03	1.56	.06	123
22.40	20,195	1.50	.30	1.50	.30	123
13.63	25,664	1.50	1.21	1.50	1.21	106
(37.47)	23,423	1.49	.64	1.49	.64	93
11.18	29,752	1.47	.29	1.47	.29	95

(.42)	151,409	1.07	.65	1.06	.65	123
22.98	470,266	1.00	.78	1.00	.78	123
14.24	440,968	1.00	1.76	1.00	1.76	106
(37.17)	415,486	.99	1.14	.99	1.14	93
11.79	772,178	.97	.86	.97	.86	95

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL CAP VALUE

Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (8/94)
2011	$10.26	$(.05)	$1.09	$1.04	$—	$—	$—	$11.30
2010	8.22	(.01)	2.07	2.06	(.02)	—	(.02)	10.26
2009	8.12	.03	.15	.18	(.08)	—	(.08)	8.22
2008	13.52	.08	(3.97)	(3.89)	(.14)	(1.37)	(1.51)	8.12
2007	15.38	.12	.48	.60	(.02)	(2.44)	(2.46)	13.52
Class C (2/99)
2011	9.08	(.12)	.97	.85	—	—	—	9.93
2010	7.31	(.07)	1.84	1.77	—	—	—	9.08
2009	7.22	(.02)	.13	.11	(.02)	—	(.02)	7.31
2008	12.19	— *	(3.54)	(3.54)	(.06)	(1.37)	(1.43)	7.22
2007	14.17	.02	.44	.46	—	(2.44)	(2.44)	12.19
Class R3 (9/01)(e)
2011	10.11	(.07)	1.07	1.00	—	—	—	11.11
2010	8.10	(.03)	2.04	2.01	—	—	—	10.11
2009	8.00	.01	.15	.16	(.06)	—	(.06)	8.10
2008	13.35	.05	(3.91)	(3.86)	(.12)	(1.37)	(1.49)	8.00
2007	15.24	.10	.47	.57	(.02)	(2.44)	(2.46)	13.35
Class I (8/94)(e)
2011	10.55	(.02)	1.12	1.10	—	—	—	11.65
2010	8.45	.01	2.13	2.14	(.04)	—	(.04)	10.55
2009	8.36	.05	.15	.20	(.11)	—	(.11)	8.45
2008	13.87	.11	(4.08)	(3.97)	(.17)	(1.37)	(1.54)	8.36
2007	15.71	.16	.49	.65	(.05)	(2.44)	(2.49)	13.87

50	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

10.14%	$31,814	1.48%	(.41)%	1.46%	(.40)%	41%
25.15	32,332	1.34	(.11)	1.34	(.11)	58
2.40	29,026	1.37	.46	1.37	.46	73
(31.75)	28,344	1.31	.75	1.31	.75	49
4.18	53,498	1.26	.90	1.26	.90	63

9.36	1,498	2.23	(1.18)	2.21	(1.18)	41
24.21	1,843	2.09	(.86)	2.09	(.86)	58
1.56	2,080	2.12	(.27)	2.12	(.27)	73
(32.23)	2,373	2.06	— **	2.06	— **	49
3.42	4,006	2.01	.14	2.01	.14	63

9.89	2,246	1.73	(.66)	1.71	(.65)	41
24.85	2,111	1.59	(.35)	1.59	(.35)	58
2.14	2,327	1.62	.19	1.62	.19	73
(31.90)	2,159	1.56	.50	1.56	.50	49
3.96	3,263	1.51	.72	1.51	.72	63

10.43	48,596	1.21	(.16)	1.21	(.16)	41
25.43	180,875	1.09	.14	1.09	.14	58
2.59	149,515	1.12	.72	1.12	.72	73
(31.56)	158,112	1.06	1.00	1.06	1.00	49
4.45	302,683	1.01	1.15	1.01	1.15	63

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors Inc. were renamed Class R3 Shares and Class I Shares, respectively.
*	Rounds to less than $.01 per share.
**	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	51

Notes to Financial Statements (all dollars and shares are rounded to thousands (000))

1. General Information and Significant Accounting Policies

General Information

On July 28, 2010, U.S. Bancorp, the indirect parent company of FAF Advisors, Inc. (“FAF Advisors”) known as U.S. Bancorp Asset Management, Inc. (“USBAM”) effective January 1, 2011, entered into an agreement to sell a portion of FAF Advisors’ asset management business to Nuveen Investments, Inc. (“Nuveen”). Included in the sale was the part of FAF Advisors’ asset management business that advises the funds included in this report. The sale closed on December 31, 2010 (the “Sale”).

In connection with the Sale, the funds’ Board of Directors was asked to consider and approve new investment advisory agreements for the funds with Nuveen Asset Management, a wholly-owned subsidiary of Nuveen. The new investment advisory agreements for each fund were submitted to the funds’ shareholders for approval and took effect on January 1, 2011. Effective January 1, 2011, the funds’ adviser, Nuveen Asset Management, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the funds’ sub-adviser, and the funds’ portfolio managers have become employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the funds from each fund’s management fee.

There was no change in the funds’ investment objectives or policies as a result of the Sale. The Sale did result in a change to each fund’s name effective January 1, 2011.

Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors Inc. were renamed Class R3 and Class I Shares, respectively.

The funds’ Board of Directors also approved new distribution agreements with Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen. Effective April 30, 2011, Nuveen Investments, LLC changed its name to Nuveen Securities, LLC.

First American Investment Funds, Inc., known as Nuveen Investment Funds, Inc. effective April 4, 2011 (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Equity Income Fund (“Equity Income”) formerly known as First American Equity Income Fund, Nuveen Large Cap Value Fund (“Large Cap Value”) formerly known as First American Large Cap Value Fund, Nuveen Mid Cap Value Fund (“Mid Cap Value”) formerly known as First American Mid Cap Value Fund and Nuveen Small Cap Value Fund (“Small Cap Value”) formerly known as First American Small Cap Value Fund (each a “Fund” and collectively, the “Funds”), among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Equity Income’s investment objective is long-term growth of capital and income. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies the Sub-Adviser believes are characterized by the ability to pay above average dividends, ability to finance expected growth and strong management. The Fund also invests in convertible debt securities in pursuit of both long-term growth of capital and income. The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. The Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Large Cap Value’s investment objective is capital appreciation, with current income as the Fund’s secondary objective. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies. The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. The Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Mid Cap Value’s investment objective is capital appreciation. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies within the same market capitalization range as the Russell MidCap ® Index. The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. The Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Small Cap Value’s investment objective is capital appreciation. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies. The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. The Fund

52	Nuveen Investments

may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Each Fund may also invest in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which generally represents a transfer from a Level 1 to a Level 2 security. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

The ETFs in which the Funds invests are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Nuveen Investments	53

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for each Fund with the exception of Equity Income, which declares and distributes dividends from net investment income to shareholders quarterly. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Small Cap Value receives substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, Real Estate Securities must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund shareholder may represent a return of capital.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2011.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include distribution fees and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Interfund Lending Program

During the period November 1, 2010 through December 31, 2010, pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies in the First American Funds family, were allowed to participate in an interfund lending program. This program provided an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating funds. The Funds did not have any interfund lending transactions during the period November 1, 2010 through December 31, 2010. The exemptive order terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

54	Nuveen Investments

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Fund’s policy is to receive collateral from the borrower in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 102% of the value of securities loaned. If the value of the securities on loan increases [such that the level of collateralization falls below 102%], additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”) serves as the securities lending agent for the Funds in transactions involving the lending of portfolio securities on behalf of the Funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the SEC.

During the fiscal year ended October 31, 2011, U.S. Bank, as the securities lending agent, received fees that equaled up to 25% of each Fund’s net income from securities lending transactions through December 31, 2010, and 20% of such net income thereafter. U.S. Bank paid half of such fees to USBAM for certain securities lending services provided by USBAM. Collateral for securities on loan was invested in a money market fund administered by USBAM, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities. USBAM also received an administration fee equal to .02% of each Fund’s average daily net assets invested in the money market fund.

Income from securities lending, net of fees paid to U.S. Bank, is recognized on the Statement of Operations as “Securities lending income.” Securities lending fees paid to U.S. Bank by each Fund during the fiscal year ended October 31, 2011, were as follows:

	Equity Income	Large Cap Value	Mid Cap Value	Small Cap Value
Securities lending fees paid	$40	$13	$19	$10

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs, (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of October 31, 2011:

Equity Income	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,061,475	$—	$—	$1,061,475
Money Market Funds*	321,455	—	—	321,455
Short-Term Investments	19,973	—	—	19,973
Total	$1,402,903	$—	$—	$1,402,903
*	Represents the Fund’s investments purchased with collateral from securities lending.

Nuveen Investments	55

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Large Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$153,035	$—	$—	$153,035
Money Market Funds*	42,625	—	—	42,625
Short-Term Investments	1,306	—	—	1,306
Total	$196,966	$—	$—	$196,966

Mid Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$228,458	$—	$—	$228,458
Money Market Funds*	76,050	—	—	76,050
Short-Term Investments	2,807	—	—	2,807
Total	$307,315	$—	$—	$307,315

Small Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$81,033	$—	$—	$81,033
Investment Companies	892	—	—	892
Money Market Funds*	33,681	—	—	33,681
Short-Term Investments	2,222	—	—	2,222
Total	$117,828	$—	$—	$117,828
*	Represents the Fund’s investments purchased with collateral from securities lending.

During the fiscal year ended October 31, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended October 31, 2011.

4. Fund Shares

Transactions in Fund shares were as follows:

	Equity Income
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,608	$87,418	2,350	$27,882
Class B	3	47	7	84
Class C	709	9,350	587	6,915
Class R3(1)	1,002	12,619	93	1,089
Class I(1)	25,219	331,973	12,184	144,124
Shares issued to shareholders due to reinvestment of distributions:
Class A	232	3,044	226	2,661
Class B	2	29	10	107
Class C	10	131	11	128
Class R3(1)	6	75	1	11
Class I(1)	467	6,206	343	4,079
	34,258	450,892	15,812	187,080
Shares redeemed:
Class A	(3,368)	(44,368)	(1,792)	(20,975)
Class B	(184)	(2,429)	(287)	(3,330)
Class C	(177)	(2,328)	(155)	(1,799)
Class R3(1)	(177)	(2,358)	(8)	(99)
Class I(1)	(14,801)	(197,668)	(10,482)	(124,062)
	(18,707)	(249,151)	(12,724)	(150,265)
Net increase (decrease)	15,551	$201,741	3,088	$36,815
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

56	Nuveen Investments

	Large Cap Value
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	130	$1,984	140	$1,946
Class B	—	6	—	—
Class C	6	96	6	74
Class R3(1)	19	283	36	486
Class I(1)	408	6,071	1,074	14,969
Shares issued to shareholders due to reinvestment of distributions:
Class A	42	643	48	671
Class B	—	6	—	10
Class C	—	5	—	6
Class R3(1)	1	9	—	4
Class I(1)	74	1,126	237	3,338
	680	10,229	1,541	21,504
Shares redeemed:
Class A	(607)	(9,237)	(731)	(10,076)
Class B	(33)	(483)	(83)	(1,124)
Class C	(25)	(371)	(68)	(910)
Class R3(1)	(21)	(322)	(6)	(81)
Class I(1)	(4,021)	(64,483)	(6,787)	(94,336)
Class I(1) – In-kind	(9,126)	(132,685)	—	—
	(13,833)	(207,581)	(7,675)	(106,527)
Net increase (decrease)	(13,153)	$(197,352)	(6,134)	$(85,023)

	Mid Cap Value
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	541	$12,713	826	$16,925
Class B	—	7	—	1
Class C	21	482	34	685
Class R3(1)	239	5,505	508	10,515
Class I(1)	864	20,279	2,458	50,896
Shares issued to shareholders due to reinvestment of distributions:
Class A	32	764	51	1,027
Class B	—	9	1	14
Class C	2	42	2	41
Class R3(1)	6	141	9	180
Class I(1)	47	1,125	205	4,150
	1,752	41,067	4,094	84,434
Shares redeemed:
Class A	(1,629)	(37,492)	(4,548)	(89,871)
Class B	(34)	(775)	(68)	(1,328)
Class C	(137)	(3,111)	(179)	(3,517)
Class R3(1)	(455)	(10,396)	(1,015)	(20,572)
Class I(1)	(3,914)	(94,066)	(5,579)	(115,441)
Class I(1) – In-kind	(11,138)	(261,914)	—	—
	(17,307)	(407,754)	(11,389)	(230,729)
Net increase (decrease)	(15,555)	$(366,687)	(7,295)	$(146,295)
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Nuveen Investments	57

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

	Small Cap Value
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	411	$4,808	171	$1,626
Class C	25	264	28	242
Class R3 (1)	60	690	149	1,416
Class I (1)	1,125	13,450	2,082	20,325
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	9	81
Class C	—	—	—	—
Class R3 (1)	—	—	—	1
Class I (1)	—	—	68	635
	1,621	19,212	2,507	24,326
Shares redeemed:
Class A	(748)	(8,800)	(560)	(5,270)
Class C	(77)	(778)	(110)	(894)
Class R3 (1)	(67)	(777)	(227)	(2,197)
Class I (1)	(2,666)	(33,926)	(2,702)	(25,790)
Class I(1) – In-kind	(11,425)	(127,930)	—	—
	(14,983)	(172,211)	(3,599)	(34,151)
Net increase (decrease)	(13,362)	$(152,999)	(1,092)	$(9,825)
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Class B Shares that converted to Class A Shares (reflected above as a component of Class A Shares sold and Class B Shares redeemed) during the fiscal years ended October 31, 2011 and October 31, 2010, were as follows:

Fund	Year Ended 10/31/11	Year Ended 10/31/10
Equity Income	112	197
Large Cap Value	23	60
Mid Cap Value	18	39

5. Investment Transactions

Purchases and sales (excluding investments purchased with collateral from securities lending and short-term investments, where applicable) during the fiscal year ended October 31, 2011, were as follows:

	Equity Income	Large Cap Value	Mid Cap Value	Small Cap Value
Purchases	$536,089	$236,343	$413,989	$47,538
Sales and maturities	328,909	434,892	780,913	198,292

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Equity Income	Large Cap Value	Mid Cap Value	Small Cap Value
Cost of investments	$1,175,196	$198,260	$305,022	$111,127
Gross unrealized:
Appreciation	$235,448	$11,015	$15,735	$12,362
Depreciation	(7,741)	(12,309)	(13,442)	(5,661)
Net unrealized appreciation (depreciation) of investments	$227,707	$(1,294)	$2,293	$6,701

58	Nuveen Investments

Permanent differences, primarily due to the redemption-in-kind, net operating losses, tax equalization, REIT adjustments, and investments in partnerships, resulted in reclassifications among the Funds’ components of net assets at October 31, 2011, the Funds’ tax year end, as follows:

	Equity Income	Large Cap Value	Mid Cap Value	Small Cap Value
Capital paid-in	$346	$15,382	$50,922	$27,174
Undistributed (Over-distribution) of net investment income	(1,263)	(44)	(154)	291
Accumulated net realized gain (loss)	917	(15,338)	(50,768)	(27,465)

The tax components of undistributed net ordinary income and net long-term capital gains at October 31, 2011, the Funds’ tax year end, were as follows:

	Equity Income	Large Cap Value	Mid Cap Value	Small Cap Value
Undistributed net ordinary income*	$2,009	$881	$1,514	$—
Undistributed net long-term capital gains	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2011 and October 31, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Equity Income	Large Cap Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income*	$23,121	$3,092	$3,984	$—
Distributions from net long-term capital gains	—	—	—	—

2010	Equity Income	Large Cap Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income*	$20,892	$5,827	$7,361	$836
Distributions from net long-term capital gains	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.

At October 31, 2011, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Equity Income	Large Cap Value	Mid Cap Value	Small Cap Value
Expiration:
October 31, 2016	$—	$9,778	$—	$3,445
October 31, 2017	1,441	80,887	64,991	37,113
Total	$1,441	$90,665	$64,991	$40,558

During the Funds’ tax year ended October 31, 2011, the Funds utilized their capital loss carryforwards as follows:

	Equity Income	Large Cap Value	Mid Cap Value	Small Cap Value
Utilized capital loss carryforwards	$6,857	$19,153	$42,620	$10,362

7. Management Fees and Other Transactions with Affiliates

Investment Advisory Fees

During the period November 1, 2010 through December 31, 2010, pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors managed each Fund’s assets and furnished related office facilities, equipment, research, and personnel. The Agreement required each Fund to pay FAF Advisors a monthly advisory fee, on an annual basis, equal to each Fund’s average daily net assets as follows:

Fund	Advisory Fee Rate
Equity Income*	.65%
Large Cap Value*	.65
Mid Cap Value	.70
Small Cap Value	.70
*	The advisory fees for Equity Income and Large Cap Value were equal to an annual rate of .65% of the average daily net assets up to $3 billion, .625% of the average daily net assets on the next $2 billion and .60% of the average daily net assets in excess of $5 billion.

Nuveen Investments	59

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Effective January 1, 2011, pursuant to a new investment advisory agreement (the “New Agreement”), the Funds’ new investment adviser is Nuveen Fund Advisors. Under the New Agreement, each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Equity Income Fund-Level Fee Rate	Large Cap Value Fund-Level Fee Rate	Mid Cap Value Fund-Level Fee Rate	Small Cap Value Fund-Level Fee Rate
For the first $125 million	.6000%	.5500%	.7000%	.7000%
For the next $125 million	.5875	.5375	.6875	.6875
For the next $250 million	.5750	.5250	.6750	.6750
For the next $500 million	.5625	.5125	.6625	.6625
For the next $1 billion	.5500	.5000	.6500	.6500
For net assets over $2 billion	.5250	.4750	.6250	.6250

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2011, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Equity Income	.1945%
Large Cap Value	.2000
Mid Cap Value	.2000
Small Cap Value	.2000

The management fee compensates Nuveen Fund Advisors for the overall investment advisory and administrative services and general office facilities it provides for the Funds. Nuveen Fund Advisors is responsible for each Fund’s overall strategy and asset allocation decisions. Effective January 1, 2011, Nuveen Fund Advisors has entered into a sub-advisory agreement with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser will be compensated for its services to the Funds from the management fees paid to Nuveen Fund Advisors.

During the period November 1, 2010 through December 31, 2010, the Funds may have invested in related money market funds that were a series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acted as the investment advisor to both the investing Funds and the related money market funds, FAF Advisors reimbursed each investing Fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from

60	Nuveen Investments

the related money market funds that was attributable to the assets of the investing Funds. This reimbursement, if any, is recognized as a component of “Expense reimbursement” on the Statement of Operations, and terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

Effective January 1, 2011, Nuveen Fund Advisors agreed to waive fees and reimburse other Fund expenses of Mid Cap Value and Small Cap Value so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Mid Cap Value	Small Cap Value
Class A Shares	1.3400%	1.500%
Class B Shares	2.0900	N/A
Class C Shares	2.0900	2.2500
Class R3 Shares(1)	1.5900	1.7500
Class I Shares(1)	1.0900	1.2500
Expiration Date	February 29, 2012	February 29, 2012

N/A	Fund does not offer Class B Shares.

(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

During the period November 1, 2010 through December 31, 2010, independent directors of the Funds may have participated and elected to defer receipt of part or all of their annual compensation under a deferred compensation plan (the “Plan”). Deferred amounts were treated as though equivalent dollar amounts had been invested in shares of selected open-end funds as designated by each director. All amounts in the Plan were 100% vested and accounts under the Plan were obligations of the Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Effective January 1, 2011, independent directors may elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Funds advised by Nuveen Fund Advisors. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Funds advised by Nuveen Fund Advisors.

Administration Fees

During the period November 1, 2010 through December 31, 2010, FAF Advisors served as the Funds’ administrator pursuant to an administration agreement between FAF Advisors and the Funds. U.S. Bancorp Fund Services, LLC (“USBFS”) served as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors was compensated to provide, or compensated other entities to provide, services to the Funds. These services included various legal, oversight, and administrative and accounting services. The Funds paid FAF Advisors administration fees, which were calculated daily and paid monthly, equal to each Fund’s pro rata share of an amount equal, on an annual basis, to .25% of the aggregate average daily net assets of all open-end funds in the First American Funds family up to $8 billion, .235% on the next $17 billion of the aggregate average daily net assets, .22% on the next $25 billion of the aggregate average daily net assets, and .20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator were paid from the administration fee. In addition to these fees, the Funds may have reimbursed FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services. Effective January 1, 2011, FAF Advisors and USBFS no longer serve as the Funds’ administrator and sub-administrator, respectively, and the Funds have not entered into any new administration or sub-administration agreements.

Transfer Agent Fees

USBFS serves as the Funds’ transfer agent pursuant to a transfer agent agreement with the Trust. The Funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each Fund based upon the number of accounts within each Fund. In addition to these fees, the Funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

Custodian Fees

U.S. Bank serves as the custodian for each Fund pursuant to a custodian agreement with the Trust. The custodian fee charged for each Fund is equal to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly.

Interest earned on un-invested cash balances is used to reduce a portion of each Fund’s custodian expenses. These credits, if any, are recognized as “Custodian fee credit” on the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the Funds’ custodian expenses.

Distribution and Shareholder Servicing (12b-1) Fees

During the period November 1, 2010 through December 31, 2010, Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, served as the distributor of the Funds pursuant to a distribution agreement with the Trust. Under the distribution agreement, and pursuant to a plan adopted by each Fund under Rule 12b-1 of the Investment Company Act, each Fund paid Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of .25%, 1.00%, 1.00% and .50% of each Fund’s average daily net assets of Class A, Class B, Class C and Class R Shares (renamed Class R3 Shares), respectively. No distribution or shareholder servicing

Nuveen Investments	61

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

fees were paid by Class Y Shares (renamed Class I Shares). These fees may have been used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities. During the period November 1, 2010 through December 31, 2010, there were no distribution and shareholder servicing fees waived by Quasar.

Effective January 1, 2011, the Funds have entered into a distribution agreement with Nuveen Securities LLC, who now serves as the Funds’ distributor. Class A Shares continue to incur a .25% annual 12b-1 service fee. Class B Shares and Class C Shares continue to incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class R3 Shares continue to incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares continue to not be subject to any sales charge or 12b-1 distribution or service fees. Annual distribution and service fees are based on average daily net assets.

During the fiscal year ended October 31, 2011, Quasar and/or Nuveen Securities, LLC collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Equity Income	Large Cap Value	Mid Cap Value	Small Cap Value
Sales charges collected (Unaudited)	$298	$19	$29	$15
Paid to financial intermediaries (Unaudited)	268	17	26	13

Quasar and/or Nuveen Securities, LLC also received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended October 31, 2011, Quasar and/or Nuveen Securities, LLC compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Equity Income	Large Cap Value	Mid Cap Value	Small Cap Value
Commission advances (Unaudited)	$122	$—	$4	$2

All 12b-1 service and distribution fees collected on Class B and C Shares during the first year following a purchase were retained by Quasar and/or the Nuveen Securities, LLC to compensate for commissions advanced to financial intermediaries. During the fiscal year ended October 31, 2011, Quasar and/or the Nuveen Securities, LLC retained such 12b-1 fees as follows:

	Equity Income	Large Cap Value	Mid Cap Value	Small Cap Value
12b-1 fees retained (Unaudited)	$112	$9	$24	$3

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Other Fees and Expenses

In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each Fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. During the period November 1, 2010 through December 31, 2010, legal fees and expenses of $4 were paid to a law firm of which an Assistant Secretary of the Funds was a partner.

Contingent Deferred Sales Charges

During the period November 1, 2010 through January 17, 2011, Class A Shares of the Funds were sold with an up-front sales charge of 5.50%. Class B Shares were subject to a contingent deferred sales charge (“CDSC”) of up to 5% depending upon the length of time the shares were held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares were subject to a CDSC of 1% for twelve months. Class R Shares (renamed Class R3 Shares) and Class Y Shares (renamed Class I Shares) had no sales charge and were offered only to certain qualifying accounts and qualifying institutional investors, respectively.

Effective January 18, 2011, Class A Shares of the Funds are sold with an up-front sales charge of 5.75%. Class A Share purchases of the Funds continue to be subject to a CDSC of 1% if redeemed within twelve months of purchase. Class B Shares continue to be subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC continues to be reduced to 0% at the end of six years). Class B Shares continue to automatically convert to Class A Shares eight years after purchase. Class C Shares continue to be subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares and Class I Shares continue to have no sales charge and are offered only to certain qualifying accounts and qualifying institutional investors, respectively.

Quasar and/or Nuveen Securities, LLC also collected and retained CDSC on share redemptions during the fiscal year ended October 31, 2011, as follows:

	Equity Income	Large Cap Value	Mid Cap Value	Small Cap Value
CDSC retained (Unaudited)	$8	$—	$5	$1

62	Nuveen Investments

Affiliated 401(k) Plan and Redemptions In-Kind

An affiliated 401(k) plan of FAF Advisors, (the “plan”) previously offered certain funds as investment options to plan participants. As a result of a decision to no longer offer such funds as investment options, certain fund shares held in the plan were redeemed in-kind on December 1, 2010, in the amounts as follows:

Large Cap Value	$132,685
Mid Cap Value	91,633
Small Cap Value	79,419

An affiliated pension plan (the “plan”) also previously offered certain funds as investment options to plan participants. As a result of a decision to no longer offer such funds as investment options, certain fund shares held in the plan were redeemed in-kind on December 20, 2010, in the amounts as follows:

Mid Cap Value	$170,281
Small Cap Value	48,511

In these transactions, the Funds paid redemption proceeds by distributing a proportionate amount of securities in their respective portfolios. Remaining shareholders in the Funds did not recognize any capital gains from the transactions.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	63

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	241
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	241
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	241
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	241
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	241
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	241
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	241

64	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	241
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	241

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	241
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	241
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	241

Nuveen Investments	65

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	241
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	241
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	241
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	241
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	241
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	241

66	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	241
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	241
Jeffery M. Wilson 3/13/56 333 W. Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	67

Annual Investment Management Agreement Approval Process

(Unaudited)

A. Background

Prior to January 1, 2011, FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), served as investment adviser to each Fund pursuant to an investment advisory agreement between First American Investment Funds, Inc. (the “Company”) and FAF (the “Prior Advisory Agreement”), and as administrator to each Fund pursuant to an administrative agreement between the Company and FAF (the “Prior Administrative Agreement”). On July 29, 2010, U.S. Bank and FAF entered into a definitive agreement with Nuveen Investments, Inc. (“Nuveen”), Nuveen Asset Management (“NAM”) and certain Nuveen affiliates, whereby NAM would acquire a portion of the asset management business of FAF (the “Transaction”). The acquired business included the assets of FAF used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products (other than the money market business and closed-end funds advised by FAF), including the Funds. In connection with the Transaction, the Board of Directors (the “Prior Board”) serving the Funds as directors at that time (each a “Prior Director” and, collectively, the “Prior Directors”) considered a number of proposals designed to integrate the Funds into the Nuveen family of funds, including the appointment of NAM as investment adviser and Nuveen Investments, LLC as distributor to the Funds. The Prior Board also considered a proposal in connection with an internal restructuring of NAM (the “Restructuring”), for Nuveen Asset Management, LLC (“NAM LLC”), a wholly-owned subsidiary of NAM formed in anticipation of the Restructuring, to serve as sub-advisor for each Fund.

The Prior Board approved a new investment advisory agreement (the “New Advisory Agreement”) for each Fund with NAM and an investment sub-advisory agreement between NAM and NAM LLC (the “NAM Sub-Advisory Agreement”). At a meeting of the Funds’ stockholders held on December 17, 2010, stockholders of the Funds approved the New Advisory Agreement and the NAM Sub-Advisory Agreement. In addition, stockholders of the Company’s funds (including the Funds) elected ten directors, including one Prior Director, to the board of directors of the Company (the “New Board”).

On December 31, 2010, the Transaction closed and the New Board (which replaced the Prior Board) took effect. On January 1, 2011, the New Advisory Agreement and the NAM Sub-Advisory Agreement became effective. In addition, in connection with the Restructuring, NAM has changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The following is a summary of the considerations of the Prior Board, which were set forth in a proxy statement dated November 10, 2010 (the “Proxy Statement”), in approving the New Advisory Agreement and the NAM Sub-Advisory Agreement for the Funds.

B. Prior Board Considerations

The New Advisory Agreement for each Fund was approved by the Prior Board after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Prior Board authorized the submission of the New Advisory Agreement for consideration by each Fund’s stockholders.

At meetings held in May and June of 2010, the Prior Board was apprised of the general terms of the Transaction and, as a result, began the process of considering the transition of services from FAF to NFA. In preparation for its September 21-23, 2010 meeting, the Prior Board received, in response to a written due diligence request prepared by the Prior Board and its independent legal counsel and provided to NFA and FAF, a significant amount of information covering a range of issues in advance of the meeting. To assist the Prior Board in its consideration of the New Advisory Agreement for each Fund, NFA provided materials and information about, among other things: (1) NFA and its affiliates, including their history and organizational structure, product lines, experience in providing investment advisory, administrative and other services, and financial condition, (2) the nature, extent and quality of services to be provided under the New Advisory Agreement, (3) proposed Fund fees and expenses and comparative information relating thereto, and (4) NFA’s compliance and risk management capabilities and processes. In addition, the Prior Board was provided with a memorandum from independent legal counsel outlining the legal duties of the Prior Board under the Investment Company Act of 1940, as amended (the “1940 Act”). In response to further requests from the Prior Board and its independent legal counsel, NFA and FAF provided additional information to the Prior Board following its September 21-23 meeting.

An additional in-person meeting of the Prior Board to consider the New Advisory Agreement was held on October 7, 2010, at which the members of the Prior Board in attendance, all of whom were not considered to be “interested persons” of the Company as defined in the 1940 Act (the “Independent Prior Directors”), approved the New Advisory Agreement with NFA for each Fund.

In considering the New Advisory Agreement for each Fund, the Prior Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of services to be rendered to the Funds by NFA, (2) the cost of services to be provided, including Fund expense information, and (3) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale.

In considering the New Advisory Agreement, the Prior Board did not identify any particular information that was all-important or controlling, and each Prior Director may have attributed different weights to the various factors discussed below. Where appropriate, the Prior Directors evaluated all information available to them regarding the Company’s funds on a fund-by-fund basis, and their determinations were made separately with respect to each such fund (including each of the Funds). The Prior Directors, all of whom were Independent Prior Directors, concluded that the terms of the New Advisory Agreement and the fee rates to be paid in light of the services to be provided to each Fund are in the best interests of each Fund, and that the New Advisory Agreement should be approved and recommended to stockholders for approval. In voting to approve the New Advisory Agreement with respect to each Fund, the Prior Board considered in particular the following factors:

68	Nuveen Investments

Nature, Extent and Quality of Services. In considering approval of the New Advisory Agreement, the Prior Board considered the nature, extent and quality of services to be provided by NFA, including advisory services and administrative services. The Prior Board reviewed materials outlining, among other things, NFA’s organizational structure and business; the types of services that NFA or its affiliates are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and fund product lines offered by NFA. The Prior Board considered that affiliation with a larger fund complex and well-recognized sponsor may result in a broader distribution network, potential economies of scale with respect to other services or fees and broader shareholder services including exchange options.

With respect to personnel, the Prior Board considered information regarding retention plans for current FAF employees who would be offered employment by NFA, and the background and experience of NFA employees who would become portfolio managers as of the closing of the Transaction. The Prior Board also reviewed information regarding portfolio manager compensation arrangements to evaluate NFA’s ability to attract and retain high quality investment personnel.

In evaluating the services of NFA, the Prior Board also considered NFA’s ability to supervise the Funds’ other service providers and, given the importance of compliance, NFA’s compliance program. Among other things, the Prior Board considered the report of NFA’s chief compliance officer regarding NFA’s compliance policies and procedures.

In addition to advisory services, the Prior Board considered the quality of administrative services expected to be provided by NFA and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Prior Board considered that, based on representations from FAF and NFA, the Transaction would allow stockholders to continue their investment in each of the Company’s funds with the same investment objective and principal strategies and, in most cases, the same portfolio management team. In light of the continuity of investment personnel in most cases (with respect to the Company’s funds in the aggregate), the Prior Board considered the historical investment performance of each of the Company’s funds (including each Fund) previously provided during the annual contract renewal process.

Cost of Services Provided by NFA. In evaluating the costs of the services to be provided by NFA under the New Advisory Agreement, the Prior Board received a comparison of each Fund’s annual operating expenses as of June 30, 2010 under the Prior Advisory Agreement and under the New Advisory Agreement, in each case adjusted to reflect a decrease in net assets for certain of the Company’s funds from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction. The Prior Board considered, among other things, that the advisory fee rates and other expenses would change as a result of NFA serving as investment adviser to each Fund. The Prior Board noted that the services provided by NFA under the New Advisory Agreement would include certain administrative services, which services (along with other services) were provided pursuant to the Prior Administrative Agreement and were charged separately from the advisory fee. Accordingly, the Prior Board considered that the fee rates paid under the New Advisory Agreement include bundled investment advisory and administrative fees and thus are higher than the fee rates paid under the Prior Advisory Agreement for most of the Company’s funds, but lower than the combined fee rates paid under the Prior Advisory Agreement and the Prior Administrative Agreement. The Prior Board also noted that certain administrative services provided under the Prior Administrative Agreement would not be provided under the New Advisory Agreement and will be delegated to other service providers. Similarly, certain fees paid by FAF under the Prior Administrative Agreement will not be paid by NFA under the New Advisory Agreement and will be paid directly by the Funds. However, immediately following the closing of the Transaction, the net expense ratio of each Fund was expected to be the same or lower than the Fund’s net expense ratio as of June 30, 2010, adjusted (where applicable) to reflect a decrease in net assets resulting from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction, assuming the Fund’s net assets at the time of the closing of the Transaction were no lower than their adjusted June 30 level. In addition, the Prior Board noted that NFA has committed to certain undertakings to maintain current fee caps and/or to waive fees or reimburse expenses to maintain net management fees at certain levels and Nuveen has represented to the Prior Board that Nuveen and its affiliates will not take any action that imposes an “unfair burden” on any Fund as a result of the Transaction. The Prior Board also considered that fees payable under the New Advisory Agreement include both a fund-level fee and a complex-level fee, and that schedules for the fund-level and complex-level fees contain breakpoints that are based, respectively, on Fund assets and Nuveen complex-wide assets. The Prior Board considered that breakpoints in the fund-level fee allow for the possibility that this portion of the advisory fee could decline in the future if Fund assets were to increase or increase in the future if Fund assets were to decline. The Prior Board also considered that breakpoints in the complex-level fee allow for the possibility that this portion of the advisory fee could decline in the future if complex-wide assets were to increase or increase in the future if complex-wide assets were to decline, regardless, in each case, of whether assets of the particular Fund had increased or decreased.

In considering the compensation to be paid to NFA, the Prior Board also reviewed fee information regarding NFA-sponsored funds, to the extent such funds had similar investment objectives and strategies to the Funds. The Prior Board reviewed information provided by NFA regarding similar funds managed by NFA and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Company’s funds. The Prior Board also compared proposed fee and expense information to the median fees and expenses of comparable funds, using information provided by an independent data service.

Nuveen Investments	69

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In evaluating the compensation, the Prior Board also considered other amounts expected to be paid to NFA by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NFA and its affiliates are expected to receive, that are directly attributable to the management of the Funds.

The Prior Board also considered that the Funds would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing the Proxy Statement.

Economies of Scale. The Prior Board reviewed information regarding potential economies of scale or other efficiencies that might result from the Funds’ potential association with Nuveen. The Prior Board noted that the New Advisory Agreement provides for breakpoints in the Funds’ fund-level and complex-level management fee rates as the assets of the Funds and the assets held by the various registered investment companies sponsored by Nuveen increase, respectively. The Prior Board concluded that the structure of the investment management fee rates, with the breakpoints for the Funds under the New Advisory Agreement, reflected sharing of potential economies of scale with the Funds’ stockholders.

Conclusion. After deliberating in executive session, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, approved the New Advisory Agreement with respect to each Fund, concluding that the New Advisory Agreement was in the best interests of each Fund.

NAM Sub-Advisory Agreement. The Prior Board also approved the NAM Sub-Advisory Agreement between NFA and NAM LLC as a result of the Restructuring expected to occur with NFA. The Prior Board considered that the services to be provided by NAM LLC under the NAM Sub-Advisory Agreement would not result in any material change in the nature or level of investment advisory services or administrative services provided to the Funds. In addition, the portfolio managers will continue to manage the Funds in their capacity as employees of NAM LLC. The Prior Board considered that NFA will pay a portion of the advisory fee it receives from each Fund to NAM LLC for its services as sub-advisor. The Prior Board concluded, based upon the conclusions that the Prior Board reached in connection with the approval of the New Advisory Agreement and after determining that it need not reconsider all of the factors that it had considered in connection with the approval of the New Advisory Agreement, to approve the NAM Sub-Advisory Agreement.

70	Nuveen Investments

Notes

Nuveen Investments	71

Notes

72	Nuveen Investments

Notes

Nuveen Investments	73

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. The Lipper Equity Income Funds Classification Average contained 286, 203 and 106 funds for the 1-year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Large-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Value Funds Classification. The Lipper Large-Cap Value Funds Classification Average contained 515, 405 and 240 for the 1-year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Mid-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Value Funds Classification. The Lipper Mid-Cap Value Funds Classification Average contained 248, 172 and 87 funds for the 1- year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Small-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Value Funds Classification. The Lipper Small-Cap Value Funds Classification Average contained 290, 222 and 112 funds for the 1- year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. The Lipper average is not available for direct investment

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000 Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Russell 2000 Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Russell Midcap Value Index: An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

S&P 500 Dividend Only Stocks Index: An unmanaged index that includes only the S&P 500 Index stocks that pay dividends. The S&P 500 Index is generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

74	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and Shareholder Services

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Equity Income	100%	100%
Nuveen Large Cap Value	100%	100%
Nuveen Mid Cap Value	100%	100%

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	75

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FSTK-1011P

Mutual Funds

Nuveen Index Funds

For investors seeking long-term capital appreciation potential.

Annual Report

October 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Equity Index Fund	FAEIX	FAEQX	FCEIX	FADSX	FEIIX
Nuveen Mid Cap Index Fund	FDXAX	—	FDXCX	FMCYX	FIMEX
Nuveen Small Cap Index Fund	FMDAX	—	FPXCX	ARSCX	ASETX

LIFE IS COMPLEX.

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

December 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

Walt French and David Friar are the portfolio managers for the Funds. Walt, who has 37 years of financial industry experience, and David, with 13 years of experience, have managed the Nuveen Equity Index Fund (formerly known as First American Equity Index Fund) since 1999 and 2000, respectively. They have both managed the Nuveen Mid Cap Index Fund (formerly known as First American Mid Cap Index Fund) and the Nuveen Small Cap Index Fund (formerly known as First American Small Cap Index Fund) since 2001.

On the following pages, the portfolio management team for the Funds examines economic and equity market conditions and the Funds’ performance for the twelve-month period ended October 31, 2011.

What factors affected the U.S. economic and equity market environments during the twelve-month reporting period ended October 31, 2011?

During this period, the U.S. economy’s recovery from recession remained slow. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its November 2011 meeting (shortly after the end of this reporting period), the central bank reaffirmed its opinion that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through mid-2013. The Fed also said that it would continue its program to extend the average maturity of its U.S. Treasury holdings by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery, and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the third quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.0%, the best growth number since the fourth quarter of 2010 and the ninth consecutive quarter of positive growth. The Consumer Price Index (CPI) rose 3.5% year-over-year as of October 2011, while the core CPI (which excludes food and energy) increased 2.1%, edging just above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Unemployment numbers remained high, as October 2011 marked the seventh straight month with a national jobless number of 9.0% or higher. However, after the reporting period came to a close, the U.S. unemployment rate fell to 8.6% in November 2011. While the dip was a step in

Nuveen Investments	5

the right direction, it was partly due to a number of individuals dropping out of the hunt for work. The housing market also continued to be a major weak spot. For the twelve months ended September 2011 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s/Case-Shiller Index lost 3.6%, with 18 of the 20 major metropolitan areas reporting losses. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

The ongoing economic uncertainty and the continual resurfacing of the European debt issue caused a high degree of volatility in the equity markets. The first half of the period saw dramatic gains for stocks and other risk assets fueled by signs of an improving economy. However, as the summer progressed, markets fell back sharply. For much of August and September, stocks traded lower before staging a comeback in the final month of the period. Over the course of the full reporting period, larger U.S. companies generally had stronger returns than their smaller sized and overseas counterparts.

Nuveen Equity Index Fund

How did the Fund perform during the twelve-month period ended October 31, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2011. The Fund’s Class A Shares at net asset value (NAV) underperformed the Standard & Poor’s (S&P) 500 Index and the Lipper S&P 500 Index Objective Funds Classification Average over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is invested to replicate the return of the S&P 500 Index as closely as possible, with consideration given to turnover costs and fees. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the S&P 500 Index, depending on the size of the Fund, and we followed this approach during the period.

The Fund performed very similarly to the index during the fiscal year. The three best-performing sectors in the index were energy, utilities and consumer discretionary, which advanced 19.2%, 14.7% and 12.7%, respectively. The three lowest-performing sectors were financials, which fell -5.9%, followed by materials and industrials, which rose 2.8% and 6.0%, respectively.

During the period, the Fund was also invested in S&P 500 Index futures to convert cash into the equivalent of an S&P 500 Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index.

6	Nuveen Investments

Nuveen Mid Cap Index Fund

How did the Fund perform during the twelve-month period ended October 31, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2011. The Fund’s Class A Shares at net asset value (NAV) underperformed the Standard & Poor’s (S&P) MidCap 400 Index but outperformed the Lipper Mid-Cap Core Funds Classification Average over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is invested to replicate the return of the S&P MidCap 400 Index as closely as possible, with consideration given to turnover costs and fees. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the S&P MidCap 400 Index, depending on the size of the Fund, and we followed this approach during the period.

The Fund performed very similarly to the index during the fiscal year. The three best-performing sectors in the index were consumer staples, utilities and consumer discretionary, which advanced 31.6%, 16.2% and 15.0%, respectively. The three lowest-performing sectors were telecommunications and financials, which fell -15.9% and -0.1%, respectively, followed by information technology, which gained 5.7%.

During the period, the Fund was also invested in S&P MidCap 400 Index futures to convert cash into the equivalent of an S&P MidCap 400 Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index.

Nuveen Small Cap Index Fund

How did the Fund perform during the twelve-month period ended October 31, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide

Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2011. The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 2000 Index and the Lipper Small-Cap Core Funds Classification Average over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is invested to replicate the return of the Russell 2000 Index as closely as possible, with consideration given to turnover costs and fees. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the Russell 2000 Index, depending on the size of the Fund, and we followed this approach during the period.

The Fund performed very similarly to the index during the fiscal year. The three best-performing sectors in the index were energy, consumer staples and utilities, which

Nuveen Investments	7

advanced 16.7%, 16.7% and 15.9%, respectively. The three lowest-performing sectors were materials, financials and telecommunications, which gained 1.4%, 2.3%, and 3.3%, respectively.

During the period, the Fund was also invested in Russell 2000 Index futures to convert cash into the equivalent of a Russell 2000 Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Investments in small- and mid-cap companies are subject to greater volatility.

8	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

Effective January 18, 2011, Class R Shares and Class Y Shares, previously offered by FAF Advisors, Inc., were renamed Class R3 Shares and Class I Shares, respectively.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Equity Index Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares	7.41%	-0.22%	3.17%
Standard & Poor’s (S&P) 500® Index*	8.09%	0.25%	3.69%
Lipper S&P 500 Index Objective Funds Classification Average*	7.46%	-0.28%	3.15%

Class B Shares w/o CDSC**	6.60%	-0.97%	2.40%
Class B Shares w/CDSC**	1.62%	-1.15%	2.40%
Class C Shares	6.61%	-0.97%	2.40%
Class R3 Shares	7.15%	-0.47%	2.98%
Class I Shares	7.68%	0.02%	3.43%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares	0.48%	-1.65%	2.30%
Class B Shares w/o CDSC**	-0.23%	-2.38%	1.54%
Class B Shares w/CDSC**	-4.89%	-2.55%	1.54%
Class C Shares	-0.22%	-2.38%	1.53%
Class R3 Shares	0.28%	-1.89%	2.11%
Class I Shares	0.73%	-1.41%	2.56%

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.67%	0.63%
Class B Shares	1.42%	1.38%
Class C Shares	1.42%	1.38%
Class R3 Shares	0.92%	0.88%
Class I Shares	0.42%	0.38%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses; after waivers and excluding acquired fund fees and expenses, do not exceed 0.62%, 1.37%, 1.37%, 0.87% and 0.37%, respectively, for Class A, Class B, Class C, Class R3 and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions.
**	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

10	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2011 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	11

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Mid Cap Index Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares	8.07%	3.55%	7.79%
Standard & Poor’s (S&P) MidCap 400® Index*	8.55%	4.01%	8.43%
Lipper Mid-Cap Core Funds Classification Average*	5.87%	1.96%	6.61%

Class C Shares	7.20%	2.76%	6.98%
Class R3 Shares	7.83%	3.29%	7.59%
Class I Shares	8.23%	3.78%	8.06%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares	-1.74%	1.74%	6.86%
Class C Shares	-2.48%	0.98%	6.06%
Class R3 Shares	-1.90%	1.48%	6.66%
Class I Shares	-1.48%	1.99%	7.13%

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.84%	0.78%
Class C Shares	1.59%	1.53%
Class R3 Shares	1.09%	1.03%
Class I Shares	0.59%	0.53%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses; after waivers and excluding acquired fund fees and expenses, do not exceed 0.75%, 1.50%, 1.00% and 0.50%, respectively, for Class A, Class C, Class R3 and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions.

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2011 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Small Cap Index Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares	6.03%	0.30%	6.14%
Russell 2000® Index*	6.71%	0.68%	7.02%
Lipper Small-Cap Core Funds Classification Average*	7.31%	1.13%	7.31%

Class C Shares	5.25%	-0.45%	5.35%
Class R3 Shares	5.79%	0.05%	5.89%
Class I Shares	6.33%	0.54%	6.38%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares	-4.21%	-1.39%	5.29%
Class C Shares	-4.91%	-2.13%	4.50%
Class R3 Shares	-4.37%	-1.64%	5.05%
Class I Shares	-3.91%	-1.14%	5.52%

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.26%	0.89%
Class C Shares	2.01%	1.64%
Class R3 Shares	1.51%	1.14%
Class I Shares	1.01%	0.64%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses; after waivers and excluding acquired fund fees and expenses, do not exceed 0.83%, 1.58%, 1.08% and 0.58%, respectively, for Class A, Class C, Class R3 and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2011 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Holding Summaries (Unaudited) as of October 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Equity Index Fund

Portfolio Allocation1

Nuveen Mid Cap Index Fund

Portfolio Allocation1

Nuveen Small Cap Index Fund

Portfolio Allocation1

Portfolio Composition[1]
Information Technology	18.4%
Financials	12.9%
Energy	11.4%
Health Care	10.5%
Consumer Staples	10.3%
Consumer Discretionary	10.1%
Industrials	9.8%
Short-Term Investments	7.0%
Other	9.6%

Portfolio Composition[1]
Financials	17.5%
Information Technology	14.8%
Industrials	14.0%
Consumer Discretionary	13.0%
Health Care	10.0%
Energy	5.9%
Materials	5.9%
Utilities	5.9%
Short-Term Investments	8.7%
Other	4.3%

Portfolio Composition[1]
Financials	19.7%
Information Technology	15.5%
Industrials	14.1%
Consumer Discretionary	12.1%
Health Care	11.4%
Energy	6.2%
Short-Term Investments	9.5%
Other[3]	11.5%

Top Five Common Stock Holdings[2]
Exxon Mobil	3.3%
Apple	3.3%
IBM	1.9%
Chevron	1.8%
Microsoft	1.7%

Top Five Common Stock Holdings[2]
Dollar Tree	0.9%
BorgWarner	0.8%
Perrigo	0.8%
Green Mountain Coffee Roasters	0.8%
Vertex Pharmaceuticals	0.8%

Top Five Common Stock Holdings[2]
Healthspring	0.30%
Netlogic Microsystems	0.30%
Jack Henry & Associates	0.30%
Home Properties – REIT	0.30%
World Fuel Services	0.30%

1	As a percentage of total investments (excluding investments in derivatives and investments purchased with collateral from securities lending) as of October 31, 2011. Holdings are subject to change.
2	As a percentage of total common stocks as of October 31, 2011. Holdings are subject to change.
3	Rounds to less than 0.1%.
4	The percentage of “Other” includes rights and warrants held as of the end of the reporting period. Holdings are subject to change.

16	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Equity Index Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$926.40	$922.90	$922.50	$925.10	$927.20	$1,022.08	$1,018.30	$1,018.30	$1,020.82	$1,023.34
Expenses Incurred During Period	$3.01	$6.64	$6.64	$4.22	$1.80	$3.16	$6.97	$6.97	$4.43	$1.89

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .62%, 1.37%, 1.37%, .87% and ..37% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Mid Cap Index Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$879.10	$876.10	$878.50	$880.10	$1,021.42	$1,017.64	$1,020.16	$1,022.68
Expenses Incurred During Period	$3.55	$7.09	$4.73	$2.37	$3.82	$7.63	$5.09	$2.55

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .75%, 1.50%, 1.00% and .50% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Small Cap Index Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$859.90	$857.10	$859.10	$860.90	$1,021.02	$1,017.24	$1,019.74	$1,022.28
Expenses Incurred During Period	$3.89	$7.40	$5.06	$2.72	$4.23	$8.03	$5.50	$2.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.08% and .58% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	17

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Nuveen Equity Index Fund (formerly known as First American Equity Index Fund)

Nuveen Mid Cap Index Fund (formerly known as First American Mid Cap Index Fund)

Nuveen Small Cap Index Fund (formerly known as First American Small Cap Index Fund)

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Equity Index Fund (formerly known as First American Equity Index Fund), Nuveen Mid Cap Index Fund (formerly known as First American Mid Cap Index Fund), and Nuveen Small Cap Index Fund (formerly known as First American Small Cap Index Fund) (series of Nuveen Investment Funds, Inc., formerly First American Investment Funds, Inc.) (collectively, the “Funds”) as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Equity Index Fund (formerly known as First American Equity Index Fund), Nuveen Mid Cap Index Fund (formerly known as First American Mid Cap Index Fund), and Nuveen Small Cap Index Fund (formerly known as First American Small Cap Index Fund) at October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 28, 2011

18	Nuveen Investments

Portfolio of Investments

Nuveen Equity Index Fund

(formerly known as First American Equity Index Fund)

October 31, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 93.3%

	Consumer Discretionary – 10.1%

5,620	Abercrombie & Fitch, Class A ▼	$418,128

22,047	Amazon.com ▼ —	4,707,255

7,443	Apollo Group, Class A —	352,425

3,009	AutoNation ▼ —	117,170

1,622	AutoZone ▼ —	524,863

14,855	Bed Bath & Beyond ▼ —	918,633

18,388	Best Buy ▼	482,317

3,980	Big Lots —	150,006

10,913	Cablevision Systems, Class A	157,911

13,737	CarMax ▼ —	412,934

27,706	Carnival ▼	975,528

40,670	CBS, Class B	1,049,693

1,361	Chipotle Mexican Grill, Class A ▼ —	457,459

17,547	Coach	1,141,783

166,900	Comcast, Class A ▼	3,913,804

15,418	D.R. Horton	171,602

9,377	Darden Restaurants ▼	448,971

3,739	DeVry	140,886

44,822	DIRECTV, Class A ▼ —	2,037,608

18,038	Discovery Communications, Class A ▼ —	783,931

11,822	Expedia ▼	310,446

7,300	Family Dollar Stores	427,999

230,691	Ford Motor ▼ —	2,694,471

8,444	GameStop, Class A ▼ —	215,913

14,619	Gannett	170,896

21,064	Gap ▼	398,110

9,518	Genuine Parts ▼	546,619

14,980	Goodyear Tire & Rubber —	215,113

18,564	H&R Block ▼	283,844

14,353	Harley-Davidson	558,332

4,245	Harman International Industries	183,214

7,342	Hasbro	279,437

94,970	Home Depot ▼	3,399,925

18,123	International Game Technology	318,784

33,524	Interpublic Group of Companies	317,808

8,676	J.C. Penney ▼	278,326

41,268	Johnson Controls ▼	1,358,955

17,065	Kohl’s	904,616

8,970	Leggett & Platt ▼	196,443

9,762	Lennar, Class A ▼	161,463

15,032	Limited Brands ▼	642,017

76,527	Lowe’s ▼	1,608,598

25,930	Macy’s	791,643

Nuveen Investments	19

Portfolio of Investments

Nuveen Equity Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Consumer Discretionary (continued)

16,276	Marriott International, Class A ▼	$512,694

20,817	Mattel	587,872

62,639	McDonald’s ▼	5,816,031

18,293	McGraw-Hill	777,453

2,853	Netflix ▼ —	234,174

17,691	Newell Rubbermaid	261,827

138,748	News, Class A	2,430,865

23,061	Nike, Class B ▼	2,221,928

9,948	Nordstrom ▼	504,264

18,029	Omnicom Group	801,930

8,253	O’Reilly Automotive ▼ —	627,641

3,052	Priceline.com ▼ —	1,549,561

20,453	Pulte Group ▼ —	105,947

3,955	Ralph Lauren	628,014

7,018	Ross Stores ▼	615,689

5,824	Scripps Networks Interactive, Class A	247,404

2,337	Sears Holdings ▼ —	182,707

5,355	Sherwin-Williams	442,912

10,221	Stanley Black & Decker	652,611

43,055	Staples ▼	644,103

46,067	Starbucks	1,950,477

11,667	Starwood Hotels & Resorts Worldwide ▼	584,633

40,994	Target	2,244,421

8,027	Tiffany & Company	639,993

63,429	Time Warner ▼	2,219,371

20,904	Time Warner Cable ▼	1,331,376

23,129	TJX	1,362,992

7,195	Urban Outfitters ▼ —	196,064

5,262	VF ▼	727,314

34,979	Viacom, Class B	1,533,829

112,680	Walt Disney ▼	3,930,277

110	Washington Post, Class B ▼	37,418

4,638	Whirlpool ▼	235,657

9,963	Wyndham Worldwide	335,454

4,855	Wynn Resorts	644,744

28,194	Yum! Brands	1,510,353
	Total Consumer Discretionary	74,955,879
	Consumer Staples – 10.3%

125,746	Altria Group ▼	3,464,302

41,028	Archer-Daniels-Midland ▼	1,187,350

26,148	Avon Products	477,985

9,378	Beam	463,555

5,862	Brown-Forman, Class B	438,067

10,913	Campbell Soup ▼	362,857

7,982	Clorox	534,315

20	Nuveen Investments

Shares	Description ▲	Value

	Consumer Staples (continued)

139,398	Coca-Cola	$9,523,672

19,364	Coca-Cola Enterprises	519,342

29,536	Colgate-Palmolive	2,669,168

25,171	ConAgra Foods	637,581

10,570	Constellation Brands, Class A ▼ —	213,725

26,579	Costco Wholesale	2,212,702

81,646	CVS Caremark	2,963,749

11,149	Dean Foods —	108,368

13,172	Dr. Pepper Snapple Group ▼	493,291

6,865	Estee Lauder, Class A	675,859

39,256	General Mills	1,512,534

19,491	H.J. Heinz ▼	1,041,599

9,390	Hershey	537,390

8,436	Hormel Foods	248,609

6,911	JM Smucker	532,285

15,165	Kellogg ▼	822,095

23,787	Kimberly-Clark	1,658,192

107,222	Kraft Foods, Class A	3,772,071

36,736	Kroger ▼	851,540

8,404	Lorillard	929,987

8,030	McCormick	389,937

12,382	Mead Johnson Nutrition	889,647

9,893	Molson Coors Brewing, Class B	418,870

96,081	PepsiCo	6,048,299

106,638	Philip Morris International	7,450,797

166,818	Procter & Gamble	10,674,684

20,526	Reynolds American ▼	793,946

21,248	Safeway ▼	411,574

35,749	Sara Lee	636,332

12,883	SUPERVALU	103,322

35,983	Sysco	997,449

17,998	Tyson Foods, Class A	347,361

54,968	Walgreen	1,824,938

106,716	Wal-Mart Stores ▼	6,052,931

9,573	Whole Foods Market ▼	690,405
	Total Consumer Staples	76,582,682
	Energy – 11.4%

14,164	Alpha Natural Resources ▼ —	340,503

30,222	Anadarko Petroleum	2,372,427

23,309	Apache ▼	2,322,276

26,482	Baker Hughes	1,535,691

6,343	Cabot Oil & Gas	492,978

14,878	Cameron International ▼ —	731,105

40,120	Chesapeake Energy ▼	1,128,174

121,603	Chevron ▼	12,774,394

Nuveen Investments	21

Portfolio of Investments

Nuveen Equity Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Energy (continued)

83,357	ConocoPhillips	$5,805,815

13,766	CONSOL Energy	588,634

24,426	Denbury Resources ▼ —	383,488

25,287	Devon Energy ▼	1,642,391

4,302	Diamond Offshore Drilling	281,953

46,762	El Paso ▼	1,169,518

16,309	EOG Resources ▼	1,458,514

295,183	Exxon Mobil	23,050,839

15,414	FMC Technologies ▼ —	690,855

55,832	Halliburton	2,085,884

6,502	Helmerich & Payne ▼	345,776

18,364	Hess	1,148,852

43,347	Marathon Oil	1,128,322

21,643	Marathon Petroleum ▼	776,984

11,748	Murphy Oil	650,487

17,453	Nabors Industries ▼ —	319,913

25,721	National Oilwell Varco ▼	1,834,679

8,032	Newfield Exploration —	323,368

14,715	Noble	528,857

10,716	Noble Energy	957,367

49,343	Occidental Petroleum	4,585,938

16,442	Peabody Energy	713,090

7,089	Pioneer Natural Resources	594,767

10,741	QEP Resources	381,843

9,778	Range Resources ▼	673,118

7,736	Rowan ▼ —	266,815

81,921	Schlumberger	6,018,737

21,126	Southwestern Energy ▼ —	888,137

40,620	Spectra Energy	1,162,951

6,556	Sunoco	244,080

9,824	Tesoro ▼ —	254,835

34,734	Valero Energy ▼	854,456

35,752	Williams	1,076,493
	Total Energy	84,585,304
	Financials – 13.0%

20,518	ACE	1,480,374

28,361	Aflac ▼	1,278,797

31,363	Allstate	826,101

63,052	American Express	3,191,693

26,519	American International Group ▼ —	654,754

14,333	Ameriprise Financial	669,064

19,834	AON	924,661

7,519	Apartment Investment & Management, Class A - REIT	185,494

5,736	Assurant	221,065

5,886	AvalonBay Communities - REIT ▼	786,899

615,260	Bank of America	4,202,226

22	Nuveen Investments

Shares	Description ▲	Value

	Financials (continued)

74,838	Bank of New York Mellon	$1,592,554

42,318	BB&T ▼	987,702

106,767	Berkshire Hathaway, Class B ▼ —	8,312,880

5,612	BlackRock	885,517

9,151	Boston Properties - REIT	905,857

27,888	Capital One Financial ▼	1,273,366

18,712	CB Richard Ellis Group —	332,699

64,253	Charles Schwab ▼	789,027

17,359	Chubb	1,163,921

9,905	Cincinnati Financial ▼	286,651

177,150	Citigroup	5,596,169

4,246	CME Group ▼	1,170,028

11,341	Comerica	289,763

33,129	Discover Financial Services	780,519

15,109	E*TRADE Financial —	163,933

19,608	Equity Residential Properties Trust - REIT ▼	1,150,597

6,332	Federated Investors, Class B	123,727

56,042	Fifth Third Bancorp	673,064

16,010	First Horizon National ▼	111,910

8,837	Franklin Resources	942,289

29,792	Genworth Financial, Class A —	190,073

30,708	Goldman Sachs Group	3,364,062

27,042	Hartford Financial Services Group ▼	520,559

26,638	HCP - REIT	1,061,524

8,504	Health Care - REIT ▼	448,076

44,004	Host Hotels & Resorts - REIT ▼	627,937

32,026	Hudson City Bancorp	200,163

55,350	Huntington Bancshares ▼	286,713

5,042	IntercontinentalExchange ▼ —	654,855

27,373	Invesco	549,376

11,733	Janus Capital Group	76,968

236,715	JPMorgan Chase	8,228,213

57,848	KeyCorp	408,407

24,856	Kimco Realty - REIT ▼	434,234

7,958	Legg Mason ▼	218,845

12,027	Leucadia National ▼	322,684

18,719	Lincoln National	356,597

18,890	Loew’s	749,933

6,707	M&T Bank	510,470

32,884	Marsh & McLennan	1,006,908

64,202	MetLife	2,257,342

13,640	Moody’s ▼	484,084

90,124	Morgan Stanley	1,589,787

7,741	NASDAQ OMX Group —	193,912

14,630	Northern Trust	592,076

Nuveen Investments	23

Portfolio of Investments

Nuveen Equity Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Financials (continued)

16,788	NYSE Euronext	$446,057

22,857	Peoples United Financial	291,426

10,382	Plum Creek Timber - REIT ▼	390,986

31,948	PNC Financial Services Group	1,715,927

19,032	Principal Financial Group	490,645

38,775	Progressive	737,113

29,504	ProLogis - REIT ▼	878,039

29,506	Prudential Financial	1,599,225

8,976	Public Storage - REIT ▼	1,158,354

76,423	Regions Financial	300,342

18,813	Simon Property Group - REIT ▼	2,416,343

31,224	SLM	426,832

30,600	State Street ▼	1,235,934

32,594	SunTrust Banks	643,080

15,564	T. Rowe Price Group ▼	822,402

6,210	Torchmark	254,175

25,421	Travelers	1,483,315

116,621	U.S. Bancorp ▼	2,984,331

18,423	Unum Group	439,204

11,838	Ventas - REIT ▼	658,311

10,519	Vornado Realty Trust - REIT ▼	871,078

320,542	Wells Fargo	8,305,243

19,932	XL Group	433,322

11,189	Zions Bancorporation ▼	194,241
	Total Financials	96,463,024
	Health Care – 10.5%

94,501	Abbott Laboratories	5,090,769

22,639	Aetna	900,127

18,669	Allergan	1,570,436

16,346	AmerisourceBergen ▼	666,917

56,102	Amgen	3,212,962

34,500	Baxter International	1,896,810

13,201	Becton, Dickinson & Company	1,032,714

14,726	Biogen Idec —	1,713,517

97,999	Boston Scientific —	577,214

103,552	Bristol-Myers Squibb ▼	3,271,208

5,261	C.R. Bard	452,183

21,289	Cardinal Health	942,464

13,576	CareFusion —	347,546

27,855	Celgene —	1,805,840

5,616	Cerner ▼ —	356,223

16,403	CIGNA	727,309

9,089	Coventry Health Care —	289,121

29,848	Covidien ▼	1,404,050

5,670	DaVita —	396,900

24	Nuveen Investments

Shares	Description ▲	Value

	Health Care (continued)

8,581	DENTSPLY International ▼	$317,154

3,721	Edwards Lifesciences —	280,638

61,850	Eli Lilly	2,298,346

29,639	Express Scripts ▼ —	1,355,391

16,669	Forest Laboratories —	521,740

46,835	Gilead Sciences —	1,951,146

10,010	Hospira —	314,815

10,129	Humana	859,851

2,521	Intuitive Surgical ▼ —	1,093,761

166,369	Johnson & Johnson ▼	10,712,499

6,146	Laboratory Corporation of America ▼ —	515,342

11,128	Life Technologies —	452,576

14,953	McKesson	1,219,417

23,407	Medco Health Solutions —	1,284,108

64,109	Medtronic	2,227,147

187,037	Merck	6,452,777

24,596	Mylan —	481,344

5,681	Patterson Companies	178,781

7,501	PerkinElmer	155,046

473,672	Pfizer	9,122,922

9,609	Quest Diagnostics ▼	536,182

20,004	St. Jude Medical	780,156

20,039	Stryker ▼	960,068

31,365	Tenet Healthcare ▼ —	148,356

24,341	Thermo Fisher Scientific —	1,223,622

65,334	UnitedHealth Group	3,135,379

7,114	Varian Medical Systems ▼ —	417,734

8,528	Watson Pharmaceuticals ▼ —	572,740

21,896	WellPoint	1,508,634

11,564	Zimmer Holdings ▼ —	608,613
	Total Health Care	78,340,595
	Industrials – 9.8%

43,076	3M ▼	3,403,865

6,432	Avery Dennison ▼	171,091

44,993	Boeing	2,960,089

10,357	C.H. Robinson Worldwide ▼	719,087

39,224	Caterpillar	3,705,100

6,771	Cintas	202,385

66,495	CSX	1,476,854

11,821	Cummins	1,175,362

34,933	Danaher	1,689,011

25,130	Deere & Company ▼	1,907,367

11,294	Dover ▼	627,156

2,987	Dun & Bradstreet	199,711

20,709	Eaton	928,177

Nuveen Investments	25

Portfolio of Investments

Nuveen Equity Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Industrials (continued)

45,212	Emerson Electric ▼	$2,175,602

7,432	Equifax	261,234

12,876	Expeditors International of Washington	587,146

17,918	Fastenal	682,497

19,247	FedEx	1,574,982

3,482	First Solar ▼ —	173,299

3,384	Flowserve ▼	313,663

10,552	Fluor	599,881

21,964	General Dynamics	1,409,869

643,555	General Electric	10,753,803

7,590	Goodrich	930,762

47,502	Honeywell International	2,489,105

29,835	Illinois Tool Works ▼	1,450,876

20,093	Ingersoll-Rand ▼	625,495

12,923	Iron Mountain ▼	399,708

11,249	ITT	512,954

7,744	Jacobs Engineering Group ▼ —	300,467

6,752	Joy Global	588,774

6,398	L-3 Communications Holdings ▼	433,656

16,708	Lockheed Martin ▼	1,268,137

21,728	Masco	208,589

7,842	Monster Worldwide ▼ —	72,382

21,113	Norfolk Southern	1,562,151

16,881	Northrop Grumman ▼	974,878

22,190	Paccar	959,496

7,061	Pall ▼	361,311

9,413	Parker Hannifin	767,630

12,272	Pitney Bowes ▼	250,103

8,743	Precision Castparts ▼	1,426,420

12,884	Quanta Services ▼ —	269,147

12,242	R.R. Donnelley & Sons	199,545

21,468	Raytheon	948,671

19,430	Republic Services	552,978

8,795	Robert Half International ▼	232,452

8,694	Rockwell Automation ▼	588,149

9,330	Rockwell Collins	520,894

6,149	Roper Industries ▼	498,684

3,104	Ryder System ▼	158,118

3,532	Snap-On ▼	189,562

48,554	Southwest Airlines	415,137

5,228	Stericycle ▼ —	436,956

16,837	Textron ▼	326,975

28,191	Tyco International	1,284,100

29,632	Union Pacific	2,950,458

59,545	United Parcel Service, Class B ▼	4,182,441

26	Nuveen Investments

Shares	Description ▲	Value

	Industrials (continued)

55,168	United Technologies	$4,302,000

3,732	W.W. Grainger	639,329

28,658	Waste Management ▼	943,709
	Total Industrials	72,919,430
	Information Technology – 18.5%

35,562	Accenture, Class A	2,142,966

29,983	Adobe Systems —	881,800

35,256	Advanced Micro Devices ▼ —	205,542

21,080	Agilent Technologies —	781,436

11,194	Akamai Technologies —	301,566

19,671	Altera	745,924

10,319	Amphenol, Class A	490,049

18,963	Analog Devices ▼	693,477

56,284	Apple —	22,782,638

79,988	Applied Materials	985,452

14,810	Autodesk —	512,426

30,352	Automatic Data Processing	1,588,320

10,888	BMC Software —	378,467

29,232	Broadcom, Class A	1,054,983

22,981	CA ▼	497,768

333,921	Cisco Systems	6,187,556

11,431	Citrix Systems —	832,520

19,516	Cognizant Technology Solutions, Class A —	1,419,789

9,414	Computer Sciences ▼	296,164

13,271	Compuware —	112,140

95,385	Corning	1,363,051

94,148	Dell —	1,488,480

69,629	eBay —	2,216,291

21,328	Electronic Arts —	498,009

125,365	EMC ▼ —	3,072,696

4,970	F5 Networks —	516,632

10,191	Fidelity National Information Services	266,800

8,594	Fiserv —	505,929

10,243	FLIR Systems	269,391

15,291	Google, Class A —	9,062,058

7,298	Harris ▼	275,500

125,924	Hewlett-Packard	3,350,838

72,506	IBM	13,386,783

318,792	Intel	7,823,157

17,551	Intuit —	941,962

12,605	Jabil Circuit ▼	259,159

14,561	JDS Uniphase —	174,732

32,358	Juniper Networks —	791,800

10,139	KLA-Tencor	477,446

4,151	Lexmark International, Class A —	131,587

Nuveen Investments	27

Portfolio of Investments

Nuveen Equity Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Information Technology (continued)

13,836	Linear Technology	$447,041

38,819	LSI Logic —	242,619

6,545	MasterCard, Class A	2,272,686

13,989	MEMC Electronic Materials —	83,794

11,571	Microchip Technology ▼	418,407

55,251	Micron Technology ▼ —	308,853

452,698	Microsoft	12,055,348

8,304	Molex ▼	205,026

15,880	Motorola Mobility Holdings —	617,414

18,332	Motorola Solutions	859,954

22,366	NetApp ▼ —	916,111

4,227	Novellus Systems —	146,043

36,653	NVIDIA —	542,464

239,874	Oracle	7,860,671

22,005	Paychex	641,226

101,978	QUALCOMM	5,262,065

12,383	Red Hat ▼ —	614,816

16,769	SAIC —	208,439

8,063	Salesforce.com ▼ —	1,073,750

14,523	SanDisk ▼ —	735,880

45,517	Symantec —	774,244

20,585	TE Connectivity	731,797

20,516	Tellabs	88,834

12,005	Teradata —	716,218

11,882	Teradyne —	170,150

70,140	Texas Instruments	2,155,402

10,682	Total System Services	212,465

10,102	VeriSign ▼	324,173

30,728	Visa, Class A ▼	2,865,694

5,878	Waters —	470,945

14,900	Western Digital —	396,936

38,109	Western Union	665,764

85,205	Xerox	696,977

16,097	Xilinx	538,606

76,654	Yahoo! —	1,198,869
	Total Information Technology	137,282,965
	Materials – 3.4%

12,939	Air Products & Chemicals ▼	1,114,565

4,409	Airgas	304,001

7,073	AK Steel ▼	58,918

64,607	Alcoa	695,171

6,455	Allegheny Technologies	299,512

9,930	Ball	343,281

5,930	Bemis	166,692

4,357	CF Industries Holdings	707,010

8,865	Cliffs Natural Resources ▼	604,770

28	Nuveen Investments

Shares	Description ▲	Value

	Materials (continued)

71,713	Dow Chemical	$1,999,358

56,613	E.I. Du Pont de Nemours ▼	2,721,387

8,523	Eastman Chemical ▼	334,869

14,082	Ecolab ▼	758,175

4,601	FMC ▼	362,973

57,546	Freeport-McMoRan Copper & Gold	2,316,803

5,157	International Flavors & Fragrances ▼	312,308

26,537	International Paper	735,076

10,362	MeadWestvaco	289,203

32,465	Monsanto	2,361,829

14,401	Mosaic	843,323

30,066	Newmont Mining	2,009,311

19,215	Nucor ▼	725,943

9,968	Owens-Illinois —	200,157

9,563	PPG Industries	826,339

18,344	Praxair	1,865,034

9,788	Sealed Air ▼	174,226

7,411	Sigma-Aldrich ▼	485,272

5,075	Titanium Metals	85,006

8,742	United States Steel	221,697

7,846	Vulcan Materials ▼	245,501

33,677	Weyerhaeuser	605,512
	Total Materials	24,773,222
	Telecommunication Services – 2.8%

24,026	American Tower, Class A —	1,323,832

359,771	AT&T ▼	10,544,889

38,254	CenturyTel	1,348,836

60,421	Frontier Communications ▼	378,235

17,652	MetroPCS Communications —	150,042

181,794	Sprint Nextel ▼ —	467,211

171,847	Verizon Communications ▼	6,354,902

30,961	Windstream ▼	376,795
	Total Telecommunication Services	20,944,742
	Utilities – 3.5%

39,901	AES —	447,689

14,671	Ameren	467,711

29,279	American Electric Power	1,150,079

27,733	CenterPoint Energy	577,956

18,300	CMS Energy	381,006

17,781	Consolidated Edison ▼	1,028,986

12,779	Constellation Energy Group	507,326

34,557	Dominion Resources	1,782,797

10,281	DTE Energy	535,743

80,855	Duke Energy ▼	1,651,059

19,780	Edison International	803,068

Nuveen Investments	29

Portfolio of Investments

Nuveen Equity Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Utilities (continued)

10,733	Entergy	$742,402

9,074	EQT	576,199

40,232	Exelon ▼	1,785,898

25,390	FirstEnergy	1,141,534

4,730	Integrys Energy Group	250,264

25,641	NextEra Energy	1,446,152

2,765	Nicor ▼	155,531

17,036	NiSource	376,325

10,739	Northeast Utilities	371,247

14,647	NRG Energy ▼ —	313,739

3,934	ONEOK	299,181

13,744	Pepco Holdings	272,131

24,420	PG&E	1,047,618

6,624	Pinnacle West Capital	301,922

32,629	PPL ▼	958,314

17,886	Progress Energy	931,861

30,713	Public Service Enterprise Group	1,035,028

6,971	SCANA ▼	294,734

14,543	Sempra Energy	781,395

52,068	Southern	2,249,339

13,096	TECO Energy	243,193

14,190	Wisconsin Energy	460,182

29,417	Xcel Energy	760,429
	Total Utilities	26,128,038
	Total Common Stocks (cost $417,582,423)	692,975,881

Shares	Description ▲	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING

	Money Market Funds – 25.7%

190,918,082	Mount Vernon Securities Lending Prime Portfolio, 0.200% Ω †	$190,918,082
	Total Investments Purchased With Collateral From Securities Lending (cost $190,918,082)	190,918,082

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 7.0%

	Money Market Funds – 6.2%

45,702,721	First American Treasury Obligations Fund, Class Z, 0.000% Ω	$45,702,721
	U.S. Treasury Bills – 0.8%

	U.S. Treasury Bill

$6,400	0.022%, 03/01/2012 ☐	6,399,526
	Total Short-Term Investments (cost $52,102,291)	52,102,247
	Total Investments (cost $660,602,796) – 126.0%	935,996,210
	Other Assets Less Liabilities – (26.0)% ¯	(193,087,909)
	Net Assets – 100.0%	$742,908,301

30	Nuveen Investments

Investments in Derivatives at October 31, 2011:

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Long	161	12/11	$50,284,325	$1,260,193

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is the annualized effective yield as of October 31, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

¯	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at October 31 2011.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	31

Portfolio of Investments

Nuveen Mid Cap Index Fund

(formerly known as First American Mid Cap Index Fund)

October 31, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 91.4%

	Consumer Discretionary – 13.0%

12,253	99 Cents Only Stores — ▼	$267,115

20,392	Aaron’s ▼	545,690

19,243	Advance Auto Parts	1,252,142

20,931	Aeropostale — ▼	285,917

14,860	Amc Networks —	484,733

49,563	American Eagle Outfitters	650,762

10,543	American Greetings, Class A ▼	168,793

14,041	Ann — ▼	374,052

17,811	Ascena Retail Group — ▼	514,738

12,138	Bally Technologies — ▼	440,245

10,610	Barnes & Noble ▼	130,185

7,630	Bob Evans Farms	251,027

28,417	BorgWarner — ▼	2,173,616

22,476	Brinker International	514,700

15,943	Career Education — ▼	257,161

15,087	Cheesecake Factory — ▼	422,285

44,713	Chico’s FAS ▼	552,653

15,594	Collective Brands — ▼	227,828

9,986	Deckers Outdoor —	1,150,787

24,966	Dick’s Sporting Goods —	975,921

31,632	Dollar Tree —	2,529,295

18,221	DreamWorks Animation, Class A — ▼	338,000

39,656	Foot Locker ▼	866,880

13,742	Fossil —	1,424,496

37,105	Gentex ▼	1,117,603

17,319	Guess?	571,354

25,183	Hanesbrands —	664,076

7,378	International Speedway, Class A	176,039

5,254	ITT Educational Services — ▼	325,538

14,919	J. Crew Group Escrow —	—

12,316	John Wiley & Sons, Class A	585,749

18,719	KB HOME ▼	130,471

15,174	Lamar Advertising, Class A — ▼	341,263

10,615	Life Time Fitness — ▼	457,825

37,962	LKQ —	1,107,731

9,734	M.D.C. Holdings ▼	218,042

7,579	Matthews International, Class A	266,326

9,683	Meredith ▼	259,795

14,796	Mohawk Industries — ▼	779,009

31,345	New York Times, Class A — ▼	238,849

1,395	NVR — ▼	896,636

72,601	Office Depot —	166,256

7,637	Panera Bread, Class A — ▼	1,020,991

32	Nuveen Investments

Shares	Description ▲	Value

	Consumer Discretionary (continued)

29,246	PetSmart	$1,373,100

17,922	Polaris Industries	1,135,180

17,514	PVH ▼	1,303,217

25,869	RadioShack ▼	308,100

14,967	Regis ▼	244,860

15,991	Rent-A-Center	546,093

11,514	Ryland Group ▼	155,439

41,481	Saks — ▼	438,454

6,531	Scholastic ▼	175,357

15,977	Scientific Games, Class A —	138,840

61,444	Service International	614,440

17,514	Sotheby’s Holdings, Class A	616,843

3,114	Strayer Education ▼	265,344

11,582	Thor Industries ▼	306,228

38,132	Toll Brothers — ▼	665,022

18,512	Tractor Supply ▼	1,313,241

15,813	Tupperware	894,067

9,489	Under Armour, Class A —	800,967

12,327	Valassis Communications — ▼	240,746

11,147	Warnaco Group — ▼	547,318

78,053	Wendy’s/Arby’s Group, Class A	394,948

27,097	Williams-Sonoma	1,017,221

14,503	WMS Industries —	317,761
	Total Consumer Discretionary	39,935,360
	Consumer Staples – 3.9%

37,220	Church & Dwight	1,644,380

19,894	Corn Products International	964,859

17,785	Energizer Holdings —	1,312,355

29,354	Flowers Foods ▼	592,657

33,340	Green Mountain Coffee Roasters — ▼	2,167,767

19,983	Hansen Natural —	1,780,285

4,973	Lancaster Colony ▼	330,804

14,293	Ralcorp Holdings —	1,155,446

12,742	Ruddick	556,953

42,781	Smithfield Foods —	977,974

6,451	Tootsie Roll Industries ▼	159,791

5,796	Universal ▼	248,185
	Total Consumer Staples	11,891,456
	Energy – 5.9%

55,242	Arch Coal	1,006,509

14,645	Atwood Oceanics —	625,927

12,326	Bill Barrett — ▼	512,762

5,165	CARBO Ceramics ▼	701,665

22,184	Cimarex Energy ▼	1,419,776

12,352	Comstock Resources — ▼	225,301

Nuveen Investments	33

Portfolio of Investments

Nuveen Mid Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Energy (continued)

20,687	Dresser-Rand Group — ▼	$1,001,251

8,932	Dril-Quip — ▼	581,473

16,575	Exterran Holdings — ▼	157,463

29,650	Forest Oil —	345,719

27,467	Helix Energy Solutions Group —	496,054

54,118	HollyFrontier	1,660,881

16,368	Northern Oil & Gas — ▼	395,615

28,137	Oceaneering International ▼	1,176,971

13,307	Oil States International —	926,300

23,677	Patriot Coal — ▼	297,383

40,354	Patterson-UTI Energy	819,993

36,554	Plains Exploration & Production —	1,151,451

31,054	Quicksilver Resources — ▼	239,116

16,524	SM Energy	1,370,005

32,342	Southern Union	1,359,334

20,694	Superior Energy Services — ▼	581,915

13,453	Tidewater ▼	662,291

10,738	Unit —	526,806
	Total Energy	18,241,961
	Financials – 17.6%

13,496	Affiliated Managers Group —	1,249,865

16,057	Alexandria Real Estate Equities - REIT ▼	1,061,207

18,026	American Campus Communities - REIT ▼	701,752

20,327	American Financial Group	728,316

50,289	Apollo Investment	416,393

29,174	Arthur J. Gallagher	901,477

18,365	Aspen Insurance Holdings ▼	486,489

44,954	Associated Banc ▼	501,237

21,717	Astoria Financial ▼	180,251

18,831	BancorpSouth ▼	183,979

12,215	Bank of Hawaii ▼	515,839

19,376	BRE Properties - REIT ▼	971,125

29,906	Brown & Brown	660,325

18,453	Camden Property Trust - REIT ▼	1,118,990

20,387	Cathay General Bancorp ▼	285,214

12,136	City National ▼	514,809

19,693	Commerce Bancshares	764,088

18,644	Corporate Office Properties Trust - REIT ▼	452,117

26,401	Cousins Properties - REIT ▼	173,191

15,878	Cullen/Frost Bankers ▼	778,657

65,536	Duke Realty - REIT ▼	804,782

38,607	East West Bancorp	751,678

30,418	Eaton Vance ▼	799,689

15,457	Equity One - REIT	265,088

8,483	Essex Property Trust - REIT ▼	1,211,033

34	Nuveen Investments

Shares	Description ▲	Value

	Financials (continued)

13,905	Everest Re Group	$1,250,338

16,282	Federal Realty Investment Trust - REIT ▼	1,445,190

57,941	Fidelity National Financial, Class A	894,609

27,312	First American Financial ▼	327,744

75,798	First Niagara Financial Group ▼	696,584

28,320	FirstMerit ▼	396,764

51,797	Fulton Financial ▼	488,964

7,551	Greenhill & Company ▼	285,277

21,958	Hancock Holding ▼	665,327

11,787	Hanover Insurance Group	449,792

28,926	HCC Insurance Holdings ▼	769,721

18,769	Highwoods Properties - REIT ▼	581,464

12,189	Home Properties - REIT ▼	717,932

32,007	Hospitality Properties Trust - REIT	769,128

13,830	International Bancshares ▼	250,600

38,258	Jefferies Group	507,301

11,261	Jones Lang LaSalle	727,686

13,013	Kemper	349,920

29,986	Liberty Property Trust - REIT ▼	959,552

34,200	Macerich - REIT ▼	1,701,792

22,568	Mack-Cali Realty - REIT ▼	633,258

9,381	Mercury General	406,197

31,232	MSCI, Class A — ▼	1,042,836

113,406	New York Community Bancorp ▼	1,509,434

66,206	Old Republic International ▼	585,261

26,729	OMEGA Healthcare Investors - REIT ▼	474,707

10,419	Potlatch - REIT	338,409

12,156	Prosperity Bancshares ▼	467,884

21,961	Protective Life	408,475

26,589	Raymond James Financial	807,508

31,583	Rayonier - REIT	1,317,959

32,891	Realty Income - REIT ▼	1,098,888

23,309	Regency Centers - REIT ▼	954,737

19,676	Reinsurance Group of America	1,027,677

38,815	SEI Investments	628,415

41,236	Senior Housing Properties Trust - REIT ▼	925,336

22,158	SL Green Realty - REIT ▼	1,528,680

11,567	StanCorp Financial Group	392,584

11,206	SVB Financial Group — ▼	514,804

205,064	Synovus Financial ▼	307,596

15,009	Taubman Centers - REIT	919,001

41,389	TCF Financial ▼	440,379

16,200	Transatlantic Holdings	843,048

16,624	Trustmark ▼	368,055

56,798	UDR - REIT	1,415,974

Nuveen Investments	35

Portfolio of Investments

Nuveen Mid Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Financials (continued)

44,073	Valley National Bancorp ▼	$528,876

29,427	W.R. Berkley ▼	1,024,354

22,315	Waddell & Reed Financial, Class A ▼	618,795

27,852	Washington Federal	380,180

19,019	Webster Financial ▼	373,533

31,328	Weingarten Realty Investors - REIT ▼	727,123

7,395	Westamerica Bancorporation ▼	331,444
	Total Financials	54,054,683
	Health Care – 10.0%

48,730	Allscripts Healthcare Solutions —	933,179

12,871	AMERIGROUP —	716,014

5,092	Bio-Rad Laboratories, Class A —	506,909

12,929	Catalyst Health Solutions — ▼	710,707

13,314	Charles River Laboratories International —	429,776

24,165	Community Health Systems —	422,404

12,375	Cooper	857,587

15,749	Covance —	798,947

29,684	Endo Pharmaceuticals Holdings —	959,090

12,491	Gen-Probe —	750,709

65,877	Health Management Associates, Class A —	577,083

23,493	Health Net —	652,870

23,960	Henry Schein — ▼	1,660,907

16,373	Hill-Rom Holdings	551,279

67,960	Hologic —	1,095,515

14,737	IDEXX Laboratories — ▼	1,060,917

16,151	Kinetic Concepts —	1,104,567

13,481	LifePoint Hospitals —	521,175

23,979	Lincare Holdings ▼	564,705

15,538	Masimo ▼	321,326

16,426	Medicis Pharmaceutical, Class A ▼	628,952

12,643	MEDNAX —	831,909

8,170	Mettler-Toledo International —	1,254,912

30,024	Omnicare ▼	895,316

16,531	Owens & Minor ▼	494,608

24,059	Perrigo ▼	2,172,047

29,528	Pharmaceutical Product Development	974,129

39,285	Residential Medical — ▼	1,111,765

15,365	STERIS ▼	476,008

9,476	Techne ▼	651,949

10,547	Teleflex	631,343

15,489	Thoratec — ▼	565,503

13,455	United Therapeutics —	588,387

25,349	Universal Health Services	1,013,200

22,450	VCA Antech —	456,184

53,948	Vertex Pharmaceuticals — ▼	2,135,801

11,075	WellCare Health Plans —	542,786
	Total Health Care	30,620,465

36	Nuveen Investments

Shares	Description ▲	Value

	Industrials – 14.0%

11,235	Acuity Brands ▼	$520,181

30,967	AECOM Technology —	647,830

25,011	AGCO —	1,096,232

9,282	Alaska Air Group — ▼	617,531

10,809	Alexander & Baldwin	448,682

8,541	Alliant Techsystems	496,061

41,864	AMETEK	1,654,465

26,744	BE Aerospace —	1,009,051

12,131	Brinks ▼	337,120

15,971	Carlisle Companies	666,310

12,232	Clean Harbors — ▼	712,759

14,407	Con-way	424,574

14,699	Copart —	640,141

8,959	Corporate Executive Board	327,810

27,786	Corrections Corporation of America —	617,683

12,643	Crane	557,683

13,221	Deluxe	312,280

19,364	Donaldson	1,240,264

7,936	Esterline Technologies —	443,622

40,057	Fortune Brands Home & Security —	582,028

11,021	FTI Consulting — ▼	434,338

13,566	Gardner Denver	1,049,059

11,999	GATX	455,722

13,525	General Cable —	379,241

15,775	Graco	677,379

9,023	Granite Construction ▼	203,018

20,925	Harsco	482,321

15,071	Herman Miller	311,216

11,609	HNI ▼	279,196

15,461	Hubbell, Class B	924,413

12,652	Huntington Ingalls Industries — ▼	373,234

21,454	IDEX	760,544

23,995	J.B. Hunt Transport Services	1,015,228

52,915	JetBlue Airways — ▼	237,059

28,470	Kansas City Southern — ▼	1,798,450

39,092	KBR	1,091,058

21,072	Kennametal ▼	819,490

14,427	Kirby —	887,838

12,206	Korn/Ferry International —	194,930

12,371	Landstar System	552,118

13,772	Lennox International	443,321

21,830	Lincoln Electric Holdings	794,612

21,240	Manpower	916,294

7,976	Mine Safety Appliances	267,595

12,105	MSC Industrial Direct, Class A ▼	823,261

Nuveen Investments	37

Portfolio of Investments

Nuveen Mid Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Industrials (continued)

17,174	Nordson	$796,358

23,640	Oshkosh — ▼	493,130

24,775	Pentair ▼	890,661

10,765	Regal-Beloit	571,944

16,321	Rollins	355,471

18,730	Shaw Group —	435,660

13,250	SPX	723,583

28,415	Terex — ▼	472,826

13,622	Thomas & Betts —	676,877

21,883	Timken	921,712

13,639	Towers Watson, Class A	896,082

20,783	Trinity Industries	566,752

9,919	Triumph Group ▼	576,294

16,239	United Rentals — ▼	380,155

20,638	URS —	736,777

26,642	UTi Worldwide	389,240

5,825	Valmont Industries	499,494

29,305	Waste Connections	997,835

7,053	Watsco ▼	434,888

11,435	Werner Enterprises ▼	271,010

12,510	Westinghouse Air Brake Technologies	840,422

15,521	Woodward Governor	525,851
	Total Industrials	42,976,264
	Information Technology – 14.8%

8,376	ACI Worldwide — ▼	256,892

21,136	Acxiom —	278,784

16,705	ADTRAN ▼	561,288

8,540	Advent Software — ▼	233,996

13,200	Alliance Data Systems — ▼	1,352,208

23,912	ANSYS — ▼	1,299,856

27,730	AOL — ▼	391,548

29,793	Arrow Electronics —	1,074,038

120,695	Atmel —	1,274,539

39,616	Avnet —	1,200,761

31,547	Broadridge Financial Solutions	701,921

69,766	Cadence Design Systems — ▼	772,310

25,118	Ciena — ▼	331,055

12,038	Concur Technologies — ▼	560,008

31,112	Convergys —	332,898

27,587	CoreLogic —	335,734

29,997	Cree — ▼	799,120

41,576	Cypress Semiconductor ▼	794,517

16,565	Diebold	534,718

10,254	Digital River —	187,956

9,170	DST Systems ▼	460,242

38	Nuveen Investments

Shares	Description ▲	Value

	Information Technology (continued)

12,194	Equinix —	$1,170,746

11,882	FactSet Research Systems ▼	1,181,308

10,086	Fair Isaac	275,852

33,102	Fairchild Semiconductor International — ▼	495,537

25,026	Gartner, Class A —	964,002

20,827	Global Payments	956,376

27,657	Informatica —	1,258,393

40,267	Ingram Micro, Class A —	719,974

37,896	Integrated Device Technology — ▼	230,408

17,565	International Rectifier — ▼	426,654

32,633	Intersil, Class A ▼	390,617

10,551	Itron —	388,171

22,398	Jack Henry & Associates ▼	725,919

32,091	Lam Research —	1,379,592

22,372	Lender Processing Services ▼	392,629

5,701	ManTech International	200,276

27,611	Mentor Graphics —	313,661

20,948	MICROS Systems —	1,031,061

23,981	National Instruments	640,533

40,781	NCR —	776,470

18,578	NeuStar, Class A — ▼	590,595

30,447	Parametric Technology —	634,211

12,303	Plantronics ▼	411,043

45,855	Polycom — ▼	757,983

26,947	QLogic —	376,450

15,287	Quest Software — ▼	268,898

26,710	Rackspace Hosting — ▼	1,105,527

71,649	RF Micro Devices — ▼	525,904

40,289	Riverbed Technology — ▼	1,111,171

28,574	Rovi — ▼	1,415,556

16,948	Semtech —	413,870

11,474	Silicon Laboratories — ▼	490,513

48,293	Skyworks Solutions —	956,684

18,367	Solera Holdings	1,003,389

36,780	Synopsys — ▼	986,072

11,737	Tech Data —	577,226

42,179	TIBCO Software — ▼	1,218,551

31,837	Trimble Navigation —	1,286,533

20,978	ValueClick —	369,213

19,551	Varian Semiconductor Equipment Associates —	1,227,216

26,892	VeriFone Systems — ▼	1,135,111

41,607	Vishay Intertechnology — ▼	447,275

13,701	Zebra Technologies, Class A —	489,674
	Total Information Technology	45,451,233

Nuveen Investments	39

Portfolio of Investments

Nuveen Mid Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Materials – 5.9%

23,785	Albemarle	$1,267,503

17,275	AptarGroup	828,682

20,227	Ashland	1,071,222

16,957	Cabot Microelectronics	511,762

11,450	Carpenter Technology ▼	649,444

29,893	Commercial Metals	371,570

8,530	Compass Minerals International ▼	648,877

12,856	Cytec Industries	574,277

10,391	Domtar	851,127

7,848	Greif, Class A	351,433

13,647	Intrepid Potash — ▼	379,796

34,260	Louisiana-Pacific —	227,829

11,843	Martin Marietta Materials ▼	854,709

4,687	Minerals Technologies	257,035

2,834	NewMarket ▼	550,193

20,788	Olin	392,062

25,854	Packaging Corporation of America	674,272

19,413	Reliance Steel & Aluminum ▼	857,860

18,461	Rock-Tenn, Class A	1,092,707

33,994	RPM International	763,845

11,570	Scotts Miracle-Gro, Class A ▼	561,261

12,907	Sensient Technologies	477,043

12,911	Silgan Holdings	484,679

25,899	Sonoco Products	812,970

56,692	Steel Dynamics	708,083

28,168	Temple-Inland	896,024

24,235	Valspar	845,074

14,007	Worthington Industries ▼	242,041
	Total Materials	18,203,380
	Telecommunication Services – 0.4%

23,841	Telephone & Data Systems ▼	552,634

39,072	tw telecom —	722,832
	Total Telecommunication Services	1,275,466
	Utilities – 5.9%

20,341	AGL Resources	853,102

28,773	Alliant Energy	1,173,363

35,883	Aqua America ▼	796,244

23,406	Atmos Energy	803,294

10,225	Black Hills ▼	344,685

15,830	Cleco ▼	583,652

30,579	DPL	928,073

18,686	Energen	916,735

35,260	Great Plains Energy	731,292

24,856	Hawaiian Electric Industries ▼	629,602

12,888	IDACORP	520,417

40	Nuveen Investments

Shares	Description ▲	Value

	Utilities (continued)

48,945	MDU Resources Group	$1,008,756

21,447	National Fuel Gas	1,314,487

26,855	NSTAR	1,210,892

61,181	NV Energy	981,343

25,401	OGE Energy	1,314,248

22,471	PNM Resources	404,029

44,956	Questar	866,302

28,679	UGI	822,227

21,202	Vectren	601,713

30,025	Westar Energy ▼	818,481

13,301	WGL Holdings	569,416
	Total Utilities	18,192,353
	Total Common Stocks (cost $248,438,392)	280,842,621

Shares	Description ▲	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING

	Money Market Funds – 31.3%

96,166,674	Mount Vernon Securities Lending Prime Portfolio, 0.200% Ω †	$96,166,674
	Total Investments Purchased With Collateral From Securities Lending (cost $96,166,674)	96,166,674

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 8.7%

	Money Market Funds – 8.0%

24,620,291	First American Treasury Obligations Fund, Class Z, 0.000% Ω	$24,620,291
	U.S. Treasury Obligations – 0.7%

	U.S. Treasury Bill

$2,150	0.022%, 03/01/2012 ☐	2,149,841
	Total Short-Term Investments (cost $26,770,146)	26,770,132
	Total Investments (cost $371,375,212) – 131.4%	403,779,427
	Other Assets Less Liabilities – (31.4)% ¯	(96,387,390)
	Net Assets – 100.0%	$307,392,037

Investments in Derivatives at October 31, 2011:

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
S&P Mid Cap 400 E-Mini Index	Long	293	12/11	$25,962,730	$1,506,270

Nuveen Investments	41

Portfolio of Investments

Nuveen Mid Cap Index Fund (continued)

October 31, 2011

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, Investment categorized as Level 3. See Notes to Financial Statements Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is the annualized effective yield as of October 31, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

¯	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at October 31 2011.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

42	Nuveen Investments

Portfolio of Investments

Nuveen Small Cap Index Fund

(formerly known as First American Small Cap Index Fund)

October 31, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 90.7%

	Consumer Discretionary – 12.2%

1,466	1-800-Flowers.com, Class A —	$4,178

2,793	99 Cents Only Stores —	60,887

4,812	Aeropostale — ▼	65,732

1,504	AFC Enterprises —	20,620

1,068	AH Belo, Class A	5,340

1,074	Ambassadors Group	5,327

3,981	American Axle & Manufacturing Holdings —	38,576

2,372	American Greetings, Class A ▼	37,976

1,067	American Public Education — ▼	38,209

530	America’s Car-Mart — ▼	17,691

1,317	Amerigon — ▼	20,203

1,921	Ameristar Casinos ▼	35,538

3,103	Ann — ▼	82,664

1,617	Arbitron	64,243

720	Arctic Cat — ▼	14,623

1,723	Asbury Automotive Group —	32,134

3,745	Ascena Retail Group — ▼	108,231

859	Ascent Media —	39,076

1,218	Audiovox —	8,660

1,732	Barnes & Noble ▼	21,252

7,218	Beazer Homes USA — ▼	15,519

2,254	Bebe Stores	16,184

5,520	Belo, Class A —	34,997

771	Benihana —	7,432

1,341	Big 5 Sporting Goods	10,366

71	Biglari Holdings —	24,504

1,433	BJ’s Restaurants — ▼	75,849

766	Black Diamond —	6,611

766	Blue Nile — ▼	34,570

301	Blyth	16,805

1,754	Bob Evans Farms	57,707

681	Body Central —	14,301

715	Bon-Ton Stores ▼	3,775

3,265	Boyd Gaming — ▼	21,157

1,148	Bravo Brio Restaurant Group —	22,306

1,157	Bridgepoint Education — ▼	25,072

2,602	Brown Shoe ▼	23,184

5,308	Brunswick ▼	93,739

1,605	Buckle ▼	71,519

1,093	Buffalo Wild Wings — ▼	72,378

963	Build-A-Bear Workshop —	6,308

2,579	Cabela’s — ▼	64,269

3,854	Callaway Golf ▼	22,392

Nuveen Investments	43

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Consumer Discretionary (continued)

984	Cambium Learning Group —	$3,247

938	Capella Education —	32,652

748	Caribou Coffee — ▼	10,210

750	Carrols Restaurant Group —	7,005

2,931	Carters — ▼	111,642

2,473	Casual Male Retail Group —	10,263

1,601	Cato, Class A	41,034

401	Cavco Industries —	18,057

1,183	CEC Entertainment —	37,406

2,183	Central European Media Enterprises, Class A — ▼	24,100

6,929	Charming Shoppes — ▼	24,044

3,442	Cheesecake Factory — ▼	96,342

507	Cherokee	6,662

1,509	Children’s Place Retail Stores — ▼	70,848

2,187	Christopher & Banks	7,283

738	Churchill Downs	35,476

5,540	Cinemark Holdings ▼	114,512

896	Citi Trends —	11,101

1,869	Coinstar — ▼	89,226

3,624	Coldwater Creek —	3,805

3,669	Collective Brands — ▼	53,604

723	Columbia Sportswear ▼	38,854

851	Conn’s —	7,838

3,702	Cooper Tire & Rubber	53,050

669	Core-Mark Holding —	22,405

4,646	Corinthian Colleges — ▼	8,874

1,099	Cost Plus —	8,671

1,369	Cracker Barrel Old Country Store	58,032

5,098	Crocs —	90,082

2,019	Crown Media Holdings, Class A — ▼	3,190

484	CSS Industries	10,203

2,244	Cumulus Media, Class A — ▼	6,754

9,036	Dana Holding — ▼	127,770

410	Delta Apparel —	7,384

5,888	Denny’s —	21,197

574	Destination Maternity —	9,511

922	DineEquity — ▼	43,297

1,827	Dolan Media —	15,986

3,681	Domino’s Pizza — ▼	117,902

692	Dorman Products —	26,372

1,146	Drew Industries — ▼	27,538

1,971	E.W. Scripps, Class A — ▼	16,438

15,944	Eastman Kodak ▼	17,698

331	Einstein Noah Restaurant Group —	4,872

1,396	Entercom Communications —	9,158

44	Nuveen Investments

Shares	Description ▲	Value

	Consumer Discretionary (continued)

5,784	Entravision Communications —	$9,544

1,439	Ethan Allen Interiors ▼	28,492

4,738	Exide Technologies —	21,321

3,294	Express ▼	74,411

3,089	Finish Line, Class A	62,089

510	Fisher Communications —	14,810

544	Francesca’s Holdings — ▼	13,964

2,274	Fred’s ▼	27,720

992	Fuel Systems Solutions —	23,153

2,621	Furniture Brands International —	5,006

2,124	Gaylord Entertainment — ▼	49,680

254	Geeknet —	4,945

1,412	Genesco —	83,223

984	G-iii Apparel Group —	27,739

660	Global Sources —	4,811

1,361	GNC Holdings — ▼	33,685

309	Gordmans Stores —	4,320

1,838	Grand Canyon Education —	29,978

4,695	Gray Television	8,920

1,431	Group 1 Automotive ▼	65,196

2,561	Harte-Hanks ▼	22,486

1,044	Haverty Furniture —	12,131

1,840	Helen of Troy — ▼	53,231

1,047	hhgregg — ▼	13,349

1,633	Hibbett Sports — ▼	67,263

3,737	Hillenbrand —	78,888

2,589	Hot Topic	19,573

3,622	Hovnanian Enterprises, Class A — ▼	5,216

2,383	HSN —	85,002

4,349	Iconix Brand Group —	78,065

1,187	Interclick —	8,784

1,755	International Speedway, Class A	41,874

2,413	Interval Leisure Group —	33,324

1,417	iRobot — ▼	47,980

1,180	Isle of Capri Casinos —	6,419

2,875	Jack in the Box —	59,168

1,621	JAKKS Pacific —	30,750

3,868	Jamba — ▼	6,576

258	Johnson Outdoors —	4,796

5,213	Jones Group	58,229

1,647	Jos. A. Bank Clothiers — ▼	88,016

2,576	Journal Communications, Class A	9,943

1,550	K12 — ▼	54,327

4,587	KB HOME ▼	31,971

437	Kenneth Cole Productions	4,702

Nuveen Investments	45

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Consumer Discretionary (continued)

993	Kirkland’s — ▼	$11,161

1,812	Knology —	25,966

3,554	Krispy Kreme Doughnuts — ▼	25,091

1,561	K-Swiss, Class A ▼	7,024

3,139	La-Z-Boy	31,892

2,471	LeapFrog Enterprises —	9,217

1,147	Libbey — ▼	14,521

2,521	Life Time Fitness — ▼	108,731

549	Lifetime Brands	6,714

1,706	Lin TV, Class A —	5,323

1,347	Lincoln Educational Services —	12,594

2,609	Lions Gate Entertainment —	21,446

1,315	Lithia Motors ▼	27,050

8,413	Live Nation — ▼	78,998

5,638	Liz Claiborne ▼	45,160

1,089	Luby’s —	5,260

1,358	Lumber Liquidators Holdings — ▼	20,329

2,235	M.D.C. Holdings ▼	50,064

1,116	M/I Homes —	8,337

698	Mac-Gray —	9,688

1,396	Maidenform Brands —	34,314

1,177	Marcus	14,030

704	Marine Products —	3,893

1,384	MarineMax — ▼	11,266

1,615	Martha Stewart Living — ▼	6,250

1,760	Matthews International, Class A	61,846

3,537	McClatchy, Class A — ▼	5,553

905	McCormick & Schmick’s Seafood Restaurants —	6,063

1,495	MDC Partners ▼	25,176

3,068	Men’s Wearhouse	94,740

2,165	Meredith ▼	58,087

1,667	Meritage Homes — ▼	29,589

2,855	Modine Manufacturing —	30,177

703	Monarch Casino & Resort —	7,234

1,817	Monro Muffler Brake ▼	67,393

1,523	Morgans Hotel Group —	9,915

698	Motorcar Parts of America —	6,924

1,031	Movado Group	17,249

1,625	Multimedia Games —	10,741

463	National American Universal Holdings	3,273

3,287	National Cinemedia	39,773

277	National Presto Industries ▼	26,454

1,542	New York & Company —	4,117

8,176	New York Times, Class A — ▼	62,301

635	Nexstar Broadcasting Group —	5,779

46	Nuveen Investments

Shares	Description ▲	Value

	Consumer Discretionary (continued)

1,560	NutriSystem ▼	$19,282

1,081	O’Charleys —	6,713

16,545	Office Depot —	37,888

5,125	OfficeMax — ▼	26,240

1,171	Orbitz Worldwide —	2,213

5,641	Orient-Express Hotels, Class A — ▼	48,118

886	Outdoor Channel Holdings —	6,618

670	Overstock.com — ▼	5,561

765	Oxford Industries ▼	30,217

1,355	P.F. Chang’s China Bistro ▼	42,140

2,744	Pacific Sunwear of California —	3,430

1,141	Papa John’s International — ▼	38,520

752	Peet’s Coffee & Tea — ▼	47,917

2,661	Penske Automotive Group ▼	54,258

3,089	Pep Boys ▼	35,524

772	Perry Ellis International —	19,377

1,252	PetMed Express	12,482

6,342	Pier 1 Imports — ▼	79,338

3,662	Pinnacle Entertainment —	41,454

2,872	Pool ▼	83,920

7,811	Quiksilver —	26,167

502	R.G. Barry —	5,577

577	ReachLocal — ▼	5,776

811	Red Lion Hotels —	5,636

773	Red Robin Gourmet Burgers —	19,379

3,443	Regis ▼	56,327

3,793	Rent-A-Center	129,531

575	Rentrak —	7,855

3,880	Ruby Tuesday —	32,553

871	Rue21 — ▼	23,203

2,098	Ruth’s Hospitality Group — ▼	9,903

2,645	Ryland Group ▼	35,708

208	Saga Communications —	7,800

6,874	Saks — ▼	72,658

1,583	Scholastic ▼	42,504

3,468	Scientific Games, Class A —	30,137

5,616	Sealy —	8,705

3,314	Select Comfort — ▼	68,832

309	Shiloh Industries —	2,441

516	Shoe Carnival —	14,082

3,271	Shuffle Master —	34,705

1,776	Shutterfly — ▼	74,006

3,007	Sinclair Broadcast Group, Class A	28,807

2,412	Six Flags Entertainment ▼	86,591

2,233	Skechers U.S.A., Class A — ▼	31,843

Nuveen Investments	47

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Consumer Discretionary (continued)

573	Skullcandy — ▼	$9,025

389	Skyline	2,630

3,546	Smith & Wesson — ▼	10,496

3,703	Sonic —	27,439

2,366	Sonic Automotive, Class A ▼	34,709

4,026	Sotheby’s Holdings, Class A	141,796

1,978	Spartan Motors	9,692

791	Speedway Motorsports ▼	10,283

2,152	Stage Stores	33,636

1,163	Standard Motor Products	18,085

6,344	Standard-Pacific — ▼	19,286

1,637	Stein Mart	11,868

895	Steiner Leisure — ▼	43,121

386	Steinway Musical Instruments —	9,727

2,256	Steven Madden — ▼	83,246

4,696	Stewart Enterprises, Class A ▼	30,242

1,576	Stoneridge —	12,403

729	Strayer Education ▼	62,118

1,161	Sturm, Ruger & Company	35,202

772	Summer Infant —	6,037

1,578	Summit Hotel Properties - REIT	12,734

1,409	Superior Industries International ▼	25,771

375	SYMS —	2,929

607	Systemax —	9,184

4,166	Talbots ▼	10,957

238	Teavana Holdings — ▼	5,441

3,682	Tenneco — ▼	120,475

3,693	Texas Roadhouse — ▼	52,921

392	Tower International —	4,826

1,186	Town Sports International Holdings —	10,294

1,552	True Religion Apparel — ▼	52,644

2,494	Tuesday Morning — ▼	9,028

868	U.S. Auto Parts Network —	4,861

835	UniFirst	43,712

958	Universal Electronics —	17,809

1,253	Universal Technical Institute —	17,893

2,146	Vail Resorts ▼	95,626

2,928	Valassis Communications — ▼	57,184

78	Value Line ▼	984

2,439	ValueVision Media —	8,000

1,180	Vera Bradley — ▼	53,454

1,479	Vitamin Shoppe — ▼	55,773

2,622	Warnaco Group — ▼	128,740

871	West Marine —	7,917

312	Westwood One — ▼	1,363

48	Nuveen Investments

Shares	Description ▲	Value

	Consumer Discretionary (continued)

5,912	Wet Seal, Class A —	$24,771

424	Weyco Group	10,049

142	Winmark	7,047

1,774	Winnebago Industries — ▼	14,440

2,958	Wolverine World Wide	112,197

1,600	World Wrestling Entertainment ▼	16,816

1,859	Zale — ▼	6,860

1,247	Zumiez — ▼	28,369
	Total Consumer Discretionary	8,849,518
	Consumer Staples – 3.3%

205	Alico	4,668

5,040	Alliance One International —	13,457

1,109	Andersons	40,944

40	Arden Group, Class A	3,628

2,821	B & G Foods	59,862

481	Boston Beer, Class A — ▼	42,559

706	Calavo Growers ▼	15,934

761	Cal-Maine Foods	25,357

2,263	Casey’s General Stores	112,132

4,334	Central European Distribution — ▼	23,404

2,823	Central Garden & Pet, Class A —	24,814

616	Chefs’ Warehouse Holdings — ▼	8,803

2,707	Chiquita Brands International — ▼	24,038

265	Coca-Cola Bottling	14,872

602	Craft Brewers Alliance —	3,943

6,975	Darling International —	97,789

1,313	Diamond Foods ▼	86,330

2,076	Dole Food — ▼	21,964

1,434	Elizabeth Arden — ▼	49,157

339	Farmer Brothers	1,983

1,058	Female Health ▼	4,814

2,112	Fresh Del Monte Produce ▼	53,771

1,677	Fresh Market — ▼	67,080

144	Griffin Land & Nurseries	3,862

2,135	Hain Celestial Group —	71,651

551	Harbinger Group —	2,832

5,422	Heckmann — ▼	32,478

698	Imperial Sugar	4,725

775	Ingles Markets, Class A	11,702

944	Inter Parfums	17,407

802	J&J Snack Foods	41,359

1,082	Lancaster Colony ▼	71,975

263	Lifeway Foods —	2,772

481	Limoneira ▼	8,345

822	Medifast — ▼	13,514

Nuveen Investments	49

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Consumer Staples (continued)

716	MGP Ingredients —	$4,697

700	Nash-Finch	18,424

666	National Beverage —	11,269

647	Natures Sunshine Product	11,232

3,265	Nu Skin Enterprises, Class A	164,980

532	Nutraceutical International —	7,342

313	Oil-Dri Corporation of America	6,276

1,120	Omega Protein — ▼	12,130

1,371	Pantry —	19,386

3,018	Pilgrims Pride — ▼	15,211

2,998	Prestige Brand Holdings —	31,719

1,043	PriceSmart ▼	79,310

862	Primo Water — ▼	5,241

634	Revlon —	9,339

35,129	Rite Aid — ▼	40,750

2,882	Ruddick	125,972

1,299	Sanderson Farms ▼	64,300

716	Schiff Nutrition International —	8,750

550	Seneca Foods — ▼	11,577

3,643	Smart Balance — ▼	23,862

2,733	Snyders-Lance	57,994

1,354	Spartan Stores	23,180

967	Spectrum Brands Holdings —	24,542

6,382	Star Scientific — ▼	18,508

472	Susser Holdings —	10,365

1,097	Synutra International — ▼	7,295

1,375	Tootsie Roll Industries ▼	34,059

2,084	TreeHouse Foods — ▼	127,833

2,884	United Natural Foods —	105,295

1,375	Universal ▼	58,877

399	USANA Health Sciences — ▼	13,805

2,530	Vector Group ▼	44,452

371	Village Super Market	10,522

962	WD-40 Company	42,347

618	Weis Markets	24,442

3,327	Winn Dixie Stores —	21,093
	Total Consumer Staples	2,380,301
	Energy – 6.2%

4,905	Abraxas Petroleum — ▼	19,130

666	Alon USA Energy	5,062

544	Apco Oil & Gas International	45,152

1,337	Approach Resources — ▼	32,636

2,640	ATP Oil & Gas — ▼	27,852

1,437	Basic Energy Services —	26,355

3,073	Berry Petroleum, Class A ▼	106,172

50	Nuveen Investments

Shares	Description ▲	Value

	Energy (continued)

2,814	Bill Barrett —	$117,062

6,086	BPZ Resources — ▼	18,197

2,164	Bristow Group —	107,724

634	C&J Energy Services —	10,689

5,591	Cal Dive International —	12,524

2,331	Callon Petroleum —	10,979

3,395	Camac Energy — ▼	3,768

2,321	Carrizo Oil & Gas — ▼	63,131

4,937	Cheniere Energy — ▼	56,578

358	Clayton Williams Energy — ▼	23,392

2,909	Clean Energy Fuels — ▼	34,384

3,634	Cloud Peak Energy — ▼	83,400

4,705	Complete Production Services —	154,324

2,838	Comstock Resources — ▼	51,765

727	Contango Oil & Gas Company — ▼	46,775

1,263	Crimson Exploration —	3,764

2,383	Crosstex Energy ▼	31,051

5,234	CVR Energy —	129,594

474	Dawson Geophysical — ▼	13,699

731	Delek US Holdings	10,585

3,730	DHT Maritime ▼	5,968

2,048	Dril-Quip — ▼	133,325

1,717	Energy Partners — ▼	24,622

4,490	Energy XXI — ▼	131,871

876	Evolution Petroleum —	6,053

3,811	Exterran Holdings — ▼	36,205

3,073	Frontline ▼	15,980

3,119	FX Energy — ▼	18,464

3,406	Gastar Exploration — ▼	12,602

6,715	General Maritime ▼	1,746

617	Geokinetics —	2,018

1,195	GeoResources — ▼	31,715

349	Gevo — ▼	2,593

1,080	Global Geophysical Services — ▼	10,303

6,083	Global Industries —	48,360

3,575	GMX Resources — ▼	8,938

2,378	Golar LNG ▼	96,143

1,520	Goodrich Petroleum — ▼	24,092

1,236	Green Plains Renewable Energy — ▼	12,929

849	Gulf Island Fabrication	23,645

1,415	Gulfmark Offshore, Class A —	58,850

2,489	Gulfport Energy —	77,507

225	Hallador Energy Company	2,138

1,993	Harvest Natural Resources — ▼	21,265

6,319	Helix Energy Solutions Group —	114,121

Nuveen Investments	51

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Energy (continued)

6,866	Hercules Offshore —	$26,022

1,348	Hornbeck Offshore Services — ▼	44,268

1,070	Houston American Energy ▼	16,756

9,273	Hyperdynamics — ▼	45,438

7,831	Ion Geophysical —	59,672

65	Isramco —	5,514

2,118	James River Coal — ▼	21,921

7,437	Key Energy Services — ▼	96,160

644	KiOR, Class A — ▼	10,645

1,272	Knightsbridge Tankers ▼	21,471

12,476	Kodiak Oil & Gas —	86,209

1,291	L & L Energy — ▼	3,499

1,815	Lufkin Industries ▼	107,248

6,638	Magnum Hunter Resources — ▼	29,871

1,575	Matrix Service —	16,727

5,856	McMoRan Exploration —	71,326

1,851	Miller Energy Resources — ▼	5,312

706	Mitcham Industries —	10,293

709	Natural Gas Services Group —	9,756

5,388	Newpark Resources — ▼	48,115

2,771	Nordic American Tanker Shipping ▼	39,958

3,764	Northern Oil & Gas —	90,976

3,549	Oasis Petroleum — ▼	104,128

1,588	Overseas Shipholding Group ▼	19,818

259	OYO Geospace —	20,352

398	Panhandle Oil And Gas ▼	13,261

7,077	Parker Drilling — ▼	39,136

5,442	Patriot Coal — ▼	68,352

2,736	Penn Virginia ▼	16,662

1,400	Petroleum Development — ▼	36,554

3,339	PetroQuest Energy — ▼	24,341

793	PHI —	17,502

3,673	Pioneer Drilling —	36,326

12,797	Rentech — ▼	20,603

2,752	Resolute Energy — ▼	35,776

2,080	Rex Energy — ▼	32,198

393	Rex Stores —	7,168

338	RigNet —	5,283

3,159	Rosetta Resources —	140,070

1,438	Scorpio Tankers —	9,189

2,401	SemGroup — ▼	67,180

2,653	Ship Finance International ▼	37,964

643	Solazyme —	6,539

3,050	Stone Energy — ▼	74,085

2,528	Swift Energy —	77,407

52	Nuveen Investments

Shares	Description ▲	Value

	Energy (continued)

5,180	Syntroleum —	$4,351

980	Targa Resources ▼	33,065

2,453	Teekay Tankers, Class A ▼	12,118

1,791	Tesco — ▼	27,707

4,589	TETRA Technologies —	43,596

2,560	Triangle Petroleum —	14,438

877	Union Drilling —	6,569

5,988	UR Energy — ▼	7,725

3,737	Uranerz Energy — ▼	8,520

4,251	Uranium Energy — ▼	14,283

5,404	Uranium Resources — ▼	6,485

6,851	USEC — ▼	14,387

3,048	Vaalco Energy	20,757

10,412	Vantage Drilling —	14,160

1,735	Venoco —	16,899

2,719	Voyager Oil & Gas —	7,504

2,078	W&T Offshore ▼	40,916

4,309	Warren Resources —	13,487

3,146	Western Refining — ▼	50,273

572	Westmoreland Coal —	6,298

2,328	Willbros Group —	11,850

4,154	World Fuel Services ▼	165,537

1,783	Zion Oil & Gas —	5,189
	Total Energy	4,490,362
	Financials – 19.8%

907	1st Source	21,804

1,576	1st United Bancorp —	8,164

2,418	Acadia Realty Trust - REIT	50,101

3,263	Advance America Cash Advance Centers	27,507

570	Agree Realty - REIT ▼	13,629

131	Alexander’s - REIT — ▼	56,815

251	Alliance Financial	7,728

5,409	Alterra Capital Holdings ▼	117,267

1,890	American Assets Trust - REIT	38,310

4,049	American Campus Communities - REIT ▼	157,628

477	American Capital Mortgage Investment - REIT	8,672

3,547	American Equity Investment Life Holding ▼	38,449

622	American Safety Insurance Holdings —	12,695

1,418	Ameris Bancorp —	14,251

1,150	Amerisafe —	24,782

479	Ames National	8,823

1,437	Amtrust Financial Services	36,471

7,542	Anworth Mortgage Asset - REIT	48,646

1,226	Apollo Commercial Real Estate Finance - REIT ▼	17,176

11,679	Apollo Investment	96,702

Nuveen Investments	53

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Financials (continued)

686	Apollo Residential Mortgage —	$11,189

1,635	Argo Group International Holdings	49,361

400	Arlington Asset Investment, Class A	9,232

4,423	Armour Residential - REIT ▼	31,624

547	Arrow Financial	12,767

1,865	Artio Global Investors ▼	13,652

3,063	Ashford Hospitality Trust - REIT — ▼	27,261

2,449	Associated Estates Realty - REIT	41,584

5,185	Astoria Financial	43,035

533	Avatar Holdings —	5,063

499	Baldwin & Lyons, Class B	11,492

411	BancFirst ▼	15,906

1,670	Banco Latinoamericano de Exportaciones ▼	27,137

1,682	Bancorp Bank —	13,523

222	Bancorp Rhode Island	9,679

4,977	BancorpSouth ▼	48,625

2,662	Bank Mutual	8,864

333	Bank of Kentucky Financial ▼	7,193

316	Bank of Marin Bancorp ▼	11,199

1,673	Bank of the Ozarks ▼	41,608

1,099	BankFinancial	8,792

956	Banner	16,797

1,775	Beneficial Mutual Bancorp —	14,573

1,175	Berkshire Hills Bancorp	23,523

4,506	BGC Partners, Class A ▼	30,866

7,824	BioMed Realty Trust - REIT ▼	141,693

4,353	Blackrock Kelso Capital ▼	37,175

528	BofI Holding —	8,078

4,589	Boston Private Financial Holdings ▼	34,785

379	Bridge Bancorp ▼	7,296

530	Bridge Cap Holdings —	5,846

3,346	Brookline Bancorp	27,973

628	Bryn Mawr Bank	11,530

1,416	Calamos Asset Management, Class A	17,686

112	California First National Bancorp	1,867

465	Camden National ▼	13,801

1,804	Campus Crest Communities - REIT ▼	20,620

674	Cape Bancorp —	5,122

809	Capital Bank —	1,699

662	Capital City Bank Group ▼	6,746

178	Capital Southwest	15,666

3,996	CapLease - REIT	15,624

4,953	Capstead Mortgage - REIT ▼	60,030

1,642	Cardinal Financial	17,635

2,568	Cardtronics —	64,020

54	Nuveen Investments

Shares	Description ▲	Value

	Financials (continued)

347	Cascade Bancorp —	$1,836

1,753	Cash America International ▼	95,977

4,688	Cathay General Bancorp ▼	65,585

8,844	CBL & Associates Properties - REIT ▼	136,021

3,240	Cedar Shopping Centers - REIT	11,891

700	Center Bancorp	6,496

2,107	Center Financial —	13,843

1,738	Centerstate Banks of Florida	9,872

915	Central Pacific Financial — ▼	11,154

215	Century Bancorp	5,820

399	Charter Financial	3,739

800	Chatham Lodging Trust - REIT	9,000

1,611	Chemical Financial ▼	32,429

1,887	Chesapeake Lodging Trust - REIT	28,192

686	CIFC —	3,800

2,297	Citizens — ▼	18,008

717	Citizens & Northern	11,881

936	City Holdings ▼	30,757

495	Clifton Savings Bancorp	5,039

722	CNB Financial ▼	10,339

13,341	CNO Financial Group — ▼	83,381

1,938	CoBiz Financial	10,271

2,552	Cogdell Spencer - REIT	10,310

1,049	Cohen & Steers ▼	28,501

4,976	Colonial Properties Trust - REIT ▼	100,913

1,910	Colony Financial - REIT	28,020

2,360	Columbia Banking System	45,005

2,144	Community Bank System ▼	54,801

871	Community Trust Bancorp	24,675

2,407	Compass Diversified Holdings ▼	31,435

243	Consolidated-Tomoka Land	7,278

1,160	Coresite Realty - REIT	19,314

5,381	Cousins Properties - REIT	35,299

4,171	Cowen Group — ▼	11,345

1,492	Crawford & Company —	10,608

391	Credit Acceptance —	26,948

3,301	CreXus Investment - REIT	31,558

5,928	CubeSmart - REIT ▼	58,153

5,325	CVB Financial ▼	51,706

4,779	CYS Investments - REIT ▼	60,598

14,645	DCT Industrial Trust - REIT ▼	72,639

2,878	Delphi Financial Group, Class A ▼	76,209

2,591	DFC Global — ▼	56,795

148	Diamond Hill Investment Group	11,141

9,978	DiamondRock Hospitality - REIT	90,301

Nuveen Investments	55

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Financials (continued)

1,826	Dime Community Bancshares	$21,766

447	Donegal Group, Class A	5,596

7,588	Doral Financial —	9,106

1,783	Duff & Phelps, Class A	22,626

3,507	DuPont Fabros Technology - REIT — ▼	72,911

2,333	Dynex Capital - REIT	20,437

999	Eagle Bancorp — ▼	13,856

1,588	EastGroup Properties - REIT ▼	69,253

1,173	Edelman Financial Group	8,141

4,258	Education Realty Trust - REIT	39,386

1,238	eHealth — ▼	18,384

349	EMC Insurance Group	6,785

2,299	Employers Holdings	37,290

477	Encore Bancshares —	5,610

962	Encore Capital Group —	26,061

407	Enstar Group —	37,432

337	Enterprise Bancorp ▼	4,853

948	Enterprise Financial Services	14,628

2,792	Entertainment Properties Trust - REIT	125,082

879	Epoch Holdings	18,107

1,834	Equity Lifestyle Properties - REIT ▼	121,282

3,148	Equity One - REIT	53,988

672	ESB Financial	9,307

656	Essa Bancorp	7,242

1,253	Evercore Partners, Class A ▼	34,382

1,788	Excel Trust - REIT ▼	18,792

5,537	Extra Space Storage - REIT	124,749

2,753	EZCORP, Class A —	76,478

7,566	F.N.B. ▼	76,341

927	FBL Financial Group, Class A ▼	30,267

3,120	FBR Capital Markets —	6,490

572	Federal Agricultural Mortgage, Class C ▼	11,543

7,355	FelCor Lodging Trust - REIT —	22,139

320	Fidus Investment	4,160

4,311	Fifth Street Finance ▼	42,506

2,283	Financial Engines — ▼	51,847

799	Financial Institutions	13,088

6,270	First American Financial ▼	75,240

532	First Bancorp ▼	7,655

901	First Bancorp - North Carolina	11,425

4,459	First Busey ▼	22,741

1,867	First Cash Financial Services —	77,480

6,162	First Commonwealth Financial ▼	28,407

947	First Community Bancshares	11,373

1,065	First Connecticut Bancorp —	12,524

56	Nuveen Investments

Shares	Description ▲	Value

	Financials (continued)

563	First Defiance Financial —	$8,000

709	First Financial	23,298

3,503	First Financial Bancorp	57,449

1,845	First Financial Bankshares ▼	58,597

970	First Financial Holdings	7,227

5,163	First Industrial Realty Trust - REIT — ▼	50,856

913	First Interstate Bancsystem ▼	11,540

3,286	First Marblehead —	3,155

1,514	First Merchants	12,203

4,463	First Midwest Bancorp ▼	40,212

441	First of Long Island	11,268

604	First Pactrust Bancorp	7,598

2,946	First Potomac Realty Trust - REIT	41,863

6,513	FirstMerit	91,247

11,314	Flagstar Bancorp —	8,825

3,074	Flagstone Reinsurance Holdings	26,098

1,836	Flushing Financial ▼	22,509

2,111	Forestar Real Estate Group —	27,443

338	Fortegra —	1,785

842	Fox Chase Bancorp ▼	10,660

803	Franklin Financial —	8,986

4,209	Franklin Street Properties - REIT ▼	53,454

1,324	FXCM ▼	15,226

432	Gain Capital Holdings —	3,028

441	GAMCO Investors ▼	20,771

675	German American Bancorp	11,725

1,493	Getty Realty - REIT ▼	23,798

4,213	GFI Group	18,200

4,220	Glacier Bancorp ▼	47,897

1,286	Gladstone Capital	10,597

652	Gladstone Commercial - REIT	10,973

1,347	Gladstone Investment	10,089

4,618	Gleacher —	5,911

6,388	Glimcher Realty Trust - REIT ▼	58,514

817	Global Indemnity —	16,495

593	Golub Capital BDC	9,203

2,078	Government Properties Income Trust - REIT	48,895

612	Great Southern Bancorp ▼	12,173

1,671	Greenlight Capital —	37,648

690	Hallmark Financial Services —	5,354

569	Hampton Roads Bankshares — ▼	2,498

4,477	Hancock Holding ▼	135,653

8,753	Hanmi Financial —	8,753

688	Harleysville Group ▼	40,427

1,831	Harris & Harris Group — ▼	7,196

Nuveen Investments	57

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Financials (continued)

4,455	Hatteras Financial - REIT	$114,493

4,567	Healthcare Realty Trust - REIT ▼	86,271

895	Heartland Financial USA ▼	13,989

2,611	Hercules Technology Growth Capital	25,274

1,206	Heritage Commerce —	5,825

905	Heritage Financial ▼	11,412

8,391	Hersha Hospitality Trust - REIT ▼	37,004

1,680	HFF — ▼	18,480

4,319	Highwoods Properties - REIT ▼	133,803

2,305	Hilltop Holdings —	18,163

1,337	Home Bancshares	31,353

959	Home Federal Bancorp	9,638

2,817	Home Properties - REIT ▼	165,921

2,655	Horace Mann Educators	35,710

1,314	Hudson Pacific Properties - REIT	17,555

845	Hudson Valley Holding ▼	18,353

1,734	IBERIABANK ▼	89,682

2,147	ICG Group —	23,166

1,036	Imperial Holdings —	2,331

426	Independence Holdings	3,532

1,275	Independent Bank ▼	33,048

718	Infinity Property & Casualty	41,615

4,463	Inland Real Estate - REIT	33,472

3,179	International Bancshares ▼	57,603

792	INTL FCStone — ▼	19,198

6,771	Invesco Mortgage Capital - REIT	106,847

2,586	Investment Technology Group —	29,506

2,679	Investors Bancorp —	37,185

4,784	Investors Real Estate Trust - REIT ▼	35,449

5,513	iStar Financial - REIT — ▼	37,433

893	JMP Group	6,626

248	Kansas City Life Insurance	8,313

2,154	KBW ▼	30,501

771	Kearny Financial	7,502

1,395	Kennedy-Wilson Holdings - REIT ▼	17,326

3,484	Kilroy Realty - REIT ▼	127,828

3,219	Kite Realty Group Trust - REIT	13,294

5,982	Knight Capital Group, Class A —	74,715

1,107	Kohlberg Capital	7,284

6,344	Ladenburg Thalman Financial Services — ▼	10,785

1,501	Lakeland Bancorp ▼	13,944

965	Lakeland Financial	23,054

5,071	LaSalle Hotel Properties - REIT ▼	121,248

7,137	Lexington Corporate Properties Trust - REIT ▼	56,097

1,784	LTC Properties - REIT ▼	50,594

58	Nuveen Investments

Shares	Description ▲	Value

	Financials (continued)

3,013	Maiden Holdings	$24,556

1,198	Main Street Capital ▼	20,941

1,201	MainSource Financial Group	11,265

1,711	MarketAxess Holdings	50,013

509	Marlin Business Services —	6,001

3,245	MB Financial	53,770

4,766	MCG Capital ▼	22,114

3,147	Meadowbrook Insurance Group	32,603

806	Medallion Financial	9,591

6,720	Medical Properties Trust - REIT	67,872

654	Medley Capital	6,089

291	Merchants Bancshares	8,285

509	Meridian Interstate Bancorp —	6,632

801	Metro Bancorp —	6,624

9,767	MF Global Holdings — ▼	—

21,224	MFA Financial - REIT	143,262

11,305	MGIC Investment — ▼	30,071

2,188	Mid-America Apartment Communities - REIT ▼	136,531

455	Midsouth Bancorp	6,247

1,056	Mission West Properties - REIT	8,216

2,049	Monmouth Real Estate Investment, Class A - REIT	17,212

3,718	Montpelier Holdings ▼	65,065

2,839	MPG Office Trust - REIT — ▼	6,785

1,431	MVC Capital	18,503

2,252	Nara Bancorp —	19,097

422	National Bankshares ▼	11,795

2,676	National Financial Partners — ▼	36,581

1,569	National Health Investors - REIT	70,119

404	National Interstate	10,746

7,375	National Penn Bancshares ▼	57,525

5,067	National Retail Properties - REIT ▼	138,076

151	National Western Life Insurance, Class A	21,709

693	Navigators Group —	31,615

1,990	NBT Bancorp	42,825

1,493	Nelnet, Class A —	32,070

1,789	Netspend Holdings — ▼	10,287

420	New Mountain Finance	5,632

6,264	Newcastle Investment - REIT —	28,752

1,579	Newstar Financial —	16,927

1,290	NGP Capital Resources	9,585

562	Nicholas Financial	6,384

987	Northfield Bancorp ▼	13,630

5,638	NorthStar Realty Finance - REIT	22,270

6,139	Northwest Bancshares ▼	76,553

858	OceanFirst Financial ▼	11,188

Nuveen Investments	59

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Financials (continued)

4,440	Ocwen Financial — ▼	$64,380

5,558	Old National Bancorp	64,306

6,057	OMEGA Healthcare Investors - REIT ▼	107,572

720	OmniAmerican Bancorp — ▼	10,620

624	One Liberty Properties - REIT	10,146

1,284	OneBeacon Insurance Group, Class A ▼	19,542

605	Oppenheimer Holdings	10,630

2,699	Oriental Financial Group ▼	28,582

3,253	Oritani Financial	42,159

384	Orrstown Financial Services	3,517

238	Pacific Capital Bancorp —	6,162

1,122	Pacific Continental	9,728

1,806	PacWest Bancorp	31,858

757	Park National ▼	45,200

1,656	Park Sterling —	6,376

1,268	Parkway Properties - REIT	16,294

2,986	Pebblebrook Hotel Trust - REIT ▼	56,824

2,675	PennantPark Investment ▼	28,676

233	Penns Woods Bancorp ▼	8,558

3,282	Pennsylvania Real Estate Investment Trust - REIT	33,673

1,553	Pennymac Mortgage Investment Trust - REIT ▼	26,556

629	Peoples Bancorp	8,322

3,353	PHH —	61,863

10,273	Phoenix Companies — ▼	15,307

1,314	PICO Holdings —	30,012

2,002	Pinnacle Financial Partners — ▼	30,050

943	Piper Jaffray Companies —	19,577

2,222	Platinum Underwriters Holdings	76,948

8,817	PMI Group ▼	2,712

1,020	Portfolio Recovery Associates — ▼	71,543

2,970	Post Properties - REIT ▼	122,008

2,423	Potlatch - REIT	78,699

1,519	Presidential Life	15,068

2,027	Primerica ▼	45,871

1,458	Primus Guaranty — ▼	8,515

3,579	PrivateBancorp	39,011

1,794	ProAssurance —	137,331

6,499	Prospect Capital ▼	62,195

2,795	Prosperity Bancshares ▼	107,580

3,471	Provident Financial Services ▼	44,949

2,388	Provident New York Bancorp	16,597

1,091	PS Business Parks - REIT	58,074

505	Pzena Investment Management	2,187

7,980	Radian Group ▼	18,753

2,249	RAIT Financial Trust - REIT ▼	11,695

60	Nuveen Investments

Shares	Description ▲	Value

	Financials (continued)

2,251	Ramco-Gershenson Properties Trust - REIT ▼	$21,722

4,726	Redwood Trust - REIT ▼	54,916

1,449	Renasant ▼	20,895

604	Republic Bancorp, Class A	12,285

4,246	Resource Capital - REIT ▼	22,801

2,434	Retail Opportunity Investments ▼	27,748

1,055	RLI	74,209

1,594	RLJ Lodging Trust	23,623

1,708	Rockville Financial	17,165

476	Roma Financial	4,603

1,646	S&T Bancorp ▼	30,731

2,130	Sabra Health Care - REIT	21,875

1,259	Safeguard Scientifics —	21,290

731	Safety Insurance Group	31,155

1,456	Sandy Spring Bancorp	24,767

425	Saul Centers - REIT ▼	15,232

832	SCBT Financial ▼	24,569

1,197	SeaBright Insurance Holdings ▼	8,594

4,193	Seacoast Banking —	6,248

3,182	Selective Insurance Group	51,007

698	Sierra Bancorp ▼	7,636

2,747	Signature Bank — ▼	153,145

1,009	Simmons First National, Class A ▼	26,194

2,174	Solar Capital ▼	48,263

471	Solar Senior Capital	7,051

980	Southside Bancshares ▼	20,159

1,164	Southwest Bancorp —	5,471

1,676	Sovran Self Storage - REIT ▼	74,079

918	Stag Industrial - REIT ▼	9,859

5,557	Starwood Property Trust - REIT	104,416

866	State Auto Financial	11,509

977	State Bancorp	11,558

1,829	State Bank Financial — ▼	26,411

1,384	StellarOne	16,594

1,843	Sterling Bancorp	15,205

1,599	Sterling Financial — ▼	24,001

1,084	Stewart Information Services ▼	10,883

3,202	Stifel Financial —	102,048

10,420	Strategic Hotels & Resorts - REIT —	59,290

629	Suffolk Bancorp ▼	5,353

2,176	Sun Bancorp —	6,463

1,266	Sun Communities - REIT ▼	48,209

7,045	Sunstone Hotel Investors - REIT ▼	48,963

9,295	Susquehanna Bancshares ▼	67,482

2,556	SVB Financial Group — ▼	117,423

Nuveen Investments	61

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Financials (continued)

1,737	SWS Group ▼	$9,571

841	SY Bancorp ▼	17,308

4,969	Symetra Financial ▼	46,063

5,121	Tanger Factory Outlet Centers - REIT	144,207

655	Taylor Capital Group — ▼	6,085

835	Tejon Ranch —	21,702

526	Terreno Realty - REIT ▼	6,549

693	Territorial Bancorp	13,617

2,219	Texas Capital Bancshares —	62,132

534	THL Credit	6,168

1,867	TICC Capital ▼	16,635

501	Tompkins Financial ▼	19,754

606	Tower Bancorp	15,586

2,198	Tower Group ▼	52,159

1,395	Townebank Portsmouth ▼	17,382

1,299	Triangle Capital	21,771

872	TriCo Bancshares ▼	12,932

5,457	TrustCo Bank Corporation of New York ▼	27,067

3,754	Trustmark ▼	83,114

8,379	Two Harbors Investment - REIT ▼	78,344

1,852	UMB Financial	68,283

686	UMH Properties - REIT	6,887

6,834	Umpqua Holdings ▼	78,249

1,208	Union First Market Bankshares	15,487

2,945	United Bankshares ▼	69,914

2,478	United Community Banks — ▼	18,312

932	United Financial Bancorp	15,042

1,323	United Fire & Casualty	24,886

866	Universal Health Realty Income Trust - REIT	32,882

1,084	Universal Insurance Holdings	4,574

1,002	Univest Corporation of Pennsylvania	15,240

1,658	Urstadt Biddle Properties - REIT, Class A	29,579

2,016	ViewPoint Financial Group	25,946

1,396	Virginia Commerce Bancorp —	8,879

353	Virtus Investment Partners — ▼	22,027

621	Walker & Dunlop —	7,887

1,539	Walter Investment Management - REIT	39,029

908	Washington Banking	10,733

3,930	Washington Real Estate Investment Trust - REIT ▼	113,813

850	Washington Trust Bancorp	19,958

4,294	Webster Financial	84,334

1,463	WesBanco	29,055

945	West Bancorporation	9,299

1,112	West Coast Bancorp — ▼	16,602

1,687	Westamerica Bancorporation ▼	75,611

62	Nuveen Investments

Shares	Description ▲	Value

	Financials (continued)

4,069	Western Alliance Bancorp — ▼	$26,448

1,623	Westfield Financial	11,540

361	Westwood Holdings	13,227

434	Whitestone - REIT	5,078

3,610	Wilshire Bancorp — ▼	12,346

1,684	Winthrop Realty Trust - REIT	15,240

2,084	Wintrust Financial ▼	60,186

916	World Acceptance — ▼	61,967

376	WSFS Financial	14,946
	Total Financials	14,372,987
	Health Care – 11.4%

1,335	Abaxis —	37,460

1,889	ABIOMED — ▼	28,448

3,250	Accelrys —	21,548

2,385	Accretive Health — ▼	56,787

4,076	Accuray — ▼	16,304

2,828	Achillion Pharmaceuticals — ▼	17,930

2,353	Acorda Therapeutics —	51,390

622	Acura Pharmaceuticals — ▼	2,762

537	Aegerion Pharmaceuticals —	7,029

2,048	Affymax —	10,895

4,311	Affymetrix —	24,098

665	Air Methods — ▼	53,745

3,343	Akorn —	30,054

1,421	Albany Molecular Research — ▼	4,561

3,656	Align Technology —	84,198

650	Alimera Sciences — ▼	4,622

1,601	Alliance Imaging —	1,777

5,684	Alkermes — ▼	99,413

4,665	Allos Therapeutics —	6,858

486	Almost Family —	9,059

2,197	Alnylam Pharmaceuticals — ▼	17,840

3,121	Alphatec Holdings —	6,460

1,268	AMAG Pharmaceuticals — ▼	17,891

1,730	Amedisys — ▼	22,715

919	American Dental Partners —	9,705

913	Amicus Therapeutics —	3,004

2,360	AMN Healthcare Services —	11,186

1,181	Ampio Pharmaceuticals — ▼	8,397

1,863	Amsurg, Class A —	47,190

1,021	Amyris — ▼	20,931

709	Anacor Pharmaceuticals —	4,800

748	Analogic	40,452

1,490	AngioDynamics —	22,961

5,227	Antares Pharma — ▼	11,865

Nuveen Investments	63

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Health Care (continued)

1,236	Anthera Pharmaceuticals —	$7,898

1,000	Ardea Biosciences — ▼	19,910

8,697	Arena Pharmaceuticals — ▼	12,263

7,869	Ariad Pharmaceuticals — ▼	91,516

3,132	ArQule — ▼	18,197

3,346	Array BioPharma —	8,064

1,629	ArthroCare — ▼	49,114

1,168	Assisted Living Concepts, Class A —	16,597

3,603	Astex Pharmaceuticals —	6,954

2,079	Athenahealth — ▼	110,000

813	AtriCure —	9,073

93	Atrion	20,925

2,852	Auxilium Pharmaceuticals — ▼	44,377

7,397	AVANIR Pharmaceuticals — ▼	22,117

1,868	Aveo Pharmaceuticals — ▼	30,000

7,965	AVI BioPharma — ▼	7,806

1,292	Bacterin International Holdings — ▼	4,277

445	BG Medicine — ▼	2,176

1,713	BioCryst Pharmaceuticals —	5,259

1,807	Biolase Technology — ▼	6,577

1,111	Biomimetic Therapeutics —	3,600

1,446	Bio-Reference Laboratories — ▼	28,978

6,532	BioSante Pharmaceuticals — ▼	17,310

2,551	BioScrip —	16,582

287	Biospecifics Technologies —	4,879

1,496	BioTime — ▼	6,747

2,266	Cadence Pharmaceuticals — ▼	13,211

2,768	Caliper Life Sciences — ▼	29,009

1,692	Cambrex —	9,323

775	Cantel Medical	21,390

1,593	Capital Senior Living —	12,441

1,428	Cardionet —	4,041

768	Cardiovascular Systems —	6,359

11,317	Cell Therapeutics — ▼	14,486

2,595	Celldex Therapeutics — ▼	8,330

2,979	Centene —	104,712

3,682	Cepheid — ▼	132,110

2,789	Cerus — ▼	7,447

3,193	Chelsea Therapeutics International — ▼	14,464

1,231	Chemed	73,072

812	Chindex International —	9,021

1,663	Cleveland Biolabs — ▼	4,939

1,420	Codexis —	6,546

4,245	Columbia Labs — ▼	10,740

575	Complete Genomics —	3,277

64	Nuveen Investments

Shares	Description ▲	Value

	Health Care (continued)

650	Computer Programs & Systems ▼	$33,195

1,861	Conceptus — ▼	21,439

1,688	CONMED —	44,344

2,377	Corcept Therapeutics —	7,535

466	Cornerstone Therapeutics —	2,857

358	Corvel —	18,462

1,784	Cross Country Healthcare —	8,920

1,618	CryoLife —	7,459

3,573	Cubist Pharmaceuticals — ▼	135,095

4,487	Curis — ▼	16,512

1,667	Cyberonics —	48,010

568	Cynosure —	6,913

2,887	Cytori Therapeutics — ▼	8,748

2,819	Delcath Systems — ▼	10,205

3,199	DepoMed —	14,332

3,999	DexCom —	39,150

5,012	Durect —	7,969

1,413	DUSA Pharmaceuticals —	6,359

5,745	Dyax —	7,756

7,357	Dynavax Technologies — ▼	20,011

556	Dynavox —	1,879

1,452	Emergent Biosolutions —	27,385

1,822	Emeritus —	32,268

1,011	Endocyte — ▼	9,817

2,945	Endologix — ▼	32,071

944	Ensign Group	21,485

2,214	Enzo Biochem —	6,332

2,396	Enzon Pharmaceuticals — ▼	17,611

2,839	eResearchTechnology —	14,507

3,113	Exact Sciences — ▼	24,748

498	Exactech —	7,968

1,613	Examworks Group — ▼	17,017

7,621	Exelixis — ▼	58,910

2,463	Five Star Quality Care —	6,379

374	Fluidigm —	5,221

580	Furiex Pharmaceuticals —	8,236

1,014	Genomic Health — ▼	21,700

1,795	Gentiva Health Services —	7,431

7,689	Geron — ▼	18,069

1,414	Greatbatch —	31,575

1,285	GTx —	5,641

1,530	Haemonetics —	93,253

4,891	Halozyme Therapeutics — ▼	41,231

1,996	Hanger Orthopedic Group —	34,671

2,794	Hansen Medical — ▼	8,773

Nuveen Investments	65

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Health Care (continued)

1,333	Harvard Bioscience —	$6,078

5,670	HealthSouth — ▼	100,132

4,040	Healthspring —	217,918

889	HealthStream — ▼	13,495

2,044	Healthways —	14,635

717	Heartware International — ▼	48,706

617	Hi-Tech Pharmaceutical —	21,916

4,975	HMS Holdings —	121,589

328	Horizon Pharma — ▼	2,949

724	ICU Medical —	28,460

3,268	Idenix Pharmaceuticals —	19,608

4,477	ImmunoGen — ▼	60,798

3,946	Immunomedics — ▼	14,363

3,892	Impax Laboratories — ▼	73,598

5,273	Incyte — ▼	72,609

4,270	Indevus Pharmaceuticals, escrow shares —	—

1,093	Infinity Pharmaceuticals — ▼	8,274

3,790	Inhibitex — ▼	14,743

1,437	Insmed — ▼	5,073

2,740	Insulet — ▼	44,717

1,224	Integra LifeSciences —	39,241

3,220	InterMune — ▼	82,110

1,709	Invacare	38,367

976	IPC The Hospitalist —	40,924

1,070	IRIS International —	9,694

3,006	Ironwood Pharmaceuticals — ▼	40,882

5,936	Isis Pharmaceuticals — ▼	49,209

1,882	ISTA Pharmaceuticals —	7,791

1,317	Jazz Pharmaceuticals — ▼	51,310

597	Kensey Nash —	16,047

4,118	Keryx Biopharmaceuticals — ▼	12,889

3,097	Kindred Healthcare —	36,080

2,979	K-V Pharmaceutical, Class A — ▼	3,307

548	Landauer	28,085

939	Lannett —	3,841

10,165	Lexicon Pharmaceuticals — ▼	12,300

925	LHC Group — ▼	14,513

1,151	Ligand Pharmaceuticals —	16,920

2,253	Luminex — ▼	49,476

1,913	Magellan Health Services —	98,462

1,907	Mako Surgical — ▼	73,324

4,604	MannKind — ▼	14,364

1,304	Map Pharmaceuticals —	19,273

3,131	Masimo ▼	64,749

1,773	Maxygen —	10,461

66	Nuveen Investments

Shares	Description ▲	Value

	Health Care (continued)

2,841	MedAssets —	$30,285

948	Medical Action Industries —	4,968

3,217	Medicines —	60,222

3,680	Medicis Pharmaceutical, Class A ▼	140,907

1,255	Medidata Solutions —	22,565

1,868	Medivation —	32,092

1,830	MedQuist Holdings — ▼	15,647

438	MEDTOX Scientific	6,412

3,064	Merge Healthcare —	20,222

2,470	Meridian Bioscience ▼	45,003

2,497	Merit Medical Systems —	33,510

2,030	Metabolix — ▼	10,414

2,536	Metropolitan Health Networks — ▼	16,535

5,457	Micromet — ▼	35,852

1,673	Molina Healthcare —	35,434

2,750	Momenta Pharmaceuticals — ▼	40,700

737	MWI Veterinary Supply —	55,644

2,656	NABI Biopharmaceuticals —	4,887

600	National Healthcare ▼	22,986

97	National Research	3,240

1,707	Natus Medical —	14,680

6,800	Nektar Therapeutics — ▼	36,856

1,382	Neogen —	53,414

5,640	Neoprobe — ▼	16,018

2,675	Neostem — ▼	1,792

2,909	Neurocrine Biosciences —	18,210

5,637	Novavax — ▼	8,906

5,127	NPS Pharmaceuticals —	26,507

2,365	NuVasive — ▼	35,049

2,661	NxStage Medical — ▼	61,176

1,156	Nymox Pharmaceutical — ▼	10,670

1,073	Obagi Medical Products —	10,129

1,944	Omnicell —	29,063

562	OncoGenex Pharmaceuticals —	6,519

2,479	Oncothyreon — ▼	17,254

3,776	Onyx Pharmaceuticals —	154,552

6,492	Opko Health — ▼	34,927

2,763	Optimer Pharmaceuticals — ▼	39,428

2,740	OraSure Technologies —	25,455

1,802	Orexigen Therapeutics —	3,946

1,076	Orthofix International —	37,778

1,022	Osiris Therapeutics —	5,478

3,799	Owens & Minor ▼	113,666

2,022	Pacific Biosciences — ▼	7,926

283	Pacira Pharmaceuticals —	2,768

Nuveen Investments	67

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Health Care (continued)

2,165	Pain Therapeutics — ▼	$9,634

1,115	Palomar Medical Technologies —	9,489

2,124	Par Pharmaceutical Companies —	64,994

3,510	PAREXEL —	77,325

8,326	PDL BioPharma ▼	50,539

3,993	Peregrine Pharmaceuticals —	4,193

190	Pernix Therapeutics Holdings —	2,033

2,737	Pharmacyclics — ▼	36,046

2,064	Pharmathene — ▼	3,509

1,751	Pharmerica —	27,316

1,514	POZEN —	3,861

1,722	Progenics Pharmaceutical —	11,314

748	Provident Financial Services — ▼	9,350

3,307	PSS World Medical — ▼	73,581

2,310	Quality Systems	89,882

3,165	Questcor Pharmaceuticals —	128,531

1,698	Quidel — ▼	30,326

1,765	Radnet —	4,536

2,804	Raptor Pharmaceutical — ▼	13,852

4,088	Rigel Pharmaceuticals —	32,091

928	Rockwell Medical Technologies — ▼	7,823

3,288	RTI Biologics —	14,796

384	Sagent Pharmaceuticals — ▼	9,811

3,482	Salix Pharmaceuticals — ▼	119,276

3,078	Sangamo BioSciences — ▼	10,219

3,161	Santarus — ▼	9,641

4,179	Savient Pharmaceuticals — ▼	15,671

2,178	Sciclone Pharmaceuticals —	9,169

5,752	Seattle Genetics — ▼	126,544

2,588	Select Medical Holdings — ▼	22,516

2,291	Senomyx — ▼	10,447

5,905	Sequenom — ▼	29,348

2,128	SIGA Technologies — ▼	6,895

1,215	Skilled Healthcare Group, Class A —	4,593

6,113	Solta Medical —	13,387

813	SonoSite — ▼	25,195

1,929	Spectranetics —	15,123

3,102	Spectrum Pharmaceuticals — ▼	34,401

2,118	Staar Surgical —	19,062

2,553	Stereotaxis — ▼	2,961

3,531	STERIS ▼	109,390

756	Sucampo Pharmaceuticals —	3,326

1,472	Sun Healthcare Group —	3,857

1,647	Sunesis Pharmaceuticals — ▼	2,223

3,421	Sunrise Senior Living — ▼	18,815

68	Nuveen Investments

Shares	Description ▲	Value

	Health Care (continued)

939	SurModics —	$9,897

2,183	Symmetry Medical —	19,843

1,287	Synergetics USA —	8,610

676	Synovis Life Technologies —	12,141

1,495	Synta Pharmaceuticals — ▼	5,531

1,643	Targacept — ▼	28,917

1,589	Team Health Holdings —	32,288

4,111	Theravance — ▼	91,388

609	Tornier NV — ▼	14,153

542	Transcend Services —	14,813

318	Transcept Pharmaceuticals —	2,773

1,144	Triple-S Management — ▼	21,736

368	Trius Therapeutics —	2,521

704	U.S. Physical Therapy —	13,742

3,387	Unilife — ▼	17,951

1,898	Universal American Spin —	21,827

1,195	Uroplasty —	5,389

1,626	Vanda Pharmaceuticals —	9,447

1,817	Vanguard Health Systems — ▼	17,661

987	Vascular Solutions —	10,472

4,217	Vical — ▼	12,609

4,528	ViroPharma —	91,647

5,297	Vivus — ▼	49,951

3,108	Volcano —	77,482

2,538	WellCare Health Plans —	124,387

1,996	West Pharmaceutical Services ▼	77,585

2,320	Wright Medical Group —	39,881

2,047	XenoPort — ▼	12,487

332	Young Innovations	9,545

4,304	Zalicus — ▼	6,327

3,514	Ziopharm Oncology — ▼	17,254

1,261	Zogenix —	2,560

1,306	Zoll Medical — ▼	49,380
	Total Health Care	8,281,956
	Industrials – 14.1%

2,498	3D Systems — ▼	40,642

2,266	A.O. Smith ▼	84,205

554	A.T. Cross —	6,737

5,264	A123 Systems — ▼	18,056

1,120	AAON ▼	23,710

2,360	AAR	47,035

3,161	ABM Industries	63,915

2,550	Acacia Research —	101,592

3,327	ACCO Brands —	22,856

2,411	Accuride — ▼	15,238

Nuveen Investments	69

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Industrials (continued)

1,587	Aceto	$10,062

4,630	Active Power — ▼	4,220

4,089	Actuant, Class A	92,003

2,582	Acuity Brands ▼	119,547

945	Advisory Board —	57,881

2,317	Aegion —	34,268

1,183	Aeroflex Holding — ▼	12,883

1,008	AeroVironment — ▼	33,294

3,389	Air Transport Services Group —	18,775

3,461	Aircastle	41,982

388	Alamo Group	9,254

2,074	Alaska Air Group — ▼	137,983

1,727	Albany International, Class A	39,013

856	Allegiant Travel — ▼	44,478

1,627	Altra Holdings — ▼	23,917

516	Amerco —	39,066

1,023	Ameresco, Class A — ▼	11,243

564	American Railcar Industries —	12,442

2,208	American Reprographics —	8,810

526	American Science & Engineering	35,779

2,662	American Superconductor — ▼	11,606

537	American Woodmark	9,134

508	Ampco-Pittsburgh	10,663

1,682	Apogee Enterprises ▼	18,367

2,526	Applied Industrial Technology	84,924

451	Argan —	6,134

1,515	Arkansas Best	31,209

1,170	Astec Industries —	38,903

604	Astronics — ▼	18,362

1,566	Atlas Air Worldwide Holdings — ▼	60,322

6,259	Avis Budget Group —	88,252

741	AZZ	33,093

904	Badger Meter ▼	29,597

969	Baltic Trading Limited ▼	5,388

3,247	Barnes Group	75,558

467	Barrett Business Services	7,411

2,741	Beacon Roofing Supply — ▼	50,517

2,825	Belden	91,191

2,900	Blount International —	45,037

2,831	Brady, Class A	86,968

3,007	Briggs & Stratton ▼	43,902

2,782	Brinks ▼	77,312

8,328	Broadwind Energy — ▼	3,419

2,566	Builders FirstSource —	4,183

701	CAI International —	10,943

70	Nuveen Investments

Shares	Description ▲	Value

	Industrials (continued)

19,757	Capstone Turbine — ▼	$21,535

547	Cascade	23,576

1,480	Casella Waste Systems —	9,294

2,280	CBIZ — ▼	14,432

722	CDI	9,480

1,347	Celadon Group	14,830

3,266	Cenveo — ▼	12,248

1,484	Ceradyne —	49,655

1,750	Chart Industries — ▼	98,893

371	Chase	5,194

1,028	CIRCOR International	35,795

3,006	CLARCOR	145,731

2,792	Clean Harbors — ▼	162,690

485	Coleman Cable — ▼	4,932

1,466	Colfax — ▼	37,031

1,161	Columbus McKinnon —	17,403

2,193	Comfort Systems USA	24,123

1,716	Commercial Vehicle Group —	18,927

66	CompX International	1,007

521	Consolidated Graphics —	23,737

2,058	Corporate Executive Board	75,302

1,507	CoStar Group — ▼	92,726

621	Courier	5,396

484	Covenant Transport, Class A —	1,554

627	CRA International —	12,114

942	Cubic	44,387

2,768	Curtiss-Wright	90,735

3,065	Deluxe	72,395

2,102	DigitalGlobe — ▼	42,881

1,724	Dollar Thrifty Automotive —	105,233

1,079	Douglas Dynamics	16,207

619	Ducommun —	8,833

502	DXP Enterprises —	12,540

2,100	Dycom Industries —	40,803

783	Dynamic Materials	16,991

3,779	Eagle Bulk Shipping — ▼	5,857

3,985	EMCOR Group	99,904

1,130	Encore Wire	30,035

2,686	Energy Recovery — ▼	8,246

4,758	EnergySolutions	17,938

1,387	EnerNOC — ▼	12,303

2,994	EnerSys —	67,455

1,536	Ennis	22,472

1,233	EnPro Industries —	42,465

1,586	ESCO Technologies —	48,484

Nuveen Investments	71

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Industrials (continued)

2,262	Essex Rent —	$6,447

1,817	Esterline Technologies —	101,570

2,646	Excel Maritime Carriers — ▼	7,515

836	Exponent —	40,278

3,694	Federal Signal ▼	17,436

2,777	Flow International —	7,192

4,329	Force Protection —	15,931

1,752	Forward Air ▼	57,378

777	Franklin Covey —	7,490

1,406	Franklin Electric	64,564

728	FreightCar America	13,796

2,434	FTI Consulting — ▼	95,924

7,405	FuelCell Energy — ▼	7,923

1,106	Fuel-Tech —	6,127

2,202	Furmanite —	14,687

1,115	G&K Services, Class A	33,851

1,762	Genco Shipping & Trading — ▼	15,858

3,471	GenCorp — ▼	16,869

1,487	Generac Holdings — ▼	33,993

2,361	Genesee & Wyoming, Class A — ▼	139,795

3,868	Geo Group —	70,514

1,310	GeoEye — ▼	43,977

1,796	Gibraltar Industries	20,043

940	Global Power Equipment Group — ▼	24,919

906	Gorman-Rupp ▼	24,344

962	GP Strategies —	11,371

584	Graham	13,455

2,267	Granite Construction	51,008

3,476	Great Lakes Dredge & Dock	17,901

1,123	Greenbrier Companies ▼	20,899

2,797	Griffon —	26,488

1,704	H & E Equipment Services —	18,693

3,147	Hawaiian Holdings — ▼	16,836

3,956	Healthcare Services Group	68,637

3,006	Heartland Express ▼	40,310

2,486	HEICO ▼	141,752

1,035	Heidrick & Struggles International	20,472

275	Heritage Crystal Clean —	4,384

3,415	Herman Miller	70,520

5,838	Hexcel — ▼	144,257

1,825	Higher One Holdings — ▼	32,193

1,516	Hill International —	8,490

2,683	HNI ▼	64,526

1,077	Houston Wire & Cable ▼	13,753

2,195	Hub Group —	68,616

72	Nuveen Investments

Shares	Description ▲	Value

	Industrials (continued)

1,908	Hudson Highland Group —	$8,834

372	Hurco —	9,717

1,324	Huron Consulting Group —	47,677

1,154	ICF International —	26,981

3,084	II-VI —	58,627

1,501	InnerWorkings — ▼	13,584

1,365	Insperity ▼	35,190

1,068	Insteel Industries	11,011

3,140	Interface, Class A	40,946

1,931	Interline Brands —	28,772

327	International Shipholding	6,651

532	Intersections	8,985

14,690	JetBlue Airways — ▼	65,811

1,680	John Bean Technologies	27,115

780	Kadant —	16,887

1,563	Kaman	51,970

1,943	Kaydon ▼	61,127

1,564	Kelly Services, Class A	25,571

1,067	KEYW Holding —	8,963

2,010	Kforce —	25,648

1,856	Kimball International	10,449

3,580	Knight Transportation ▼	54,416

2,837	Knoll	43,264

2,800	Korn Ferry International —	44,716

1,962	Kratos Defense & Security Solutions — ▼	12,419

212	Lawson Products	3,534

1,186	Layne Christensen —	29,875

567	LB Foster	14,459

751	Lindsay Manufacturing ▼	43,633

545	LMI Aerospace —	10,960

1,161	LSI Industries ▼	7,814

1,012	Lydall —	11,092

711	M & F Worldwide —	17,604

1,002	Marten Transport —	17,745

3,376	MasTec — ▼	72,989

1,446	McGrath Rentcorp	38,637

5,606	Meritor —	53,369

816	Met Pro	7,352

2,322	Metalico —	10,495

479	Michael Baker —	9,858

6,030	Microvision — ▼	4,282

1,117	Middleby — ▼	94,141

785	Miller Industries —	16,045

1,602	Mine Safety Appliances	53,747

856	Mistras Group —	18,661

Nuveen Investments	73

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Industrials (continued)

2,191	Mobile Mini — ▼	$39,745

2,707	Moog, Class A —	104,842

2,256	Mueller Industries ▼	91,255

9,379	Mueller Water Products, Class A ▼	25,792

668	Multi Color	17,709

1,201	MYR Group — ▼	23,167

345	NACCO Industries, Class A	28,325

3,043	Navigant Consulting —	34,477

1,158	NCI Building Systems — ▼	10,549

972	NN —	8,592

563	Northwest Pipe —	15,015

4,271	Odyssey Marine Exploration — ▼	12,172

2,828	Old Dominion Freight Line — ▼	103,420

170	Omega Flex —	2,004

2,203	On Assignment —	23,770

3,482	Orbital Sciences — ▼	53,832

1,618	Orion Marine Group —	10,986

2,162	Otter Tail ▼	41,964

1,963	Pacer International —	9,246

482	Park-Ohio Holdings —	7,799

355	Patriot Transportation Holdings —	8,165

918	Pike Electric —	6,986

1,046	PMFG — ▼	21,391

525	Powell Industries —	17,645

1,122	Powersecure International — ▼	4,769

147	Preformed Line Products ▼	9,459

1,592	Primoris Services	20,728

1,505	Quad/Graphics ▼	29,679

866	Quality Distribution — ▼	9,760

2,259	Quanex Building Products	33,320

1,371	RailAmerica — ▼	18,742

5,853	Rambus — ▼	103,774

1,077	Raven Industries	64,631

1,307	RBC Bearings —	52,934

2,828	Republic Airways Holdings —	7,353

2,737	Resources Connection	30,353

629	Roadrunner Transportation Systems —	10,498

2,350	Robbins & Myers	105,022

3,787	Rollins	82,481

552	RPX — ▼	8,589

4,039	RSC Holdings —	39,421

1,931	Rush Enterprises —	37,268

942	Saia —	12,576

5,407	Satcon Technology — ▼	5,731

689	Sauer-Danfoss	26,678

74	Nuveen Investments

Shares	Description ▲	Value

	Industrials (continued)

703	Schawk	$9,483

931	School Specialty —	7,122

18	Seaboard	39,564

639	SeaCube Container Leasing	8,882

2,480	Simpson Manufacturing	76,037

3,060	SkyWest	41,035

901	Spirit Airlines — ▼	14,830

921	Standard Parking —	16,200

744	Standex International	28,726

4,741	Steelcase, Class A ▼	35,131

955	Sterling Construction —	11,890

1,194	Sun Hydraulics	34,339

4,722	Swift Transportation —	42,026

5,044	Swisher Hygiene — ▼	21,992

2,494	Sykes Enterprises —	39,729

1,310	TAL International Group	36,457

3,668	TASER International — ▼	18,230

1,148	Team —	28,711

1,126	Tecumseh Products, Class A —	7,161

2,190	Teledyne Technologies —	119,289

1,136	Tennant ▼	43,952

3,717	Tetra Tech —	81,142

659	Textainer Group Holdings ▼	18,090

579	Thermon Group Holdings — ▼	9,195

2,507	Titan International ▼	56,408

919	Titan Machinery — ▼	21,440

745	TMS International —	6,400

1,025	TRC —	4,479

1,381	Tredegar	26,750

940	Trex —	17,371

1,524	Trimas —	29,703

2,241	Triumph Group ▼	130,202

2,642	TrueBlue —	34,927

1,859	Tutor Perini —	27,011

499	Twin Disc	19,411

1,411	Ultrapetrol Bahamas — ▼	4,191

816	Unifi —	6,324

3,725	United Rentals — ▼	87,202

2,742	United Stationers ▼	87,223

635	Unitek Global Services —	2,965

1,169	Universal Forest Products	32,814

334	Universal Truckload Services	5,184

9,657	US Airways Group — ▼	55,721

1,107	US Ecology	19,992

4,256	USG — ▼	39,411

Nuveen Investments	75

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Industrials (continued)

4,238	Valence Technology — ▼	$4,064

1,179	Viad	24,676

1,136	Vicor	10,394

246	VSE	5,983

4,083	Wabash National —	28,173

1,676	Watsco ▼	103,342

1,793	Watts Water Technologies, Class A	56,462

974	WCA Waste —	4,636

2,612	Werner Enterprises ▼	61,904

1,135	Wesco Aircraft Holdings — ▼	12,814

3,665	Woodward Governor	124,170

637	Xerium Technologies — ▼	6,599

592	Zipcar — ▼	12,106
	Total Industrials	10,293,934
	Information Technology – 15.5%

1,992	ACI Worldwide — ▼	61,095

711	Active Network —	9,556

2,079	Actuate —	13,513

4,838	Acxiom —	63,813

3,855	ADTRAN	129,528

2,475	Advanced Analogic Technologies —	10,791

2,597	Advanced Energy Industries —	24,256

1,926	Advent Software — ▼	52,772

1,036	Agilysys	8,796

850	Alpha & Omega Semiconductor —	7,182

1,334	American Software, Class A	10,432

6,226	Amkor Technology —	30,134

555	Amtech Systems —	5,672

3,903	ANADIGICS —	10,265

885	Anaren —	16,930

1,888	Ancestry.com — ▼	42,990

1,727	Anixter International —	101,358

3,776	Applied Micro Circuits —	25,450

696	Archipelago Learning —	7,092

7,378	Arris Group —	79,387

5,088	Aruba Networks — ▼	120,535

5,043	Aspen Technology —	87,446

1,880	ATMI —	38,352

3,598	Aviat Networks —	7,376

1,765	Avid Technology —	10,943

6,181	Axcelis Technologies —	8,653

1,905	AXT —	8,953

961	Bankrate — ▼	18,711

690	Bel Fuse	12,337

3,620	Benchmark Electronics —	49,739

76	Nuveen Investments

Shares	Description ▲	Value

	Information Technology (continued)

2,535	Bigband Networks —	$5,678

1,071	Black Box	29,977

2,653	Blackbaud	74,364

2,593	Blue Coat Systems —	41,747

2,029	Bottomline Technologies —	49,284

4,180	Brightpoint —	42,427

1,344	BroadSoft — ▼	48,384

3,922	Brooks Automation —	40,985

1,402	Cabot Microelectronics —	54,005

1,743	CACI International, Class A — ▼	95,673

2,243	Calix — ▼	19,537

1,736	Callidus Software —	9,826

429	Carbonite — ▼	5,414

487	Cass Information Systems	19,086

2,888	Cavium — ▼	94,409

1,374	Ceva —	42,690

2,390	Checkpoint Systems —	31,667

3,812	CIBER —	13,266

3,948	Cirrus Logic —	65,695

2,472	Cognex ▼	83,776

1,495	Coherent — ▼	76,200

1,434	Cohu	15,903

385	Communications Systems	6,345

2,626	CommVault Systems — ▼	111,815

912	Computer Task Group —	11,646

1,901	comScore —	40,130

1,591	Comtech Telecommunications	52,678

2,661	Concur Technologies — ▼	123,790

1,757	Constant Contact —	35,562

6,271	Convergys —	67,100

701	Convio —	6,723

660	Cornerstone OnDemand — ▼	9,511

2,085	Cray —	13,198

2,020	CSG Systems International —	28,765

426	CSR —	4,822

2,059	CTS	19,108

1,819	Cymer —	79,036

2,063	Daktronics	20,836

874	DDi	8,032

2,451	DealerTrack Holdings —	53,162

1,303	Deltek —	9,590

460	Demand Media —	3,206

1,870	DemandTec —	14,137

1,634	DG Fastchannel — ▼	30,458

894	Dialogic —	1,851

Nuveen Investments	77

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Information Technology (continued)

2,888	Dice Holdings —	$29,400

1,500	Digi International —	19,185

400	Digimarc —	10,700

2,363	Digital River —	43,314

2,106	Diodes — ▼	47,111

3,269	Dot Hill Systems —	5,623

1,396	DSP Group —	8,627

1,038	DTS —	29,157

517	Dynamics Research —	4,984

6,366	EarthLink	44,626

1,779	Ebix — ▼	30,439

2,060	Echelon — ▼	13,926

631	Echo Global Logistics — ▼	9,743

1,187	Electro Rent	19,075

1,347	Electro Scientific Industries —	16,555

2,782	Electronics For Imaging —	41,730

488	Ellie Mae —	2,489

1,004	Emagin —	4,237

5,294	Emcore —	5,241

5,232	Emulex —	43,844

8,009	Entegris —	71,761

5,131	Entropic Communications — ▼	29,862

1,108	Envestnet — ▼	12,897

1,817	EPIQ Systems ▼	25,910

224	ePlus —	6,084

370	Epocrates —	3,219

3,052	Euronet Worldwide — ▼	59,117

2,107	Exar —	12,874

911	Exlservice Holdings —	23,759

5,489	Extreme Networks —	16,193

1,216	Fabrinet — ▼	15,078

2,374	Fair Isaac	64,929

1,776	FalconStor Software —	6,021

970	FARO Technologies —	40,527

2,307	FEI —	91,726

5,343	Finisar — ▼	109,478

3,005	FormFactor —	17,970

851	Forrester Research —	30,474

325	FriendFinder Networks —	604

2,282	FSI International — ▼	5,637

3,733	Global Cash Access Holdings —	11,124

1,297	Globecomm Systems —	17,626

2,499	Glu Mobile — ▼	7,572

1,496	GSI Group —	14,616

1,167	GSI Technology —	5,718

78	Nuveen Investments

Shares	Description ▲	Value

	Information Technology (continued)

7,505	GT Advanced Technologies — ▼	$61,541

790	Guidance Software —	4,748

2,232	Hackett Group —	9,218

6,843	Harmonic —	37,636

2,298	Heartland Payment Systems	50,004

1,838	Hittite Microwave — ▼	96,679

2,239	Identive Group — ▼	5,306

1,844	iGATE ▼	24,857

1,762	Imation —	11,841

1,723	Immersion —	11,837

6,232	Infinera — ▼	45,556

2,208	Infospace —	19,342

1,188	Inphi — ▼	13,116

2,785	Insight Enterprises —	47,066

8,832	Integrated Device Technology —	53,699

1,537	Integrated Silicon Solutions —	14,156

850	Interactive Intelligence Group —	23,587

2,703	Interdigital ▼	117,445

3,540	Intermec —	28,568

3,097	Internap Network Services —	17,591

1,362	Intevac —	10,964

1,906	Intralinks Holdings —	16,563

2,302	Ixia — ▼	26,082

1,440	IXYS —	19,685

2,662	J2 Global Communications — ▼	81,936

5,146	Jack Henry & Associates ▼	166,782

2,522	JDA Software —	80,376

2,631	Kemet —	24,258

1,575	Kenexa —	36,020

819	Keynote Systems —	19,550

2,282	Kit Digital — ▼	20,538

4,011	Kopin —	16,245

4,291	Kulicke & Soffa —	41,408

852	KVH Industries — ▼	6,271

6,912	Lattice Semiconductor —	43,753

948	LeCroy —	9,726

3,982	Limelight Networks —	11,070

3,500	Lionbridge Technologies —	9,485

1,088	Liquidity Services —	35,425

1,354	Littelfuse —	66,292

3,140	Liveperson — ▼	39,533

1,215	LogMeIn — ▼	49,414

960	LoopNet —	16,982

651	Loral Space & Communications —	39,385

2,904	LTX-Credence — ▼	18,382

Nuveen Investments	79

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Information Technology (continued)

3,981	Magma Design Automation — ▼	$21,020

1,296	Manhattan Associates —	54,886

1,335	ManTech International — ▼	46,899

1,237	Marchex, Class B ▼	10,997

2,008	MAXIMUS	81,003

926	MaxLinear, Class A —	5,389

1,640	Maxwell Technologies — ▼	32,751

877	Measurement Specialties —	27,371

5,739	Mentor Graphics —	65,195

1,798	Mercury Computer Systems — ▼	26,251

623	Meru Networks — ▼	3,383

2,137	Methode Electronics, Class A	19,853

3,006	Micrel	33,126

5,149	Microsemi —	95,051

476	MicroStrategy, Class A — ▼	62,723

1,997	Mindspeed Technologies — ▼	11,103

3,083	MIPS Technologies, Class A —	16,926

3,116	MKS Instruments	83,010

2,534	ModusLink Global Solutions	10,592

4,841	MoneyGram International —	12,393

1,734	Monolithic Power Systems — ▼	21,606

2,132	Monotype Imaging Holdings —	28,931

1,915	MoSys —	7,411

2,143	Motricity — ▼	3,772

9,185	Move —	16,900

929	MTS Systems	34,066

600	Multi-Fineline Electronix —	13,764

1,200	Nanometrics —	20,256

397	NCI —	5,419

508	NeoPhotonics —	2,657

2,182	NETGEAR —	77,374

4,072	Netlogic Microsystems —	200,342

2,227	NetScout Systems —	36,501

1,623	NetSuite — ▼	61,739

2,198	Newport —	30,442

3,702	NIC	51,125

1,844	Novatel Wireless —	7,321

552	Numerex —	4,388

285	NVE — ▼	15,681

3,009	Oclaro — ▼	12,367

3,063	OCZ Technology Group — ▼	21,655

3,456	OmniVision Technologies — ▼	56,367

1,404	Opentable — ▼	61,579

5,081	Openwave Systems —	7,876

1,196	Oplink Communications —	19,399

80	Nuveen Investments

Shares	Description ▲	Value

	Information Technology (continued)

859	OPNET Technologies	$37,573

2,572	Opnext —	2,552

2,005	Orbcomm —	5,514

1,118	OSI Systems —	49,527

7,099	Parametric Technology —	147,872

1,235	Park Electrochemical	34,950

476	PC Connection —	3,975

1,341	PDF Solutions —	6,933

991	Pegasystems ▼	37,450

1,379	Perficient —	13,142

1,543	Pericom Semiconductor —	13,100

3,504	Photronics —	21,970

2,868	Plantronics ▼	95,820

2,176	Plexus —	55,923

2,613	PLX Technology —	8,492

1,718	Power Integrations ▼	61,212

4,058	Power One — ▼	20,087

1,992	Powerwave Technologies —	7,190

1,130	PRGX Global —	6,034

845	Procera Networks —	9,633

3,995	Progress Software —	84,135

1,282	PROS Holdings —	20,333

2,499	Pulse Electronics ▼	8,821

392	QAD	4,532

4,196	Qlik Technologies — ▼	119,880

13,436	Quantum —	35,068

396	Quepasa — ▼	1,913

3,646	Quest Software — ▼	64,133

1,643	QuinStreet — ▼	18,878

1,123	RadiSys —	6,581

2,448	RealD —	27,344

1,220	RealNetworks ▼	11,907

1,807	Realpage — ▼	47,614

548	Responsys —	5,984

16,459	RF Micro Devices — ▼	120,809

858	Richardson Electronics	11,145

1,470	RightNow Technologies —	63,225

525	Rimage	5,827

1,695	Rofin-Sinar Technologies —	44,070

951	Rogers —	41,055

622	Rosetta Stone — ▼	6,176

1,045	Rubicon Technology — ▼	10,889

1,887	Rudolph Technologies — ▼	13,907

3,222	S1 —	31,350

1,660	Saba Software —	11,520

Nuveen Investments	81

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Information Technology (continued)

4,799	Sanmina-SCI —	$42,279

6,511	Sapient —	80,476

1,610	ScanSource —	55,964

713	SciQuest —	10,581

1,530	SeaChange International —	12,913

3,889	Semtech —	94,969

578	ServiceSource International — ▼	7,693

2,768	ShoreTel —	16,193

1,861	Sigma Designs — ▼	15,521

1,848	Silicon Graphics International — ▼	26,722

4,665	Silicon Image —	30,043

2,075	Smith Micro Software — ▼	2,428

3,396	Solarwinds —	98,009

12,578	Sonus Networks — ▼	33,332

1,694	Sourcefire — ▼	46,670

3,000	Spansion —	30,870

487	SPS Commerce —	9,526

707	SRS Labs —	4,970

1,459	SS&C Technologies Holdings —	23,140

614	Stamps.com	19,992

1,371	Standard Microsystems —	33,946

2,417	STEC —	27,360

1,260	Stratasys — ▼	35,330

531	Stream Global Services — ▼	1,662

4,974	SuccessFactors — ▼	132,806

1,576	Super Micro Computer —	25,216

626	Supertex —	11,556

2,786	Support.com —	5,878

1,173	Sycamore Networks ▼	22,545

2,503	Symmetricom —	12,890

2,042	Synaptics — ▼	68,999

1,576	Synchronoss Technologies — ▼	47,375

1,500	SYNNEX —	43,305

903	Syntel	44,157

4,381	Take-Two Interactive Software —	69,132

2,448	Taleo, Class A — ▼	79,315

610	Tangoe —	8,204

776	Techtarget —	5,750

3,672	Tekelec —	36,059

2,692	Telecommunication Systems —	8,884

954	Telenav —	8,176

1,467	Teletech Holdings —	25,643

3,048	Tessera Technologies —	41,971

4,119	THQ — ▼	8,773

7,107	TiVo — ▼	76,969

82	Nuveen Investments

Shares	Description ▲	Value

	Information Technology (continued)

1,498	TNS —	$29,256

321	Travelzoo — ▼	10,227

9,789	TriQuint Semiconductor —	52,077

3,098	TTM Technologies — ▼	34,605

1,887	Tyler Technologies — ▼	59,573

1,541	Ultimate Software Group — ▼	92,737

1,317	Ultra Clean Holdings —	7,217

1,476	Ultratech —	32,177

2,566	Unisys — ▼	66,690

5,284	United Online	31,228

2,292	Universal Display — ▼	107,334

4,691	ValueClick —	82,562

1,600	VASCO Data Security International —	13,216

2,429	Veeco Instruments — ▼	64,830

1,263	Verint Systems — ▼	37,637

2,162	ViaSat — ▼	92,080

255	Viasystems Group —	5,250

2,427	Virnetx Holding — ▼	52,302

888	Virtusa —	14,466

711	Vishay Precision Group — ▼	10,373

1,051	Vocus —	21,419

1,471	Volterra Semiconductor —	34,863

4,939	Wave Systems — ▼	12,891

1,733	Web.com Group — ▼	16,741

2,382	Websense —	42,495

3,072	Westell Technologies, Class A —	6,175

2,303	Wright Express — ▼	107,965

1,883	XO Group —	17,380

1,981	X-Rite —	8,934

1,845	Xyratex ▼	25,166

244	Zillow — ▼	7,244

3,862	Zix —	9,578

947	Zygo —	14,527
	Total Information Technology	11,276,563
	Materials – 4.1%

1,839	A. Schulman	38,821

981	A.M. Castle & Company	13,430

318	AEP Industries —	8,596

1,453	AMCOL International ▼	43,866

1,332	American Vanguard ▼	16,477

1,721	Balchem	63,453

6,216	Boise —	37,607

2,378	Buckeye Technologies ▼	71,911

3,367	Calgon Carbon —	53,704

3,074	Century Aluminum — ▼	34,306

Nuveen Investments	83

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Materials (continued)

5,741	Chemtura —	$69,696

1,430	Clearwater Paper —	47,376

5,337	Coeur d’Alene Mines —	136,467

647	Deltic Timber ▼	43,795

2,652	Eagle Materials	54,578

2,214	Endeavour International — ▼	20,546

5,160	Ferro —	33,385

3,812	Flotek Industries — ▼	28,361

1,080	FutureFuel ▼	12,204

4,071	General Moly — ▼	14,004

2,024	Georgia Gulf — ▼	36,634

3,003	Glatfelter	45,045

3,756	Globe Specialty Metals	62,613

1,644	Gold Resource ▼	36,990

1,637	Golden Minerals — ▼	11,475

15,413	Golden Star Resources — ▼	30,672

9,528	Graphic Packaging Holding —	42,114

2,947	H.B. Fuller	63,331

339	Handy & Harman —	4,068

531	Hawkins ▼	20,327

727	Haynes International —	42,522

3,582	Headwaters —	6,304

16,642	Hecla Mining — ▼	104,345

2,614	Horsehead Holding — ▼	22,690

1,294	Innophos Holdings	56,923

1,413	Innospec	42,673

5,030	Jaguar Mining — ▼	26,156

955	Kaiser Aluminum ▼	44,369

2,329	Kapstone Paper & Packaging —	38,196

415	KMG Chemicals	6,034

1,212	Koppers Holdings ▼	40,105

1,902	Kraton Performance Polymers —	37,431

1,601	Landec —	9,942

7,877	Louisiana-Pacific —	52,382

1,094	LSB Industries —	38,760

1,217	Materion —	32,178

678	Metals USA Holdings —	7,383

5,031	Midway Gold — ▼	10,565

1,089	Minerals Technologies ▼	59,721

1,888	Myers Industries	23,071

859	Neenah Paper	14,174

538	NewMarket ▼	104,447

381	NL Industries	5,540

1,355	Noranda Aluminum Holding —	12,547

4,751	Olin	89,604

84	Nuveen Investments

Shares	Description ▲	Value

	Materials (continued)

552	Olympic Steel	$11,288

1,849	OM Group —	53,455

2,674	Omnova Solutions —	11,846

6,982	Paramount Gold & Silver — ▼	18,572

5,566	PolyOne	62,284

751	Quaker Chemical	26,127

1,449	Revett Minerals —	6,100

1,799	RTI International Metals — ▼	47,476

1,070	Schweitzer-Mauduit International	75,242

2,896	Sensient Technologies	107,036

1,777	Spartech	7,215

475	Stepan ▼	36,713

6,142	Stillwater Mining — ▼	69,773

1,775	STR Holdings — ▼	15,176

512	Suncoke Energy — ▼	6,462

1,357	Texas Industries ▼	40,710

9,105	Thompson Creek Metals — ▼	64,919

791	TPC Group —	15,717

1,586	U.S. Energy —	4,964

154	United States Lime & Minerals —	8,470

424	Universal Stainless & Alloy —	15,964

6,089	US Gold — ▼	27,644

871	Verso Paper —	1,594

4,110	Vista Gold — ▼	14,837

2,909	Wausau-Mosinee Paper	21,818

3,426	Worthington Industries ▼	59,201

1,321	Zagg — ▼	17,820

1,288	Zep	19,629

1,693	Zoltek Companies —	12,274
	Total Materials	3,004,240
	Telecommunication Services – 0.8%

3,702	8x8 — ▼	13,920

1,384	Abovenet	82,140

2,694	Alaska Communications Systems Group ▼	19,047

543	Atlantic Tele-Network	20,607

334	Boingo Wireless — ▼	2,555

1,617	Cbeyond — ▼	13,324

12,245	Cincinnati Bell —	39,429

2,741	Cogent Communications Group — ▼	43,993

1,559	Consolidated Communications Holdings	29,434

1,248	Fairpoint Communications — ▼	6,702

2,398	General Communication, Class A —	22,661

12,635	GlobalStar — ▼	8,971

773	HickoryTech	8,627

839	IDT, Class B ▼	9,648

Nuveen Investments	85

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Telecommunication Services (continued)

1,775	inContact —	$7,348

2,598	Iridium Communications — ▼	16,523

3,641	Leap Wireless International — ▼	25,305

2,002	Neutral Tandem —	21,101

1,751	NTELOS Holdings	33,304

7,471	PAETEC Holding —	40,941

9,012	Pendrell — ▼	22,350

3,058	Premiere Global Services —	27,705

1,376	Shenandoah Telecommunications ▼	18,659

813	SureWest Communications	9,325

2,484	Towerstream —	7,154

1,275	USA Mobility	16,664

8,263	Vonage Holdings —	27,681
	Total Telecommunication Services	595,118
	Utilities – 3.3%

1,900	Allete	75,069

1,079	American States Water	37,700

379	Artesian Resources	6,898

4,021	Atlantic Power ▼	54,283

3,435	Avista	87,421

2,313	Black Hills ▼	77,971

700	Cadiz — ▼	6,727

2,491	California Water Service Group	46,258

776	Central Vermont Public Service	27,447

921	CH Energy Group	50,848

568	Chesapeake Utilities	24,078

3,629	Cleco ▼	133,801

490	Connecticut Water Service	13,103

845	Consolidated Water	7,842

6,084	Dynegy —	22,328

2,511	El Paso Electric —	80,427

2,417	Empire District Electric	48,267

839	Genie Energy —	6,964

2,954	IDACORP	119,283

1,296	Laclede Group	51,996

1,408	MGE Energy	61,445

929	Middlesex Water Company	17,605

2,394	New Jersey Resources	112,566

2,672	Nicor ▼	150,300

1,543	Northwest Natural Gas ▼	72,089

2,161	NorthWestern	74,446

1,070	Ormat Technologies ▼	20,319

275	Pennichuck	7,824

4,279	Piedmont Natural Gas ▼	139,880

5,166	PNM Resources	92,885

86	Nuveen Investments

Shares	Description ▲	Value

	Utilities (continued)

4,490	Portland General Electric	$110,185

840	SJW ▼	19,555

1,733	South Jersey Industries ▼	97,585

2,733	Southwest Gas	107,899

3,011	UIL Holdings ▼	102,615

2,171	UniSource Energy Holding ▼	80,935

641	Unitil	17,095

2,968	WGL Holdings	127,060

695	York Water ▼	11,815
	Total Utilities	2,402,814
	Total Common Stocks (cost $56,397,887)	65,947,793

Shares	Description ▲	Value
	RIGHTS – 0.0%

1,493	Gerber Scientific	$—
	Total Rights (cost $0)	—

Shares	Description ▲	Value
	WARRANTS – 0.0%

644	Magnum Hunter Resources	$524
	Total Warrants (cost $0)	524

Shares	Description ▲	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING

	Money Market Funds – 43.8%

31,808,741	Mount Vernon Securities Lending Prime Portfolio, 0.200% Ω †	$31,808,741
	Total Investments Purchased With Collateral From Securities Lending (cost $31,808,741)	31,808,741

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 9.5%

	Money Market Funds – 8.2%

5,980,700	First American Treasury Obligations Fund, 0.000% Ω	$5,980,700
	U.S. Treasury Obligation – 1.3%

	U.S. Treasury Bill

$920	0.022%, 03/01/2012 ☐	919,932
	Total Short-Term Investments (cost $6,900,638)	6,900,632
	Total Investments (cost $95,107,266) – 144.0%	104,657,690
	Other Assets Less Liabilities – (44.0)% ¯	(31,962,611)
	Net Assets – 100.0%	$72,695,079

Investments in Derivatives at October 31, 2011:

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index	Long	90	12/11	$6,653,700	$428,175

Nuveen Investments	87

Portfolio of Investments

Nuveen Small Cap Index Fund (continued)

October 31, 2011

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

▼	Investment, or portion of investment, is out on loan for securities lending.

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, Investment categorized as Level 3. See Notes to Financial Statements Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is the annualized effective yield as of October 31, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

¯	Other Assets Less Liabilities includes Value and/or the Net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at October 31 2011.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

88	Nuveen Investments

Statement of Assets & Liabilities

October 31, 2011 (all dollars and shares are rounded to thousands (000), except for per share data)

	Equity Index	Mid Cap Index	Small Cap Index
Assets
Investments, at value (cost $469,685, $275,209 and $63,298, respectively)	$745,078	$307,613	$72,849
Investments purchased with collateral from securities lending (at cost, which approximates value)	190,918	96,167	31,809
Cash	3	—	18
Receivables:
Dividends	832	142	27
Due from broker	19	9	11
From Adviser	—	—	12
Investments sold	—	300	5
Shares sold	379	674	137
Other assets	37	52	45
Total assets	937,266	404,957	104,913
Liabilities
Payables:
Collateral from securities lending program	190,918	96,167	31,809
Investments purchased	—	294	5
Shares redeemed	1,640	161	66
Variation margin on futures contracts	1,280	668	184
Accrued expenses:
Management fees	67	35	—
12b-1 distribution and service fees	41	42	9
Other	412	198	145
Total liabilities	194,358	97,565	32,218
Net assets	$742,908	$307,392	$72,695
Class A Shares
Net assets	$119,172	$68,856	$19,406
Shares outstanding	5,559	5,350	1,861
Net asset value and offering price per share	$21.44	$12.87	$10.43
Class B Shares
Net assets	$4,227	N/A	N/A
Shares outstanding	200	N/A	N/A
Net asset value and offering price per share	$21.10	N/A	N/A
Class C Shares
Net assets	$8,261	$3,302	$1,330
Shares outstanding	389	264	133
Net asset value and offering price per share	$21.24	$12.51	$10.02
Class R3 Shares(1)
Net assets	$14,218	$65,060	$11,824
Shares outstanding	664	5,113	1,162
Net asset value and offering price per share	$21.40	$12.73	$10.18
Class I Shares(1)
Net assets	$597,030	$170,174	$40,135
Shares outstanding	27,857	13,168	3,837
Net asset value and offering price per share	$21.43	$12.92	$10.46
Net assets consist of:
Capital paid-in	$426,854	$263,366	$63,881
Undistributed (Over-distribution of) net investment income	2,136	886	256
Accumulated net realized gain (loss)	37,265	9,230	(1,421)
Net unrealized appreciation (depreciation)	276,653	33,910	9,979
Net assets	$742,908	$307,392	$72,695
Authorized shares	$2 billion	$2 billion	$2 billion
Par value per share	$0.0001	$0.0001	$0.0001
N/A	- Mid Cap Index and Small Cap Index do not offer Class B Shares.
(1)	- Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	89

Statement of Operations (all dollars are rounded to thousands (000))

Year Ended October 31, 2011

	Equity Index	Mid Cap Index	Small Cap Index
Dividend income from affiliated investments(1)	$7	$—	$—
Dividend income from unaffiliated investments	16,540	3,212	862
Interest income from affiliated investments(1)	5	2	—
Interest income from unaffiliated investments	17	9	3
Securities lending income	149	102	103
Total investment income	16,718	3,325	968
Expenses
Management fees	2,263	958	260
12b-1 service fees – Class A	310	142	41
12b-1 distribution and service fees – Class B	58	N/A	N/A
12b-1 distribution and service fees – Class C	89	35	17
12b-1 distribution and service fees – Class R3(2)	75	239	40
Administration fees(1)	347	110	42
Shareholders’ servicing agent fees and expenses	717	248	92
Custodian’s fees and expenses	149	70	115
Directors’ fees and expenses	22	11	6
Professional fees	29	29	29
Shareholders’ reports – printing and mailing expenses	136	63	26
Federal and state registration fees	80	83	72
Other expenses	3	14	23
Total expenses before expense reimbursement	4,278	2,002	763
Expense reimbursement	(653)	(111)	(243)
Net expenses	3,625	1,891	520
Net investment income (loss)	13,093	1,434	448
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments(1)	8	—	—
Unaffiliated investments	58,391	13,742	4,825
Redemptions-in-kind	—	12,782	—
Futures contracts	5,310	(65)	122
Change in net unrealized appreciation (depreciation) of:
Investments	(3,757)	(7,925)	(1,256)
Futures contracts	(1,853)	653	143
Net realized and unrealized gain (loss)	58,099	19,187	3,834
Net increase (decrease) in net assets from operations	$71,192	$20,621	$4,282
N/A	- Mid Cap Index and Small Cap Index do not offer Class B Shares.
(1)	- For the period November 1, 2010 through December 31, 2010.
(2)	- Effective January 18, 2011, Class R Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares.

See accompanying notes to financial statements.

90	Nuveen Investments

Statement of Changes in Net Assets

(all dollars are rounded to thousands (000))

	Equity Index		Mid Cap Index		Small Cap Index
	Year Ended 10/31/11	Year Ended 10/31/10	Year Ended 10/31/11	Year Ended 10/31/10	Year Ended 10/31/11	Year Ended 10/31/10
Operations
Net investment income (loss)	$13,093	$14,952	$1,434	$2,358	$448	443
Net realized gain (loss) from:
Investments	58,399	66,782	13,742	7,279	4,825	1,593
Redemptions in-kind	—	—	12,782	—	—	—
Futures contracts	5,310	408	(65)	3,002	122	611
Change in net unrealized appreciation (depreciation) of:
Investments	(3,757)	55,675	(7,925)	42,257	(1,256)	11,124
Futures contracts	(1,853)	3,479	653	1,350	143	608
Net increase (decrease) in net assets from operations	71,192	141,296	20,621	56,246	4,282	14,379
Distributions to Shareholders
From net investment income:
Class A	(1,490)	(1,712)	(256)	(181)	(80)	(59)
Class B	(24)	(58)	N/A	N/A	N/A	N/A
Class C	(40)	(60)	—	(2)	—	—
Class R3(1)	(139)	(145)	(148)	(77)	(22)	(15)
Class I(1)	(9,732)	(13,280)	(1,447)	(1,705)	(383)	(344)
From accumulated net realized gains:
Class A	(7,601)	(251)	—	—	—	—
Class B	(448)	(21)	N/A	N/A	N/A	N/A
Class C	(543)	(19)	—	—	—	—
Class R3(1)	(994)	(23)	—	—	—	—
Class I(1)	(46,368)	(1,734)	—	—	—	—
Decrease in net assets from distributions to shareholders	(67,379)	(17,303)	(1,851)	(1,965)	(485)	(418)
Fund Share Transactions
Proceeds from sale of shares	107,954	110,513	151,236	70,738	31,404	16,787
Proceeds from shares issued to shareholders due to reinvestment of distributions	47,058	10,199	994	1,085	265	211
	155,012	120,712	152,230	71,823	31,669	16,998
Cost of shares redeemed	(313,869)	(318,509)	(97,192)	(58,681)	(29,057)	(20,335)
Cost of redemptions in-kind	—	—	(35,015)	—	—	—
Net increase (decrease) in net assets from Fund share transactions	(158,857)	(197,797)	20,023	13,142	2,612	(3,337)
Net increase (decrease) in net assets	(155,044)	(73,804)	38,793	67,423	6,409	10,624
Net assets at the beginning of period	897,952	971,756	268,599	201,176	66,286	55,662
Net assets at the end of period	$742,908	$897,952	$307,392	$268,599	$72,695	$66,286
Undistributed (Over-distribution of) net investment income at the end of period	$2,136	$619	$886	$1,302	$256	$294
N/A	- Mid Cap Index and Small Cap Index do not offer Class B Shares.

(1)	- Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	91

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

EQUITY INDEX
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
CLASS A (12/92)
2011	$21.51	$.30	$1.26	$1.56	$(.26)	$(1.37)	$(1.63)	$21.44
2010	18.86	.29	2.70	2.99	(.30)	(.04)	(.34)	21.51
2009	17.61	.34	1.27	1.61	(.36)	—	(.36)	18.86
2008	28.67	.42	(10.57)	(10.15)	(.38)	(.53)	(.91)	17.61
2007	25.80	.37	3.16	3.53	(.36)	(.30)	(.66)	28.67
CLASS B (8/94)
2011	21.19	.14	1.24	1.38	(.10)	(1.37)	(1.47)	21.10
2010	18.58	.13	2.66	2.79	(.14)	(.04)	(.18)	21.19
2009	17.35	.22	1.25	1.47	(.24)	—	(.24)	18.58
2008	28.27	.24	(10.42)	(10.18)	(.21)	(.53)	(.74)	17.35
2007	25.47	.17	3.11	3.28	(.18)	(.30)	(.48)	28.27
CLASS C (2/99)
2011	21.32	.13	1.26	1.39	(.10)	(1.37)	(1.47)	21.24
2010	18.70	.13	2.67	2.80	(.14)	(.04)	(.18)	21.32
2009	17.46	.21	1.26	1.47	(.23)	—	(.23)	18.70
2008	28.45	.24	(10.48)	(10.24)	(.22)	(.53)	(.75)	17.46
2007	25.62	.17	3.14	3.31	(.18)	(.30)	(.48)	28.45
CLASS R3 (9/01)(e)
2011	21.47	.25	1.26	1.51	(.21)	(1.37)	(1.58)	21.40
2010	18.83	.23	2.70	2.93	(.25)	(.04)	(.29)	21.47
2009	17.58	.29	1.28	1.57	(.32)	—	(.32)	18.83
2008	28.63	.35	(10.54)	(10.19)	(.33)	(.53)	(.86)	17.58
2007	25.77	.29	3.17	3.46	(.30)	(.30)	(.60)	28.63
CLASS I (2/94)(e)
2011	21.50	.36	1.26	1.62	(.32)	(1.37)	(1.69)	21.43
2010	18.86	.34	2.69	3.03	(.35)	(.04)	(.39)	21.50
2009	17.61	.38	1.27	1.65	(.40)	—	(.40)	18.86
2008	28.66	.48	(10.56)	(10.08)	(.44)	(.53)	(.97)	17.61
2007	25.79	.44	3.16	3.60	(.43)	(.30)	(.73)	28.66

92	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

7.41%	$119,172	.70%	1.29%	.62%	1.37%	2%
15.94	119,761	.79	1.23	.61	1.41	4
9.51	115,213	.79	1.86	.62	2.03	10
(36.35)	114,654	.78	1.58	.62	1.74	4
13.93	213,957	.76	1.23	.62	1.37	4

6.60	4,227	1.45	.55	1.37	.63	2
15.07	7,351	1.54	.49	1.36	.67	4
8.69	9,822	1.54	1.16	1.37	1.33	10
(36.82)	12,856	1.53	.83	1.37	.99	4
13.05	31,343	1.51	.49	1.37	.63	4

6.61	8,261	1.45	.55	1.37	.62	2
15.05	8,651	1.54	.48	1.36	.66	4
8.69	8,661	1.54	1.14	1.37	1.31	10
(36.83)	9,784	1.53	.83	1.37	.99	4
13.09	19,585	1.51	.48	1.37	.62	4

7.15	14,218	.95	1.06	.87	1.13	2
15.63	12,979	1.04	.97	.86	1.15	4
9.27	10,915	1.04	1.56	.87	1.73	10
(36.51)	9,463	1.03	1.33	.87	1.49	4
13.65	7,230	1.01	.93	.87	1.07	4

7.68	597,030	.45	1.55	.37	1.63	2
16.18	749,210	.54	1.48	.36	1.66	4
9.78	827,145	.54	2.14	.37	2.31	10
(36.18)	954,582	.53	1.83	.37	1.99	4
14.22	1,714,008	.51	1.48	.37	1.62	4
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	93

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MID CAP INDEX
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (11/99)
2011	$11.98	$.05	$.92	$.97	$(.08)	$—	$(.08)	$12.87
2010	9.52	.09	2.45	2.54	(.08)	—	(.08)	11.98
2009	8.83	.09	1.27	1.36	(.07)	(.60)	(.67)	9.52
2008	15.69	.13	(5.30)	(5.17)	(.10)	(1.59)	(1.69)	8.83
2007	14.25	.15	2.08	2.23	(.13)	(.66)	(.79)	15.69
Class C (9/01)
2011	11.67	(.05)	.89	.84	—	—	—	12.51
2010	9.28	.01	2.39	2.40	(.01)	—	(.01)	11.67
2009	8.64	.04	1.23	1.27	(.03)	(.60)	(.63)	9.28
2008	15.41	.04	(5.19)	(5.15)	(.03)	(1.59)	(1.62)	8.64
2007	14.03	.04	2.03	2.07	(.03)	(.66)	(.69)	15.41
Class R3 (11/00)(e)
2011	11.86	.01	.92	.93	(.06)	—	(.06)	12.73
2010	9.43	.06	2.43	2.49	(.06)	—	(.06)	11.86
2009	8.76	.07	1.26	1.33	(.06)	(.60)	(.66)	9.43
2008	15.60	.10	(5.27)	(5.17)	(.08)	(1.59)	(1.67)	8.76
2007	14.19	.11	2.07	2.18	(.11)	(.66)	(.77)	15.60
Class I (11/99)(e)
2011	12.03	.08	.91	.99	(.10)	—	(.10)	12.92
2010	9.55	.12	2.46	2.58	(.10)	—	(.10)	12.03
2009	8.84	.12	1.27	1.39	(.08)	(.60)	(.68)	9.55
2008	15.70	.17	(5.31)	(5.14)	(.13)	(1.59)	(1.72)	8.84
2007	14.27	.19	2.07	2.26	(.17)	(.66)	(.83)	15.70

94	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

8.07%	$68,856	.79%	.32%	.75%	.36%	23%
26.79	36,499	.86	.70	.74	.82	8
17.53	22,766	.92	.98	.75	1.15	18
(36.46)	11,374	.84	.94	.74	1.04	15
16.32	17,868	.81	.96	.75	1.02	15

7.20	3,302	1.53	(.42)	1.50	(.39)	23
25.86	3,100	1.61	(.05)	1.49	.07	8
16.68	2,766	1.67	.31	1.50	.48	18
(36.91)	3,101	1.58	.20	1.48	.30	15
15.39	5,287	1.56	.22	1.50	.28	15

7.83	65,060	1.04	.07	1.00	.11	23
26.48	26,458	1.11	.44	.99	.56	8
17.29	12,212	1.17	.72	1.00	.89	18
(36.66)	8,157	1.10	.70	1.00	.80	15
16.01	5,913	1.06	.72	1.00	.78	15

8.23	170,174	.53	.59	.50	.63	23
27.13	202,542	.61	.95	.49	1.07	8
17.92	163,432	.67	1.30	.50	1.47	18
(36.31)	177,038	.59	1.19	.49	1.29	15
16.52	333,784	.56	1.23	.50	1.29	15
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	95

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL CAP INDEX
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/98)
2011	$9.89	$.05	$.55	$.60	$(.06)	$—	$(.06)	$10.43
2010	7.90	.05	1.99	2.04	(.05)	—	(.05)	9.89
2009	8.91	.06	.27	.33	(.07)	(1.27)	(1.34)	7.90
2008	15.37	.13	(4.88)	(4.75)	(.10)	(1.61)	(1.71)	8.91
2007	16.23	.14	1.13	1.27	(.12)	(2.01)	(2.13)	15.37
Class C (9/01)
2011	9.52	(.03)	.53	.50	—	—	—	10.02
2010	7.62	(.02)	1.92	1.90	—	—	—	9.52
2009	8.66	.01	.26	.27	(.04)	(1.27)	(1.31)	7.62
2008	15.02	.04	(4.76)	(4.72)	(.03)	(1.61)	(1.64)	8.66
2007	15.92	.03	1.10	1.13	(.02)	(2.01)	(2.03)	15.02
Class R3 (12/98)(e)
2011	9.66	.03	.53	.56	(.04)	—	(.04)	10.18
2010	7.73	.03	1.94	1.97	(.04)	—	(.04)	9.66
2009	8.76	.04	.26	.30	(.06)	(1.27)	(1.33)	7.73
2008	15.16	.10	(4.81)	(4.71)	(.08)	(1.61)	(1.69)	8.76
2007	16.04	.11	1.11	1.22	(.09)	(2.01)	(2.10)	15.16
Class I (12/98)(e)
2011	9.91	.08	.55	.63	(.08)	—	(.08)	10.46
2010	7.91	.07	2.00	2.07	(.07)	—	(.07)	9.91
2009	8.92	.09	.25	.34	(.08)	(1.27)	(1.35)	7.91
2008	15.37	.16	(4.88)	(4.72)	(.12)	(1.61)	(1.73)	8.92
2007	16.23	.18	1.13	1.31	(.16)	(2.01)	(2.17)	15.37

96	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

6.03%	$19,406	1.17%	.15%	.83%	.50%	14%
25.91	12,667	1.49	(.15)	.79	.55	12
6.34	8,591	1.66	.03	.82	.87	22
(34.15)	6,043	1.31	.60	.82	1.09	19
8.56	9,109	1.12	.63	.83	.92	12

5.25	1,330	1.90	(.58)	1.58	(.26)	14
24.93	1,645	2.24	(.90)	1.54	(.20)	12
5.60	1,380	2.41	(.67)	1.57	.17	22
(34.67)	1,531	2.06	(.15)	1.57	.34	19
7.78	2,916	1.87	(.12)	1.58	.17	12

5.79	11,824	1.44	(.12)	1.08	.24	14
25.55	4,795	1.74	(.40)	1.04	.30	12
6.08	2,512	1.91	(.29)	1.07	.55	22
(34.33)	1,121	1.57	.38	1.08	.87	19
8.34	703	1.37	.43	1.08	.71	12

6.33	40,135	.90	.42	.58	.75	14
26.22	47,179	1.24	.10	.54	.80	12
6.50	43,179	1.41	.35	.57	1.19	22
(33.95)	54,932	1.06	.84	.57	1.33	19
8.84	114,343	.87	.87	.58	1.16	12
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	97

Notes to Financial Statements (all dollars and shares are rounded to thousands (000))

1. General Information and Significant Accounting Policies

General Information

On July 28, 2010, U.S. Bancorp, the indirect parent company of FAF Advisors, Inc. (“FAF Advisors”), known as U.S. Bancorp Asset Management, Inc. (“USBAM”) effective January 1, 2011, entered into an agreement to sell a portion of FAF Advisors’ asset management business to Nuveen Investments, Inc. (“Nuveen”). Included in the sale was the part of FAF Advisors’ asset management business that advises the funds included in this report. The sale closed on December 31, 2010 (the “Sale”).

In connection with the Sale, the funds’ Board of Directors was asked to consider and approve new investment advisory agreements for the funds with Nuveen Asset Management, a wholly-owned subsidiary of Nuveen. The new investment advisory agreements for each fund were submitted to the funds’ shareholders for approval and took effect on January 1, 2011. Effective January 1, 2011, the funds’ adviser, Nuveen Asset Management, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the funds’ sub-adviser, and the funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the funds from each fund’s management fee.

There was no change in the funds’ investment objectives or policies as a result of the Sale. The Sale did result in a change to each fund’s name effective January 1, 2011.

Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors were renamed Class R3 and Class I Shares, respectively.

The funds’ Board of Directors also approved new distribution agreements with Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen. Effective April 30, 2011, Nuveen Investments, LLC changed its name to Nuveen Securities, LLC.

First American Investment Funds, Inc., known as Nuveen Investment Funds, Inc. effective April 4, 2011 (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Equity Index Fund (“Equity Index”) formerly known as First American Equity Index Fund, Nuveen Mid Cap Index Fund (“Mid Cap Index”) formerly known as First American Mid Cap Index Fund and Nuveen Small Cap Index Fund (“Small Cap Index”) formerly known as First American Small Cap Index Fund (each a “Fund” and collectively, the “Funds”), among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

Equity Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s 500 Index (S&P 500 Index). Mid Cap Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400 Composite Index (S&P MidCap 400 Index). Small Cap Index’s investment objective is to provide investment results that correspond to the performance of the Russell 2000 Index.

Each Fund generally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in each Fund’s corresponding index. Each Fund also may invest in stock index futures contracts, options on stock indices and options on stock index futures (“derivatives”) on each Fund’s corresponding index. Each Fund may make these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Fund assets devoted to replicating the composition of each Fund’s corresponding index and to reduce transaction costs.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In

98	Nuveen Investments

pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Futures contracts are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Mid Cap Index and Small Cap Index and declared and distributed to shareholders quarterly for Equity Index. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Mid Cap Index and Small Cap Index receive substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, Real Estate Securities must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund shareholder may represent a return of capital.

Nuveen Investments	99

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Futures Contracts

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended October 31, 2011, Equity Index invested in S&P 500 Index futures to convert cash into the equivalent of an S&P 500 Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. Mid Cap Index invested in S&P Mid 400 Index futures to convert cash into the equivalent of an S&P Mid 400 Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. Small Cap Index invested in Russell 2000 Index futures to convert cash into the equivalent of a Russell 2000 Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index.

The average number of futures contracts outstanding during the fiscal year ended October 31, 2011, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Average number of futures contracts outstanding*	119	235	67
*	The average number of outstanding contracts is calculated based on the outstanding number of contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contracts activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

100	Nuveen Investments

Interfund Lending Program

During the period November 1, 2010 through December 31, 2010, pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies in the First American Funds family, were allowed to participate in an interfund lending program. This program provided an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating funds. The Funds did not have any interfund lending transactions during the period November 1, 2010 through December 31, 2010. The exemptive order terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Fund’s policy is to receive collateral from the borrower in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. If the value of the securities on loan increases [such that the level of collateralization falls below 102%], additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”) serves as the securities lending agent for the Funds in transactions involving the lending of portfolio securities on behalf of the Funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the SEC.

During the fiscal year ended October 31, 2011, U.S. Bank, as the securities lending agent, received fees that equaled up to 25% of each Fund’s net income from securities lending transactions through December 31, 2010, and 20% of such net income thereafter. U.S. Bank paid half of such fees to USBAM for certain securities lending services provided by USBAM. Collateral for securities on loan was invested in a money market fund administered by USBAM, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities. USBAM received an administration fee equal to .02% of each Fund’s average daily net assets invested in the money market fund.

Income from securities lending, net of fees paid to U.S. Bank, is recognized on the Statement of Operations as “Securities lending income.” Securities lending fees paid to U.S. Bank by each Fund during the fiscal year ended October 31, 2011, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Securities lending fees paid	$38	$27	$27

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs, (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	101

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of October 31, 2011:

Equity Index	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$692,976	$—	$—	$692,976
Money Market Funds*	190,918	—	—	190,918
Short-Term Investments	45,703	6,399	—	52,102
Derivatives:
Futures Contracts**	1,260	—	—	1,260
Total	$930,857	$6,399	$—	$937,256
*	Represents the Fund’s investments purchased with collateral from securities lending.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Mid Cap Index	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$280,843	$—	$—	***	$280,843
Money Market Funds*	96,167	—	—		96,167
Short-Term Investments	24,620	2,150	—		26,770
Derivatives:
Futures Contracts**	1,506	—	—		1,506
Total	$403,136	$2,150	$—	***	$405,286

Small Cap Index	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$65,945	$—	$3		$65,948
Rights	—	—	—	***	—	***
Warrants	—	—	1		1
Money Market Funds*	31,809	—	—		31,809
Short-Term Investments	5,980	920	—		6,900
Derivatives:
Futures Contracts**	428	—	—		428
Total	$104,162	$920	$4		$105,086
*	Represents the Fund’s investments purchased with collateral from securities lending.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Level 3 security has a market value of zero.

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

Mid Cap Index Level 3 Common Stocks
Balance at the beginning of year	$—
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	—
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	—
Balance at the end of year	$—	***
Change in net unrealized appreciation (depreciation) during the year of Level 3 securities held as of October 31, 2011	$—

102	Nuveen Investments

	Small Cap Index Level 3 Common Stocks	Small Cap Index Level 3 Rights		Small Cap Index Level 3 Warrants		Small Cap Index Level 3 Total
Balance at the beginning of year	$—	$—		$—	***	$—	***
Gains (losses):
Net realized gains (losses)	—	—		—		—
Net change in unrealized appreciation (depreciation)	—	—		1		1
Purchases at cost	—	—		—		—
Sales at proceeds	—	—		—		—
Net discounts (premiums)	—	—		—		—
Transfers in to	3	—		—		3
Transfers out of	—	—		—		—
Balance at the end of year	$3	$—	***	$1		$4
Change in net unrealized appreciation (depreciation) during the year of Level 3 securities held as of October 31, 2011	$(102)	$—		$1		$(101)
***	Level 3 security has a market value of zero.

During the fiscal ended October 31, 2011, the Fund recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of October 31, 2011, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Equity Index
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$1,260	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$—

Mid Cap Index
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$1,506	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$—

Small Cap Index
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$428	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$—
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

Nuveen Investments	103

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts	Equity Index	Mid Cap Index	Small Cap Index
Risk Exposure
Equity	$5,310	$(65)	$122

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Equity Index	Mid Cap Index	Small Cap Index
Risk Exposure
Equity	$(1,853)	$653	$143

4. Fund Shares

Transactions in Fund shares were as follows:

	Equity Index
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	817	$17,731	684	$13,953
Class B	—	4	2	45
Class C	37	807	31	641
Class R3(1)	874	18,843	236	4,795
Class I(1)	3,254	70,570	4,435	91,079
Shares issued to shareholders due to reinvestment of distributions:
Class A	412	8,777	92	1,881
Class B	22	461	4	77
Class C	25	526	4	72
Class R3(1)	53	1,132	8	168
Class I(1)	1,697	36,161	390	8,001
	7,191	155,012	5,886	120,712
Shares redeemed:
Class A	(1,238)	(27,110)	(1,316)	(26,818)
Class B	(169)	(3,678)	(188)	(3,779)
Class C	(79)	(1,706)	(92)	(1,866)
Class R3(1)	(868)	(18,864)	(219)	(4,447)
Class I(1)	(11,942)	(262,511)	(13,840)	(281,599)
	(14,296)	(313,869)	(15,655)	(318,509)
Net increase (decrease)	(7,105)	$(158,857)	(9,769)	$(197,797)

	Mid Cap Index
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,593	$47,969	1,393	$15,229
Class C	77	1,029	46	476
Class R3(1)	4,088	53,834	1,489	16,123
Class I(1)	3,631	48,404	3,623	38,910
Shares issued to shareholders due to reinvestment of distributions:
Class A	19	243	16	169
Class C	—	—	—	2
Class R3(1)	11	148	7	77
Class I(1)	46	603	79	837
	11,465	152,230	6,653	71,823
Shares redeemed:
Class A	(1,307)	(17,153)	(754)	(8,091)
Class C	(79)	(1,003)	(78)	(821)
Class R3(1)	(1,218)	(16,165)	(561)	(6,053)
Class I(1)	(4,679)	(62,871)	(3,976)	(43,716)
Class I(1)-in-kind	(2,671)	(35,015)	—	—
	(9,954)	(132,207)	(5,369)	(58,681)
Net increase (decrease)	1,511	$20,023	1,284	$13,142
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

104	Nuveen Investments

	Small Cap Index
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,149	$12,460	562	$4,995
Class C	25	266	15	131
Class R3(1)	1,009	10,725	275	2,425
Class I(1)	737	7,953	1,017	9,236
Shares issued to shareholders due to reinvestment of distributions:
Class A	7	77	6	56
Class C	—	—	—	—
Class R3(1)	2	22	2	15
Class I(1)	15	166	16	140
	2,944	31,669	1,893	16,998
Shares redeemed:
Class A	(576)	(6,079)	(375)	(3,387)
Class C	(65)	(661)	(23)	(200)
Class R3(1)	(346)	(3,648)	(106)	(942)
Class I(1)	(1,673)	(18,669)	(1,730)	(15,806)
	(2,660)	(29,057)	(2,234)	(20,335)
Net increase (decrease)	284	$2,612	(341)	$(3,337)
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Class B Shares that converted to Class A Shares (reflected above as a component of Class A Shares sold and Class B Shares redeemed) during the fiscal years ended October 31, 2011 and October 31, 2010, were as follows:

Fund	Year Ended 10/31/11	Year Ended 10/31/10
Equity Index	115	126

5. Investment Transactions

Purchases and sales (excluding investments purchased with collateral from securities lending, short-term investments and derivative transactions) during the fiscal year ended October 31, 2011, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Purchases	$16,828	$72,864	$11,220
Sales	231,202	63,490	9,919

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Cost of investments	$675,272	$372,227	$95,489
Gross unrealized:
Appreciation	328,144	59,145	19,706
Depreciation	(67,420)	(27,592)	(10,537)
Net unrealized appreciation (depreciation) of investments	$260,724	$31,553	$9,169

Nuveen Investments	105

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Permanent differences, primarily due to tax equalization, redemption in-kind, distribution reclass and REIT adjustments, resulted in reclassifications among the Funds’ components of net assets at October 31, 2011, the Funds’ tax year-end, as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Capital paid-in	$7,943	$14,733	$—
Undistributed (Over-distribution of) net investment income	(151)	—	(18)
Accumulated net realized gain (loss)	(7,792)	(14,733)	18

The tax components of undistributed net ordinary income and net long-term capital gains at October 31, 2011, the Funds’ tax year end, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Undistributed ordinary income*	$3,409	$1,291	$264
Undistributed net long-term capital gains	51,935	11,191	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2011 and October 31, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Equity Index	Mid Cap Index	Small Cap Index
Distributions from net ordinary income*	$14,500	$1,851	$485
Distributions from net long-term capital gains	52,878	—	—

2010	Equity Index	Mid Cap Index	Small Cap Index
Distributions from net ordinary income*	$15,255	$1,965	$418
Distributions from net long-term capital gains	2,048	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At October 31, 2011, the Funds’ tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Small Cap Index
Expiration year:
October 31, 2017	$611

During the Funds’ tax year ended October 31, 2011, the following Funds utilized their capital loss carryforwards as follows:

	Mid Cap Index	Small Cap Index
Utilized capital loss carryforwards	$251	$5,035

7. Management Fees and Other Transactions with Affiliates

Investment Advisory Fees

During the period November 1, 2010 through December 31, 2010, pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors managed each Fund’s assets and furnished related office facilities, equipment, research, and personnel. The Agreement required each Fund to pay FAF Advisors a monthly advisory fee, on an annual basis, equal to each Fund’s average daily net assets as follows:

Fund	Advisory Fee Rate
Equity Index	.2500%
Mid Cap Index	.2500
Small Cap Index	.4000

Effective January 1, 2011, pursuant to a new investment advisory agreement (the “New Agreement”), the Funds’ new investment adviser is Nuveen Fund Advisors. Under the New Agreement, each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

106	Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Equity Index Fund-Level Fee Rate	Mid Cap Index Fund-Level Fee Rate	Small Cap Index Fund-Level Fee Rate
For the first $125 million	.1000%	.1500%	.1500%
For the next $125 million	.0875%	.1375%	.1375%
For the next $250 million	.0750%	.1250%	.1250%
For the next $500 million	.0625%	.1125%	.1125%
For the next $1 billion	.0500%	.1000%	.1000%
For net assets over $2 billion	.0250%	.0750%	.0750%

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996%
$57 billion	.1989%
$60 billion	.1961%
$63 billion	.1931%
$66 billion	.1900%
$71 billion	.1851%
$76 billion	.1806%
$80 billion	.1773%
$91 billion	.1691%
$125 billion	.1599%
$200 billion	.1505%
$250 billion	.1469%
$300 billion	.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2011, the complex-level fee rates for each Fund was as follows:

Fund	Complex-Level Fee Rate
Equity Index	.2000%
Mid Cap Index	.1935%
Small Cap Index	.1967%

The management fee compensates Nuveen Fund Advisors for the overall investment advisory and administrative services and general office facilities it provides for the Funds. Nuveen Fund Advisors is responsible for each Fund’s overall strategy and asset allocation decisions. Effective January 1, 2011, Nuveen Fund Advisors has entered into a sub-advisory agreement with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser will be compensated for its services to the Funds from the management fees paid to Nuveen Fund Advisors.

During the period November 1, 2010 through December 31, 2010, the Funds may have invested in related money market funds that were a series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acted as the investment advisor to both the investing Funds and the related money market funds, FAF Advisors reimbursed the investing Funds an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that was attributable to the assets of the investing Funds. This reimbursement, if any, is recognized as a component of “Expense reimbursement” on the Statement of Operations and terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

Nuveen Investments	107

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

During the period November 1, 2010, through December 31, 2010, FAF Advisors agreed to contractually waive fees and reimburse other Fund expenses, so that total annual Fund operating expenses, excluding indirect fees and expenses incurred through investment in exchange traded funds and other investment companies, as a percentage of each Fund’s average daily net assets, did not exceed the following amounts:

	Equity Index	Mid Cap Index	Small Cap Index
Class A Shares	.62%	.75%	.83%
Class B Shares	1.37	N/A	N/A
Class C Shares	1.37	1.50	1.58
Class R3 Shares (1)	.87	1.00	1.08
Class I Shares (1)	.37	.50	.58
Expiration date	February 28, 2011	February 28, 2011	February 28, 2011
N/A	- Mid Cap Index and Small Cap Index do not offer Class B Shares.

(1)	- Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by, FAF Advisors, Inc. were renamed Class R3 and Class I Shares, respectively.

Effective January 1, 2011, Nuveen Fund Advisors agreed to waive fees and reimburse other Fund expenses of each Fund so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Equity Index	Mid Cap Index	Small Cap Index
Class A Shares	.62%	.75%	.83%
Class B Shares	1.37	N/A	N/A
Class C Shares	1.37	1.50	1.58
Class R3 Shares (1)	.87	1.00	1.08
Class I Shares (1)	.37	.50	.58
Expiration date	February 29, 2012	February 29, 2012	February 29, 2012
N/A	- Mid Cap Index and Small Cap Index do not offer Class B Shares.

(1)	- Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by, FAF Advisors, Inc. were renamed Class R3 and Class I Shares, respectively.

During the period November 1, 2010 through December 31, 2010, independent directors of the Funds may have participated and elected to defer receipt of part or all of their annual compensation under a deferred compensation plan (the “Plan”). Deferred amounts were treated as though equivalent dollar amounts had been invested in shares of selected First American open-end funds as designated by each director. All amounts in the Plan were 100% vested and accounts under the Plan were obligations of the Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Effective January 1, 2011, independent directors may elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Funds advised by Nuveen Fund Advisors. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Funds advised by Nuveen Fund Advisors.

Administration Fees

During the period November 1, 2010 through December 31, 2010, FAF Advisors served as the Funds’ administrator pursuant to an administration agreement between FAF Advisors and the Funds. U.S. Bancorp Fund Services, LLC (“USBFS”) served as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors was compensated to provide, or compensated other entities to provide, services to the Funds. These services included various legal, oversight, and administrative and accounting services. The Funds paid FAF Advisors administration fees, which were calculated daily and paid monthly, equal to each Fund’s pro rata share of an amount equal, on an annual basis, to .25% of the aggregate average daily net assets of all open-end funds in the First American Funds family up to $8 billion, .235% on the next $17 billion of the aggregate average daily net assets, .22% on the next $25 billion of the aggregate average daily net assets and .20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator were paid from the administration fee. In addition to these fees, the Funds may have reimbursed FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services. Effective January 1, 2011, FAF Advisors and USBFS no longer serve as the Funds’ administrator and sub-administrator, respectively, and the Funds have not entered into any new administration or sub-administration agreements.

Transfer Agent Fees

USBFS serves as the Funds’ transfer agent pursuant to a transfer agent agreement with the Trust. The Funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each Fund based upon the number of accounts within each Fund. In addition to these fees, the Funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

108	Nuveen Investments

Custodian Fees

U.S. Bank serves as the custodian for each Fund pursuant to a custodian agreement with the Trust. The custodian fee charged for each Fund is equal to an annual rate of .005% of average daily net assets. All fees are computed daily and paid monthly. Interest earned on uninvested cash balances is used to reduce a portion of each Fund’s custodian expenses. These credits, if any, are recognized as “Custodian fee credit” on the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the Funds’ custodian expenses.

Distribution and Shareholder Servicing (12b-1) Fees

During the period November 1, 2010 through December 31, 2010, Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, served as the distributor of the Funds pursuant to a distribution agreement with the Trust. Under the distribution agreement, and pursuant to a plan adopted by each Fund under Rule 12b-1 of the Investment Company Act, each Fund paid Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of .25%, 1.00%, 1.00% and .50% of each Fund’s average daily net assets of Class A, Class B, Class C and Class R Shares (renamed Class R3 Shares), respectively. No distribution or shareholder servicing fees were paid by Class Y Shares (renamed Class I Shares). These fees may have been used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities. During the period November 1, 2010 through December 31, 2010, there were no distribution and shareholder servicing fees waived by Quasar.

Effective January 1, 2011, the Funds have entered into a distribution agreement with Nuveen Securities LLC, who now serves as the Funds’ distributor. Under the new agreement, Class A Shares continue to incur a .25% annual 12b-1 service fee. Class B Shares and Class C Shares continue to incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class R3 Shares continue to incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares continue to not be subject to any sales charge or 12b-1 distribution or service fees. Annual distribution and service fees are based on average daily net assets.

During the fiscal year ended October 31, 2011, Quasar and/or Nuveen Securities, LLC collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Sales charges collected (Unaudited)	$16	$11	$2
Paid to financial intermediaries (Unaudited)	15	10	1

During the fiscal year ended October 31, 2011, Quasar and/or Nuveen Securities, LLC compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Commission advances (Unaudited)	$5	$9	$2

Quasar and/or Nuveen Securities, LLC also received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

All 12b-1 service and distribution fees collected on Class B and C Shares during the first year following a purchase were retained by Quasar and/or the Distributor to compensate for commissions advanced to financial intermediaries. During the six months ended April 30, 2011, Quasar and/or Nuveen Securities LLC retained such 12b-1 fees as follows:

	Equity Index	Mid Cap Index	Small Cap Index
12b-1 fees retained (Unaudited)	$50	$6	$2

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Other Fees and Expenses

In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each Fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. During the period November 1, 2010 through December 31, 2010, legal fees and expenses of $3 were paid to a law firm of which an Assistant Secretary of the Funds was a partner.

Contingent Deferred Sales Charges

During the period November 1, 2010 through January 17, 2011, Class A Shares of the Funds were sold with an up-front sales charge of 5.50%. Class B Shares were subject to a contingent deferred sales charge (“CDSC”) of up to 5% depending upon the length of time the shares were held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares were subject to a CDSC of 1% for twelve months. Class R Shares (renamed Class R3 Shares) and Class Y Shares (renamed Class I Shares) had no sales charge and were offered only to certain qualifying accounts and qualifying institutional investors, respectively.

Nuveen Investments	109

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Effective January 18, 2011, the Funds only issue Class A Shares for purchase by certain retirement plans and by qualifying clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their service. Class A Shares are offered to these investors at their net asset value per share with no up-front sales charge. Class A Share purchases of the Funds continue to be subject to a CDSC of 1% if redeemed within twelve months of purchase. Class B Shares continue to be subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC continues to be reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares continue to be subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares and Class I Shares continue to have no sales charge and are offered only to certain qualifying accounts and qualifying institutional investors, respectively.

Quasar and/or the Nuveen Securities, LLC also collected and retained CDSC on share redemptions during the fiscal year ended October 31, 2011, as follows:

	Equity Index	Mid Cap Index	Small Cap Index
CDSC retained (Unaudited)	$6	$1	$—

Affiliated Retirement Plan and Redemptions In-Kind

An affiliated pension plan of FAF Advisors, (the “plan”) previously offered certain funds as investment options to plan participants. As a result of a decision to no longer offer such funds as investment options, certain fund shares held in the plan were redeemed in-kind on December 20, 2010, in the amounts as follows:

Mid Cap Index	$35,015

In these transactions, the Fund paid redemption proceeds by distributing a proportionate amount of securities in their respective portfolios. Remaining shareholders in the Fund did not recognize any capital gains from the transactions.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

110	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	241
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	241
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	241
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	241
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	241
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	241
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	241

Nuveen Investments	111

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	241
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	241

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	241
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	241
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	241

112	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	241
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	241
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	241
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	241
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	241
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	241

Nuveen Investments	113

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	241
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	241
Jeffery M. Wilson 3/13/56 333 W. Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

114	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

A. Background

Prior to January 1, 2011, FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), served as investment adviser to each Fund pursuant to an investment advisory agreement between First American Investment Funds, Inc. (the “Company”) and FAF (the “Prior Advisory Agreement”), and as administrator to each Fund pursuant to an administrative agreement between the Company and FAF (the “Prior Administrative Agreement”). On July 29, 2010, U.S. Bank and FAF entered into a definitive agreement with Nuveen Investments, Inc. (“Nuveen”), Nuveen Asset Management (“NAM”) and certain Nuveen affiliates, whereby NAM would acquire a portion of the asset management business of FAF (the “Transaction”). The acquired business included the assets of FAF used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products (other than the money market business and closed-end funds advised by FAF), including the Funds. In connection with the Transaction, the Board of Directors (the “Prior Board”) serving the Funds as directors at that time (each a “Prior Director” and, collectively, the “Prior Directors”) considered a number of proposals designed to integrate the Funds into the Nuveen family of funds, including the appointment of NAM as investment adviser and Nuveen Investments, LLC as distributor to the Funds. The Prior Board also considered a proposal in connection with an internal restructuring of NAM (the “Restructuring”), for Nuveen Asset Management, LLC (“NAM LLC”), a wholly-owned subsidiary of NAM formed in anticipation of the Restructuring, to serve as sub-advisor for each Fund.

The Prior Board approved a new investment advisory agreement (the “New Advisory Agreement”) for each Fund with NAM and an investment sub-advisory agreement between NAM and NAM LLC (the “NAM Sub-Advisory Agreement”). At a meeting of the Funds’ stockholders held on December 17, 2010 (adjourned until December 29, 2010 for the Nuveen Small Cap Index Fund (formerly known as the Small Cap Index Fund)), stockholders of the Funds approved the New Advisory Agreement and the NAM Sub-Advisory Agreement. In addition, stockholders of the Company’s funds (including the Funds) elected ten directors, including one Prior Director, to the board of directors of the Company (the “New Board”).

On December 31, 2010, the Transaction closed and the New Board (which replaced the Prior Board) took effect. On January 1, 2011, the New Advisory Agreement and the NAM Sub-Advisory Agreement became effective. In addition, in connection with the Restructuring, NAM has changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The following is a summary of the considerations of the Prior Board, which were set forth in a proxy statement dated November 10, 2010 (the “Proxy Statement”), in approving the New Advisory Agreement and the NAM Sub-Advisory Agreement for the Funds.

B. Prior Board Considerations

The New Advisory Agreement for each Fund was approved by the Prior Board after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Prior Board authorized the submission of the New Advisory Agreement for consideration by each Fund’s stockholders.

At meetings held in May and June of 2010, the Prior Board was apprised of the general terms of the Transaction and, as a result, began the process of considering the transition of services from FAF to NFA. In preparation for its September 21-23, 2010 meeting, the Prior Board received, in response to a written due diligence request prepared by the Prior Board and its independent legal counsel and provided to NFA and FAF, a significant amount of information covering a range of issues in advance of the meeting. To assist the Prior Board in its consideration of the New Advisory Agreement for each Fund, NFA provided materials and information about, among other things: (1) NFA and its affiliates, including their history and organizational structure, product lines, experience in providing investment advisory, administrative and other services, and financial condition, (2) the nature, extent and quality of services to be provided under the New Advisory Agreement, (3) proposed Fund fees and expenses and comparative information relating thereto, and (4) NFA’s compliance and risk management capabilities and processes. In addition, the Prior Board was provided with a memorandum from independent legal counsel outlining the legal duties of the Prior Board under the Investment Company Act of 1940, as amended (the “1940 Act”). In response to further requests from the Prior Board and its independent legal counsel, NFA and FAF provided additional information to the Prior Board following its September 21-23 meeting.

An additional in-person meeting of the Prior Board to consider the New Advisory Agreement was held on October 7, 2010, at which the members of the Prior Board in attendance, all of whom were not considered to be “interested persons” of the Company as defined in the 1940 Act (the “Independent Prior Directors”), approved the New Advisory Agreement with NFA for each Fund.

In considering the New Advisory Agreement for each Fund, the Prior Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of services to be rendered to the Funds by NFA, (2) the cost of services to be provided, including Fund expense information, and (3) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale.

In considering the New Advisory Agreement, the Prior Board did not identify any particular information that was all-important or controlling, and each Prior Director may have attributed different weights to the various factors discussed below. Where appropriate, the Prior Directors evaluated all information available to them regarding the Company’s funds on a fund-by-fund basis, and their determinations were made separately with respect to each such fund (including each of the Funds). The Prior Directors, all of whom were Independent Prior Directors, concluded that the terms of the New Advisory Agreement and the fee rates to be paid in light of

Nuveen Investments	115

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

the services to be provided to each Fund are in the best interests of each Fund, and that the New Advisory Agreement should be approved and recommended to stockholders for approval. In voting to approve the New Advisory Agreement with respect to each Fund, the Prior Board considered in particular the following factors:

Nature, Extent and Quality of Services. In considering approval of the New Advisory Agreement, the Prior Board considered the nature, extent and quality of services to be provided by NFA, including advisory services and administrative services. The Prior Board reviewed materials outlining, among other things, NFA’s organizational structure and business; the types of services that NFA or its affiliates are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and fund product lines offered by NFA. The Prior Board considered that affiliation with a larger fund complex and well-recognized sponsor may result in a broader distribution network, potential economies of scale with respect to other services or fees and broader shareholder services including exchange options.

With respect to personnel, the Prior Board considered information regarding retention plans for current FAF employees who would be offered employment by NFA, and the background and experience of NFA employees who would become portfolio managers as of the closing of the Transaction. The Prior Board also reviewed information regarding portfolio manager compensation arrangements to evaluate NFA’s ability to attract and retain high quality investment personnel.

In evaluating the services of NFA, the Prior Board also considered NFA’s ability to supervise the Funds’ other service providers and, given the importance of compliance, NFA’s compliance program. Among other things, the Prior Board considered the report of NFA’s chief compliance officer regarding NFA’s compliance policies and procedures.

In addition to advisory services, the Prior Board considered the quality of administrative services expected to be provided by NFA and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Prior Board considered that, based on representations from FAF and NFA, the Transaction would allow stockholders to continue their investment in each of the Company’s funds with the same investment objective and principal strategies and, in most cases, the same portfolio management team. In light of the continuity of investment personnel in most cases (with respect to the Company’s funds in the aggregate), the Prior Board considered the historical investment performance of each of the Company’s funds (including each Fund) previously provided during the annual contract renewal process.

Cost of Services Provided by NFA. In evaluating the costs of the services to be provided by NFA under the New Advisory Agreement, the Prior Board received a comparison of each Fund’s annual operating expenses as of June 30, 2010 under the Prior Advisory Agreement and under the New Advisory Agreement, in each case adjusted to reflect a decrease in net assets for certain of the Company’s funds from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction. The Prior Board considered, among other things, that the advisory fee rates and other expenses would change as a result of NFA serving as investment adviser to each Fund. The Prior Board noted that the services provided by NFA under the New Advisory Agreement would include certain administrative services, which services (along with other services) were provided pursuant to the Prior Administrative Agreement and were charged separately from the advisory fee. Accordingly, the Prior Board considered that the fee rates paid under the New Advisory Agreement include bundled investment advisory and administrative fees and thus are higher than the fee rates paid under the Prior Advisory Agreement for most of the Company’s funds, but lower than the combined fee rates paid under the Prior Advisory Agreement and the Prior Administrative Agreement. The Prior Board also noted that certain administrative services provided under the Prior Administrative Agreement would not be provided under the New Advisory Agreement and will be delegated to other service providers. Similarly, certain fees paid by FAF under the Prior Administrative Agreement will not be paid by NFA under the New Advisory Agreement and will be paid directly by the Funds. However, immediately following the closing of the Transaction, the net expense ratio of each Fund was expected to be the same or lower than the Fund’s net expense ratio as of June 30, 2010, adjusted (where applicable) to reflect a decrease in net assets resulting from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction, assuming the Fund’s net assets at the time of the closing of the Transaction were no lower than their adjusted June 30 level. In addition, the Prior Board noted that NFA has committed to certain undertakings to maintain current fee caps and/or to waive fees or reimburse expenses to maintain net management fees at certain levels and Nuveen has represented to the Prior Board that Nuveen and its affiliates will not take any action that imposes an “unfair burden” on any Fund as a result of the Transaction. The Prior Board also considered that fees payable under the New Advisory Agreement include both a fund-level fee and a complex-level fee, and that schedules for the fund-level and complex-level fees contain breakpoints that are based, respectively, on Fund assets and Nuveen complex-wide assets. The Prior Board considered that breakpoints in the fund-level fee allow for the possibility that this portion of the advisory fee could decline in the future if Fund assets were to increase or increase in the future if Fund assets were to decline. The Prior Board also considered that breakpoints in the complex-level fee allow for the possibility that this portion of the advisory fee could decline in the future if complex-wide assets were to increase or increase in the future if complex-wide assets were to decline, regardless, in each case, of whether assets of the particular Fund had increased or decreased.

In considering the compensation to be paid to NFA, the Prior Board also reviewed fee information regarding NFA-sponsored funds, to the extent such funds had similar investment objectives and strategies to the Funds. The Prior Board reviewed information provided by NFA regarding similar funds managed by NFA and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Company’s funds. The Prior Board also compared proposed fee and expense information to the median fees and expenses of comparable funds, using information provided by an independent data service.

116	Nuveen Investments

In evaluating the compensation, the Prior Board also considered other amounts expected to be paid to NFA by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NFA and its affiliates are expected to receive, that are directly attributable to the management of the Funds.

The Prior Board also considered that the Funds would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing the Proxy Statement.

Economies of Scale. The Prior Board reviewed information regarding potential economies of scale or other efficiencies that might result from the Funds’ potential association with Nuveen. The Prior Board noted that the New Advisory Agreement provides for breakpoints in the Funds’ fund-level and complex-level management fee rates as the assets of the Funds and the assets held by the various registered investment companies sponsored by Nuveen increase, respectively. The Prior Board concluded that the structure of the investment management fee rates, with the breakpoints for the Funds under the New Advisory Agreement, reflected sharing of potential economies of scale with the Funds’ stockholders.

Conclusion. After deliberating in executive session, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, approved the New Advisory Agreement with respect to each Fund, concluding that the New Advisory Agreement was in the best interests of each Fund.

NAM Sub-Advisory Agreement. The Prior Board also approved the NAM Sub-Advisory Agreement between NFA and NAM LLC as a result of the Restructuring expected to occur with NFA. The Prior Board considered that the services to be provided by NAM LLC under the NAM Sub-Advisory Agreement would not result in any material change in the nature or level of investment advisory services or administrative services provided to the Funds. In addition, the portfolio managers will continue to manage the Funds in their capacity as employees of NAM LLC. The Prior Board considered that NFA will pay a portion of the advisory fee it receives from each Fund to NAM LLC for its services as sub-advisor. The Prior Board concluded, based upon the conclusions that the Prior Board reached in connection with the approval of the New Advisory Agreement and after determining that it need not reconsider all of the factors that it had considered in connection with the approval of the New Advisory Agreement, to approve the NAM Sub-Advisory Agreement.

Nuveen Investments	117

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper S&P 500 Index Objective Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper S&P 500 Index Objective Funds Classification. The Lipper S&P 500 Index Objective Funds Classification Average contained 158, 152 and 118 funds for the 1-year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds Classification. The Lipper Mid-Cap Core Funds Classification Average contained 314, 233 and 154 for the 1-year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. The Lipper Small-Cap Core Funds Classification Average contained 708, 513 and 303 funds for the 1- year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. The Lipper average is not available for direct investment

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Standard & Poors (S&P) 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Standard & Poors (S&P) MidCap 400® Index: An unmanaged, market value-weighted index of 400 mid-cap companies. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

118	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and Shareholder Services

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Equity Index	100%	100%
Nuveen Mid Cap Index	100%	100%
Nuveen Small Cap Index	98.17%	100%

Long Term Capital Gain Distributions: The following Funds designate as a long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amounts shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2011:

Fund	Long Term Capital Gain Dividend (000)
Nuveen Equity Index Fund	$60,787
Nuveen Mid Cap Index Fund	2,540

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	119

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FIDX-1011D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that Ernst and Young LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended October 31, 2011 [5]	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Equity Income Fund	21,875	0	1,056	0
Equity Index Fund	20,000	0	1,056	0
Global Infrastructure Fund	21,875	0	1,056	0
International Fund	21,875	0	2,303	0
International Select Fund	21,875	0	2,205	0
Large Cap Growth Opportunities Fund	21,875	0	1,056	0
Large Cap Select Fund	21,875	0	1,056	0
Large Cap Value Fund	21,875	0	1,056	0
Mid Cap Growth Opportunities Fund	21,875	0	1,056	0
Mid Cap Index Fund	20,000	0	1,056	0
Mid Cap Select Fund	21,875	0	1,056	0
Mid Cap Value Fund	21,875	0	1,056	0
Quantitative Enhanced Core Equity Fund	21,875	0	1,056	0
Real Estate Securities Fund	21,875	0	1,056	0
Small Cap Growth Opportunities Fund	21,875	0	1,056	0
Small Cap Index Fund	20,000	0	1,056	0
Small Cap Select Fund	21,875	0	0	0
Small Cap Value Fund	21,875	0	1,056	0
Tactical Market Opportunities Fund	21,875	0	1,056	0

Total	$410,000	$0	$21,404	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Funds were acquired on December 31, 2010.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Equity Income Fund	0%	0%	0%	0%
Equity Index Fund	0%	0%	0%	0%
Global Infrastructure Fund	0%	0%	0%	0%
International Fund	0%	0%	0%	0%
International Select Fund	0%	0%	0%	0%
Large Cap Growth Opportunities Fund	0%	0%	0%	0%
Large Cap Select Fund	0%	0%	0%	0%
Large Cap Value Fund	0%	0%	0%	0%
Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Mid Cap Index Fund	0%	0%	0%	0%
Mid Cap Select Fund	0%	0%	0%	0%
Mid Cap Value Fund	0%	0%	0%	0%
Quantitative Enhanced Core Equity Fund	0%	0%	0%	0%
Real Estate Securities Fund	0%	0%	0%	0%
Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Small Cap Index Fund	0%	0%	0%	0%
Small Cap Select Fund	0%	0%	0%	0%
Small Cap Value Fund	0%	0%	0%	0%
Tactical Market Opportunities Fund	0%	0%	0%	0%

Fiscal Year Ended October 31, 2010	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Equity Income Fund	61,758	206	12,512	0
Equity Index Fund	61,758	206	12,512	0
Global Infrastructure Fund	61,758	206	12,512	0
International Fund	61,758	206	12,512	0
International Select Fund	61,758	206	12,512	0
Large Cap Growth Opportunities Fund	61,758	206	12,512	0
Large Cap Select Fund	61,758	206	12,512	0
Large Cap Value Fund	61,758	206	12,512	0
Mid Cap Growth Opportunities Fund	61,758	206	12,512	0
Mid Cap Index Fund	61,758	206	12,512	0
Mid Cap Select Fund	61,758	206	12,512	0
Mid Cap Value Fund	61,758	206	12,512	0
Quantitative Enhanced Core Equity Fund	61,758	206	12,512	0
Real Estate Securities Fund	61,758	206	12,512	0
Small Cap Growth Opportunities Fund	61,758	206	12,512	0
Small Cap Index Fund	61,758	206	12,512	0
Small Cap Select Fund	61,758	206	12,512	0
Small Cap Value Fund	61,758	206	12,512	0
Tactical Market Opportunities Fund	61,758	206	12,512	0

Total	$1,173,402	$3,914	$237,728	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Equity Income Fund	0%	0%	0%	0%
Equity Index Fund	0%	0%	0%	0%
Global Infrastructure Fund	0%	0%	0%	0%
International Fund	0%	0%	0%	0%
International Select Fund	0%	0%	0%	0%
Large Cap Growth Opportunities Fund	0%	0%	0%	0%
Large Cap Select Fund	0%	0%	0%	0%
Large Cap Value Fund	0%	0%	0%	0%
Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Mid Cap Index Fund	0%	0%	0%	0%
Mid Cap Select Fund	0%	0%	0%	0%
Mid Cap Value Fund	0%	0%	0%	0%
Quantitative Enhanced Core Equity Fund	0%	0%	0%	0%
Real Estate Securities Fund	0%	0%	0%	0%
Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Small Cap Index Fund	0%	0%	0%	0%
Small Cap Select Fund	0%	0%	0%	0%
Small Cap Value Fund	0%	0%	0%	0%
Tactical Market Opportunities Fund	0%	0%	0%	0%

Fiscal Year Ended October 31, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2010	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2011 [1]	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Equity Income Fund	1,056	0	0	1,056
Equity Index Fund	1,056	0	0	1,056
Global Infrastructure Fund	1,056	0	0	1,056
International Fund	2,303	0	0	2,303
International Select Fund	2,205	0	0	2,205
Large Cap Growth Opportunities Fund	1,056	0	0	1,056
Large Cap Select Fund	1,056	0	0	1,056
Large Cap Value Fund	1,056	0	0	1,056
Mid Cap Growth Opportunities Fund	1,056	0	0	1,056
Mid Cap Index Fund	1,056	0	0	1,056
Mid Cap Select Fund	1,056	0	0	1,056
Mid Cap Value Fund	1,056	0	0	1,056
Quantitative Enhanced Core Equity Fund	1,056	0	0	1,056
Real Estate Securities Fund	1,056	0	0	1,056
Small Cap Growth Opportunities Fund	1,056	0	0	1,056
Small Cap Index Fund	1,056	0	0	1,056
Small Cap Select Fund	0	0	0	0
Small Cap Value Fund	1,056	0	0	1,056
Tactical Market Opportunities Fund	1,056	0	0	1,056

Total	$21,404	$0	$0	$21,404
“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The Funds were acquired on December 31, 2010.

Fiscal Year Ended October 31, 2010	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Equity Income Fund	12,512	0	0	12,512
Equity Index Fund	12,512	0	0	12,512
Global Infrastructure Fund	12,512	0	0	12,512
International Fund	12,512	0	0	12,512
International Select Fund	12,512	0	0	12,512
Large Cap Growth Opportunities Fund	12,512	0	0	12,512
Large Cap Select Fund	12,512	0	0	12,512
Large Cap Value Fund	12,512	0	0	12,512
Mid Cap Growth Opportunities Fund	12,512	0	0	12,512
Mid Cap Index Fund	12,512	0	0	12,512
Mid Cap Select Fund	12,512	0	0	12,512
Mid Cap Value Fund	12,512	0	0	12,512
Quantitative Enhanced Core Equity Fund	12,512	0	0	12,512
Real Estate Securities Fund	12,512	0	0	12,512
Small Cap Growth Opportunities Fund	12,512	0	0	12,512
Small Cap Index Fund	12,512	0	0	12,512
Small Cap Select Fund	12,512	0	0	12,512
Small Cap Value Fund	12,512	0	0	12,512
Tactical Market Opportunities Fund	12,512	0	0	12,512

Total	$237,728	$0	$0	$237,728

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date January 6, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date January 6, 2012